UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23165

CION ARES DIVERSIFIED CREDIT FUND

(Exact name of registrant as specified in charter)

100 PARK AVENUE

25TH FLOOR

NEW YORK, NEW YORK 10017

(Address of principal executive offices)(Zip code)

Eric A. Pinero

100 Park Avenue, 25th Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copy to:
Michael A. Reisner Mark Gatto CION Ares Diversified Credit Fund 100 Park Avenue, 25th Floor New York, New York 10017		P. Jay Spinola, Esq. Michael A. DeNiro, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (646) 845-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – December 31, 2025

Item 1. Report to Stockholders.

(a)

CION Ares Diversified Credit Fund

ANNUAL REPORT

DECEMBER 31, 2025

CION Ares Diversified Credit Fund

Annual Report 2025

CION Ares Diversified Credit Fund

Letter to Shareholders

December 31, 2025

Fellow Shareholders,

We are pleased to present the annual report for the CION Ares Diversified Credit Fund (the "Fund" or "CADC") for the period ending December 31, 2025. The Fund has continued to experience steady asset growth, with total managed assets reaching approximately $7.8 billion as of December 31, 2025. The Fund returned +7.55%1 in 2025, benefitting from sound credit fundamentals within the portfolio, supportive base rates, and dynamic asset allocation. As of period-end, the Fund had exposure to more than 900 investments, diversified across 24 unique industries. Secured debt instruments accounted for 90%2 of the Fund's investments, and 81%3 of the Fund's portfolio was deployed in investments directly originated by investment groups across the Ares Management Corporation ("Ares") platform. The Fund's distribution rate was stable during the period, concluding the year at 8.48%4. CADC's relative value approach across liquid and illiquid credit sectors enabled the portfolio to capitalize on market opportunities across global credit markets during the period, while maintaining steady distributions of income and preserving shareholder capital.

Investment Philosophy and Process

The Fund employs a dynamic asset allocation framework that seeks to offer enhanced yield and downside risk mitigation, while enabling the Fund's investment advisor, CION Ares Management, LLC ("CION Ares Management," "CAM" or the "Advisor") and the Fund's investment sub-advisor, Ares Capital Management II LLC (the "Sub-Advisor"), an affiliate of Ares, to respond to changing market conditions. We believe the Fund's differentiated, diversified portfolio of both directly originated and liquid investments can provide superior risk-adjusted returns for our shareholders. Active management across a broad spectrum of credit asset classes, including direct lending in the United States and Europe, high yield bonds, leveraged loans, structured credit, real estate debt, and other credit instruments provides the opportunity to generate attractive risk-adjusted returns by capturing the best relative value.

The Fund's investment process is rigorous and incorporates both top-down and bottom-up factors. The Advisor leverages the resources of the Sub-Advisor to conduct ongoing proprietary analysis at the asset-class level, comparing current market conditions with historical and industry-level precedents to examine the rate environment, correlation to public markets, and local/regional risks. This information is periodically shared with members of the Advisor's allocation committee, which consists of senior members overseeing each of the Fund's underlying asset classes who may share their observations with the Fund's portfolio managers. This top-down framework is combined with the Sub-Advisor's robust origination and underwriting processes to drive a high degree of asset selectivity.

Investment Environment

Leveraged credit markets were resilient in 2025 despite heightened macro volatility to start the year and negative headlines towards the latter half of the period. The year commenced on a turbulent note due to uncertainty around trade policy, culminating with the Trump administration's "Liberation Day" announcement in early April. Despite a short (and sharp) drawdown on the back of the announcement, markets recovered swiftly due to positive trade developments and resilient hard economic data, both of which lead to improved sentiment. Economic growth remained positive throughout the year, and consumer data was largely resilient, though a divergence between higher and lower end consumers started to surface. While economic data was largely positive, inflation remained sticky and labor conditions showed signs of softness in the second half of the year. Against this backdrop, the Federal Reserve cut interest rates three times in the second half of the year, resulting in a 75-basis point reduction to their target rate.

Corporate fundamentals were solid throughout the year as earnings growth remained strong and credit metrics such as leverage and interest coverage were on sound footing. While a few defaults captured headlines and news flow, fundamental conditions remained muted, with default rates concluding the year at 1.88% for high yield bonds and 2.87% for syndicated loans5. Elevated headline risk and a recalibration of rate expectations impacted sentiment and fund flows in the loan market specifically with leveraged loan retail funds reporting a $4.9 billion outflow during the final 3 months of the year6. Despite these headwinds, credit markets were a source of positive returns during the year; syndicated loans returned +5.94%7 while high yield bonds returned +8.50%8. Income was the primary driver of returns across both asset classes, with high yield bonds benefiting from the move in rates, too. The S&P 500 returned +17.86%9, with returns concentrated on a select number of technology names. Traditional fixed income returned +7.30%10, benefitting from the shift in rate policy and risk-off environment to start the year.

Several recurring trends emerged within the leveraged credit markets in 2025. As mentioned, credit fundamentals remained sound throughout the period, contributing to a muted default environment. With respect to technicals, supply across public

Annual Report 2025

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

December 31, 2025

and private credit markets gained momentum in the second half of the year as the trade picture gained clarity. Specific to the syndicated loan market, while refinancings and repricings comprised a majority of gross issuance, net issuance reached its highest level since 2021 and CLO issuance reached an all-time high as well, which provided a support mechanism for prices throughout the year11. Direct Lending volumes gained momentum towards year-end, with activity exceeding the 24-month average throughout the quarter as LBO volumes in this cohort outpaced the syndicated markets12. The environment for new issue was competitive as managers sought to deploy elevated levels of dry powder, leading to a tighter spread environment throughout the year. While spreads tightened, all-in yields remained attractive due to elevated base rates and attractive original issue discounts, where applicable.

Specific to CADC, the Fund has been resilient, maintaining a stable income profile with an attractive 9.19% current yield13 and 8.48% distribution rate4. Fundamentally, the Fund's portfolio remains in a strong position with non-accrual rates below 2%14. We are excited about the opportunities that lie ahead in the global credit markets and continue to actively participate in corporate and asset-backed direct lending opportunities, while seeking to take advantage of pockets of volatility within the liquid credit markets. While the Fund continues to be anchored in a core allocation to directly originated assets, we continue to utilize the depth and breadth of the Ares credit platform to identify pockets of relative value and pricing mismatches across traded segments of the market, such as high yield bonds, syndicated loans and CLO securities. We continue to closely monitor macroeconomic developments, proactively manage exposures, and identify relative value opportunities created by shifts in sentiment on macro data releases, corporate fundamental trends and new policy implementations.

Summary

While market conditions remain firm, credit dispersion is increasing as management teams navigate the new trade landscape, developments in AI and heightened geopolitical volatility. Against this backdrop, we expect periodic bouts of market volatility to surface as the market reacts to headlines and central bank activity. We remain focused on downside protection and asset selectivity, with a primary focus on direct lending in the U.S. and Europe, while dynamically allocating across liquid and alternative credit markets as attractive relative value opportunities arise. We are pleased with the ongoing construction of the Fund's diversified portfolio, and we believe the Fund is well positioned to find compelling opportunities in an unpredictable market environment given our emphasis on senior secured, floating rate, directly originated assets in defensive, non-cyclical, service-based sectors. We believe Ares' scaled platform, tenured experience and cycle-tested investment process will allow the Fund to successfully navigate the evolving market environment.

We thank you for your investment in and continued support of the CION Ares Diversified Credit Fund.

Sincerely,

Mitch Goldstein Portfolio Manager CION Ares Diversified Credit Fund	Greg Margolies Portfolio Manager CION Ares Diversified Credit Fund	Michael Smith Portfolio Manager CION Ares Diversified Credit Fund

Views expressed are those of CION Ares Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Ares as a whole. Although these views are not intended to be a forecast of future events, a guarantee of future results, or investment advice, any forward-looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Ares Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. References to downside protection or similar language are not guarantees against loss of investment capital or value. Diversification does not assure profit or protect against market loss. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

CION Ares Diversified Credit Fund (CADC) is a continuously offered, diversified, unlisted closed-end management investment company that is structured as an interval fund. The fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a globally diversified portfolio of liquid and illiquid credit assets.

Please be aware that the Fund, the Advisers, the Distributor or the Wholesale Marketing Agent and their respective officers, directors, employees and affiliates do not undertake to provide impartial investment advice or to give advice in a Fiduciary capacity in connection with the Fund's public offering of shares. CION Securities, LLC (CSL) is the wholesale marketing agent for CION Ares Diversified Credit Fund, advised by CION Ares Management, LLC (CAM) with marketing services provided by ALPS Distributors, Inc (ADI). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA.

Annual Report 2025

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

December 31, 2025

1 Past performance is not indicative of future results. Performance shown here is the I-Share Class. The I-Share was incepted on July 12, 2017. Returns include reinvestment of distributions and reflect fund expenses inclusive of recoupment of previously provided expense support. The expense ratio is 3.76% as of December 31, 2025 excluding interest expense. Expense ratios are annualized and calculated as a percentage of estimated average net assets. Share values will fluctuate, therefore if repurchased, they may be worth more or less than their original cost.

2 Secured Debt includes First and Second Lien assets, Structured Credit Debt, Structured Credit Equity. Excludes Cash.

3 Includes U.S. Direct Lending, European Direct Lending, Alternative Credit, Real Estate Debt and Opportunistic investments. Excludes cash.

4 The current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current daily cash distribution per share without compounding), divided by the relevant net asset value per share. A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

5 Source: JP Morgan Default Monitor. As of December 31, 2025.

6 Source: Lipper, JP Morgan. As of December 31, 2025.

7 Proxy: S&P UBS Leveraged Loan Index. Please refer to Index Definitions for index definitions.

8 Proxy: ICE BofA US High Yield Index. Please refer to Index Definitions for index definitions.

9 Proxy: The Standard & Poor's 500 Index. Please refer to Index Definitions for index definitions.

10 Proxy: Bloomberg Aggregate Bond Index. Please refer to Index Definitions for index definitions.

11 Source: JP Morgan Market Monitor. Data as of December 31, 2025. Excludes refinancings and resets.

12 Sources: JP Morgan, KBRA. Data as of December 31, 2025.

13 CADC's current yield is calculated without the deduction of fees and expenses and does not represent a return to investors.

14 As of December 31, 2025. Based on cost.

Index Definitions

The Bloomberg Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. To be included in the index, bonds must be rated investment grade (at least Baa3/BBB) by Moody's and S&P. Inception date: January 1, 1976.

The Standard & Poor's 500 Index, often abbreviated as the S&P 500, or just "the S&P", is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The index components and their weightings are determined by S&P Dow Jones Indices.

The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the US dollar-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated "5B" or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/ BBB+. For unrated loans, the initial spread must be 125 basis points or higher above the benchmark reference reset rate. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

The ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

Annual Report 2025

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of December 31, 2025

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

FUND OVERVIEW

CION Ares Diversified Credit Fund (CADC) is a diversified, unlisted closed-end management investment company registered under the 1940 Act as an interval fund. The Fund will seek to capitalize on market inefficiencies and relative value opportunities by dynamically allocating a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments which, under normal circumstances, will represent at least 80% of the Fund's assets.

Fixed Rate vs. Floating

Excludes cash, other net assets and equity instruments.

KEY FACTS

TOTAL MANAGED ASSETS*	$7.8	B
TOTAL ISSUES	977
DISTRIBUTIONS[1]	Monthly

SHARE CLASS	INCEPTION	MONTH-END DISTRIBUTION RATE[2]	STANDARD DEVIATION[3]	SHARPE RATIO[4] (ANNUALIZED)
CLASS A	1/26/2017	8.17%	3.59%	1.03
CLASS C	7/12/2017	7.34%	3.55%	0.96
CLASS I	7/12/2017	8.48%	3.62%	1.09
CLASS L	11/2/2017	8.02%	3.64%	0.98
CLASS U	7/25/2019	7.71%	3.94%	0.84
CLASS U-2	4/30/2020	7.71%	2.89%	2.14
CLASS W	12/4/2018	8.00%	3.83%	1.00

Portfolio Characteristics

  Allocation by Asset Type**

  Allocation by Geography**

Allocation by Industry % of Portfolio

Software & Services	21.4%
Structured Products	10.3%
Health Care Equipment & Services	10.0%
Financial Services	9.0%
Commercial & Professional Services	7.8%
Insurance	6.6%
Capital Goods	5.2%
Consumer Services	4.0%
Other	24.1%
Cash	1.6%

Top Holdings % of Portfolio

Global Medical Response	0.9%
Citrix	0.9%
Dun & Bradstreet	0.9%
FEH Group	0.9%
Oak Funding LLC	0.8%
Global Music Rights	0.8%
Pike Corporation	0.8%
Banyan Software	0.8%
Enviva Partners	0.8%
eCapital	0.8%

** Holdings and allocations, unless otherwise indicated, are based on the total managed assets and subject to change without notice. Total managed assets is defined as the total assets (including any assets attributable to financial leverage) minus accrued liabilities (other than debt representing financial leverage). Data shown is for informational purposes only and not a recommendation to buy or sell any security.

Annual Report 2025

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of December 31, 2025 (continued)

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

MANAGEMENT TEAM

• Mitch Goldstein, Co-Head of Ares Credit Group | 29 Years of Experience

• Greg Margolies, Partner, Ares Management | 36 Years of Experience

• Michael Smith, Co-Head of Ares Credit Group | 29 Years of Experience

• CADC's allocation committee consists of an additional 13 members, averaging nearly 25 years of experience.

ABOUT CION INVESTMENTS

CION Investments is a leading manager of investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. With more than 30 years of experience in the alternative asset management industry, CION strives to level the playing field. CION currently manages CION Investment Corporation, a leading BDC, and sponsors, through CION Ares Management, CION Ares Diversified Credit Fund, a globally diversified interval fund.

ABOUT ARES MANAGEMENT

Ares Management Corporation (NYSE: ARES) is a leading global alternative investment manager operating three integrated businesses across Credit, Private Equity and Real Estate. Ares Management's investment groups collaborate to deliver innovative investment solutions which seek to provide consistent and attractive investment returns throughout market cycles. Please visit www.aresmgmt.com for additional information.

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns; most of the underlying credit instruments are rated below investment grade and considered speculative; there is no guarantee all shares can be repurchased; the Fund's business and operations may be impacted by fluctuations in the capital markets; the Fund is a diversified, closed-end investment company with limited operating history; diversification does not eliminate the risk of investment losses.

1 Distribution Frequency — there is no assurance monthly distributions paid by the Fund will be maintained at the targeted level or paid at all.

2 Month-End Distribution Rate — month-end distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current cash distribution per share without compounding), divided by the current net asset value. The month-end distribution rate shown may be rounded.

3 Standard Deviation — a widely used measure of an investment's performance volatility. Standard deviation shows how much variation from the mean exists with a larger number indicating the data points are more spread out over a larger range of values. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

4 Sharpe Ratio — a risk-adjusted measure that measures reward per unit of risk. The higher the Sharpe Ratio, the better. The numerator is the difference between a portfolio's return and the return of a risk-free instrument. The denominator is the portfolio's standard deviation. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, LLC (CAM), which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

CADC may fund distributions from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital, as well as net income from operations, capital and non-capital gains from the sale of assets, dividends or distributions from equity investments and expense support payments from CAM, which are subject to repayment. For the year ending December 31, 2024 distributions were paid from taxable income and did not include a return of capital for tax purposes. It is not anticipated that the current distribution rate will contain a return of capital. If expense support payments from CAM were not provided, some or all of the distributions may have been a return of capital which would reduce the available capital for investment. The sources of distributions may vary periodically. Please refer to the semi-annual or annual reports filed with the SEC for the sources of distributions.

Annual Report 2025

CION Ares Diversified Credit Fund

Performance Summary

December 31, 2025

The following graph shows the value, as of December 31, 2025, of a hypothetical $10,000 investment made on January 26, 2017 in Class A Shares at net asset value (with a sales charge of 5.75%). For comparative purposes, the performance of the Credit Suisse Leveraged Loan Index ("CSLLI") is shown. CSLLI is designed to mirror the investable universe of the U.S. Dollar-denominated leveraged loan market, and is deemed to be an appropriate broad-based securities market index for the Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. The returns in the graph and table set forth below represent past performance.

Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at https://www.cioninvestments.com/products/cion-ares-diversified-credit-fund/ to obtain the most recent month-end returns.

CION Ares Diversified Credit Fund's Lifetime Performance Data

CADC Performance Since Inception

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Automobiles and Components
Automotive Keys Group, LLC		1st Lien Term Loan	10.32%	SOFR (Q)	6.50%		08/2026		$1,547	$1,361	(e)(f)
Automotive Keys Group, LLC		1st Lien Term Loan	10.17%	SOFR (Q)	6.50%		08/2026		117	103	(e)(f)
Churchill Opco Holdings LLC		1st Lien Revolving Loan	8.62%	SOFR (Q)	5.00%		11/2029		24	24	(e)(g)
Churchill Opco Holdings LLC		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		11/2029		1,188	1,188	(e)(f)
Churchill Opco Holdings LLC		1st Lien Delay Draw Term Loan	8.67%	SOFR (Q)	5.00%		11/2029		2,146	2,146	(e)(g)
Clarios Global LP		1st Lien Term Loan	6.22%	SOFR (M)	2.50%		05/2030		6,231	6,232	(f)
Collision SP Subco, LLC		1st Lien Revolving Loan	8.57%	SOFR (Q)	4.75%		01/2030		13	13	(e)(g)
Collision SP Subco, LLC		1st Lien Term Loan	8.54%	SOFR (Q)	4.75%		01/2030		888	888	(e)(f)
Collision SP Subco, LLC		1st Lien Term Loan	8.51%	SOFR (Q)	4.75%		01/2030		28	28	(e)(f)
Collision SP Subco, LLC		1st Lien Delay Draw Term Loan	8.54%	SOFR (Q)	4.75%		01/2030		518	518	(e)
Collision SP Subco, LLC		1st Lien Delay Draw Term Loan	8.51%	SOFR (Q)	4.75%		01/2030		65	65	(e)(g)
Continental Acquisition Holdings, Inc.		1st Lien Revolving Loan	7.83%	SOFR (Q)	3.75%		01/2028		1	1	(e)(g)
Continental Acquisition Holdings, Inc.		1st Lien Term Loan					07/2028		6,982	3,910	(e)(i)
Continental Acquisition Holdings, Inc.		1st Lien Delay Draw Term Loan					07/2028		1,695	949	(e)(i)
Highline Aftermarket Acquisition, LLC		1st Lien Revolving Loan					11/2028		—	—	(e)(g)
Highline Aftermarket Acquisition, LLC		1st Lien Term Loan	7.32%	SOFR (Q)	3.50%		02/2030		18,495	18,576
Sun Acquirer Corp.		1st Lien Revolving Loan					09/2027		—	—	(e)(g)
Sun Acquirer Corp.		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		09/2028		14,775	14,775	(e)(f)
Sun Acquirer Corp.		1st Lien Delay Draw Term Loan	8.22%	SOFR (M)	4.50%		09/2028		12,925	12,926	(e)(f)(g)
Telle Tire & Auto Service, LLC		1st Lien Revolving Loan	8.95%	SOFR (S)	4.75%		03/2031		48	47	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Telle Tire & Auto Service, LLC		1st Lien Term Loan	8.78%	SOFR (S)	4.75%		03/2031		$133	$133	(e)(f)
Telle Tire & Auto Service, LLC		1st Lien Delay Draw Term Loan	8.78%	SOFR (S)	4.75%		03/2031		400	400	(e)
Telle Tire & Auto Service, LLC		1st Lien Delay Draw Term Loan	8.64%	SOFR (S)	4.75%		03/2031		94	94	(e)(g)
Truck-Lite Co., LLC and Ecco Holdings Corp.		1st Lien Revolving Loan					02/2031		—	—	(e)(g)
Truck-Lite Co., LLC and Ecco Holdings Corp.		1st Lien Term Loan	8.48%	SOFR (M)	4.75%		02/2032		13,442	13,442	(e)(f)
Truck-Lite Co., LLC and Ecco Holdings Corp.		1st Lien Delay Draw Term Loan	8.48%	SOFR (M)	4.75%		02/2032		750	750	(e)(g)
Truck-Lite Co., LLC and Ecco Holdings Corp.		1st Lien Delay Draw Term Loan	8.48%	SOFR (Q)	4.75%		02/2032		285	285	(e)(g)
Wand Newco 3, Inc.		1st Lien Term Loan	6.22%	SOFR (M)	2.50%		01/2031		22,078	22,089	(f)
										100,943		1.96%
Capital Goods
AeriTek Global US Acquisition Inc.		1st Lien Revolving Loan	10.34%	SOFR (Q)	6.50%		08/2030		27	27	(e)(g)
AeriTek Global US Acquisition Inc.		1st Lien Term Loan	10.32%	SOFR (Q)	6.50%		08/2030		640	630	(e)(f)
AI Aqua Merger Sub, Inc.		1st Lien Term Loan	6.86%	SOFR (M)	3.00%		07/2028		31,411	31,469	(f)
Airx Climate Solutions, Inc.		1st Lien Revolving Loan					11/2029		—	—	(e)(g)
Airx Climate Solutions, Inc.		1st Lien Term Loan	9.57%	SOFR (Q)	5.75%		11/2029		1,483	1,483	(e)(f)
Airx Climate Solutions, Inc.		1st Lien Term Loan	8.82%	SOFR (Q)	5.00%		11/2029		2,402	2,378	(e)(f)
Airx Climate Solutions, Inc.		1st Lien Delay Draw Term Loan	8.82%	SOFR (Q)	5.00%		11/2029		490	485	(e)(f)(g)
Align Precision Group, LLC		1st Lien Term Loan	10.75% PIK	SOFR (Q)	6.75%		07/2030		2,950	2,950	(e)
Align Precision Group, LLC		1st Lien Delay Draw Term Loan	10.42% PIK	SOFR (Q)	6.75%		07/2030		422	423	(e)(g)
AllClear Military Inc.		1st Lien Revolving Loan					05/2030		—	—	(e)(g)
AllClear Military Inc.		1st Lien Term Loan	9.17%	SOFR (Q)	5.50%		05/2030		807	807	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
AllClear Military Inc.		1st Lien Term Loan	10.27% (2.00% PIK)	SOFR (M)	6.50%		05/2030			$132	$49	(e)
AllClear Military Inc.		1st Lien Term Loan	11.07% (6.00% PIK)	SOFR (M)	7.00%		05/2030			472	174	(e)
AllClear Military Inc.		1st Lien Delay Draw Term Loan	9.32%	SOFR (Q)	5.50%		05/2030			81	81	(e)(g)
Artera Services, LLC		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		02/2031			6,443	5,182	(f)
BCPE Empire Holdings, Inc.		1st Lien Term Loan	6.97%	SOFR (M)	3.25%		12/2030			2,449	2,419
BGIF IV Fearless Utility Services, Inc.		1st Lien Revolving Loan					06/2030			—	—	(e)(g)
BGIF IV Fearless Utility Services, Inc.		1st Lien Term Loan	8.73%	SOFR (M)	5.00%		06/2031			2,210	2,210	(e)(f)
BGIF IV Fearless Utility Services, Inc.		1st Lien Delay Draw Term Loan	8.73%	SOFR (M)	5.00%		06/2031			647	647	(e)(g)
Box Bidco Limited	United Kingdom	1st Lien Term Loan	9.29%	EURIBOR (S)	7.17%		11/2028			€878	1,032	(e)(f)
Box Bidco Limited	United Kingdom	1st Lien Term Loan	9.60%	SOFR (S)	5.50%		11/2028			1,691	1,691	(e)(f)
Box Bidco Limited	United Kingdom	1st Lien Term Loan	11.27%	SOFR (S)	7.17%		11/2028			536	536	(e)
Burgess Point Purchaser Corporation		1st Lien Term Loan	9.19%	SOFR (Q)	5.25%		07/2029			4,062	3,429	(f)
CPIG Holdco Inc.		1st Lien Revolving Loan	8.84%	SOFR (Q)	4.75%		04/2028			1	1	(e)(g)
CPIG Holdco Inc.		1st Lien Term Loan	11.09%	SOFR (Q)	7.00%		04/2028			3,786	3,786	(e)(f)
Dynamic NC Aerospace Holdings, LLC		1st Lien Revolving Loan	10.63%	SOFR (Q)	6.50%		12/2027			536	536	(e)(g)
Dynamic NC Aerospace Holdings, LLC		1st Lien Term Loan	10.63%	SOFR (Q)	6.50%		12/2027			3,232	3,232	(e)(f)
ELM DebtCo, LLC		1st Lien Revolving Loan					11/2031			—	—	(e)(g)
ELM DebtCo, LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		11/2031			388	384	(e)(f)
ELM DebtCo, LLC		1st Lien Delay Draw Term Loan					11/2031			—	—	(e)(g)
Generator Buyer, Inc.	Canada	1st Lien Revolving Loan					07/2030		CAD	—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Generator Buyer, Inc.	Canada	1st Lien Term Loan	6.76%	CORRA (Q)	4.50%		07/2030		CAD	2,015	$1,468	(e)(f)
Generator Buyer, Inc.	Canada	1st Lien Delay Draw Term Loan	6.76%	CORRA (Q)	4.50%		07/2030		CAD	364	265	(e)(g)
Generator Buyer, Inc.		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		07/2030			406	406	(e)(f)
Generator Buyer, Inc.		1st Lien Delay Draw Term Loan					07/2030			—	—	(e)(g)
GSV Purchaser, Inc.		1st Lien Revolving Loan					08/2030			—	—	(e)(g)
GSV Purchaser, Inc.		1st Lien Term Loan	8.28%	SOFR (Q)	4.50%		08/2031			3,662	3,662	(e)(f)
GSV Purchaser, Inc.		1st Lien Delay Draw Term Loan	8.28%	SOFR (Q)	4.50%		08/2031			437	437	(e)(g)
Harvey Tool Company, LLC		1st Lien Term Loan	6.90%	EURIBOR (M)	5.00%		08/2032			€276	322	(e)(f)
Helix Acquisition Holdings, Inc.		1st Lien Term Loan	10.82%	SOFR (M)	7.00%		03/2030			473	473	(e)
Horizon Avionics Buyer, LLC (Horizon CTS Buyer, LLC)		1st Lien Revolving Loan	8.42%	SOFR (Q)	4.75%		03/2032			364	364	(e)(g)
Horizon Avionics Buyer, LLC (Horizon CTS Buyer, LLC)		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		03/2032			8,207	8,206	(e)(f)
Horizon Avionics Buyer, LLC (Horizon CTS Buyer, LLC)		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		03/2032			1,028	1,028	(e)(g)
JSG II, Inc. and Checkers USA, Inc.		1st Lien Revolving Loan					09/2032			—	—	(e)(g)
JSG II, Inc. and Checkers USA, Inc.		1st Lien Term Loan	8.23%	SOFR (M)	4.50%		09/2032			179	178	(e)(f)
JSG II, Inc. and Checkers USA, Inc.		1st Lien Delay Draw Term Loan					09/2032			—	—	(e)(g)
Kene Acquisition, Inc.		1st Lien Revolving Loan					02/2031			—	—	(e)(g)
Kene Acquisition, Inc.		1st Lien Delay Draw Term Loan					02/2031			—	—	(e)(g)
LBM Acquisition LLC		1st Lien Term Loan	7.58%	SOFR (M)	3.75%		06/2031			6,475	6,063	(f)
Madison IAQ LLC		1st Lien Term Loan	6.70%	SOFR (S)	2.50%		06/2028			14,489	14,551
Osmose Utilities Services, Inc.		1st Lien Term Loan	7.08%	SOFR (M)	3.25%		06/2028			1,135	1,113

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Osmose Utilities Services, Inc.		2nd Lien Term Loan	10.58%	SOFR (M)	6.75%		06/2029		$8,237	$8,073	(e)
Paris US Holdco, Inc. & 1001028292 Ontario Inc.		1st Lien Revolving Loan	8.47%	SOFR (M)	4.75%		12/2031		81	81	(e)(g)
Paris US Holdco, Inc. & 1001028292 Ontario Inc.		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		12/2031		5,829	5,829	(e)(f)
Paris US Holdco, Inc. & 1001028292 Ontario Inc.		1st Lien Delay Draw Term Loan					12/2031		—	—	(e)(g)
Patriot Container Corp.		1st Lien Term Loan	13.00% (7.00% PIK)				09/2030		26,992	26,992	(e)
Patriot Container Corp.		1st Lien Delay Draw Term Loan	13.00% (7.00% PIK)				09/2030		380	381	(e)(g)
Pave America Holding, LLC		1st Lien Revolving Loan	8.42%	SOFR (Q)	4.75%		08/2032		37	37	(e)(g)
Pave America Holding, LLC		1st Lien Term Loan	8.94% (2.88% PIK)	SOFR (Q)	5.25%		08/2032		413	408	(e)(f)
Pave America Holding, LLC		1st Lien Delay Draw Term Loan	8.94% (2.88% PIK)	SOFR (Q)	5.25%		08/2032		42	42	(e)(g)
Pike Corporation		1st Lien Revolving Loan					12/2032		—	—	(e)(g)
Pike Corporation		1st Lien Term Loan	8.20%	SOFR (Q)	4.50%		12/2032		63,285	62,969	(e)(f)
Pike Corporation		1st Lien Delay Draw Term Loan					12/2032		—	—	(e)(g)
Project Castle, Inc.		1st Lien Term Loan	9.36%	SOFR (S)	5.50%		06/2029		8,678	5,587
PumpTech, LLC		1st Lien Revolving Loan	8.47%	SOFR (M)	4.75%		01/2031		121	120	(e)(g)
PumpTech, LLC		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		01/2031		2,023	2,002	(e)(f)
PumpTech, LLC		1st Lien Delay Draw Term Loan	8.47%	SOFR (M)	4.75%		01/2031		399	395	(e)(g)
Radius Aerospace Europe Limited	United Kingdom	1st Lien Revolving Loan	9.72% (0.25% PIK)	SONIA (M)	6.00%		03/2027		£373	502	(e)(g)
Radius Aerospace Europe Limited	United Kingdom	1st Lien Term Loan	9.82% (0.25% PIK)	SOFR (Q)	6.00%		03/2027		4,081	4,081	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Radius Aerospace, Inc.		1st Lien Revolving Loan	10.12% (0.25% PIK)	SOFR (Q)	6.00%		03/2027		$301	$301	(e)(g)
Radius Aerospace, Inc.		1st Lien Revolving Loan	10.12% (0.25% PIK)	SOFR (S)	6.00%		03/2027		1	1	(e)(g)
Radius Aerospace, Inc.		1st Lien Term Loan	9.82% (0.25% PIK)	SOFR (Q)	6.00%		03/2027		4,669	4,669	(e)(f)
Radius Aerospace, Inc.		1st Lien Term Loan	10.30% (0.25% PIK)	SOFR (Q)	6.00%		03/2027		12	12	(e)
Sigma Electric Manufacturing Corporation		1st Lien Revolving Loan	9.47%	SOFR (M)	5.75%		12/2027		61	61	(e)(g)
Sigma Electric Manufacturing Corporation		1st Lien Term Loan	9.57%	SOFR (M)	5.75%		12/2027		2,717	2,716	(e)(f)
Sigma Electric Manufacturing Corporation		1st Lien Delay Draw Term Loan					12/2027		—	—	(e)(g)
Sunk Rock Foundry Partners LP		1st Lien Term Loan	9.57%	SOFR (M)	5.75%		12/2027		216	216	(e)(f)
Sunvair Aerospace Group, Inc.		1st Lien Revolving Loan					05/2031		—	—	(e)(g)
Sunvair Aerospace Group, Inc.		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		05/2031		1,751	1,751	(e)(f)
Sunvair Aerospace Group, Inc.		1st Lien Delay Draw Term Loan	8.67%	SOFR (Q)	5.00%		05/2031		154	154	(e)(g)
Titan BW Borrower L.P.		1st Lien Revolving Loan					07/2032		—	—	(e)(g)
Titan BW Borrower L.P.		1st Lien Term Loan	9.25% (2.88% PIK)	SOFR (Q)	5.38%		07/2032		30,027	29,727	(e)(f)
Titan BW Borrower L.P.		1st Lien Delay Draw Term Loan					07/2032		—	—	(e)(g)
Two Six Labs, LLC		1st Lien Revolving Loan					08/2027		—	—	(e)(g)
Two Six Labs, LLC		1st Lien Term Loan	8.92%	SOFR (Q)	5.25%		08/2027		7,874	7,873	(e)(f)
Two Six Labs, LLC		1st Lien Term Loan	9.67%	SOFR (Q)	6.00%		08/2027		1,311	1,311	(e)(f)
Two Six Labs, LLC		1st Lien Delay Draw Term Loan	8.92%	SOFR (Q)	5.25%		08/2027		6,561	6,562	(e)(f)
Victory Buyer LLC		1st Lien Term Loan	7.58%	SOFR (M)	3.75%		11/2028		8,442	8,472

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
WEC US Holdings Inc.		1st Lien Term Loan	5.87%	SOFR (M)	2.00%		01/2031		$21,597	$21,625	(f)
Werner FinCo LP		1st Lien Term Loan	9.21%	SOFR (Q)	5.50%		06/2031		38,812	38,812	(e)(f)
										346,339		6.71%
Commercial and Professional Services
Accommodations Plus Technologies LLC		1st Lien Revolving Loan					05/2032		—	—	(e)(g)
Accommodations Plus Technologies LLC		1st Lien Term Loan	8.94%	SOFR (Q)	5.25%		05/2032		2,130	2,130	(e)(f)
Aldinger Company		1st Lien Revolving Loan	8.44%	SOFR (Q)	4.75%		10/2030		20	20	(e)(g)
Aldinger Company		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		10/2030		1,089	1,089	(e)(f)
Aldinger Company		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		10/2030		1,141	1,140	(e)
Aldinger Company		1st Lien Delay Draw Term Loan	8.45%	SOFR (Q)	4.75%		10/2030		180	180	(e)(g)
AMCP Clean Acquisition Company, LLC		1st Lien Delay Draw Term Loan	7.94%	SOFR (Q)	4.25%		06/2030		527	525	(e)
Andwis Group Limited	United Kingdom	1st Lien Term Loan	10.49%	SONIA (S)	6.75%		11/2031		£2,074	2,796	(e)
Andwis Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.49%	SONIA (S)	6.75%		11/2031		£3,004	4,049	(e)(g)
Antea Group Holding B.V.	Netherlands	1st Lien Delay Draw Term Loan	8.27%	EURIBOR (Q)	6.25%		03/2030		€1,250	1,469	(e)(g)
Antenore Bidco SpA	Italy	1st Lien Delay Draw Term Loan					11/2031		€—	—	(e)(g)
Armorica Lux S.a.r.l.	Luxembourg	1st Lien Term Loan	6.99%	EURIBOR (Q)	4.93%		07/2028		€6,500	7,272
Auxadi Midco S.L.U.	Spain	1st Lien Term Loan	6.77%	EURIBOR (Q)	4.75%		07/2028		€473	556	(e)
Bluejack Fire Acquisition, Inc.		1st Lien Revolving Loan	8.50%	SOFR (M)	4.75%		01/2031		62	62	(e)(g)
Bluejack Fire Acquisition, Inc.		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		01/2031		984	984	(e)(f)
Bluejack Fire Acquisition, Inc.		1st Lien Delay Draw Term Loan					01/2031		—	—	(e)(g)
Bobtail AcquisitionCo, LLC		1st Lien Revolving Loan	8.44%	SOFR (Q)	4.75%		09/2031		28	28	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Bobtail AcquisitionCo, LLC		1st Lien Term Loan	8.54%	SOFR (Q)	4.75%		09/2031		$1,096	$1,085	(e)(f)
Bobtail AcquisitionCo, LLC		1st Lien Delay Draw Term Loan	8.54%	SOFR (Q)	4.75%		09/2031		105	104	(e)(g)
Capstone Acquisition Holdings, Inc.		1st Lien Revolving Loan					05/2029		—	—	(e)(g)
Capstone Acquisition Holdings, Inc.		1st Lien Delay Draw Term Loan	8.32%	SOFR (M)	4.50%		11/2029		18,437	18,437	(e)(f)
Capstone Acquisition Holdings, Inc.		2nd Lien Term Loan	12.32%	SOFR (M)	8.50%		11/2030		9,246	9,246	(e)(f)
Capstone Acquisition Holdings, Inc.		2nd Lien Delay Draw Term Loan	12.32%	SOFR (M)	8.50%		11/2030		1,668	1,668	(e)
Cards-Live Oak Holdings, Inc.		1st Lien Revolving Loan	10.50%	PRIME	3.75%		10/2032		890	881	(e)(g)
Cards-Live Oak Holdings, Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		10/2032		12,052	11,931	(e)(f)
Cards-Live Oak Holdings, Inc.		1st Lien Delay Draw Term Loan					10/2032		—	—	(e)(g)
Celnor Group Limited	United Kingdom	1st Lien Term Loan	9.39%	SONIA (Q)	5.67%		08/2031		£879	1,186	(e)
Celnor Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	9.39%	SONIA (Q)	5.67%		08/2031		£3,667	4,942	(e)
Celnor Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	9.01%	SONIA (Q)	5.29%		08/2031		£1,635	2,203	(e)(g)
Chillaton Bidco Limited	United Kingdom	1st Lien Term Loan	10.30%	SONIA (S)	6.50%		05/2031		£1,491	2,009	(e)
Chillaton Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.30%	SONIA (S)	6.50%		05/2031		£1,122	1,512	(e)(g)
Compass Bidco Limited.	United Kingdom	1st Lien Term Loan	10.54%	SONIA (S)	6.75%		04/2031		£12,356	16,656	(e)
Compass Bidco Limited.	United Kingdom	1st Lien Delay Draw Term Loan	10.47%	SONIA (S)	6.75%		04/2031		£5,747	7,747	(e)
CR Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	9.47%	SONIA (Q)	5.75%		11/2032		£339	457	(e)(g)
Dayforce, Inc.		1st Lien Term Loan					10/2032		11,330	11,290	(h)
Denali Intermediate Holdings, Inc.		1st Lien Revolving Loan					08/2032		—	—	(e)(g)
Denali Intermediate Holdings, Inc.		1st Lien Term Loan	9.23%	SOFR (M)	5.50%		08/2032		67,795	67,117	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Divisions Holding Corporation		1st Lien Revolving Loan					04/2032		$—	$—	(e)(g)
Divisions Holding Corporation		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		04/2032		1,391	1,391	(e)(f)
Dorado Bidco, Inc.		1st Lien Revolving Loan					09/2031		—	—	(e)(g)
Dorado Bidco, Inc.		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		09/2031		3,061	3,061	(e)(f)
Dorado Bidco, Inc.		1st Lien Delay Draw Term Loan					09/2031		—	—	(e)(g)
DP Flores Holdings, LLC		1st Lien Revolving Loan					09/2030		—	—	(e)(g)
DP Flores Holdings, LLC		1st Lien Term Loan	10.22% (3.25% PIK)	SOFR (M)	6.50%		09/2030		3,983	3,983	(e)(f)
DP Flores Holdings, LLC		1st Lien Delay Draw Term Loan					09/2030		—	—	(e)(g)
Drogon Bidco Inc.		1st Lien Revolving Loan					08/2030		—	—	(e)(g)
Drogon Bidco Inc.		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		08/2031		1,358	1,358	(e)(f)
Drogon Bidco Inc.		1st Lien Delay Draw Term Loan	8.47%	SOFR (M)	4.75%		08/2031		934	934	(e)(g)
DuraServ LLC		1st Lien Revolving Loan	8.57%	SOFR (M)	4.75%		06/2030		30	30	(e)(g)
DuraServ LLC		1st Lien Term Loan	8.48%	SOFR (M)	4.75%		06/2031		586	586	(e)(f)
DuraServ LLC		1st Lien Delay Draw Term Loan	8.48%	SOFR (M)	4.75%		06/2031		352	352	(e)(g)
Eagle Parent Corp.		1st Lien Term Loan	7.92%	SOFR (Q)	4.25%		04/2029		3,980	3,984	(f)
EC Partners Spanish Bidco, S.L.U.	Spain	1st Lien Term Loan	7.85%	EURIBOR (S)	5.75%		01/2032		€430	505	(e)
EC Partners Spanish Bidco, S.L.U.	Spain	1st Lien Delay Draw Term Loan					01/2032		€—	—	(e)(g)
Elevation Services Parent Holdings, LLC		1st Lien Revolving Loan	10.49%	SOFR (Q)	6.50%		12/2028		454	436	(e)(g)
Elevation Services Parent Holdings, LLC		1st Lien Term Loan	10.61%	SOFR (Q)	6.50%		12/2028		1,283	1,231	(e)(f)
Elevation Services Parent Holdings, LLC		1st Lien Term Loan	10.51%	SOFR (Q)	6.50%		12/2028		612	588	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Elevation Services Parent Holdings, LLC		1st Lien Delay Draw Term Loan	10.61%	SOFR (Q)	6.50%		12/2028		$1,715	$1,646	(e)(f)
Elevation Services Parent Holdings, LLC		1st Lien Delay Draw Term Loan	10.51%	SOFR (Q)	6.50%		12/2028		367	352	(e)(f)
Elliott Davis Advisory, LLC		1st Lien Revolving Loan	8.73%	SOFR (Q)	4.75%		07/2031		100	99	(e)(g)
Elliott Davis Advisory, LLC		1st Lien Term Loan	8.87%	SOFR (S)	4.75%		07/2031		1,232	1,219	(e)(f)
Elliott Davis Advisory, LLC		1st Lien Delay Draw Term Loan					07/2031		—	—	(e)(g)
EMB Purchaser, Inc.		1st Lien Revolving Loan					03/2032		—	—	(e)(g)
EMB Purchaser, Inc.		1st Lien Term Loan	8.30%	SOFR (Q)	4.50%		03/2032		42,535	42,535	(e)(f)
EMB Purchaser, Inc.		1st Lien Delay Draw Term Loan	8.30%	SOFR (Q)	4.50%		03/2032		15,179	15,179	(e)(g)
Endurance PT Technology Buyer Corporation		1st Lien Revolving Loan	10.17%	SOFR (Q)	6.50%		10/2031		20	20	(e)(g)
Endurance PT Technology Buyer Corporation		1st Lien Term Loan	10.17%	SOFR (Q)	6.50%		10/2031		555	553	(e)(f)
Erasmus Acquisition Holding B.V.	Netherlands	1st Lien Term Loan	7.75%	EURIBOR (S)	5.63%		03/2030		€3,323	3,906	(e)
Erasmus Acquisition Holding B.V.	Netherlands	1st Lien Delay Draw Term Loan	7.75%	EURIBOR (S)	5.63%		03/2030		€1,290	1,516	(e)(g)
Firebird Acquisition Corp, Inc.		1st Lien Revolving Loan					02/2032		—	—	(e)(g)
Firebird Acquisition Corp, Inc.		1st Lien Term Loan	8.84% (2.75% PIK)	SOFR (Q)	5.00%		02/2032		2,771	2,771	(e)(f)
Firebird Acquisition Corp, Inc.		1st Lien Delay Draw Term Loan	8.34%	SOFR (Q)	4.50%		02/2032		612	611	(e)(g)
Flywheel Acquireco, Inc.		1st Lien Revolving Loan	10.22%	SOFR (M)	6.50%		05/2028		166	166	(e)(g)
Flywheel Acquireco, Inc.		1st Lien Term Loan	10.22%	SOFR (M)	6.50%		05/2030		13,507	13,507	(e)(f)
Frontline Road Safety Operations, LLC		1st Lien Revolving Loan					03/2032		—	—	(e)(g)
Frontline Road Safety Operations, LLC		1st Lien Term Loan	8.72% (2.00% PIK)	SOFR (M)	5.00%		03/2032		23,539	23,539	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Frontline Road Safety Operations, LLC		1st Lien Delay Draw Term Loan	8.72% (2.00% PIK)	SOFR (M)	5.00%		03/2032		$10,346	$10,346	(e)(f)(g)
G702 Buyer, Inc.		1st Lien Revolving Loan					07/2031		—	—	(e)(g)
G702 Buyer, Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		07/2031		384	378	(e)(f)
HH-Stella, Inc.		1st Lien Revolving Loan					04/2027		—	—	(e)(g)
HH-Stella, Inc.		1st Lien Term Loan	9.82%	SOFR (Q)	6.00%		04/2028		6,870	6,870	(e)(f)
HH-Stella, Inc.		1st Lien Delay Draw Term Loan	9.82%	SOFR (Q)	6.00%		04/2028		2,812	2,811	(e)(f)
HH-Stella, Inc.		1st Lien Delay Draw Term Loan	9.67%	SOFR (Q)	6.00%		04/2028		1,692	1,692	(e)(g)
HP RSS Buyer, Inc.		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		12/2029		1,243	1,243	(e)(f)
HP RSS Buyer, Inc.		1st Lien Term Loan	8.48%	SOFR (M)	4.75%		12/2029		71	71	(e)(f)
HP RSS Buyer, Inc.		1st Lien Delay Draw Term Loan	8.67%	SOFR (Q)	5.00%		12/2029		1,066	1,066	(e)(f)
HP RSS Buyer, Inc.		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		12/2029		1,127	1,127	(e)(g)
Indigo Acquisition B.V.	Netherlands	1st Lien Term Loan	9.27% (2.75% PIK)	EURIBOR (Q)	7.25%		09/2031		€1,259	1,479	(e)
Indigo Acquisition B.V.	Netherlands	1st Lien Term Loan	10.92% (2.75% PIK)	SOFR (Q)	7.25%		09/2031		€1,259	1,479	(e)
Indigo Acquisition B.V.	Netherlands	1st Lien Delay Draw Term Loan	9.27% (2.75% PIK)	EURIBOR (Q)	7.25%		09/2031		€691	813	(e)
Intero Integrity Services Group B.V.	Netherlands	1st Lien Delay Draw Term Loan	8.72%	EURIBOR (Q)	6.70%		09/2031		€93	110	(e)(g)
IRI Group Holdings, Inc.		1st Lien Revolving Loan					12/2028		—	—	(e)(g)
IRI Group Holdings, Inc.		1st Lien Term Loan	7.97%	SOFR (M)	4.25%		12/2029		25,699	25,699	(e)(f)
Jones Fish Hatcheries & Distributors, LLC		1st Lien Revolving Loan					11/2032		—	—	(e)(g)
Jones Fish Hatcheries & Distributors, LLC		1st Lien Term Loan	8.13%	SOFR (Q)	4.25%		11/2032		939	929	(e)(f)
Jones Fish Hatcheries & Distributors, LLC		1st Lien Delay Draw Term Loan					11/2032		—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Kellermeyer Bergensons Services, LLC		1st Lien Term Loan	9.24% PIK	SOFR (Q)	5.25%		11/2028			$7,574	$7,574	(e)
Kellermeyer Bergensons Services, LLC		1st Lien Term Loan					11/2028			3,498	979	(e)(i)
Kings Buyer, LLC		1st Lien Revolving Loan	11.00%	PRIME	4.25%		10/2027			68	65	(e)(g)
Kings Buyer, LLC		1st Lien Term Loan	9.35%	SOFR (Q)	5.25%		10/2027			3,368	3,199	(e)(f)
KPS Global LLC		1st Lien Revolving Loan					09/2030			—	—	(e)(g)
KPS Global LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		09/2030			2,063	2,063	(e)(f)
LABL, Inc.		1st Lien Term Loan	8.94%	SOFR (Q)	5.00%		10/2028			20,412	12,856	(f)
Laboratories Bidco LLC		1st Lien Revolving Loan	5.57%	SOFR (Q)	1.75%		07/2029			1,589	1,224	(e)(g)
Laboratories Bidco LLC		1st Lien Term Loan	5.57%	SOFR (Q)	1.75%		07/2029			9,627	7,413	(e)
Laboratories Bidco LLC		1st Lien Term Loan	4.16%	CORRA (Q)	1.75%		07/2029		CAD	1,849	1,037	(e)
Laboratories Bidco LLC		1st Lien Term Loan	9.57%	SOFR (Q)	5.75%		07/2029			605	466	(e)
Laboratories Bidco LLC		1st Lien Delay Draw Term Loan	5.57%	SOFR (Q)	1.75%		07/2029			303	234	(e)
LBC Woodlands Purchaser LLC		1st Lien Revolving Loan	8.72%	SOFR (M)	5.00%		07/2030			49	48	(e)(g)
LBC Woodlands Purchaser LLC		1st Lien Term Loan	8.84%	SOFR (Q)	5.00%		07/2031			1,298	1,285	(e)(f)
LBC Woodlands Purchaser LLC		1st Lien Delay Draw Term Loan	8.84%	SOFR (Q)	5.00%		07/2031			92	92	(e)(g)
Lightbeam Bidco, Inc.		1st Lien Revolving Loan					05/2029			—	—	(e)(g)
Lightbeam Bidco, Inc.		1st Lien Term Loan	8.59%	SOFR (Q)	4.75%		05/2030			1,241	1,241	(e)(f)
Lightbeam Bidco, Inc.		1st Lien Delay Draw Term Loan	8.59%	SOFR (Q)	4.75%		05/2030			168	168	(e)(f)
Lightbeam Bidco, Inc.		1st Lien Delay Draw Term Loan	8.84%	SOFR (Q)	5.00%		05/2030			260	260	(e)
Lightbeam Bidco, Inc.		1st Lien Delay Draw Term Loan	8.51%	SOFR (Q)	4.75%		05/2030			382	382	(e)(g)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Term Loan	10.65%	SOFR (S)	6.50%		07/2026			610	609	(e)
Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Lowe P27 Bidco Limited	United Kingdom	1st Lien Term Loan	10.56%	SONIA (S)	6.50%		07/2026		£1,706	$2,299	(e)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.56%	SONIA (S)	6.50%		07/2026		£1,725	2,326	(e)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.56%	SONIA (S)	6.50%		07/2026		£325	439	(e)
Movares Group B.V.	Netherlands	1st Lien Term Loan	7.65%	EURIBOR (Q)	5.63%		07/2032		€1,364	1,603	(e)
Movares Group B.V.	Netherlands	1st Lien Delay Draw Term Loan					07/2032		€—	—	(e)(g)
Msis Holdings, Inc.		1st Lien Revolving Loan					03/2031		—	—	(e)(g)
Msis Holdings, Inc.		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		03/2031		3,552	3,552	(e)(f)
Msis Holdings, Inc.		1st Lien Delay Draw Term Loan					03/2031		—	—	(e)(g)
Neptune BidCo US Inc.		1st Lien Revolving Loan					10/2027		—	—	(e)(g)
Neptune BidCo US Inc.		1st Lien Term Loan	8.76%	SOFR (Q)	4.75%		10/2028		13,397	13,207	(f)
Neptune BidCo US Inc.		1st Lien Term Loan	9.01%	SOFR (Q)	5.00%		04/2029		15,669	15,477	(f)
Neptune BidCo US Inc.		2nd Lien Term Loan	13.76%	SOFR (Q)	9.75%		10/2029		2,859	2,859	(e)(f)
PHM Group Holding Oyj	Finland	1st Lien Term Loan	5.52%	EURIBOR (Q)	3.50%		04/2032		€6,217	7,323
Priority Waste Holdings LLC		1st Lien Revolving Loan	11.25%	PRIME	4.50%		08/2029		2	2	(e)(g)
Priority Waste Holdings LLC		1st Lien Term Loan	11.99%	SOFR (Q)	8.00%		08/2029		5,241	4,402	(e)(f)
Priority Waste Holdings LLC		1st Lien Term Loan	14.73% PIK	SOFR (M)	11.00%		08/2029		400	360	(e)
Priority Waste Holdings LLC		1st Lien Delay Draw Term Loan	11.99%	SOFR (Q)	8.00%		08/2029		2,011	1,690	(e)(f)(g)
PSC Parent, Inc.		1st Lien Revolving Loan	8.97%	SOFR (M)	5.25%		04/2030		424	424	(e)(g)
PSC Parent, Inc.		1st Lien Term Loan	8.98%	SOFR (M)	5.25%		04/2031		4,382	4,382	(e)(f)
PSC Parent, Inc.		1st Lien Delay Draw Term Loan	8.98%	SOFR (M)	5.25%		04/2031		1,281	1,280	(e)(g)
Pye-Barker Fire & Safety, LLC		1st Lien Term Loan	6.21%	SOFR (Q)	2.50%		12/2032		6,641	6,680

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Pye-Barker Fire & Safety, LLC		1st Lien Delay Draw Term Loan					12/2032		$—	$—	(g)
QIMA Finance Ltd	Jersey	1st Lien Term Loan	9.43%	SOFR (Q)	5.50%		07/2032		7,086	7,086	(e)
QIMA Finance Ltd	Jersey	1st Lien Delay Draw Term Loan	9.43%	SOFR (Q)	5.50%		07/2032		697	697	(e)(g)
Registrar Intermediate, LLC		1st Lien Revolving Loan	8.78%	SOFR (Q)	5.00%		08/2029		300	294	(e)(g)
Registrar Intermediate, LLC		1st Lien Term Loan	8.82%	SOFR (Q)	5.00%		08/2029		4,122	4,039	(e)(f)
Registrar Intermediate, LLC		1st Lien Term Loan	8.77%	SOFR (Q)	5.00%		08/2029		334	327	(e)(f)
Registrar Intermediate, LLC		1st Lien Delay Draw Term Loan	8.77%	SOFR (Q)	5.00%		08/2029		357	351	(e)(g)
Rodeo AcquisitionCo LLC		1st Lien Revolving Loan					07/2029		—	—	(e)(g)
Rodeo AcquisitionCo LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		07/2029		3,717	3,717	(e)(f)
RSK Group Limited	United Kingdom	1st Lien Term Loan	9.71%	SONIA (Q)	5.38%		08/2028		£1,272	1,715	(e)(f)
RSK Group Limited	United Kingdom	1st Lien Term Loan	7.14%	EURIBOR (Q)	5.13%		09/2030		€1,061	1,247	(e)(f)
RSK Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	7.06%	EURIBOR (Q)	5.13%		09/2030		£3,497	4,714	(e)(f)
RSK Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	7.16%	EURIBOR (Q)	5.13%		09/2030		£13,676	18,434	(e)
RSK Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	7.19%	EURIBOR (Q)	5.13%		09/2030		£4,779	6,443	(e)
Saturn Purchaser Corp.		1st Lien Revolving Loan					07/2030		—	—	(e)(g)
Saturn Purchaser Corp.		1st Lien Term Loan	8.71%	SOFR (M)	4.85%		07/2030		221	221	(e)
Saturn Purchaser Corp.		1st Lien Delay Draw Term Loan					07/2030		—	—	(e)(g)
SGM Acquisition Sub, LLC		1st Lien Revolving Loan					12/2031		—	—	(e)(g)
SGM Acquisition Sub, LLC		1st Lien Term Loan	8.72%	SOFR (Q)	5.00%		12/2031		2,158	2,147	(e)(f)
SGM Acquisition Sub, LLC		1st Lien Delay Draw Term Loan					12/2031		—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
SV Newco 2, Inc.		1st Lien Revolving Loan					06/2031		$—	$—	(e)(g)
SV Newco 2, Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		06/2031		1,030	1,030	(e)(f)
SV Newco 2, Inc.		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		06/2031		648	648	(e)(g)
Systems Planning and Analysis, Inc.		1st Lien Revolving Loan	8.50%	SOFR (M)	4.75%		08/2027		372	372	(e)(g)
Systems Planning and Analysis, Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		08/2027		4,353	4,353	(e)(f)
Talon Buyer Inc.		1st Lien Revolving Loan					07/2032		—	—	(e)(g)
Talon Buyer Inc.		1st Lien Term Loan	8.39%	SOFR (Q)	4.50%		07/2032		801	790	(e)(f)
Talon Buyer Inc.		1st Lien Delay Draw Term Loan	8.39%	SOFR (Q)	4.50%		07/2032		112	111	(e)(g)
The Hiller Companies, LLC		1st Lien Revolving Loan					06/2030		—	—	(e)(g)
The Hiller Companies, LLC		1st Lien Term Loan	8.72%	SOFR (M)	5.00%		06/2030		3,758	3,758	(e)(f)
The Hiller Companies, LLC		1st Lien Delay Draw Term Loan	8.72%	SOFR (M)	5.00%		06/2030		984	984	(e)(g)
The Hiller Companies, LLC		1st Lien Delay Draw Term Loan	8.54%	SOFR (M)	4.75%		06/2030		401	401	(e)(g)
Thermostat Purchaser III, Inc.		1st Lien Revolving Loan					08/2028		—	—	(e)(g)
Thermostat Purchaser III, Inc.		2nd Lien Term Loan	11.22%	SOFR (Q)	7.25%		08/2029		3,575	3,575	(e)
TSS Buyer, LLC		1st Lien Term Loan	9.34%	SOFR (Q)	5.50%		06/2029		255	255	(e)(f)
TSS Buyer, LLC		1st Lien Delay Draw Term Loan	9.34%	SOFR (Q)	5.50%		06/2029		281	282	(e)
Unifi Aviation North America, LLC		1st Lien Revolving Loan	6.89%	SOFR (Q)	2.75%		09/2028		1	—	(e)(g)
Unifi Aviation North America, LLC		1st Lien Term Loan	9.02%	SOFR (Q)	5.00%		09/2028		1,996	1,996	(e)
Unifi Aviation North America, LLC		1st Lien Delay Draw Term Loan	9.02%	SOFR (Q)	5.00%		09/2028		562	562	(e)
Unity Purchaser, LLC		1st Lien Revolving Loan					01/2031		—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Unity Purchaser, LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		01/2031		$1,242	$1,242	(e)(f)
Unity Purchaser, LLC		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		01/2031		935	935	(e)(g)
UP Intermediate II LLC		1st Lien Revolving Loan					03/2031		—	—	(e)(g)
UP Intermediate II LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		03/2032		772	772	(e)(f)
Vadella Bidco Limited	United Kingdom	1st Lien Revolving Loan					06/3032		£—	—	(e)(g)(h)
Vadella Bidco Limited	United Kingdom	1st Lien Term Loan	9.22%	SONIA (Q)	5.50%		12/2032		£163	220	(e)
Vadella Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan					12/2032		£—	—	(e)(g)
VEIT, LLC		1st Lien Revolving Loan	8.60%	SOFR (S)	5.00%		01/2029		3	2	(e)(g)
VEIT, LLC		1st Lien Term Loan	15.84% PIK	SOFR (Q)	12.00%		01/2029		25	25	(e)
VEIT, LLC		1st Lien Term Loan	8.60%	SOFR (S)	5.00%		01/2029		7	7	(e)(f)
Villa Dutch Bidco B.V.	Netherlands	1st Lien Term Loan	7.17%	EURIBOR (B)	5.25%		11/2029		€4,000	4,552
Visual Edge Technology, Inc.		1st Lien Term Loan	10.82% (3.50% PIK)	SOFR (M)	7.00%		01/2029		2,220	2,220	(e)
Visual Edge Technology, Inc.		1st Lien Delay Draw Term Loan	15.67% PIK	SOFR (Q)	12.00%		01/2029		19	19	(e)
VRC Companies, LLC		1st Lien Revolving Loan					06/2027		—	—	(e)(g)
VRC Companies, LLC		1st Lien Term Loan	9.09%	SOFR (Q)	5.25%		06/2027		16,193	16,193	(e)(f)
Vulcan UK Bidco Limited	United Kingdom	1st Lien Term Loan	8.95%	SOFR (S)	5.25%		05/2032		700	700	(e)
W.S. Connelly & Co., LLC		1st Lien Revolving Loan	7.67%	SOFR (Q)	4.00%		05/2030		762	762	(e)(g)
W.S. Connelly & Co., LLC		1st Lien Revolving Loan	9.75%	PRIME	3.00%		05/2030		254	254	(e)(g)
W.S. Connelly & Co., LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		05/2030		592	592	(e)(f)
W.S. Connelly & Co., LLC		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		05/2030		1,014	1,014	(e)(f)(g)
Zinc Buyer Corporation		1st Lien Revolving Loan					07/2031		—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Zinc Buyer Corporation		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		07/2031		$1,857	$1,857	(e)(f)
Zinc Buyer Corporation		1st Lien Delay Draw Term Loan					07/2031		12	12	(e)(g)
										574,369		11.13%
Consumer Distribution and Retail
Bamboo Purchaser, Inc.		1st Lien Revolving Loan	8.74%	SOFR (Q)	4.75%		11/2026		1	1	(e)(g)
Bamboo Purchaser, Inc.		1st Lien Term Loan	14.01% PIK	SOFR (Q)	10.00%		12/2029		993	993	(e)(f)
Bamboo Purchaser, Inc.		1st Lien Term Loan					12/2028		3,731	694	(e)(f)(i)
Bamboo Purchaser, Inc.		1st Lien Delay Draw Term Loan					12/2029		—	—	(e)(g)
BGI Purchaser, Inc.		1st Lien Revolving Loan	7.57%	SOFR (Q)	3.75%		05/2030		2,856	2,856	(e)(g)
BGI Purchaser, Inc.		1st Lien Term Loan	8.57%	SOFR (Q)	4.75%		05/2031		3,581	3,581	(e)(f)
BGI Purchaser, Inc.		1st Lien Delay Draw Term Loan					05/2031		—	—	(e)(g)
Blazing Star Parent, LLC		1st Lien Term Loan	10.82%	SOFR (Q)	7.00%		08/2030		11,464	11,292	(e)(f)
BR PJK Produce, LLC		1st Lien Term Loan	10.39%	SOFR (Q)	6.25%		11/2027		95	95	(e)(f)
BR PJK Produce, LLC		1st Lien Delay Draw Term Loan	10.39%	SOFR (Q)	6.25%		11/2027		558	558	(e)
BradyIFS Holdings, LLC		1st Lien Term Loan	7.19%	SOFR (Q)	3.50%		12/2032		12,000	11,860
City Line Distributors LLC		1st Lien Revolving Loan					08/2028		—	—	(e)(g)
City Line Distributors LLC		1st Lien Term Loan	10.11%	SOFR (Q)	6.00%		08/2028		307	307	(e)(f)
City Line Distributors LLC		1st Lien Delay Draw Term Loan	10.11%	SOFR (Q)	6.00%		08/2028		124	124	(e)(f)
DecoPac, Inc.		1st Lien Revolving Loan	9.11%	SOFR (Q)	5.25%		05/2030		1,058	1,058	(e)(g)
DecoPac, Inc.		1st Lien Term Loan	9.09%	SOFR (Q)	5.25%		05/2030		27,790	27,790	(e)(f)
GMF Parent, Inc.		1st Lien Revolving Loan					12/2032		—	—	(e)(g)
GMF Parent, Inc.		1st Lien Term Loan	8.20%	SOFR (Q)	4.50%		12/2032		1,757	1,748	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
GMF Parent, Inc.		1st Lien Delay Draw Term Loan					12/2032		$—	$—	(e)(g)
Hills Distribution, Inc.		1st Lien Revolving Loan	7.75%	SOFR (M)	4.00%		11/2029		255	254	(e)(g)
Hills Distribution, Inc.		1st Lien Term Loan	9.20%	SOFR (Q)	5.50%		11/2029		487	487	(e)(f)
Hills Distribution, Inc.		1st Lien Term Loan	9.32%	SOFR (Q)	5.50%		11/2029		198	198	(e)(f)
Hills Distribution, Inc.		1st Lien Delay Draw Term Loan	9.20%	SOFR (Q)	5.50%		11/2029		311	311	(e)(g)
LJ Perimeter Buyer, Inc.		1st Lien Term Loan	10.47%	SOFR (Q)	6.50%		10/2028		3,176	2,953	(e)(f)
LJ Perimeter Buyer, Inc.		1st Lien Delay Draw Term Loan	10.47%	SOFR (Q)	6.50%		10/2028		408	380	(e)(f)
Marcone Yellowstone Buyer Inc.		1st Lien Term Loan	7.88%	SOFR (Q)	3.75%		06/2028		10,952	8,871	(e)(f)
Marcone Yellowstone Buyer Inc.		1st Lien Delay Draw Term Loan	7.88%	SOFR (Q)	3.75%		06/2028		3,613	2,927	(e)
Mavis Tire Express Services Topco, Corp.		1st Lien Term Loan	6.72%	SOFR (M)	3.00%		05/2028		7,858	7,883
Mountaineer Merger Corporation		1st Lien Revolving Loan	8.84%	SOFR (Q)	5.00%		10/2027		2,143	2,036	(e)(g)
Mr. Greens Intermediate, LLC		1st Lien Revolving Loan	9.65%	SOFR (Q)	5.75%		05/2031		58	58	(e)(g)
Mr. Greens Intermediate, LLC		1st Lien Term Loan	9.71%	SOFR (Q)	5.75%		05/2031		2,836	2,836	(e)(f)
Mr. Greens Intermediate, LLC		1st Lien Delay Draw Term Loan	9.71%	SOFR (Q)	5.75%		05/2031		201	201	(e)(g)
Project Cardinal Acquisition, LLC		1st Lien Revolving Loan					10/2032		—	—	(e)(g)
Project Cardinal Acquisition, LLC		1st Lien Term Loan	8.49%	SOFR (S)	4.50%		10/2032		729	722	(e)(f)
Project Cardinal Acquisition, LLC		1st Lien Delay Draw Term Loan					10/2032		—	—	(e)(g)
Reddy Ice LLC		1st Lien Revolving Loan	9.25%	PRIME (Q)	5.50%		04/2029		1,831	1,831	(e)(g)
Reddy Ice LLC		1st Lien Term Loan	9.44%	SOFR (Q)	5.50%		04/2029		33,238	33,238	(e)(f)
Reddy Ice LLC		1st Lien Delay Draw Term Loan	9.44%	SOFR (Q)	5.50%		04/2029		7,865	7,865	(e)(f)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Royal Borrower, LLC		1st Lien Revolving Loan					07/2030			$—	$—	(e)(g)
Royal Borrower, LLC		1st Lien Term Loan	9.00%	SOFR (M)	5.25%		07/2030			2,377	2,377	(e)(f)
Royal Borrower, LLC		1st Lien Delay Draw Term Loan					07/2030			—	—	(e)(g)
Saldon Holdings, Inc.		1st Lien Revolving Loan					03/2028			—	—	(e)(g)
Saldon Holdings, Inc.		1st Lien Term Loan	9.07%	SOFR (M)	5.25%		03/2028			10,039	10,040	(e)(f)
SCIH Salt Holdings Inc.		1st Lien Term Loan	5.52%	SOFR (Q)	1.75%		01/2029			48,925	49,336	(f)
Shur-Co Acquisition, Inc.		1st Lien Term Loan	9.22%	SOFR (M)	5.50%		07/2030			5,788	5,788	(e)(f)
US Salt Investors, LLC		1st Lien Revolving Loan					07/2026			—	—	(e)(g)
US Salt Investors, LLC		1st Lien Term Loan	9.07%	SOFR (Q)	5.25%		07/2028			5,371	5,371	(e)(f)
Worldwide Produce Acquisition, LLC		1st Lien Revolving Loan	10.62%	SOFR (Q)	6.75%		01/2029			3	3	(e)(g)
Worldwide Produce Acquisition, LLC		1st Lien Term Loan	11.59%	SOFR (Q)	7.75%		01/2029			146	127	(e)(f)
Worldwide Produce Acquisition, LLC		1st Lien Delay Draw Term Loan	11.59%	SOFR (Q)	7.75%		01/2029			52	45	(e)(f)
											209,095		4.05%
Consumer Durables and Apparel
Centric Brands LLC		1st Lien Term Loan	9.39%	SOFR (Q)	5.50%		08/2029			964	964	(e)
DRS Holdings III, Inc.		1st Lien Revolving Loan					11/2028			—	—	(e)(g)
DRS Holdings III, Inc.		1st Lien Term Loan	8.97%	SOFR (M)	5.25%		11/2028			14,353	14,353	(e)(f)
Fossil Group, Inc.		1st Lien Revolving Loan	9.04%	SOFR (M)	5.00%		08/2030			87	85	(e)(g)
Rawlings Sporting Goods Company, Inc.		1st Lien Revolving Loan	7.72%	SOFR (A)	3.75%		11/2029			1,462	1,462	(e)(g)
Rawlings Sporting Goods Company, Inc.		1st Lien Term Loan	8.57%	SOFR (Q)	4.75%		11/2030			7,568	7,568	(e)(f)
Sport Maska Inc.	Canada	1st Lien Revolving Loan	8.98%	SOFR (M)	5.25%		12/2030		CAD	584	425	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Sport Maska Inc.	Canada	1st Lien Term Loan	7.77%	CDOR (M)	5.50%		12/2030		CAD	9,491	$6,915	(e)(f)
ST Athena Global LLC		1st Lien Revolving Loan	9.10%	SOFR (Q)	5.25%		06/2029			99	97	(e)(g)
ST Athena Global LLC		1st Lien Term Loan	9.02%	SOFR (Q)	5.25%		06/2030			4,122	4,040	(e)(f)
ST Athena Global LLC		1st Lien Term Loan	8.97%	SONIA (M)	5.25%		06/2030			£1,866	2,464	(e)(f)
ST Athena Global LLC		1st Lien Delay Draw Term Loan					06/2030			—	—	(e)(g)
Varsity Brands, Inc.		1st Lien Term Loan	6.67%	SOFR (Q)	3.00%		08/2031			5,910	5,928
											44,301		0.86%
Consumer Services
Apex Service Partners, LLC		1st Lien Revolving Loan	8.71%	SOFR (Q)	5.00%		10/2029			559	559	(e)(g)
Apex Service Partners, LLC		1st Lien Term Loan	8.81%	SOFR (Q)	5.00%		10/2030			23,861	23,861	(e)(f)
Apex Service Partners, LLC		1st Lien Delay Draw Term Loan	8.81%	SOFR (Q)	5.00%		10/2030			11,823	11,823	(e)(f)
ASP Dream Acquisition Co LLC		1st Lien Term Loan	8.07%	SOFR (M)	4.25%		12/2028			5,918	5,356	(e)(f)
Astra Service Partners, LLC		1st Lien Term Loan	8.34%	SOFR (Q)	4.50%		11/2032			3,208	3,183	(e)(f)
Astra Service Partners, LLC		1st Lien Delay Draw Term Loan					11/2032			—	—	(e)(g)
Bumble Bidco Limited	United Kingdom	1st Lien Term Loan	10.50%	SONIA (Q)	6.75%		10/2030			£3,542	4,774	(e)
Bumble Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.50%	SONIA (Q)	6.75%		10/2030			£313	421	(e)(g)
CC Fly Holding II A/S	Denmark	1st Lien Term Loan	11.89%	NIBOR (Q)	7.75%		05/2026		DKK	3,813	558	(e)(f)
CC Fly Holding II A/S	Denmark	1st Lien Term Loan	9.75%	CIBOR (Q)	7.75%		05/2026		DKK	6,065	887	(e)(f)
CC Fly Holding II A/S	Denmark	1st Lien Term Loan	11.83%	NIBOR (Q)	7.75%		05/2026		DKK	804	118	(e)(f)
Clarion Home Services Group, LLC		1st Lien Revolving Loan	9.93%	SOFR (Q)	6.00%		12/2027			333	296	(e)(g)
Clarion Home Services Group, LLC		1st Lien Term Loan	11.98% (6.00% PIK)	SOFR (Q)	8.00%		12/2027			2,599	2,339	(e)
Clarion Home Services Group, LLC		1st Lien Delay Draw Term Loan	11.98% (6.00% PIK)	SOFR (Q)	8.00%		12/2027			1,475	1,328	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Clarion Home Services Group, LLC		1st Lien Delay Draw Term Loan	12.06% (6.25% PIK)	SOFR (Q)	8.25%		12/2027		$269	$242	(e)
ClubCorp Holdings, Inc.		1st Lien Revolving Loan					07/2031		—	—	(e)(g)
ClubCorp Holdings, Inc.		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		07/2032		1,485	1,486	(e)(f)
ClubCorp Holdings, Inc.		1st Lien Delay Draw Term Loan					07/2032		—	—	(e)(g)
CMG HoldCo, LLC		1st Lien Revolving Loan					11/2030		—	—	(e)(g)
CMG HoldCo, LLC		1st Lien Term Loan	8.20%	SOFR (S)	4.50%		11/2030		660	660	(e)(f)
CMG HoldCo, LLC		1st Lien Delay Draw Term Loan	8.20%	SOFR (S)	4.50%		11/2030		1,369	1,370	(e)(f)
CMG HoldCo, LLC		1st Lien Delay Draw Term Loan	8.28%	SOFR (Q)	4.50%		11/2030		1,792	1,792	(e)(g)
Concert Golf Partners Holdco LLC		1st Lien Delay Draw Term Loan					03/2031		—	—	(e)(g)
CST Holding Company		1st Lien Revolving Loan					11/2028		—	—	(e)(g)
CST Holding Company		1st Lien Term Loan	8.82%	SOFR (M)	5.00%		11/2028		1,057	1,057	(e)(f)
Davidson Hotel Company LLC		1st Lien Revolving Loan					10/2031		—	—	(e)(g)
Davidson Hotel Company LLC		1st Lien Term Loan	8.72%	SOFR (M)	5.00%		10/2031		3,306	3,306	(e)(f)
Davidson Hotel Company LLC		1st Lien Delay Draw Term Loan	8.72%	SOFR (M)	5.00%		10/2031		43	43	(e)(g)
ECG Bidco S.A.S.	France	1st Lien Term Loan	7.51%	EURIBOR (Q)	5.50%		10/2028		€6,010	7,063	(e)(f)
ECG Bidco S.A.S.	France	1st Lien Term Loan	9.63%	SONIA (Q)	5.50%		05/2029		£9,567	12,896	(e)(f)
ECG Bidco S.A.S.	France	1st Lien Term Loan	7.51%	EURIBOR (Q)	5.50%		05/2029		€17,736	20,843	(e)
ECG Bidco S.A.S.	France	1st Lien Delay Draw Term Loan	7.60%	EURIBOR (Q)	5.50%		05/2029		€2,453	2,883	(e)(f)(g)
Equinox Holdings, Inc.		1st Lien Term Loan	11.92% (4.13% PIK)	SOFR (Q)	8.25%		03/2029		44,922	44,922	(e)(f)
Equinox Holdings, Inc.		2nd Lien Term Loan	16.00% PIK				06/2027		4,450	4,449	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Essential Services Holding Corporation		1st Lien Revolving Loan	8.88%	SOFR (Q)	5.00%		06/2030			$1,045	$1,013	(e)(g)
Essential Services Holding Corporation		1st Lien Term Loan	8.88%	SOFR (Q)	5.00%		06/2031			21,311	20,672	(e)(f)
Essential Services Holding Corporation		1st Lien Delay Draw Term Loan					06/2031			—	—	(e)(g)
Eternal Aus Bidco Pty Ltd	Australia	1st Lien Term Loan	8.71%	BBSY (S)	5.00%		10/2029		AUD	913	609	(e)
Eternal Aus Bidco Pty Ltd	Australia	1st Lien Delay Draw Term Loan	8.71%	BBSY (Q)	5.00%		10/2029		AUD	39	26	(e)(g)
EuroParcs Topholding B.V.	Netherlands	1st Lien Term Loan	10.27% PIK				07/2029			€616	724	(e)
Excel Fitness Consolidator LLC		1st Lien Revolving Loan	8.48%	SOFR (M)	4.75%		04/2030			23	23	(e)(g)
Excel Fitness Consolidator LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		04/2030			1,380	1,380	(e)(f)
Excel Fitness Consolidator LLC		1st Lien Delay Draw Term Loan					04/2030			—	—	(e)(g)
Family First Bidco Limited	United Kingdom	1st Lien Term Loan	12.50% PIK				12/2029			£33	44	(e)
Fertitta Entertainment, LLC		1st Lien Term Loan	6.97%	SOFR (M)	3.25%		01/2029			5,224	5,222	(f)
Fitness Ventures Holdings, Inc.		1st Lien Revolving Loan	7.73%	SOFR (M)	4.00%		08/2030			141	141	(e)(g)
Fitness Ventures Holdings, Inc.		1st Lien Term Loan	8.99%	SOFR (M)	5.25%		08/2031			2,000	2,000	(e)(f)
Fitness Ventures Holdings, Inc.		1st Lien Delay Draw Term Loan	8.99%	SOFR (M)	5.25%		08/2031			725	725	(e)(g)
Flint Opco, LLC		1st Lien Revolving Loan					08/2029			—	—	(e)(g)
Flint Opco, LLC		1st Lien Term Loan	8.59%	SOFR (Q)	4.75%		08/2030			1,013	1,013	(e)(f)
Flint Opco, LLC		1st Lien Delay Draw Term Loan	8.59%	SOFR (Q)	4.75%		08/2030			428	427	(e)(f)
Flint Opco, LLC		1st Lien Delay Draw Term Loan	8.55%	SOFR (Q)	4.75%		08/2030			749	749	(e)(g)
GS SEER Group Borrower LLC		1st Lien Revolving Loan	10.52%	SOFR (M)	6.75%		04/2029			9	9	(e)(g)
GS SEER Group Borrower LLC		1st Lien Term Loan	10.42%	SOFR (Q)	6.75%		04/2030			318	308	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
GS SEER Group Borrower LLC		1st Lien Delay Draw Term Loan	10.42%	SOFR (Q)	6.75%		04/2030		$116	$113	(e)(g)
HGC Holdings, LLC		1st Lien Revolving Loan					06/2029		—	—	(e)(g)
HGC Holdings, LLC		1st Lien Term Loan	8.24%	SOFR (M)	4.50%		06/2029		23,225	23,225	(e)(f)
HGC Holdings, LLC		1st Lien Delay Draw Term Loan	8.24%	SOFR (M)	4.50%		06/2029		5,034	5,034	(e)(g)
IFH Franchisee Holdings, LLC		1st Lien Revolving Loan	7.87%	SOFR (Q)	4.00%		12/2029		1,158	1,158	(e)(g)
IFH Franchisee Holdings, LLC		1st Lien Term Loan	9.37%	SOFR (Q)	5.50%		12/2029		3,859	3,859	(e)(f)
IFH Franchisee Holdings, LLC		1st Lien Delay Draw Term Loan					12/2029		—	—	(e)(g)
Infinity Home Services HoldCo, Inc.		1st Lien Revolving Loan					12/2028		—	—	(e)(g)
Infinity Home Services HoldCo, Inc.		1st Lien Term Loan	9.67%	SOFR (Q)	6.00%		12/2028		3,307	3,307	(e)(f)
Infinity Home Services HoldCo, Inc.		1st Lien Delay Draw Term Loan	9.67%	SOFR (Q)	6.00%		12/2028		2,191	2,190	(e)(f)(g)
Infinity Home Services HoldCo, Inc.		1st Lien Delay Draw Term Loan	9.17%	SOFR (Q)	5.50%		12/2028		1,718	1,719	(e)(g)
Inspiring Generations B.V.	Netherlands	1st Lien Term Loan	7.27%	EURIBOR (Q)	5.25%		07/2032		€489	574	(e)
Inspiring Generations B.V.	Netherlands	1st Lien Delay Draw Term Loan					07/2032		€—	—	(e)(g)
IRB Holding Corp.		1st Lien Term Loan	6.22%	SOFR (M)	2.50%		12/2030		17,833	17,867	(f)
Leviathan Intermediate Holdco, LLC		1st Lien Revolving Loan					12/2027		—	—	(e)(g)
Leviathan Intermediate Holdco, LLC		1st Lien Term Loan	9.67%	SOFR (Q)	6.00%		12/2027		1,353	1,353	(e)(f)
LGDN Bidco Limited	United Kingdom	1st Lien Term Loan	9.22%	SONIA (Q)	5.50%		12/2028		£2,195	2,959	(e)(f)
LGDN Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	9.35%	SONIA (Q)	5.50%		12/2028		£61	82	(e)(f)(g)
LHS Borrower, LLC		1st Lien Revolving Loan	11.00%	PRIME	4.25%		09/2031		107	106	(e)(g)
LHS Borrower, LLC		1st Lien Term Loan	8.97%	SOFR (M)	5.25%		09/2031		1,114	1,103	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Mister Car Wash Holdings, Inc.		1st Lien Term Loan	6.22%	SOFR (M)	2.50%		03/2031		$3,110	$3,119	(f)
Mustang Prospects Purchaser, LLC		1st Lien Revolving Loan	8.72%	SOFR (M)	5.00%		06/2031		57	57	(e)(g)
Mustang Prospects Purchaser, LLC		1st Lien Term Loan	8.69%	SOFR (Q)	5.00%		06/2031		1,505	1,506	(e)(f)
Mustang Prospects Purchaser, LLC		1st Lien Delay Draw Term Loan	8.69%	SOFR (M)	5.00%		06/2031		721	720	(e)
Mustang Prospects Purchaser, LLC		1st Lien Delay Draw Term Loan	8.72%	SOFR (Q)	5.00%		06/2031		88	88	(e)(g)
North Haven Fairway Buyer, LLC		1st Lien Revolving Loan	8.73%	SOFR (Q)	5.00%		05/2028		10	10	(e)(g)
North Haven Fairway Buyer, LLC		1st Lien Term Loan	8.77%	SOFR (Q)	5.00%		05/2028		44	44	(e)(f)
North Haven Fairway Buyer, LLC		1st Lien Term Loan	8.90%	SOFR (Q)	5.00%		05/2028		641	640	(e)(f)
North Haven Fairway Buyer, LLC		1st Lien Delay Draw Term Loan	8.77%	SOFR (Q)	5.00%		05/2028		194	194	(e)(f)
North Haven Fairway Buyer, LLC		1st Lien Delay Draw Term Loan	8.82%	SOFR (Q)	5.00%		05/2028		1,364	1,364	(e)(g)
Northwinds Holding, Inc.		1st Lien Revolving Loan					05/2029		—	—	(e)(g)
Northwinds Holding, Inc.		1st Lien Term Loan	9.30%	SOFR (Q)	5.25%		05/2029		4,188	4,188	(e)(f)
Northwinds Holding, Inc.		1st Lien Delay Draw Term Loan	9.30%	SOFR (Q)	5.25%		05/2029		2,830	2,831	(e)(f)
Northwinds Holding, Inc.		1st Lien Delay Draw Term Loan	9.26%	SOFR (Q)	5.25%		05/2029		1,960	1,960	(e)(g)
PestCo, LLC		1st Lien Revolving Loan					08/2030		—	—	(e)(g)
PestCo, LLC		1st Lien Term Loan	8.59%	SOFR (Q)	4.75%		08/2030		191	190	(e)(f)
PestCo, LLC		1st Lien Delay Draw Term Loan	8.59%	SOFR (Q)	4.75%		08/2030		11	11	(e)(g)
Pinnacle MEP Intermediate Holdco LLC		1st Lien Revolving Loan	10.50% (1.50% PIK)	SOFR (Q)	6.75%		10/2030		207	191	(e)(g)
Pinnacle MEP Intermediate Holdco LLC		1st Lien Term Loan	10.68% (1.50% PIK)	SOFR (Q)	6.75%		10/2030		1,378	1,267	(e)(f)
Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Pinnacle MEP Intermediate Holdco LLC		1st Lien Delay Draw Term Loan	10.68% (1.50% PIK)	SOFR (Q)	6.75%		10/2030		$485	$446	(e)(g)
Premiere Buyer, LLC		1st Lien Revolving Loan					05/2030		—	—	(e)(g)
Premiere Buyer, LLC		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		05/2031		3,526	3,525	(e)(f)
Premiere Buyer, LLC		1st Lien Delay Draw Term Loan	8.17%	SOFR (Q)	4.50%		05/2031		658	659	(e)(g)
Proyectos Deportivos Forus, S.L.U.	Spain	1st Lien Term Loan	8.65%	EURIBOR (B)	6.75%		10/2031		€358	421	(e)
Proyectos Deportivos Forus, S.L.U.	Spain	1st Lien Delay Draw Term Loan	8.65%	EURIBOR (B)	6.75%		10/2031		€49	58	(e)(g)
Quick Quack Car Wash Holdings, LLC		1st Lien Revolving Loan					06/2031		—	—	(e)(g)
Quick Quack Car Wash Holdings, LLC		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		06/2031		2,211	2,210	(e)(f)
Quick Quack Car Wash Holdings, LLC		1st Lien Delay Draw Term Loan	8.47%	SOFR (M)	4.75%		06/2031		439	440	(e)(g)
Radiant Intermediate Holding, LLC		1st Lien Term Loan	9.92%	SOFR (Q)	6.00%		11/2026		503	472	(e)
Redwood Services, LP		1st Lien Revolving Loan					06/2032		—	—	(e)(g)
Redwood Services, LP		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		06/2032		2,341	2,341	(e)(f)
Redwood Services, LP		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		06/2032		52	53	(e)(g)
Rust Investment Sarl	Luxembourg	1st Lien Term Loan					11/2034		€5,607	4,876	(e)(i)
Saber Parent Holdings Corp.		1st Lien Revolving Loan					12/2032		—	—	(e)(g)
Saber Parent Holdings Corp.		1st Lien Term Loan	8.23%	SOFR (Q)	4.50%		12/2032		1,683	1,674	(e)(f)
Saber Parent Holdings Corp.		1st Lien Delay Draw Term Loan					12/2032		—	—	(e)(g)
Safe Home Security, Inc.		1st Lien Term Loan					05/2026		644	631	(e)(f)
Safe Home Security, Inc.		1st Lien Delay Draw Term Loan					05/2026		51	50	(e)(f)
Service Logic Acquisition, Inc.		1st Lien Revolving Loan					04/2027		—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
TSWT Acquisition, Inc.		1st Lien Revolving Loan	8.73%	SOFR (M)	5.00%		11/2031		$2	$2	(e)(g)
TSWT Acquisition, Inc.		1st Lien Term Loan	8.73%	SOFR (M)	5.00%		11/2031		260	257	(e)(f)
TSWT Acquisition, Inc.		1st Lien Delay Draw Term Loan	8.73%	SOFR (M)	5.00%		11/2031		37	37	(e)(g)
Vertex Service Partners, LLC		1st Lien Revolving Loan	9.67%	SOFR (Q)	6.00%		11/2030		58	54	(e)(g)
Vertex Service Partners, LLC		1st Lien Term Loan	9.67% (4.14% PIK)	SOFR (Q)	6.00%		11/2030		1,037	954	(e)(f)
Vertex Service Partners, LLC		1st Lien Delay Draw Term Loan	9.67% (4.14% PIK)	SOFR (Q)	6.00%		11/2030		1,977	1,819	(e)(f)
Vertex Service Partners, LLC		1st Lien Delay Draw Term Loan	9.67% (3.83% PIK)	SOFR (Q)	6.00%		11/2030		1,186	1,089	(e)(g)
Vista Higher Learning, LLC		1st Lien Revolving Loan					09/2031		—	—	(e)(g)
Vista Higher Learning, LLC		1st Lien Term Loan	7.21%	SOFR (Q)	3.50%		09/2031		1	1	(e)
Vista Higher Learning, LLC		1st Lien Term Loan	8.46%	SOFR (Q)	4.75%		09/2031		601	595	(e)(f)
YE Brands Holdings, LLC		1st Lien Revolving Loan	8.42%	SOFR (Q)	4.75%		10/2027		71	71	(e)(g)
YE Brands Holdings, LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		10/2027		2,156	2,157	(e)(f)
YE Brands Holdings, LLC		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		10/2027		317	317	(e)(g)
										301,838		5.85%
Data Centers
Retained Vantage Data Centers Intermediate Holdco, L.P and Retained Vantage Data Centers Assets, LP		1st Lien Term Loan	9.50%				12/2031		16,253	15,969	(e)
Retained Vantage Data Centers Intermediate Holdco, L.P and Retained Vantage Data Centers Assets, LP		1st Lien Delay Draw Term Loan					12/2031		—	—	(e)(g)
										15,969		0.31%

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Energy
Enviva Inc.		1st Lien Term Loan	10.61%	SOFR (Q)	6.88%		12/2029			$40,388	$40,759
GNZ Energy Bidco Limited	New Zealand	1st Lien Delay Draw Term Loan	8.57%	BKBM (Q)	6.00%		07/2027		NZD	19,293	11,108	(e)(f)(g)
HighPeak Energy, Inc.		1st Lien Term Loan	11.32%	SOFR (Q)	7.50%		09/2028			14,903	14,903	(e)
Phoenix Operating LLC		1st Lien Term Loan	10.77%	SOFR (Q)	7.00%		10/2028			2,766	2,667	(e)
Prairie ECI Acquiror LP		1st Lien Term Loan	7.47%	SOFR (M)	3.75%		08/2029			7,179	7,213	(f)
PX HoldCo3 Limited	United Kingdom	1st Lien Term Loan	10.86%	SONIA (Q)	7.00%		04/2027			£2,947	3,973	(e)(f)
PX HoldCo3 Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.84%	SONIA (Q)	7.00%		04/2027			£221	298	(e)
TransMontaigne Operating Company L.P.		1st Lien Term Loan	6.22%	SOFR (M)	2.50%		11/2028			5,824	5,860	(f)
											86,781		1.68%
Financial Services
Aduro Advisors, LLC		1st Lien Revolving Loan					07/2030			—	—	(e)(g)
Aduro Advisors, LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		07/2030			2,478	2,478	(e)(f)
Aduro Advisors, LLC		1st Lien Delay Draw Term Loan					07/2030			—	—	(e)(g)
Alpha Luxco 2 Sarl	Luxembourg	1st Lien Term Loan	9.44% (1.21% PIK)	EURIBOR (S)	7.31%		01/2027			€1,072	1,260	(e)(f)
Arete Bidco Limited	Jersey	1st Lien Term Loan	10.43%	SONIA (Q)	6.69%		05/2031			£2,590	3,491	(e)
Arete Bidco Limited	Jersey	1st Lien Delay Draw Term Loan	10.43%	SONIA (Q)	6.69%		05/2031			£2,573	3,469	(e)(g)
BCC Blueprint Holdings I, LLC		1st Lien Term Loan	10.60%	SOFR (Q)	6.75%		09/2027			7,377	7,377	(e)
Beacon Pointe Harmony, LLC		1st Lien Revolving Loan					12/2027			—	—	(e)(g)
Beacon Pointe Harmony, LLC		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		12/2028			5,909	5,909	(e)(f)
Beacon Pointe Harmony, LLC		1st Lien Delay Draw Term Loan	8.22%	SOFR (M)	4.50%		12/2028			4,264	4,263	(e)(f)
Beacon Pointe Harmony, LLC		1st Lien Delay Draw Term Loan	8.23%	SOFR (M)	4.50%		12/2028			7,767	7,767	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
BlauwTrust Holding B.V.	Netherlands	1st Lien Term Loan	9.25%	EURIBOR (S)	7.25%		01/2029		€5,045	$5,929	(e)(f)
Brokers Alliance S.L.	Spain	1st Lien Term Loan	8.44%	EURIBOR (Q)	6.43%		04/2029		€2,736	3,215	(e)(f)
Brokers Alliance S.L.	Spain	1st Lien Delay Draw Term Loan	8.44%	EURIBOR (Q)	6.43%		04/2029		€4,730	5,559	(e)
Cezanne Bidco	France	1st Lien Term Loan	8.27%	EURIBOR (Q)	6.25%		10/2031		€5,762	6,771	(e)
Cezanne Bidco	France	1st Lien Delay Draw Term Loan	8.27%	EURIBOR (Q)	6.25%		10/2031		€1,416	1,664	(e)(g)
CFC Bidco 2022 Limited	United Kingdom	1st Lien Term Loan	7.74%	SOFR (Q)	3.75%		07/2032		12,238	11,886
Clearstead Advisors, LLC		1st Lien Revolving Loan	8.22%	SOFR (M)	4.50%		02/2028		15	15	(e)(g)
Clearstead Advisors, LLC		1st Lien Term Loan	8.23%	SOFR (Q)	4.50%		02/2028		433	433	(e)(f)
Convera International Financial S.a r.l.	Jersey	1st Lien Term Loan	8.44%	SOFR (Q)	4.75%		03/2030		22,474	22,474	(e)(f)
Convera International Holdings Limited	Jersey	1st Lien Revolving Loan					03/2030		—	—	(e)(g)
Convera International Holdings Limited	Jersey	1st Lien Term Loan	8.44%	SOFR (Q)	4.75%		03/2030		4,596	4,596	(e)(f)
Convera International Holdings Limited	Jersey	1st Lien Term Loan	9.84%	SOFR (Q)	6.00%		03/2030		2,792	2,792	(e)(f)
De Hypothekers Associatie Holding B.V.	Netherlands	1st Lien Term Loan	8.62%	EURIBOR (S)	6.50%		01/2029		€1,526	1,794	(e)(f)
Endeavor Bidco LLC		1st Lien Term Loan	7.92%	SOFR (Q)	4.25%		08/2029		1,307	1,307	(e)(f)
ESHA Intermediate, LLC		1st Lien Revolving Loan					12/2032		—	—	(e)(g)
ESHA Intermediate, LLC		1st Lien Term Loan	8.44%	SOFR (Q)	4.75%		12/2032		1,644	1,635	(e)(f)
ESHA Intermediate, LLC		1st Lien Delay Draw Term Loan					12/2032		—	—	(e)(g)
GC Waves Holdings, Inc.		1st Lien Revolving Loan					10/2030		—	—	(e)(g)
GC Waves Holdings, Inc.		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		10/2030		1,859	1,859	(e)(f)
GC Waves Holdings, Inc.		1st Lien Delay Draw Term Loan	8.22%	SOFR (M)	4.50%		10/2030		8,897	8,897	(e)(g)
GreatBear Bidco Limited	Jersey	1st Lien Term Loan	8.99%	SONIA (Q)	5.25%		01/2031		£300	404	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
GreatBear Bidco Limited	Jersey	1st Lien Delay Draw Term Loan	8.97%	SONIA (S)	5.00%		01/2031		£131	$177	(e)(g)
Grit Buyer, Inc.		1st Lien Revolving Loan					07/2031		—	—	(e)(g)
Grit Buyer, Inc.		1st Lien Term Loan	8.37%	SOFR (Q)	4.50%		07/2032		770	759	(e)(f)
Grit Buyer, Inc.		1st Lien Delay Draw Term Loan	8.37%	SOFR (Q)	4.50%		07/2032		123	122	(e)(g)
GTCR Everest Borrower, LLC		1st Lien Revolving Loan					09/2029		—	—	(e)(g)
GTCR F Buyer Corp.		1st Lien Revolving Loan	8.73%	SOFR (M)	5.00%		09/2029		5	5	(e)(g)
GTCR F Buyer Corp.		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		09/2030		881	881	(e)(f)
GTCR F Buyer Corp.		1st Lien Delay Draw Term Loan	8.67%	SOFR (Q)	5.00%		09/2030		405	404	(e)(g)
HighTower Holding, LLC		1st Lien Term Loan	6.65%	SOFR (Q)	2.75%		02/2032		6,645	6,649	(f)
IVC Acquisition Ltd	Canada	1st Lien Term Loan	6.04%	EURIBOR (Q)	4.00%		12/2028		€6,022	7,120
Jewel Bidco Limited	United Kingdom	1st Lien Term Loan					07/2028		£7,477	7,770	(e)(f)(i)
Jewel Bidco Limited	United Kingdom	1st Lien Term Loan	15.00% PIK				07/2028		£73	99	(e)
Jewel Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan					07/2028		£4,370	4,542	(e)(i)
Medlar Bidco Limited	Jersey	1st Lien Term Loan	8.74%	SONIA (Q)	5.00%		05/2032		£3,785	5,025	(e)(f)
Medlar Bidco Limited	Jersey	1st Lien Term Loan	6.99%	EURIBOR (Q)	5.00%		05/2032		€5,395	6,245	(e)(f)
Medlar Bidco Limited	Jersey	1st Lien Delay Draw Term Loan					05/2032		£—	—	(e)(g)
Mercatus Bidco Limited	United Kingdom	1st Lien Term Loan	9.22%	SONIA (S)	5.25%		11/2032		£1,000	1,348	(e)
Mercury Borrower, Inc.		1st Lien Term Loan	6.95%	SOFR (M)	3.00%		11/2032		2,768	2,764
Merit Financial Group, LLC		1st Lien Revolving Loan	10.75%	PRIME	4.00%		08/2032		198	196	(e)(g)
Merit Financial Group, LLC		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		08/2032		691	684	(e)(f)
Merit Financial Group, LLC		1st Lien Delay Draw Term Loan					08/2032		—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Monica Holdco (US), Inc.		1st Lien Revolving Loan					07/2030		$—	$—	(e)(g)
Monica Holdco (US), Inc.		1st Lien Term Loan	9.07%	SOFR (Q)	5.25%		07/2030		12,259	12,259	(e)(f)
Monica Holdco (US), Inc.		1st Lien Term Loan	8.92%	SOFR (Q)	5.25%		07/2030		2,831	2,831	(e)(f)
Monica Holdco (US), Inc.		1st Lien Delay Draw Term Loan					07/2030		—	—	(e)(g)
Nexus Buyer LLC		2nd Lien Term Loan	9.47%	SOFR (M)	5.75%		02/2032		2,288	2,261
Olifan Group Partners	France	1st Lien Term Loan	8.29%	EURIBOR (S)	6.25%		03/2032		€1,089	1,280	(e)
Olifan Group Partners	France	1st Lien Delay Draw Term Loan	8.29%	EURIBOR (Q)	6.25%		03/2032		€146	172	(e)(g)
Parexel International, Inc.		1st Lien Term Loan					12/2031		5,041	5,055	(h)
Pathstone Family Office LLC		1st Lien Revolving Loan	8.82%	SOFR (M)	5.00%		05/2028		151	151	(e)(g)
Pathstone Family Office LLC		1st Lien Term Loan	8.82%	SOFR (M)	5.00%		05/2029		7,579	7,580	(e)(f)
Pathstone Family Office LLC		1st Lien Delay Draw Term Loan	8.82%	SOFR (M)	5.00%		05/2029		254	254	(e)(f)(g)
PCIA SPV-3, LLC		1st Lien Revolving Loan					08/2029		—	—	(e)(g)
PCIA SPV-3, LLC		1st Lien Term Loan	8.92%	SOFR (Q)	5.25%		08/2029		1,486	1,486	(e)(f)
PCIA SPV-3, LLC		1st Lien Delay Draw Term Loan	8.92%	SOFR (Q)	5.25%		08/2029		760	760	(e)(g)
PCS Midco, Inc.		1st Lien Revolving Loan					03/2030		—	—	(e)(g)
PCS Midco, Inc.		1st Lien Term Loan	9.42%	SOFR (Q)	5.75%		03/2030		1,010	1,010	(e)(f)
PCS Midco, Inc.		1st Lien Delay Draw Term Loan	9.42%	SOFR (Q)	5.75%		03/2030		179	179	(e)(g)
Pegasus (Bidco) Limited	Jersey	1st Lien Term Loan	10.77%	SONIA (S)	6.75%		04/2029		£4,125	5,560	(e)(f)
Pegasus (Bidco) Limited	Jersey	1st Lien Delay Draw Term Loan	10.77%	SONIA (S)	6.75%		04/2029		£822	1,108	(e)
Perigon Wealth Management, LLC		1st Lien Revolving Loan					03/2031		—	—	(e)(g)
Perigon Wealth Management, LLC		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		03/2031		1,996	1,996	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Perigon Wealth Management, LLC		1st Lien Delay Draw Term Loan	8.47%	SOFR (M)	4.75%		03/2031		$1,742	$1,742	(e)(g)
Plutus Bidco Limited	Jersey	1st Lien Term Loan	8.73%	SONIA (S)	5.00%		09/2029		£7,000	9,436	(e)
Project Optimus Bidco Limited	Jersey	1st Lien Revolving Loan					05/2031		£—	—	(e)(g)
Project Optimus Bidco Limited	Jersey	1st Lien Term Loan	9.22%	SONIA (Q)	5.50%		05/2031		£309	416	(e)
Project Optimus Bidco Limited	Jersey	1st Lien Delay Draw Term Loan					05/2031		£—	—	(e)(g)
RWA Wealth Partners, LLC		1st Lien Revolving Loan					11/2030		—	—	(e)(g)
RWA Wealth Partners, LLC		1st Lien Term Loan	8.61%	SOFR (Q)	4.75%		11/2030		3,106	3,106	(e)(f)
RWA Wealth Partners, LLC		1st Lien Delay Draw Term Loan	8.61%	SOFR (Q)	4.75%		11/2030		595	595	(e)(g)
Seeker Bidco Ltd	United Kingdom	1st Lien Term Loan	9.47%	SONIA (Q)	5.50%		11/2032		£329	444	(e)
Seeker Bidco Ltd	United Kingdom	1st Lien Delay Draw Term Loan					11/2032		£—	—	(e)(g)
Skyliner BIS S.A R.L.	Luxembourg	1st Lien Term Loan	8.41%	EURIBOR (S)	6.25%		09/2031		€1,427	1,677	(e)
Skyliner BIS S.A R.L.	Luxembourg	1st Lien Delay Draw Term Loan					09/2031		€—	—	(e)(g)(h)
Stepstone Group MidCo 2 GmbH, The	Germany	1st Lien Term Loan	6.60%	EURIBOR (Q)	4.50%		04/2032		€6,000	6,606
Steward Partners Global Advisory, LLC		1st Lien Revolving Loan					10/2028		—	—	(e)(g)
Steward Partners Global Advisory, LLC		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		10/2028		381	381	(e)(f)
Steward Partners Global Advisory, LLC		1st Lien Delay Draw Term Loan	8.47%	SOFR (M)	4.75%		10/2028		659	659	(e)(g)
The Edelman Financial Engines Center, LLC		1st Lien Term Loan	6.72%	SOFR (M)	3.00%		04/2028		15,278	15,344	(f)
The Edelman Financial Engines Center, LLC		2nd Lien Term Loan	8.97%	SOFR (M)	5.25%		10/2028		20,850	20,780
The Mather Group, LLC		1st Lien Revolving Loan	11.00%	PRIME	4.25%		03/2028		40	40	(e)(g)
The Mather Group, LLC		1st Lien Term Loan	9.07%	SOFR (Q)	5.25%		03/2028		5,622	5,622	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
The Mather Group, LLC		1st Lien Term Loan	9.49%	SOFR (Q)	5.50%		03/2028			$57	$57	(e)(f)
The Mather Group, LLC		1st Lien Delay Draw Term Loan	9.07%	SOFR (Q)	5.25%		03/2028			1,941	1,941	(e)(f)(g)
The Ultimus Group Midco, LLC		1st Lien Revolving Loan					07/2032			—	—	(e)(g)
The Ultimus Group Midco, LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		07/2032			1,947	1,937	(e)(f)
The Ultimus Group Midco, LLC		1st Lien Delay Draw Term Loan					07/2032			—	—	(e)(g)
TK Elevator Midco GmbH	Germany	1st Lien Term Loan	5.08%	EURIBOR (S)	3.00%		04/2030			€7,125	8,438
Toscafund Limited	United Kingdom	1st Lien Term Loan	12.02%	SONIA (S)	8.00%		04/2026			£700	944	(e)(f)
TPG IX Cardiff Debt HoldCo I, LLC		1st Lien Term Loan	9.96%	SOFR (Q)	6.00%		01/2033			4,579	4,579	(e)
Waverly Advisors, LLC		1st Lien Revolving Loan	9.57%	SOFR (Q)	5.75%		03/2028			189	189	(e)(g)
Waverly Advisors, LLC		1st Lien Term Loan	9.57%	SOFR (Q)	5.75%		03/2028			1,990	1,990	(e)(f)
Waverly Advisors, LLC		1st Lien Delay Draw Term Loan	9.57%	SOFR (Q)	5.75%		03/2028			1,455	1,455	(e)(f)
Waverly Advisors, LLC		1st Lien Delay Draw Term Loan	9.32%	SOFR (Q)	5.50%		03/2028			3,186	3,186	(e)(f)
Waverly Advisors, LLC		1st Lien Delay Draw Term Loan	8.82%	SOFR (Q)	5.00%		03/2028			5,234	5,234	(e)(g)
Wealth Enhancement Group, LLC		1st Lien Revolving Loan					10/2028			—	—	(e)(g)
Wealth Enhancement Group, LLC		1st Lien Term Loan	8.49%	SOFR (Q)	4.50%		10/2028			3,493	3,493	(e)(f)
Wealth Enhancement Group, LLC		1st Lien Delay Draw Term Loan	8.49%	SOFR (Q)	4.50%		10/2028			683	684	(e)
Wealth Enhancement Group, LLC		1st Lien Delay Draw Term Loan	8.36%	SOFR (Q)	4.50%		10/2028			2,394	2,394	(e)(g)
Wealth Enhancement Group, LLC		1st Lien Delay Draw Term Loan	8.49%	SOFR (Q)	4.50%		10/2028			15,241	15,241	(e)(f)
Wellington-Altus Financial Inc.	Canada	1st Lien Revolving Loan					08/2030		CAD	—	—	(e)(g)
Wellington-Altus Financial Inc.	Canada	1st Lien Term Loan	7.55%	CORRA (Q)	5.00%		08/2030		CAD	1,132	824	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Wellington-Altus Financial Inc.	Canada	1st Lien Delay Draw Term Loan					08/2030		CAD	—	$—	(e)(g)
Wharf Street Ratings Acquisition LLC		1st Lien Revolving Loan					09/2032			—	—	(e)(g)
Wharf Street Ratings Acquisition LLC		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		09/2032			1,583	1,571	(e)(f)
Wharf Street Ratings Acquisition LLC		1st Lien Delay Draw Term Loan					09/2032			—	—	(e)(g)
WSBidCo Limited	Jersey	1st Lien Term Loan	10.59%	SONIA (Q)	6.50%		06/2028			£2,679	3,611	(e)(f)
WSBidCo Limited	Jersey	1st Lien Delay Draw Term Loan	10.34%	SONIA (Q)	6.50%		06/2028			£2,679	3,611	(e)
WSBidCo Limited	Jersey	1st Lien Delay Draw Term Loan	10.36%	SONIA (Q)	6.50%		06/2028			£5,752	7,753	(e)(g)
											341,956		6.63%
Food, Beverage and Tobacco
Badia Spices, LLC		1st Lien Revolving Loan					11/2030			—	—	(e)(g)
Badia Spices, LLC		1st Lien Term Loan	8.09%	SOFR (Q)	4.25%		11/2030			8,564	8,564	(e)(f)
Berner Food & Beverage, LLC		1st Lien Revolving Loan	10.49%	SOFR (Q)	6.50%		07/2026			126	126	(e)(g)
Berner Food & Beverage, LLC		1st Lien Term Loan	10.49%	SOFR (Q)	6.50%		07/2027			2,743	2,743	(e)(f)
Chobani, LLC		1st Lien Term Loan	5.97%	SOFR (M)	2.25%		10/2032			8,907	8,943	(f)
Demakes Borrower, LLC		1st Lien Term Loan	9.67%	SOFR (Q)	6.00%		12/2029			939	939	(e)(f)
Florida Food Products, LLC		1st Lien Term Loan	9.43%	SOFR (Q)	5.50%		10/2030			12	12	(e)
Florida Food Products, LLC		1st Lien Term Loan	9.05%	SOFR (Q)	5.00%		10/2030			1,180	814	(e)
Florida Food Products, LLC		1st Lien Term Loan					04/2031			6,149	3,689	(e)(i)
Gotham Greens Holdings, PBC		2nd Lien Term Loan	15.00% PIK				02/2029			1,347	1,239	(e)
HBH Buyer, LLC		1st Lien Revolving Loan	7.17%	SOFR (Q)	3.50%		09/2031			158	156	(e)(g)
HBH Buyer, LLC		1st Lien Term Loan	8.92%	SOFR (Q)	5.25%		09/2031			993	981	(e)(f)
HBH Buyer, LLC		1st Lien Delay Draw Term Loan					09/2031			—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
KNPC Holdco, LLC		1st Lien Term Loan	9.80%	SOFR (S)	5.50%		10/2029		$2,012	$2,012	(e)(f)
KNPC Holdco, LLC		1st Lien Term Loan	11.05%	SOFR (S)	6.75%		10/2029		481	481	(e)(f)
KNPC Holdco, LLC		1st Lien Term Loan	10.30%	SOFR (S)	6.00%		10/2029		468	468	(e)(f)
KNPC Holdco, LLC		1st Lien Term Loan	10.05%	SOFR (S)	5.75%		10/2029		7,285	7,285	(e)(f)
Quirch Foods Holdings, LLC		1st Lien Term Loan	10.34%	SOFR (S)	6.50%		11/2030		7,281	7,208	(e)(f)
Quirch Foods Holdings, LLC		1st Lien Delay Draw Term Loan					11/2030		—	—	(e)(g)
RB Holdings Interco, LLC		1st Lien Revolving Loan	9.03%	SOFR (Q)	5.00%		05/2028		262	257	(e)(g)
RB Holdings Interco, LLC		1st Lien Term Loan	9.04%	SOFR (Q)	5.00%		05/2028		3,647	3,574	(e)(f)
Spindrift Beverage Co., Inc.		1st Lien Revolving Loan					02/2032		—	—	(e)(g)
Spindrift Beverage Co., Inc.		1st Lien Term Loan	8.94%	SOFR (Q)	5.00%		02/2032		1,737	1,737	(e)(f)
Spindrift Beverage Co., Inc.		1st Lien Delay Draw Term Loan					02/2032		—	—	(e)(g)
Sugar PPC Buyer LLC		1st Lien Term Loan	8.42%	SOFR (S)	4.75%		10/2031		2,111	2,111	(e)(f)
Sugar PPC Buyer LLC		1st Lien Delay Draw Term Loan	8.42%	SOFR (S)	4.75%		10/2031		586	586	(e)(f)
Sugar PPC Buyer LLC		1st Lien Delay Draw Term Loan	8.35%	SOFR (S)	4.75%		10/2031		350	350	(e)(g)
Supplying Demand, Inc.		1st Lien Revolving Loan					11/2027		—	—	(e)(g)
Watermill Express, LLC		1st Lien Revolving Loan					04/2031		—	—	(e)(g)
Watermill Express, LLC		1st Lien Term Loan	8.75%	SOFR (Q)	4.75%		04/2031		2,779	2,779	(e)(f)
Watermill Express, LLC		1st Lien Term Loan	8.71%	SOFR (Q)	4.75%		04/2031		567	567	(e)(f)
Watermill Express, LLC		1st Lien Delay Draw Term Loan	8.75%	SOFR (Q)	4.75%		04/2031		213	213	(e)(f)
Watermill Express, LLC		1st Lien Delay Draw Term Loan	8.71%	SOFR (Q)	4.75%		04/2031		208	208	(e)(f)
Watermill Express, LLC		1st Lien Delay Draw Term Loan	8.60%	SOFR (Q)	4.75%		04/2031		469	469	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Wilbur-Ellis Holdings II LLC		1st Lien Revolving Loan	8.00%	SOFR (Q)	4.25%		06/2030		$200	$197	(e)(g)
										58,708		1.14%
Health Care Equipment and Services
Aerin Medical Inc.		1st Lien Term Loan	10.92% (3.88% PIK)	SOFR (Q)	7.25%		12/2030		2,356	2,356	(e)
Aerin Medical Inc.		1st Lien Delay Draw Term Loan	10.92% (3.88% PIK)	SOFR (Q)	7.25%		12/2030		383	383	(e)(g)
Agiliti Health, Inc.		1st Lien Term Loan	6.86%	SOFR (S)	3.00%		05/2030		10,331	10,099
Alcresta Therapeutics, Inc.		1st Lien Revolving Loan	9.24%	SOFR (Q)	5.50%		03/2031		4	4	(e)(g)
Alcresta Therapeutics, Inc.		1st Lien Term Loan	9.27%	SOFR (Q)	5.50%		03/2031		467	462	(e)(f)
Alcresta Therapeutics, Inc.		1st Lien Delay Draw Term Loan					03/2031		—	—	(e)(g)
Aledade, Inc.		1st Lien Revolving Loan	9.64%	SOFR (A)	5.75%		11/2028		1,453	1,439	(e)(g)
Artivion, Inc.		1st Lien Revolving Loan	7.49%	SOFR (Q)	3.50%		01/2031		168	167	(e)(g)
Artivion, Inc.		1st Lien Term Loan	8.74%	SOFR (Q)	4.75%		01/2031		2,278	2,278	(e)(f)
Artivion, Inc.		1st Lien Delay Draw Term Loan					01/2031		—	—	(e)(g)
Aspris Bidco Limited	United Kingdom	1st Lien Term Loan	10.27%	SONIA (Q)	6.25%		08/2028		£3,234	4,360	(e)(f)
Aspris Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.11%	SONIA (Q)	6.25%		08/2028		£1,406	1,896	(e)
Aspris Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.61%	SONIA (Q)	6.75%		02/2030		£571	770	(e)
athenahealth Group Inc.		1st Lien Revolving Loan					02/2027		—	—	(e)(g)
athenahealth Group Inc.		1st Lien Term Loan	6.47%	SOFR (M)	2.75%		02/2029		14,262	14,277
Avalign Technologies, Inc.		1st Lien Revolving Loan	10.22%	SOFR (M)	6.50%		12/2028		125	103	(e)(g)
Avalign Technologies, Inc.		1st Lien Term Loan	11.07% (3.63% PIK)	SOFR (Q)	7.25%		12/2028		1,732	1,438	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
AX VI INV3 Holding AB	Sweden	1st Lien Term Loan	8.28% (1.67% PIK)	EURIBOR (Q)	6.25%		08/2031		SEK	34,172	$3,712	(e)
AX VI INV3 Holding AB	Sweden	1st Lien Delay Draw Term Loan	8.14% (1.67% PIK)	STIBOR (Q)	6.25%		08/2031		SEK	24,519	2,663	(e)(g)
AX VI INV3 Holding AB	Sweden	1st Lien Delay Draw Term Loan					08/2031			€—	—	(e)(g)(h)
Bausch + Lomb Corporation	Canada	1st Lien Term Loan	7.97%	SOFR (M)	4.25%		01/2031			11,358	11,460	(f)
Bausch + Lomb Corporation	Canada	1st Lien Term Loan					01/2031			795	802	(f)(h)
Bayou Intermediate II, LLC		1st Lien Revolving Loan					09/2032			—	—	(e)(g)
Bayou Intermediate II, LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		09/2032			994	984	(e)(f)
Bayou Intermediate II, LLC		1st Lien Delay Draw Term Loan	8.42%	SOFR (M)	4.75%		09/2032			107	107	(e)(g)
BrightStar Group Holdings, Inc.		1st Lien Revolving Loan					03/2032			—	—	(e)(g)
BrightStar Group Holdings, Inc.		1st Lien Term Loan	8.80%	SOFR (Q)	4.75%		03/2032			3,817	3,817	(e)(f)
BVI Medical, Inc.		1st Lien Revolving Loan					03/2032			—	—	(e)(g)
BVI Medical, Inc.		1st Lien Term Loan	9.97% (5.00% PIK)	SOFR (M)	6.25%		03/2032			20,144	19,338	(e)
BVI Medical, Inc.		1st Lien Delay Draw Term Loan	9.88%	SOFR (Q)	6.00%		03/2032			304	292	(e)(g)
CHPPR Midco Inc.		1st Lien Term Loan	12.75%	SOFR (Q)	8.75%		12/2029			4,010	4,005
CNT Holdings I Corp		1st Lien Term Loan	6.34%	SOFR (Q)	2.50%		11/2032			6,938	6,952	(f)
Color Intermediate, LLC		1st Lien Term Loan	8.52%	SOFR (Q)	4.75%		10/2029			1,813	1,813	(e)(f)
Colosseum Dental Finance BV	Netherlands	1st Lien Term Loan	5.54%	EURIBOR (Q)	3.50%		03/2032			€5,995	7,080
Convey Health Solutions, Inc.		1st Lien Term Loan	4.77%	SOFR (Q)	1.00%		07/2029			1,893	1,477	(e)
Cradle Lux Bidco S.a r.l	Luxembourg	1st Lien Term Loan	7.32%	EURIBOR (Q)	5.25%		11/2031			€1,959	2,302	(e)(f)
Cradle Lux Bidco S.a r.l	Luxembourg	1st Lien Term Loan	9.04%	SOFR (Q)	5.25%		11/2031			721	721	(e)(f)
Cradle Lux Bidco S.a r.l	Luxembourg	1st Lien Delay Draw Term Loan	7.32%	EURIBOR (Q)	5.25%		11/2031			728	728	(e)(g)
Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Crossco (1469) Limited	United Kingdom	1st Lien Term Loan	9.97%	SONIA (Q)	6.25%		12/2030		£1,935	$2,609	(e)
Crossco (1469) Limited	United Kingdom	1st Lien Delay Draw Term Loan					12/2030		£—	—	(e)(g)
Crown CT Parent Inc.		1st Lien Revolving Loan	9.34%	SOFR (Q)	5.50%		03/2028		452	452	(e)(g)
Crown CT Parent Inc.		1st Lien Term Loan	9.32%	SOFR (Q)	5.50%		03/2029		8,006	8,006	(e)(f)
CVP Holdco, Inc.		1st Lien Revolving Loan					06/2030		—	—	(e)(g)
CVP Holdco, Inc.		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		06/2031		19,710	19,710	(e)(f)
CVP Holdco, Inc.		1st Lien Delay Draw Term Loan	8.47%	SOFR (M)	4.75%		06/2031		1,208	1,208	(e)(g)
Electron Bidco Inc.		1st Lien Term Loan	6.22%	SOFR (M)	2.50%		11/2028		13,795	13,858	(f)
Empower Payments Investor, LLC		1st Lien Revolving Loan					03/2030		—	—	(e)(g)
Empower Payments Investor, LLC		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		03/2031		585	585	(e)(f)
Empower Payments Investor, LLC		1st Lien Term Loan	8.37%	SOFR (Q)	4.50%		03/2031		260	260	(e)(f)
Empower Payments Investor, LLC		1st Lien Delay Draw Term Loan	8.17%	SOFR (Q)	4.50%		03/2031		67	67	(e)
Empower Payments Investor, LLC		1st Lien Delay Draw Term Loan	8.62%	SOFR (Q)	4.75%		03/2031		66	66	(e)(g)
Envisage Dental UK Limited	United Kingdom	1st Lien Term Loan	10.96%	SONIA (Q)	7.19%		04/2031		£2,577	3,474	(e)
Envisage Dental UK Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.96%	SONIA (Q)	7.19%		04/2031		£1,848	2,491	(e)
Envisage Dental UK Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.24%	SONIA (S)	6.50%		04/2031		£610	823	(e)(g)
Evolent Health LLC		1st Lien Revolving Loan	8.14%	SOFR (Q)	4.00%		12/2029		2	2	(e)(g)
Evolent Health LLC		1st Lien Delay Draw Term Loan	9.49%	SOFR (Q)	5.50%		12/2029		4,907	4,907	(e)
Evolent Health LLC		2nd Lien Term Loan	10.14%	SOFR (Q)	6.00%		12/2029		64	64	(e)
Floss Bidco Limited	United Kingdom	1st Lien Term Loan	9.02%	SONIA (S)	5.00%		09/2026		£812	1,051	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Gainwell Acquisition Corp.		1st Lien Term Loan	7.77%	SOFR (Q)	4.00%		10/2027		$22,773	$22,335	(f)
Global Medical Response, Inc.		1st Lien Term Loan	7.38%	SOFR (Q)	3.50%		10/2032		34,814	35,011
Hamilton Thorne Inc.		1st Lien Delay Draw Term Loan					11/2031		—	—	(e)(g)
Healthco Investment Ltd	United Kingdom	1st Lien Term Loan	9.50%	SONIA (S)	5.75%		09/2032		£642	865	(e)
Healthco Investment Ltd	United Kingdom	1st Lien Term Loan	7.85%	EURIBOR (S)	5.75%		09/2032		€2,969	3,490	(e)
Healthco Investment Ltd	United Kingdom	1st Lien Delay Draw Term Loan					09/2032		£—	—	(e)(g)
Himalaya TopCo LLC		1st Lien Revolving Loan					06/2032		—	—	(e)(g)
Himalaya TopCo LLC		1st Lien Term Loan	8.72% (2.25% PIK)	SOFR (M)	5.00%		06/2032		54,158	53,616	(e)(f)
Himalaya TopCo LLC		1st Lien Delay Draw Term Loan					06/2032		—	—	(e)(g)
HuFriedy Group Acquisition LLC		1st Lien Revolving Loan					05/2030		—	—	(e)(g)
HuFriedy Group Acquisition LLC		1st Lien Term Loan	9.30%	SOFR (Q)	5.50%		05/2031		19,052	19,052	(e)(f)
HuFriedy Group Acquisition LLC		1st Lien Delay Draw Term Loan	9.30%	SOFR (Q)	5.50%		05/2031		4,170	4,170	(e)
HuFriedy Group Acquisition LLC		1st Lien Delay Draw Term Loan	9.26%	SOFR (S)	5.50%		06/2031		626	626	(e)(g)
Innovative Food Supplements Ltd	United Kingdom	1st Lien Revolving Loan					03/2026		£—	—	(e)(g)(h)
Innovative Food Supplements Ltd	United Kingdom	1st Lien Term Loan	9.50%	SONIA (A)	5.75%		09/2032		£3,618	4,876	(e)
Innovative Food Supplements Ltd	United Kingdom	1st Lien Delay Draw Term Loan					09/2032		£—	—	(e)(g)
LivTech Purchaser, Inc.		1st Lien Revolving Loan					11/2031		—	—	(e)(g)
LivTech Purchaser, Inc.		1st Lien Term Loan	8.76%	SOFR (Q)	5.00%		11/2031		1,290	1,290	(e)(f)
LivTech Purchaser, Inc.		1st Lien Delay Draw Term Loan	8.76%	SOFR (Q)	5.00%		11/2031		1,185	1,185	(e)(g)
MAK-System Group Limited	United Kingdom	1st Lien Term Loan	11.08% (4.75% PIK)	SOFR (S)	7.00%		02/2027		27,786	27,786	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Mamba Purchaser, Inc.		1st Lien Term Loan	6.73%	SOFR (M)	3.00%		10/2031			$14,147	$14,172	(f)
Medline Borrower, LP		1st Lien Term Loan	5.47%	SOFR (M)	1.75%		10/2030			10,667	10,702	(f)
Medmark Services Inc		1st Lien Term Loan					06/2027			1,750	1,470	(e)(f)(i)
Medmark Services Inc		1st Lien Delay Draw Term Loan					06/2027			1,497	1,257	(e)(f)(i)
Medmark Services Inc		2nd Lien Term Loan					06/2028			9,139	548	(e)(i)
Medmark Services Inc		2nd Lien Delay Draw Term Loan					06/2028			4,897	294	(e)(i)
Network Bidco B.V.	Netherlands	1st Lien Term Loan	7.02%	EURIBOR (Q)	5.00%		05/2031			€5,778	6,790	(e)(f)
Network Bidco B.V.	Netherlands	1st Lien Delay Draw Term Loan	7.05%	EURIBOR (Q)	5.00%		05/2031			€2,222	2,612	(e)(g)(h)
Next Holdco, LLC		1st Lien Revolving Loan					11/2029			—	—	(e)(g)
Next Holdco, LLC		1st Lien Term Loan	9.09%	SOFR (Q)	5.25%		11/2030			979	979	(e)(f)
NextCare, Inc.		2nd Lien Term Loan	10.90% (7.90% PIK)	SOFR (Q)	6.75%		06/2026			8,067	8,067	(e)
NMN Holdings III Corp.		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		07/2031			277	277	(e)(f)
NMN Holdings III Corp.		1st Lien Term Loan	7.27%	CORRA (M)	5.00%		07/2031		CAD	713	519	(e)(f)
PointClickCare Technologies Inc.	Canada	1st Lien Term Loan	6.42%	SOFR (Q)	2.75%		11/2031			3,453	3,454
Premise Health Holding Corp.		1st Lien Revolving Loan					11/2031			—	—	(e)(g)
Premise Health Holding Corp.		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		11/2032			3,970	3,970	(e)(f)
Premise Health Holding Corp.		1st Lien Delay Draw Term Loan					11/2032			—	—	(e)(g)
Prime Dental Alliance B.V.	Netherlands	1st Lien Term Loan	9.52%	EURIBOR (Q)	7.50%		06/2027			€2,200	2,586	(e)(f)
Prime Dental Alliance B.V.	Netherlands	1st Lien Delay Draw Term Loan	9.52%	EURIBOR (Q)	7.50%		06/2027			€1,654	1,944	(e)
Prime Dental Alliance B.V.	Netherlands	1st Lien Delay Draw Term Loan	9.77%	EURIBOR (Q)	7.75%		06/2027			€4,136	4,861	(e)(g)
Project Alliance Buyer, LLC		1st Lien Revolving Loan					08/2031			—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Project Alliance Buyer, LLC		1st Lien Term Loan	8.82%	SOFR (Q)	5.00%		08/2031			$209	$206	(e)(f)
Project Ruby Ultimate Parent Corp.		1st Lien Term Loan	6.74%	SOFR (M)	2.75%		03/2028			15,708	15,744
Radnet Management, Inc.		1st Lien Term Loan	6.07%	SOFR (Q)	2.25%		04/2031			8,881	8,905	(f)
Raven Acquisition Holdings, LLC		1st Lien Revolving Loan					11/2029			—	—	(e)(g)
Raven Acquisition Holdings, LLC		1st Lien Term Loan	6.72%	SOFR (M)	3.00%		11/2031			8,943	8,968
Raven Acquisition Holdings, LLC		1st Lien Delay Draw Term Loan					11/2031			—	—	(g)
Resonetics, LLC		1st Lien Term Loan	6.59%	SOFR (Q)	2.75%		06/2031			4,919	4,924	(f)
Revival Animal Health, LLC		1st Lien Revolving Loan	9.73%	SOFR (Q)	6.00%		01/2028			307	294	(e)(g)
Revival Animal Health, LLC		1st Lien Term Loan	9.72%	SOFR (Q)	6.00%		01/2028			3,177	3,050	(e)(f)
Revival Animal Health, LLC		1st Lien Term Loan	9.67%	SOFR (Q)	6.00%		01/2028			352	338	(e)(f)
Revival Animal Health, LLC		1st Lien Delay Draw Term Loan	9.72%	SOFR (Q)	6.00%		01/2028			1,464	1,406	(e)(g)
Rubicone Bidco Limited	United Kingdom	1st Lien Term Loan	10.61%	SONIA (Q)	6.75%		12/2028			£2,773	3,737	(e)(f)
Rubicone Bidco Limited	United Kingdom	1st Lien Term Loan	10.83%	SONIA (Q)	6.50%		12/2028			£170	229	(e)(f)
Rubicone Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.61%	SONIA (Q)	6.75%		12/2028			£1,698	2,289	(e)
Rubicone Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	12.34%	SONIA (Q)	8.25%		12/2028			£208	280	(e)(g)
Scooby Bidco Limited	United Kingdom	1st Lien Term Loan	14.22%	SONIA (S)	10.25%		09/2032			£1,915	2,581	(e)
Silver Bidco GmbH	Germany	1st Lien Delay Draw Term Loan	7.27%	EURIBOR (Q)	5.25%		06/2031			€605	697	(e)(g)
Silver Midco 1 GmbH	Germany	1st Lien Delay Draw Term Loan					12/2031			€1,864	2,146	(e)(g)
Spruce Bidco II Inc.		1st Lien Revolving Loan					01/2032			—	—	(e)(g)
Spruce Bidco II Inc.		1st Lien Term Loan	8.45%	SOFR (S)	4.75%		01/2032			45,993	45,993	(e)(f)
Spruce Bidco II Inc.		1st Lien Term Loan	7.25%	CORRA (Q)	5.00%		01/2032		CAD	9,318	6,789	(e)(f)
Spruce Bidco II Inc.		1st Lien Term Loan	6.00%				01/2032			¥996,308	6,360	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Surescripts, LLC		1st Lien Revolving Loan					11/2031		$—	$—	(e)(g)
Surescripts, LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		11/2031		4,810	4,786	(e)(f)
Symplr Software Inc.		1st Lien Revolving Loan	7.59%	SOFR (Q)	3.75%		12/2027		1	1	(e)(g)
Symplr Software Inc.		1st Lien Term Loan	8.44%	SOFR (Q)	4.50%		12/2027		3,559	3,013	(f)
Symplr Software Inc.		1st Lien Term Loan	9.19%	SOFR (Q)	5.25%		12/2027		1,819	1,564	(e)(f)
Symplr Software Inc.		2nd Lien Term Loan	11.82%	SOFR (Q)	7.88%		12/2028		15,626	13,595	(e)(f)
Symplr Software Inc.		2nd Lien Term Loan	13.94% (4.00% PIK)	SOFR (Q)	10.00%		12/2028		5,852	5,384	(e)(f)
Tandarts Today Holding B.V.	Netherlands	1st Lien Term Loan	9.02%	EURIBOR (Q)	7.00%		02/2028		€643	756	(e)(f)
Tandarts Today Holding B.V.	Netherlands	1st Lien Delay Draw Term Loan	9.06%	EURIBOR (Q)	7.00%		02/2028		€2,957	3,475	(e)(g)
Team Health Holdings, Inc.		1st Lien Term Loan	8.34%	SOFR (Q)	4.50%		06/2028		12,438	12,469
Therapy Brands Holdings LLC		2nd Lien Term Loan	10.58%	SOFR (M)	6.75%		05/2029		4,334	3,467	(e)(f)
U.S. Urology Partners, LLC		1st Lien Revolving Loan					04/2032		—	—	(e)(g)
U.S. Urology Partners, LLC		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		04/2032		1,501	1,501	(e)(f)
U.S. Urology Partners, LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		04/2032		542	542	(e)(f)
U.S. Urology Partners, LLC		1st Lien Delay Draw Term Loan	8.17%	SOFR (Q)	4.50%		04/2032		360	360	(e)
United Digestive MSO Parent, LLC		1st Lien Revolving Loan					03/2029		—	—	(e)(g)
United Digestive MSO Parent, LLC		1st Lien Term Loan	9.48%	SOFR (Q)	5.75%		03/2029		3,082	3,082	(e)(f)
United Digestive MSO Parent, LLC		1st Lien Delay Draw Term Loan	9.48%	SOFR (Q)	5.75%		03/2029		831	831	(e)
United Digestive MSO Parent, LLC		1st Lien Delay Draw Term Loan	9.71%	SOFR (Q)	5.75%		03/2029		573	573	(e)(g)
Vetopia ApS	Denmark	1st Lien Delay Draw Term Loan	11.03%	EURIBOR (Q)	6.90%		01/2029		€54	64	(e)(g)
VetPartners Group Limited	United Kingdom	1st Lien Term Loan	9.54%	SONIA (S)	5.50%		09/2032		£20,754	27,975	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
VetPartners Group Limited	United Kingdom	1st Lien Delay Draw Term Loan					09/2032		£—	$—	(e)(g)
VPP Intermediate Holdings, LLC		1st Lien Revolving Loan					12/2027		—	—	(e)(g)
VPP Intermediate Holdings, LLC		1st Lien Term Loan	9.57%	SOFR (M)	5.75%		12/2027		1,518	1,518	(e)(f)
VPP Intermediate Holdings, LLC		1st Lien Delay Draw Term Loan	9.57%	SOFR (M)	5.75%		12/2027		456	457	(e)(f)
VPP Intermediate Holdings, LLC		1st Lien Delay Draw Term Loan	9.47%	SOFR (M)	5.75%		12/2027		2,884	2,884	(e)(f)
VPP Intermediate Holdings, LLC		1st Lien Delay Draw Term Loan	8.97%	SOFR (M)	5.25%		12/2027		778	778	(e)(g)
Waystar Technologies, Inc.		1st Lien Term Loan	5.72%	SOFR (M)	2.00%		10/2029		4,753	4,777	(e)(f)
Witherslack Bidco Limited	United Kingdom	1st Lien Term Loan	10.52%	SONIA (Q)	6.67%		08/2028		£5,702	7,685	(e)(f)
Witherslack Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.53%	SONIA (Q)	6.67%		08/2028		£412	556	(e)
Witherslack Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.15%	SONIA (Q)	6.40%		08/2028		£6,164	8,308	(e)
Witherslack Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.02%	SONIA (Q)	6.40%		08/2028		£704	950	(e)(g)
WSHP FC Acquisition LLC		1st Lien Revolving Loan					03/2028		—	—	(e)(g)
WSHP FC Acquisition LLC		1st Lien Term Loan	12.00% PIK				03/2030		6,678	5,543	(e)(f)
WSHP FC Acquisition LLC		1st Lien Term Loan	11.67% (6.00% PIK)	SOFR (Q)	8.00%		04/2030		21,509	21,509	(e)(f)
ZocDoc, Inc.		1st Lien Term Loan	9.12%	SOFR (Q)	5.25%		07/2030		2,394	2,393	(e)(f)
ZocDoc, Inc.		1st Lien Term Loan	7.37%	SOFR (Q)	3.50%		07/2030		1	1	(e)
ZocDoc, Inc.		1st Lien Delay Draw Term Loan	9.12%	SOFR (Q)	5.25%		07/2030		61	61	(e)(g)
										662,516		12.84%
Household and Personal Products
Beacon Wellness Brands, Inc.		1st Lien Revolving Loan					12/2027		—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Beacon Wellness Brands, Inc.		1st Lien Term Loan	12.27% (0.50% PIK)	SOFR (M)	8.25%		12/2027			$1,547	$1,454	(e)(f)
Foundation Consumer Brands, LLC		1st Lien Revolving Loan					02/2029			—	—	(e)(g)
Foundation Consumer Brands, LLC		1st Lien Term Loan	9.09%	SOFR (Q)	5.00%		02/2029			14,185	14,185	(e)(f)
pH Beauty Holdings III, Inc.		1st Lien Revolving Loan					09/2027			—	—	(e)(g)
pH Beauty Holdings III, Inc.		1st Lien Term Loan	8.78%	SOFR (S)	5.00%		09/2027			1,740	1,740	(e)(f)
Premier Specialties, Inc.		1st Lien Revolving Loan	10.82%	SOFR (M)	7.00%		08/2027			320	294	(e)(g)
Premier Specialties, Inc.		1st Lien Term Loan	10.82%	SOFR (M)	7.00%		08/2027			3,091	2,844	(e)(f)
Silk Holdings III LLC		1st Lien Revolving Loan	8.34%	SOFR (M)	4.50%		12/2032			70	70	(e)(g)
Silk Holdings III LLC		1st Lien Term Loan	8.34%	SOFR (M)	4.50%		12/2032			11,658	11,541	(e)(f)
TCI Buyer LLC		1st Lien Revolving Loan					11/2030			—	—	(e)(g)
TCI Buyer LLC		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		11/2030			12,288	12,288	(e)(f)
TCI Buyer LLC		1st Lien Delay Draw Term Loan	8.47%	SOFR (M)	4.75%		11/2030			626	626	(e)(g)
WU Holdco, Inc.		1st Lien Revolving Loan	8.44%	SOFR (Q)	4.75%		04/2032			11	11	(e)(g)
WU Holdco, Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		04/2032			1,463	1,464	(e)(f)
WU Holdco, Inc.		1st Lien Delay Draw Term Loan					04/2032			—	—	(e)(g)
											46,517		0.90%
Insurance
15484880 Canada Inc.	Canada	1st Lien Revolving Loan	7.82%	CORRA (Q)	5.25%		04/2031		CAD	62	45	(e)(g)
15484880 Canada Inc.	Canada	1st Lien Term Loan	7.82%	CORRA (Q)	5.25%		04/2031		CAD	4,322	3,149	(e)(f)
15484880 Canada Inc.	Canada	1st Lien Delay Draw Term Loan	7.82%	CORRA (Q)	5.25%		04/2031		CAD	178	130	(e)(g)
Acrisure, LLC		1st Lien Term Loan	6.72%	SOFR (M)	3.00%		11/2030			11,874	11,852	(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Acrisure, LLC		1st Lien Term Loan	6.97%	SOFR (M)	3.25%		06/2032		$7,248	$7,245
Alfred AcquiCo B.V.	Netherlands	1st Lien Term Loan	7.65%	EURIBOR (B)	5.75%		09/2029		€1,719	2,020	(e)(f)
AQ Sunshine, Inc.		1st Lien Revolving Loan	8.67%	SOFR (Q)	5.00%		07/2030		529	529	(e)(g)
AQ Sunshine, Inc.		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		07/2031		14,603	14,603	(e)(f)
AQ Sunshine, Inc.		1st Lien Delay Draw Term Loan	8.67%	SOFR (Q)	5.00%		07/2031		3,601	3,601	(e)(g)
Ardonagh Midco 3 Limited	Australia	1st Lien Term Loan	6.42%	SOFR (Q)	2.75%		02/2031		27,748	27,662
Bellwether Buyer, L.L.C.		1st Lien Revolving Loan					04/2032		—	—	(e)(g)
Bellwether Buyer, L.L.C.		1st Lien Term Loan	8.23%	SOFR (M)	4.50%		04/2032		2,097	2,097	(e)(f)
Bellwether Buyer, L.L.C.		1st Lien Delay Draw Term Loan					04/2032		—	—	(e)(g)
Broadstreet Partners, Inc.		1st Lien Term Loan	6.47%	SOFR (M)	2.75%		06/2031		9,763	9,792	(f)
Captive Resources Midco, LLC		1st Lien Revolving Loan					07/2028		—	—	(e)(g)
Captive Resources Midco, LLC		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		07/2029		2,353	2,353	(e)(f)
CFCo, LLC		1st Lien Term Loan					09/2038		3,231	—	(e)(i)
Daylight Beta Parent LLC		1st Lien Term Loan					09/2033		2,273	192	(e)(i)
Diamond Mezzanine 24 LLC		1st Lien Revolving Loan	8.84%	SOFR (Q)	5.00%		10/2030		103	103	(e)(g)
Diamond Mezzanine 24 LLC		1st Lien Term Loan	8.84%	SOFR (Q)	5.00%		10/2030		6,050	6,049	(e)(f)
DOXA Insurance Holdings LLC		1st Lien Revolving Loan	8.17%	SOFR (Q)	4.50%		12/2029		25	25	(e)(g)
DOXA Insurance Holdings LLC		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		12/2030		1,317	1,317	(e)(f)
DOXA Insurance Holdings LLC		1st Lien Delay Draw Term Loan	8.17%	SOFR (Q)	4.50%		12/2030		1,253	1,252	(e)
DOXA Insurance Holdings LLC		1st Lien Delay Draw Term Loan	8.34%	SOFR (Q)	4.50%		12/2030		407	407	(e)(g)
Europa Bidco Limited	United Kingdom	1st Lien Revolving Loan					10/2032		£—	—	(e)(g)(h)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Europa Bidco Limited	United Kingdom	1st Lien Term Loan	9.47%	SONIA (S)	5.50%		10/2032			£15,875	$21,398	(e)
Europa Bidco Limited	United Kingdom	1st Lien Term Loan	9.25%	SONIA (S)	5.50%		10/2032			£744	1,003	(e)
Europa Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	9.47%	SONIA (S)	5.50%		10/2032			£54	73	(e)(g)
Forza Insurance Holdings, LLC		1st Lien Term Loan	9.42%	SOFR (Q)	5.75%		02/2030			5,530	5,530	(e)(f)
Foundation Risk Partners, Corp.		1st Lien Revolving Loan	8.42%	SOFR (Q)	4.75%		10/2029			962	962	(e)(g)
Foundation Risk Partners, Corp.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		10/2030			18,712	18,712	(e)(f)
Foundation Risk Partners, Corp.		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		10/2030			21,654	21,654	(e)(f)
Galway Borrower LLC		1st Lien Revolving Loan	8.19%	SOFR (Q)	4.50%		09/2028			200	200	(e)(g)
Galway Borrower LLC		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		09/2028			10,536	10,536	(e)(f)
Galway Borrower LLC		1st Lien Delay Draw Term Loan	8.17%	SOFR (Q)	4.50%		09/2028			275	274	(e)(g)
Gestion ABS Bidco Inc./ABS Bidco Holdings Inc.	Canada	1st Lien Revolving Loan					03/2031		CAD	—	—	(e)(g)
Gestion ABS Bidco Inc./ABS Bidco Holdings Inc.	Canada	1st Lien Term Loan	7.25%	CORRA (M)	5.00%		03/2031		CAD	643	468	(e)
Gestion ABS Bidco Inc./ABS Bidco Holdings Inc.	Canada	1st Lien Delay Draw Term Loan	7.27%	CDOR (Q)	5.00%		03/2031		CAD	19	14	(e)(g)
HIG Finance 2 Limited	United Kingdom	1st Lien Term Loan	6.49%	SOFR (M)	2.75%		04/2030			4,000	4,007
HIG Finance 2 Limited	United Kingdom	1st Lien Term Loan	6.47%	SOFR (M)	2.75%		02/2031			8,570	8,584
HIG Operations Holdings, Inc.		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		06/2031			1,044	1,044	(e)
HIG Operations Holdings, Inc.		1st Lien Delay Draw Term Loan					06/2031			—	—	(e)(g)
High Street Buyer, Inc.		1st Lien Revolving Loan					04/2027			—	—	(e)(g)
High Street Buyer, Inc.		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		04/2028			4,591	4,590	(e)(f)
High Street Buyer, Inc.		1st Lien Delay Draw Term Loan	8.17%	SOFR (Q)	4.50%		04/2028			13,164	13,164	(e)(f)(g)
High Street Buyer, Inc.		1st Lien Delay Draw Term Loan	8.92%	SOFR (Q)	5.25%		04/2028			17,536	17,536	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Hub International Limited		1st Lien Term Loan	6.12%	SOFR (Q)	2.25%		06/2030			$8,464	$8,504	(f)
Inszone Mid, LLC		1st Lien Revolving Loan					11/2029			—	—	(e)(g)
Inszone Mid, LLC		1st Lien Term Loan	8.92%	SOFR (Q)	5.25%		11/2029			2,027	2,027	(e)
Inszone Mid, LLC		1st Lien Delay Draw Term Loan	8.92%	SOFR (Q)	5.25%		11/2029			2,040	2,040	(e)
Inszone Mid, LLC		1st Lien Delay Draw Term Loan	8.93%	SOFR (Q)	5.25%		11/2029			7,678	7,679	(e)(g)
King Risk Partners, LLC		1st Lien Revolving Loan					04/2031			—	—	(e)(g)
King Risk Partners, LLC		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		04/2031			1,197	1,197	(e)(f)
King Risk Partners, LLC		1st Lien Delay Draw Term Loan	8.22%	SOFR (M)	4.50%		04/2031			657	657	(e)(g)
Knight AcquireCo, LLC		1st Lien Term Loan	8.37%	SOFR (S)	4.50%		11/2032			2,078	2,068	(e)(f)
Knight AcquireCo, LLC		1st Lien Delay Draw Term Loan					11/2032			—	—	(e)(g)
Koala Investment Holdings, Inc.		1st Lien Revolving Loan					08/2032			—	—	(e)(g)
Koala Investment Holdings, Inc.		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		08/2032			938	928	(e)(f)
Koala Investment Holdings, Inc.		1st Lien Delay Draw Term Loan					08/2032			—	—	(e)(g)
Lucida Broking Holdings Limited	United Kingdom	1st Lien Term Loan					06/2026			£1,384	1,829	(e)(f)(i)
Maximus BidCo AB	Sweden	1st Lien Term Loan	7.29%	STIBOR (Q)	5.37%		04/2032		SEK	154,830	16,817	(e)
Maximus BidCo AB	Sweden	1st Lien Delay Draw Term Loan					04/2032		SEK	—	—	(e)(g)
Oakbridge Insurance Agency LLC		1st Lien Revolving Loan	8.48%	SOFR (M)	4.75%		11/2029			39	39	(e)(g)
Oakbridge Insurance Agency LLC		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		11/2029			1,268	1,268	(e)(f)
Oakbridge Insurance Agency LLC		1st Lien Delay Draw Term Loan	8.47%	SOFR (M)	4.75%		11/2029			612	612	(e)
Oakbridge Insurance Agency LLC		1st Lien Delay Draw Term Loan	8.72%	SOFR (M)	5.00%		11/2029			232	232	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
OneDigital Borrower LLC		1st Lien Term Loan	6.72%	SOFR (M)	3.00%		07/2031			$11,952	$11,967
Optio Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.68%	SOFR (S)	6.75%		03/2026			£1,135	1,530	(e)(g)(h)
Optio Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.72%	SONIA (Q)	6.75%		03/2032			£187	253	(e)(g)
Optio Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	8.92%	EURIBOR (Q)	6.75%		03/2032			£166	224	(e)(g)
Patriot Growth Insurance Services, LLC		1st Lien Revolving Loan					10/2028			—	—	(e)(g)
Patriot Growth Insurance Services, LLC		1st Lien Term Loan	8.82%	SOFR (Q)	5.00%		10/2028			1,738	1,738	(e)(f)
People Corporation	Canada	1st Lien Revolving Loan	7.82%	CORRA (Q)	5.25%		02/2027		CAD	617	450	(e)(g)
People Corporation	Canada	1st Lien Term Loan	7.60%	CORRA (Q)	5.25%		02/2028		CAD	7,206	5,250	(e)(f)
People Corporation	Canada	1st Lien Delay Draw Term Loan	7.60%	CORRA (Q)	5.25%		02/2028		CAD	2,356	1,717	(e)(f)
People Corporation	Canada	1st Lien Delay Draw Term Loan	7.50%	CORRA (Q)	5.25%		02/2028		CAD	6,437	4,690	(e)(f)
People Corporation	Canada	1st Lien Delay Draw Term Loan	7.58%	CORRA (Q)	5.00%		02/2028		CAD	4,125	3,005	(e)(g)
Platinum Credit Bidco Limited	Jersey	1st Lien Term Loan	10.02%	SONIA (S)	6.25%		11/2029			£27,960	37,689	(e)(f)
Platinum Credit Bidco Limited	Jersey	1st Lien Term Loan	10.22%	SONIA (S)	6.25%		11/2029			£8,917	12,020	(e)
Roman New Bidco Limited	United Kingdom	1st Lien Term Loan	9.68%	SONIA (S)	5.92%		12/2028			£994	1,341	(e)
Roman New Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	9.66%	SONIA (S)	5.92%		12/2028			£124	167	(e)(g)
Sabseg Group, S.L.	Spain	1st Lien Delay Draw Term Loan	8.19%	EURIBOR (Q)	6.18%		04/2029			€11,368	13,359	(e)(g)(h)
SageSure Holdings, LLC		1st Lien Term Loan	8.58%	SOFR (M)	4.75%		01/2030			27,444	27,444	(e)(f)
SageSure Holdings, LLC		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		01/2030			535	535	(e)(f)
SageSure Holdings, LLC		1st Lien Delay Draw Term Loan	8.58%	SOFR (M)	4.75%		01/2030			16,120	16,120	(e)(f)(g)
SelectQuote, Inc.		1st Lien Term Loan	10.32%	SOFR (M)	6.50%		09/2027			2,892	2,892	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
SG Acquisition, Inc.		1st Lien Revolving Loan					04/2030		$—	$—	(e)(g)
SG Acquisition, Inc.		1st Lien Term Loan	8.71%	SOFR (Q)	4.75%		04/2030		5,382	5,382	(e)(f)
SIG Parent Holdings, LLC		1st Lien Revolving Loan					08/2031		—	—	(e)(g)
SIG Parent Holdings, LLC		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		08/2031		3,743	3,743	(e)(f)
SIG Parent Holdings, LLC		1st Lien Delay Draw Term Loan	8.47%	SOFR (Q)	4.75%		08/2031		1,086	1,086	(e)(g)
Spitfire Bidco Limited	United Kingdom	1st Lien Term Loan	11.05% (1.25% PIK)	SOFR (S)	6.75%		09/2029		15,151	15,151	(e)(f)
Spitfire Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	8.98% (1.25% PIK)	SOFR (S)	5.25%		09/2029		£3,164	4,264	(e)
Spitfire Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.47% (1.25% PIK)	SONIA (Q)	6.75%		09/2029		£3,501	4,719	(e)(g)
Truist Insurance Holdings, LLC		1st Lien Revolving Loan					05/2029		—	—	(e)(g)
Truist Insurance Holdings, LLC		1st Lien Term Loan	6.42%	SOFR (Q)	2.75%		05/2031		138	138
USI, Inc.		1st Lien Term Loan	5.92%	SOFR (Q)	2.25%		11/2029		7,967	7,983	(f)
USI, Inc.		1st Lien Term Loan	5.92%	SOFR (Q)	2.25%		09/2030		8,677	8,689	(f)
World Insurance Associates, LLC		1st Lien Revolving Loan					04/2030		—	—	(e)(g)
World Insurance Associates, LLC		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		04/2030		1,842	1,842	(e)
World Insurance Associates, LLC		1st Lien Delay Draw Term Loan	8.67%	SOFR (Q)	5.00%		04/2030		402	402	(e)(g)
										465,859		9.03%
Materials
Adonis Acquisition Holdings LLC		1st Lien Revolving Loan	8.97%	SOFR (Q)	5.00%		08/2028		1	1	(e)(g)
Adonis Acquisition Holdings LLC		1st Lien Term Loan	9.27% PIK	SOFR (Q)	5.50%		02/2030		2,887	2,887	(e)
Adonis Acquisition Holdings LLC		1st Lien Delay Draw Term Loan	11.25% PIK	PRIME	4.50%		02/2030		1,028	1,028	(e)
Adonis Acquisition Holdings LLC		1st Lien Delay Draw Term Loan	9.27% PIK	SOFR (Q)	5.50%		02/2030		234	233	(e)(g)
Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
AP Adhesives Holdings, LLC		1st Lien Revolving Loan					04/2031		$—	$—	(e)(g)
AP Adhesives Holdings, LLC		1st Lien Term Loan	8.66%	SOFR (Q)	4.75%		04/2032		3,620	3,584	(e)(f)
AP Adhesives Holdings, LLC		1st Lien Delay Draw Term Loan					04/2032		—	—	(e)(g)
Aruba Investments, Inc.		2nd Lien Term Loan	11.57%	SOFR (M)	7.75%		11/2028		4,038	3,606
ASP-r-pac Acquisition Co LLC		1st Lien Revolving Loan	9.83%	SOFR (M)	6.00%		12/2027		655	655	(e)(g)
ASP-r-pac Acquisition Co LLC		1st Lien Term Loan	10.10%	SOFR (Q)	6.00%		12/2027		6,010	6,010	(e)(f)
ASP-r-pac Acquisition Co LLC		1st Lien Term Loan	9.84%	SOFR (Q)	6.00%		12/2027		469	469	(e)(f)
Bulab Holdings, Inc.		1st Lien Revolving Loan					07/2032		—	—	(e)(g)
Bulab Holdings, Inc.		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		07/2032		21,232	21,232	(e)(f)
Bulab Holdings, Inc.		1st Lien Term Loan	6.65%	EURIBOR (B)	4.75%		07/2032		€3,626	4,261	(e)(f)
Bulab Holdings, Inc.		1st Lien Delay Draw Term Loan					07/2032		—	—	(e)(g)
BW Holding, Inc.		1st Lien Term Loan	10.34%	SOFR (Q)	6.50%		12/2030		1,725	1,752
BW Holding, Inc.		1st Lien Term Loan	8.49%	SOFR (Q)	4.50%		12/2030		6,887	4,477
Flexsys Cayman Holdings, LP		1st Lien Term Loan	9.97%	SOFR (M)	6.25%		08/2029		6,329	3,829
Flexsys Cayman Holdings, LP		1st Lien Term Loan	9.08%	SOFR (M)	5.25%		08/2029		8,703	479
Meyer Laboratory, LLC		1st Lien Revolving Loan	12.50% (3.75% PIK)	PRIME	5.75%		02/2030		44	40	(e)(g)
Meyer Laboratory, LLC		1st Lien Term Loan	10.42% (3.75% PIK)	SOFR (Q)	6.75%		02/2030		661	615	(e)(f)
Meyer Laboratory, LLC		1st Lien Delay Draw Term Loan	10.42% (3.75% PIK)	SOFR (Q)	6.75%		02/2030		118	110	(e)(g)
NCP-MSI Buyer, Inc.		1st Lien Revolving Loan	7.48%	SOFR (M)	3.75%		03/2031		654	654	(e)(g)
NCP-MSI Buyer, Inc.		1st Lien Term Loan	8.48%	SOFR (M)	4.75%		03/2031		3,872	3,872	(e)(f)
NCP-MSI Buyer, Inc.		1st Lien Delay Draw Term Loan	8.48%	SOFR (Q)	4.75%		03/2031		998	998	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
NCP-MSI Buyer, Inc.		1st Lien Delay Draw Term Loan	8.54%	SOFR (Q)	4.75%		03/2031		$155	$155	(e)(g)
Nelipak Holding Company		1st Lien Revolving Loan	9.23%	SOFR (M)	5.50%		03/2031		48	48	(e)(g)
Nelipak Holding Company		1st Lien Revolving Loan	7.44%	EURIBOR (B)	5.50%		03/2031		€17	20	(e)(g)
Nelipak Holding Company		1st Lien Term Loan	9.17%	SOFR (Q)	5.50%		03/2031		1,169	1,156	(e)(f)
Nelipak Holding Company		1st Lien Term Loan	7.52%	EURIBOR (Q)	5.50%		03/2031		€1,867	2,172	(e)(f)
Nelipak Holding Company		1st Lien Delay Draw Term Loan	9.17%	SOFR (Q)	5.50%		03/2031		236	234	(e)(g)
Nelipak Holding Company		1st Lien Delay Draw Term Loan					03/2031		€—	—	(e)(g)
Novipax Buyer, L.L.C.		1st Lien Term Loan	12.07% (1.00% PIK)	SOFR (M)	8.25%		12/2026		4,312	4,312	(e)(f)
Plaskolite PPC Intermediate II LLC		1st Lien Revolving Loan	10.87%	SOFR (Q)	7.00%		02/2030		297	291	(e)(g)
Plaskolite PPC Intermediate II LLC		1st Lien Term Loan	11.87% (4.00% PIK)	SOFR (Q)	8.00%		05/2030		34,837	34,140	(e)(f)
Precision Concepts Parent Inc.		1st Lien Revolving Loan	8.59%	SOFR (Q)	4.75%		08/2032		21	20	(e)(g)
Precision Concepts Parent Inc.		1st Lien Term Loan	8.58%	SOFR (Q)	4.75%		08/2032		718	711	(e)(f)
Precision Concepts Parent Inc.		1st Lien Term Loan	8.59%	SOFR (Q)	4.75%		08/2032		199	197	(e)(f)
Precision Concepts Parent Inc.		1st Lien Delay Draw Term Loan	8.58%	SOFR (Q)	4.75%		08/2032		244	241	(e)
Pregis TopCo LLC		1st Lien Term Loan	7.80%	SOFR (M)	4.00%		02/2029		14,446	14,557	(f)
Pretium PKG Holdings, Inc.		1st Lien Term Loan	8.50%	SOFR (Q)	4.60%		10/2028		6,188	3,404	(e)
Reagent Chemical & Research, LLC		1st Lien Revolving Loan					04/2030		—	—	(e)(g)
Reagent Chemical & Research, LLC		1st Lien Term Loan	9.17%	SOFR (M)	5.25%		04/2031		2,124	2,124	(e)(f)
Reagent Chemical & Research, LLC		1st Lien Term Loan	8.97%	SOFR (M)	5.25%		04/2031		482	482	(e)(f)
Sterilex LLC		1st Lien Revolving Loan	7.45%	SOFR (Q)	3.75%		09/2030		1	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Sterilex LLC		1st Lien Term Loan	8.95%	SOFR (Q)	5.25%		09/2030		$219	$217	(e)(f)
Sterilex LLC		1st Lien Delay Draw Term Loan					09/2030		—	—	(e)(g)
Trident TPI Holdings, Inc.		1st Lien Term Loan	7.42%	SOFR (Q)	3.75%		09/2028		16,668	15,980	(f)
										141,253		2.74%
Pharmaceuticals, Biotechnology and Life Sciences
1261229 B.C. Ltd.	Canada	1st Lien Term Loan	9.97%	SOFR (M)	6.25%		10/2030		33,359	32,512
Alcami Corporation		1st Lien Revolving Loan	10.83%	SOFR (M)	7.00%		12/2028		6	6	(e)(g)
Alcami Corporation		1st Lien Term Loan	10.96%	SOFR (Q)	7.00%		12/2028		199	199	(e)
Alcami Corporation		1st Lien Delay Draw Term Loan	10.96%	SOFR (M)	7.00%		12/2028		15	15	(e)
Artemis BidCo 2 LLC		1st Lien Revolving Loan	7.42%	SOFR (Q)	3.75%		10/2031		1	1	(e)(g)
Artemis BidCo 2 LLC		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		10/2031		697	690	(e)(f)
Artemis BidCo 2 LLC		1st Lien Delay Draw Term Loan					10/2031		—	—	(e)(g)
Aspire Bidco Limited	Jersey	1st Lien Term Loan	10.24%	SONIA (Q)	6.40%		09/2028		£7,777	10,483	(e)(f)
Aspire Bidco Limited	Jersey	1st Lien Delay Draw Term Loan	10.24%	SONIA (Q)	6.40%		09/2028		£951	1,282	(e)(g)
Bamboo US BidCo LLC		1st Lien Revolving Loan					10/2029		—	—	(e)(g)
Bamboo US BidCo LLC		1st Lien Term Loan	8.84%	SOFR (Q)	5.00%		09/2030		2,642	2,641	(e)
Bamboo US BidCo LLC		1st Lien Term Loan	7.07%	EURIBOR (Q)	5.00%		09/2030		€2,115	2,486	(e)
Bamboo US BidCo LLC		1st Lien Delay Draw Term Loan	8.79%	SOFR (M)	5.00%		09/2030		980	980	(e)
Bamboo US BidCo LLC		1st Lien Delay Draw Term Loan	8.98%	SOFR (M)	5.25%		09/2030		817	817	(e)(g)
Bamboo US BidCo LLC		1st Lien Delay Draw Term Loan	8.84%	SOFR (Q)	5.00%		09/2030		404	404	(e)
Cambrex Corporation		1st Lien Revolving Loan	8.33%	SOFR (M)	4.50%		03/2032		337	337	(e)(g)
Cambrex Corporation		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		03/2032		36,453	36,453	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Cambrex Corporation		1st Lien Delay Draw Term Loan					03/2032		$—	$—	(e)(g)
Cobalt Buyer Sub, Inc.		1st Lien Revolving Loan	9.59%	SOFR (Q)	5.75%		10/2027		747	709	(e)(g)
Cobalt Buyer Sub, Inc.		1st Lien Term Loan	9.57%	SOFR (Q)	5.75%		10/2028		10,664	10,131	(e)(f)
Cobalt Buyer Sub, Inc.		1st Lien Delay Draw Term Loan	9.57%	SOFR (Q)	5.75%		10/2028		2,391	2,272	(e)(f)(g)
CoreRx, Inc.		1st Lien Revolving Loan	7.67%	SOFR (Q)	4.00%		12/2030		1	1	(e)(g)
CoreRx, Inc.		1st Lien Term Loan	10.92%	SOFR (Q)	7.25%		12/2030		350	342	(e)(f)
Creek Parent, Inc.		1st Lien Revolving Loan					12/2031		—	—	(e)(g)
Creek Parent, Inc.		1st Lien Term Loan	8.73%	SOFR (M)	5.00%		12/2031		41,813	41,813	(e)(f)
Echo Senior Finco, LLC	United Kingdom	1st Lien Revolving Loan					05/2026		—	—	(e)(g)(h)
Echo Senior Finco, LLC	United Kingdom	1st Lien Delay Draw Term Loan					01/2031		—	—	(e)(g)(h)
Gula Buyer Inc.		1st Lien Term Loan	8.27%	SOFR (M)	4.50%		10/2031		7,924	7,924	(e)(f)
Igea Bidco S.p.A	Italy	1st Lien Delay Draw Term Loan					09/2030		€—	—	(e)(g)
Masco Group S.p.A.	Italy	1st Lien Delay Draw Term Loan					12/2031		€—	—	(e)(g)(h)
Moderna, Inc.		1st Lien Term Loan	9.17%	SOFR (M)	5.50%		11/2030		32,351	31,866	(e)(f)
Moderna, Inc.		1st Lien Delay Draw Term Loan					11/2030		—	—	(e)(g)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Revolving Loan	10.43%	SOFR (Q)	6.50%		10/2028		69	64	(e)(g)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Revolving Loan	10.44%	SOFR (Q)	6.50%		10/2028		8	7	(e)(g)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Term Loan	10.63% (1.50% PIK)	SOFR (Q)	6.50%		10/2028		2,072	1,928	(e)(f)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Delay Draw Term Loan	10.63% (1.50% PIK)	SOFR (Q)	6.50%		10/2028		584	543	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
North American Science Associates, LLC		1st Lien Revolving Loan	8.37%	SOFR (Q)	4.50%		03/2027			$2,499	$2,499	(e)(g)
North American Science Associates, LLC		1st Lien Term Loan	9.85%	SOFR (Q)	6.00%		09/2027			11,396	11,396	(e)(f)
North American Science Associates, LLC		1st Lien Delay Draw Term Loan	9.85%	SOFR (Q)	6.00%		09/2027			1,848	1,848	(e)(f)
Signant Finance One Limited		1st Lien Revolving Loan					10/2031			—	—	(e)(g)
Signant Finance One Limited		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		10/2031			308	305	(e)(f)
Signant Finance One Limited		1st Lien Delay Draw Term Loan					10/2031			—	—	(e)(g)
Solar Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	8.27%	EURIBOR (Q)	6.25%		11/2029			£3,144	4,237	(e)(g)
Verista, Inc.		1st Lien Revolving Loan					02/2027			—	—	(e)(g)
Verista, Inc.		1st Lien Term Loan	10.85% (1.00% PIK)	SOFR (M)	7.00%		02/2027			8,345	7,678	(e)(f)
Verista, Inc.		1st Lien Delay Draw Term Loan	10.85% (1.00% PIK)	SOFR (M)	7.00%		02/2027			1,811	1,666	(e)(f)
											216,535		4.20%
Real Estate Management and Development
285 Mezz LLC		1st Lien Delay Draw Term Loan					12/2026			4,972	2,887	(e)(i)
285 Schermerhorn LLC		1st Lien Delay Draw Term Loan					12/2026			10,838	6,508	(e)(g)(i)
Oak Funding LLC		1st Lien Term Loan	8.29%	SOFR (Q)	4.50%		12/2032			65,420	64,766	(e)(f)
Oak Funding LLC		1st Lien Delay Draw Term Loan					12/2032			—	—	(e)(g)
Odevo AB	Sweden	1st Lien Term Loan	7.36%	EURIBOR (S)	5.25%		12/2030			€2,829	3,324	(e)
Odevo AB	Sweden	1st Lien Term Loan	8.97%	SONIA (S)	5.25%		12/2030			£9,498	12,803	(e)
Odevo AB	Sweden	1st Lien Term Loan	7.21%	STIBOR (S)	5.25%		12/2030		SEK	78,160	8,490	(e)(f)
Odevo AB	Sweden	1st Lien Term Loan	8.96%	SOFR (S)	5.25%		12/2030			8,731	8,731	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Odevo AB	Sweden	1st Lien Delay Draw Term Loan	7.25%	EURIBOR (Q)	5.25%		12/2030		€414	$486	(e)(g)(h)
Oiva Isannointi Group Oy	Finland	1st Lien Term Loan	8.00%	EURIBOR (Q)	6.00%		08/2031		€272	320	(e)
Oiva Isannointi Group Oy	Finland	1st Lien Delay Draw Term Loan					02/2026		€—	—	(e)(g)
Oiva Isannointi Group Oy	Finland	1st Lien Delay Draw Term Loan					08/2031		€—	—	(e)(g)
										108,315		2.10%
Software and Services
Abingdon Global Acquisitions Limited	United Kingdom	1st Lien Term Loan	8.15%	EURIBOR (S)	6.00%		12/2031		209	209	(e)
Abingdon Global Acquisitions Limited	United Kingdom	1st Lien Delay Draw Term Loan					12/2031		—	—	(e)(g)
Access CIG, LLC		1st Lien Term Loan	7.72%	SOFR (M)	4.00%		08/2030		17,884	17,213	(f)
ACP Avenu Buyer, LLC		1st Lien Revolving Loan					10/2029		—	—	(e)(g)
ACP Avenu Buyer, LLC		1st Lien Term Loan	8.74%	SOFR (Q)	4.75%		10/2029		8,503	8,503	(e)(f)
ACP Avenu Buyer, LLC		1st Lien Delay Draw Term Loan					10/2029		—	—	(e)(g)
Acta GroupCo. B.V.	Netherlands	1st Delay Draw Term Loan					03/2026		—	—	(e)(g)
ACTFY Buyer, Inc.		1st Lien Revolving Loan					05/2030		—	—	(e)(g)
ACTFY Buyer, Inc.		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		05/2031		1,491	1,491	(e)(f)
ACTFY Buyer, Inc.		1st Lien Delay Draw Term Loan	8.47%	SOFR (M)	4.75%		05/2031		163	163	(e)(g)
Activate holdings (US) Corp.		1st Lien Revolving Loan					07/2029		—	—	(e)(g)
Activate holdings (US) Corp.		1st Lien Term Loan	8.92%	SOFR (Q)	5.25%		07/2030		13,172	13,172	(e)(f)
Adonis Bidco, Inc.		1st Lien Revolving Loan					11/2031		—	—	(e)(g)
Adonis Bidco, Inc.		1st Lien Term Loan	9.42% (3.00% PIK)	SOFR (Q)	5.75%		02/2032		51,421	51,421	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Adonis Bidco, Inc.		1st Lien Delay Draw Term Loan	9.17%	SOFR (Q)	5.50%		02/2032		$2,413	$2,413	(e)(g)
AI Titan Parent, Inc.		1st Lien Revolving Loan					08/2031		—	—	(e)(g)
AI Titan Parent, Inc.		1st Lien Term Loan	8.25%	SOFR (M)	4.50%		08/2031		8,946	8,946	(e)(f)
AI Titan Parent, Inc.		1st Lien Delay Draw Term Loan	8.25%	SOFR (M)	4.50%		08/2031		403	403	(e)(g)
Anaplan, Inc.		1st Lien Revolving Loan					06/2028		—	—	(e)(g)
Anaplan, Inc.		1st Lien Term Loan	8.32%	SOFR (Q)	4.50%		06/2029		7,056	7,056	(e)(f)
Aptean Acquiror Inc.		1st Lien Revolving Loan	8.49%	SOFR (Q)	4.75%		01/2031		106	106	(e)(g)
Aptean Acquiror Inc.		1st Lien Term Loan	8.57%	SOFR (Q)	4.75%		01/2031		4,342	4,342	(e)(f)
Aptean Acquiror Inc.		1st Lien Delay Draw Term Loan					01/2031		—	—	(e)(g)
Archduke Buyer, Inc.		1st Lien Revolving Loan					12/2032		—	—	(e)(g)
Archduke Buyer, Inc.		1st Lien Term Loan	9.27%	SOFR (Q)	5.50%		12/2032		4,499	4,454	(e)(f)
Arrow Borrower 2025, Inc.		1st Lien Revolving Loan					10/2032		—	—	(e)(g)
Arrow Borrower 2025, Inc.		1st Lien Term Loan	8.15%	SOFR (Q)	4.25%		10/2032		515	512	(e)(f)
Artifact Bidco, Inc.		1st Lien Revolving Loan					07/2030		—	—	(e)(g)
Artifact Bidco, Inc.		1st Lien Term Loan	7.82%	SOFR (Q)	4.15%		07/2031		1,154	1,154	(e)(f)
Artifact Bidco, Inc.		1st Lien Delay Draw Term Loan					07/2031		—	—	(e)(g)
Aston Bidco (Holding) Limited	Jersey	1st Lien Term Loan	9.97%	SONIA (Q)	6.00%		07/2032		£2,155	2,905	(e)(f)
Avaya Inc.		1st Lien Term Loan	11.22%	SOFR (M)	7.50%		08/2028		462	413
Bamboo Health Holdings, LLC		1st Lien Revolving Loan					05/2027		—	—	(e)(g)
Bamboo Health Holdings, LLC		1st Lien Term Loan	8.57%	SOFR (M)	4.75%		05/2027		1,419	1,419	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Banyan Software Holdings, LLC		1st Lien Revolving Loan					01/2031		$—	$—	(e)(g)
Banyan Software Holdings, LLC		1st Lien Term Loan	9.22%	SOFR (M)	5.50%		01/2031		4,732	4,732	(e)(f)
Banyan Software Holdings, LLC		1st Lien Delay Draw Term Loan	9.22%	SOFR (M)	5.50%		01/2031		4,945	4,945	(e)
Banyan Software Holdings, LLC		1st Lien Delay Draw Term Loan	8.98%	SOFR (M)	5.25%		01/2031		2,107	2,107	(e)(g)
BCPE Pequod Buyer, Inc.		1st Lien Revolving Loan					11/2029		—	—	(e)(g)
BigHand UK Bidco Limited	United Kingdom	1st Lien Term Loan	9.97% (2.35% PIK)	SOFR (Q)	6.31%		06/2030		1,061	1,061	(e)
BigHand UK Bidco Limited	United Kingdom	1st Lien Term Loan	10.04% (2.35% PIK)	SONIA (S)	6.31%		06/2030		£790	1,065	(e)
BigHand UK Bidco Limited	United Kingdom	1st Lien Term Loan	9.88% (2.35% PIK)	SOFR (S)	6.22%		06/2030		£249	335	(e)
Bizzdesign Holding B.V.	Netherlands	1st Lien Term Loan	8.52%	EURIBOR (Q)	6.50%		10/2031		€2,750	3,232	(e)
Bobcat Purchaser, LLC		1st Lien Revolving Loan					06/2030		—	—	(e)(g)
Bobcat Purchaser, LLC		1st Lien Term Loan	8.44%	SOFR (Q)	4.75%		06/2030		2,895	2,895	(e)(f)
Bobcat Purchaser, LLC		1st Lien Delay Draw Term Loan	8.44%	SOFR (Q)	4.75%		06/2030		981	982	(e)(f)
Boost Newco Borrower, LLC		1st Lien Term Loan	5.67%	SOFR (Q)	2.00%		01/2031		18,361	18,373	(f)
Bottomline Technologies, Inc. and Legal Spend Holdings, LLC		1st Lien Revolving Loan					05/2028		—	—	(e)(g)
Bottomline Technologies, Inc. and Legal Spend Holdings, LLC		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		05/2029		19,692	19,693	(e)(f)
Businessolver.com, Inc.		1st Lien Revolving Loan					12/2032		—	—	(e)(g)
Businessolver.com, Inc.		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		12/2032		5,680	5,666	(e)(f)
Businessolver.com, Inc.		1st Lien Delay Draw Term Loan					12/2032		—	—	(e)(g)
Calabrio, Inc.		1st Lien Term Loan	7.84%	SOFR (Q)	4.00%		10/2032		5,200	4,888

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Calculus Acquico Sarl	Luxembourg	1st Lien Term Loan	10.32%	SOFR (Q)	6.50%		05/2032			$600	$600	(e)
Calculus Acquico Sarl	Luxembourg	1st Lien Term Loan	8.57%	EURIBOR (Q)	6.50%		05/2032			€1,234	1,450	(e)
Calculus Acquico Sarl	Luxembourg	1st Lien Delay Draw Term Loan	8.54%	EURIBOR (Q)	6.50%		05/2032			117	117	(e)(g)
Capnor Connery Bidco A/S	Denmark	1st Lien Term Loan	8.92%	STIBOR (Q)	7.00%		10/2030		DKK	74,356	11,699	(e)
Capnor Connery Bidco A/S	Denmark	1st Lien Delay Draw Term Loan	10.63%	NIBOR (Q)	6.50%		10/2030		DKK	74,209	11,676	(e)(g)
Capnor Connery Bidco A/S	Denmark	1st Lien Delay Draw Term Loan	8.31%	EURIBOR (Q)	6.25%		10/2030			€9,875	11,605	(e)(g)
Cardinal Parent, Inc.		1st Lien Revolving Loan					08/2027			—	—	(e)(g)
Cardinal Parent, Inc.		1st Lien Term Loan	8.32%	SOFR (Q)	4.50%		11/2027			4,276	4,171	(f)
Cardinal Parent, Inc.		2nd Lien Term Loan	11.58%	SOFR (Q)	7.75%		11/2028			10,547	10,442	(e)(f)
Cascade Parent Inc.		1st Lien Revolving Loan					09/2030			—	—	(e)(g)
Cascade Parent Inc.		1st Lien Term Loan	9.47%	SOFR (M)	5.75%		09/2031			544	536	(e)(f)
CBTS Borrower, LLC		1st Lien Term Loan	14.50% PIK				12/2030			8,668	9,047	(e)
CBTS Borrower, LLC		1st Lien Delay Draw Term Loan					12/2030			—	—	(e)(g)
CC Globe Holding II A/S	Denmark	1st Lien Term Loan					03/2028		DKK	43,366	4,678	(e)(f)(i)
CC Globe Holding II A/S	Denmark	1st Lien Delay Draw Term Loan					03/2028		DKK	12,687	1,368	(e)(i)
Central Parent Inc.		1st Lien Term Loan	6.92%	SOFR (Q)	3.25%		07/2029			14,190	11,985
CentralSquare Technologies, LLC		1st Lien Revolving Loan					04/2030			—	—	(e)(g)
CentralSquare Technologies, LLC		1st Lien Term Loan	9.47%	SOFR (M)	5.75%		04/2030			31,192	31,192	(e)(f)
Cloud Software Group, Inc.		1st Lien Revolving Loan					09/2029			—	—	(e)(g)
Cloud Software Group, Inc.		1st Lien Term Loan	9.00%				09/2029			100	104
Cloud Software Group, Inc.		1st Lien Term Loan	6.92%	SOFR (Q)	3.25%		03/2031			27,399	27,421	(f)
Cloud Software Group, Inc.		1st Lien Term Loan	6.92%	SOFR (Q)	3.25%		08/2032			36,018	36,041

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Comet Software	France	1st Lien Term Loan	6.77%	EURIBOR (Q)	4.75%		11/2032		€200	$235	(e)
Comet Software	France	1st Lien Delay Draw Term Loan	6.77%	EURIBOR (Q)	4.75%		11/2032		€61	71	(e)(g)
Computer Services, Inc.		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		11/2031		5,969	5,969	(e)(f)
Computer Services, Inc.		1st Lien Delay Draw Term Loan					11/2031		—	—	(e)(g)
Confirmasoft AB	Sweden	1st Lien Term Loan	8.07%	EURIBOR (Q)	6.00%		06/2027		€1,995	2,344	(e)(f)
Confirmasoft AB	Sweden	1st Lien Delay Draw Term Loan	7.85%	STIBOR (Q)	6.00%		06/2027		€1,505	1,769	(e)(g)
Confirmasoft AB	Sweden	1st Lien Delay Draw Term Loan	8.02%	EURIBOR (Q)	6.00%		06/2027		€1,635	1,922	(e)
Confirmasoft AB	Sweden	1st Lien Delay Draw Term Loan	7.92%	STIBOR (Q)	6.00%		06/2027		€224	263	(e)(g)
Conservice Midco, LLC		1st Lien Term Loan	6.47%	SOFR (M)	2.75%		05/2030		5,855	5,860	(f)
Cority Software Inc.		1st Lien Revolving Loan					11/2032		—	—	(e)(g)
Cority Software Inc.		1st Lien Term Loan	8.34%	SOFR (Q)	4.50%		11/2032		6,137	6,106	(e)(f)
Cornerstone OnDemand, Inc.		1st Lien Revolving Loan	6.84%	SOFR (M)	3.00%		10/2026		22	20	(e)(g)
Cornerstone OnDemand, Inc.		1st Lien Term Loan	7.58%	SOFR (M)	3.75%		10/2028		5,677	5,195	(f)
Cornerstone OnDemand, Inc.		2nd Lien Term Loan	10.33%	SOFR (M)	6.50%		10/2029		22,021	20,038	(e)(f)
Coupa Holdings, LLC		1st Lien Revolving Loan					02/2029		—	—	(e)(g)
Coupa Holdings, LLC		1st Lien Term Loan	9.09%	SOFR (Q)	5.25%		02/2030		225	225	(e)
Coupa Holdings, LLC		1st Lien Delay Draw Term Loan					02/2030		—	—	(e)(g)
Cyber US Bidco LLC		1st Lien Revolving Loan					12/2032		—	—	(e)(g)
Cyber US Bidco LLC		1st Lien Term Loan	8.69%	SOFR (S)	5.00%		12/2032		458	458	(e)
Cyber US Bidco LLC		1st Lien Delay Draw Term Loan					12/2032		—	—	(e)(g)
Darktrace Finco US LLC		2nd Lien Term Loan	9.19%	SOFR (Q)	5.25%		10/2032		4,893	4,837

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Databricks, Inc.		1st Lien Term Loan	8.27%	SOFR (M)	4.50%		01/2031		$83	$83	(e)
Databricks, Inc.		1st Lien Delay Draw Term Loan					01/2031		—	—	(e)(g)
Databricks, Inc.		1st Lien Delay Draw Term Loan					01/2032		—	—	(e)(f)(g)
Datix Bidco Limited	United Kingdom	1st Lien Revolving Loan					10/2030		—	—	(e)(g)
Datix Bidco Limited	United Kingdom	1st Lien Term Loan	8.73%	SOFR (S)	5.00%		04/2031		5,965	5,965	(e)
Datix Bidco Limited	United Kingdom	1st Lien Term Loan	8.97%	SONIA (S)	5.25%		04/2031		£3,289	4,434	(e)
Datix Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan					04/2031		—	—	(e)(g)
DCert Buyer, Inc.		1st Lien Revolving Loan					07/2030		—	—	(e)(g)
DCert Buyer, Inc.		1st Lien Term Loan	9.47%	SOFR (M)	5.75%		07/2030		1,841	1,814	(e)(f)
DCert Buyer, Inc.		2nd Lien Term Loan	10.72%	SOFR (M)	7.00%		02/2029		7,662	6,862	(f)
Dedomena Bidco Limited	United Kingdom	1st Lien Term Loan	9.24%	SONIA (Q)	5.50%		06/2032		£706	952	(e)
Dedomena Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan					06/2032		£—	—	(e)(g)
Diligent Corporation		1st Lien Revolving Loan	8.75%	SOFR (Q)	5.00%		08/2030		157	156	(e)(g)
Diligent Corporation		1st Lien Term Loan	8.82%	SOFR (Q)	5.00%		08/2030		8,174	8,092	(e)(f)
Diligent Corporation		1st Lien Delay Draw Term Loan					08/2030		—	—	(e)(g)
Doxim Inc.		1st Lien Revolving Loan					11/2027		—	—	(e)(g)
Doxim Inc.		1st Lien Term Loan	10.22%	SOFR (M)	6.50%		11/2027		36,810	36,442	(e)(f)
Drivecentric Holdings, LLC		1st Lien Revolving Loan					08/2031		—	—	(e)(g)
Drivecentric Holdings, LLC		1st Lien Term Loan	8.19%	SOFR (Q)	4.50%		08/2031		3,672	3,672	(e)(f)
Drivecentric Holdings, LLC		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		08/2031		449	449	(e)(f)
Drivecentric Holdings, LLC		1st Lien Delay Draw Term Loan					08/2031		—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Echo Purchaser, Inc.		1st Lien Revolving Loan					11/2029		$—	$—	(e)(g)
Echo Purchaser, Inc.		1st Lien Term Loan	9.22%	SOFR (M)	5.50%		11/2029		1,808	1,808	(e)(f)
Echo Purchaser, Inc.		1st Lien Delay Draw Term Loan	9.22%	SOFR (M)	5.50%		11/2029		155	155	(e)
Eclipse Buyer, Inc.		1st Lien Revolving Loan					09/2031		—	—	(e)(g)
Eclipse Buyer, Inc.		1st Lien Term Loan	8.25%	SOFR (M)	4.50%		09/2031		45,019	45,019	(e)(f)
Eclipse Buyer, Inc.		1st Lien Delay Draw Term Loan					09/2031		—	—	(e)(g)
Edition Holdings, Inc.		1st Lien Revolving Loan					12/2032		—	—	(e)(g)
Edition Holdings, Inc.		1st Lien Term Loan	8.20%	SOFR (M)	4.50%		12/2032		1,894	1,887	(e)(f)
Edition Holdings, Inc.		1st Lien Delay Draw Term Loan					12/2032		—	—	(e)(g)
Edmunds GovTech, Inc.		1st Lien Revolving Loan	7.42%	SOFR (Q)	3.75%		02/2030		32	32	(e)(g)
Edmunds GovTech, Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		02/2031		329	329	(e)(f)
Edmunds GovTech, Inc.		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		02/2031		59	59	(e)(g)
Einstein Parent, Inc.		1st Lien Revolving Loan					01/2031		—	—	(e)(g)
Einstein Parent, Inc.		1st Lien Term Loan	10.36%	SOFR (Q)	6.50%		01/2031		5,031	5,031	(e)(f)
Elemica Parent, Inc.		1st Lien Revolving Loan	9.50%	SOFR (M)	5.50%		09/2026		1,267	1,267	(e)(g)
Elemica Parent, Inc.		1st Lien Term Loan	9.53%	SOFR (Q)	5.50%		09/2026		4,037	4,036	(e)(f)
Elemica Parent, Inc.		1st Lien Term Loan	9.56%	SOFR (Q)	5.50%		09/2026		837	837	(e)(f)
Elemica Parent, Inc.		1st Lien Delay Draw Term Loan	9.53%	SOFR (Q)	5.50%		09/2026		532	532	(e)(f)
Elemica Parent, Inc.		1st Lien Delay Draw Term Loan	9.56%	SOFR (Q)	5.50%		09/2026		2,169	2,169	(e)(f)
Ellucian Holdings Inc.		1st Lien Term Loan	6.47%	SOFR (M)	2.75%		10/2029		12,289	12,350	(f)
Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Enigma Acquisition B.V.	Netherlands	1st Lien Term Loan	7.12% (2.19% PIK)	EURIBOR (S)	5.00%		01/2028			€4,501	$5,290	(e)(f)
Ensono, Inc.		1st Lien Term Loan	7.83%	SOFR (M)	4.00%		05/2028			23,926	23,893	(f)
Epicor Software Corporation		1st Lien Term Loan	6.22%	SOFR (M)	2.50%		05/2031			15,915	15,958	(f)
eResearch Technology, Inc.		1st Lien Revolving Loan					10/2031			—	—	(e)(g)
eResearch Technology, Inc.		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		01/2032			24,124	24,124	(e)(f)
eResearch Technology, Inc.		1st Lien Delay Draw Term Loan	8.47%	SOFR (M)	4.75%		01/2032			4,643	4,643	(e)(g)
ExtraHop Networks, Inc.		1st Lien Revolving Loan	10.33%	SOFR (M)	6.50%		07/2027			252	252	(e)(g)
ExtraHop Networks, Inc.		1st Lien Term Loan	10.32%	SOFR (M)	6.50%		07/2027			2,633	2,634	(e)
ExtraHop Networks, Inc.		1st Lien Delay Draw Term Loan	10.32%	SOFR (M)	6.50%		07/2027			985	985	(e)
Finastra USA, Inc.		1st Lien Term Loan	10.97%	SOFR (Q)	7.25%		09/2029			5,170	5,222	(e)(f)
Flash Charm, Inc.		1st Lien Term Loan	7.35%	SOFR (Q)	3.50%		03/2028			6,203	5,767	(f)
Flexential Topco Corporation		1st Lien Revolving Loan	12.00%				08/2027			3,000	3,000	(e)(g)
Flexera Software LLC		1st Lien Revolving Loan					08/2032			—	—	(e)(g)
Flexera Software LLC		1st Lien Term Loan	8.60%	SOFR (Q)	4.75%		08/2032			184	183	(e)(f)
Flexera Software LLC		1st Lien Term Loan	6.43%	EURIBOR (B)	4.50%		08/2032			€57	67	(e)(f)
Flexera Software LLC		1st Lien Term Loan	8.44%	SOFR (Q)	4.75%		08/2032			3,188	3,180	(e)(f)
GHP-VGS Purchaser LLC		1st Lien Revolving Loan					04/2032			—	—	(e)(g)
GHP-VGS Purchaser LLC		1st Lien Term Loan	8.59%	SOFR (Q)	4.75%		04/2032			1,981	1,981	(e)(f)
GHP-VGS Purchaser LLC		1st Lien Delay Draw Term Loan					04/2032			—	—	(e)(g)
Gilfoyle Bidco AB	Sweden	1st Lien Term Loan					09/2028		SEK	76,754	6,401	(e)(i)
Gilfoyle Bidco AB	Sweden	1st Lien Delay Draw Term Loan					09/2028		SEK	13,034	1,087	(e)(i)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Goldeneye Parent, LLC		1st Lien Revolving Loan					03/2032		$—	$—	(e)(g)
Goldeneye Parent, LLC		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		03/2032		2,461	2,461	(e)(f)
Granite France Bidco SAS	France	1st Lien Term Loan	7.00%	EURIBOR (Q)	4.98%		10/2028		€4,039	3,816
Guidepoint Security Holdings, LLC		1st Lien Revolving Loan					10/2029		—	—	(e)(g)
Guidepoint Security Holdings, LLC		1st Lien Term Loan	8.97%	SOFR (M)	5.25%		10/2029		1,718	1,718	(e)(f)
Guidepoint Security Holdings, LLC		1st Lien Delay Draw Term Loan					10/2029		—	—	(e)(g)
Hakken Bidco B.V.	Netherlands	1st Lien Term Loan	9.29%	EURIBOR (S)	7.25%		07/2030		€3,060	3,524	(e)
Hakken Bidco B.V.	Netherlands	1st Lien Delay Draw Term Loan	9.30%	EURIBOR (Q)	7.25%		07/2030		€596	687	(e)(g)
Heavy Construction Systems Specialists, LLC		1st Lien Revolving Loan					11/2027		—	—	(e)(g)
Heavy Construction Systems Specialists, LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		11/2028		6,927	6,927	(e)(f)
Help/Systems Holdings, Inc.		1st Lien Term Loan	9.97%	SOFR (S)	6.00%		05/2029		9,799	8,837	(f)
HS Purchaser, LLC & Help/Systems Holdings, Inc.		1st Lien Term Loan	10.37%	SOFR (Q)	6.50%		05/2029		40,439	38,239	(e)
Hyland Software, Inc.		1st Lien Revolving Loan					09/2029		—	—	(e)(g)
Hyland Software, Inc.		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		09/2030		9,489	9,489	(e)(f)
Icefall Parent, Inc.		1st Lien Revolving Loan					01/2030		—	—	(e)(g)
Icefall Parent, Inc.		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		01/2030		2,255	2,255	(e)(f)
ID.me, LLC		1st Lien Revolving Loan					01/2031		—	—	(e)(g)
ID.me, LLC		1st Lien Term Loan	10.25% (5.25% PIK)				01/2031		19,156	18,007	(e)
ID.me, LLC		1st Lien Delay Draw Term Loan	10.25% (5.25% PIK)				01/2031		2,693	2,693	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Internet Truckstop Group LLC		1st Lien Revolving Loan					04/2027		$—	$—	(e)(g)
Internet Truckstop Group LLC		1st Lien Term Loan	9.07%	SOFR (Q)	5.25%		04/2027		2,328	2,328	(e)(f)
IQN Holding Corp.		1st Lien Revolving Loan	8.93%	SOFR (Q)	5.25%		05/2028		408	408	(e)(g)
IQN Holding Corp.		1st Lien Term Loan	9.42% (3.13% PIK)	SOFR (Q)	5.75%		05/2029		6,760	6,760	(e)(f)
JAMS Buyer LLC		1st Lien Revolving Loan					06/2031		—	—	(e)(g)
JAMS Buyer LLC		1st Lien Term Loan	9.17%	SOFR (Q)	5.50%		06/2032		1,996	1,996	(e)(f)
JAMS Buyer LLC		1st Lien Delay Draw Term Loan					06/2032		—	—	(e)(g)
Kairos Bidco Limited	United Kingdom	1st Lien Revolving Loan	8.42%	SOFR (Q)	4.75%		07/2032		12	12	(e)(g)
Kairos Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		07/2032		961	951	(e)
Kaseya Inc.		1st Lien Term Loan	6.72%	SOFR (M)	3.00%		03/2032		3,002	3,002
Kaseya Inc.		2nd Lien Term Loan	8.72%	SOFR (M)	5.00%		03/2033		45,975	44,893
LeanTaaS Holdings, Inc.		1st Lien Term Loan	11.42%	SOFR (Q)	7.75%		07/2028		2,635	2,635	(e)(f)
LeanTaaS Holdings, Inc.		1st Lien Delay Draw Term Loan	11.42%	SOFR (Q)	7.75%		07/2028		3,782	3,782	(e)(f)(g)
LeanTaaS Holdings, Inc.		1st Lien Delay Draw Term Loan	11.17%	SOFR (Q)	7.50%		07/2028		189	189	(e)(g)
Magellan Bidco	France	1st Lien Term Loan	8.38%	EURIBOR (S)	6.25%		10/2031		€833	979	(e)
Magellan Bidco	France	1st Lien Delay Draw Term Loan	8.38%	EURIBOR (S)	6.25%		10/2031		€167	196	(e)
Majesco		1st Lien Revolving Loan					09/2027		—	—	(e)(g)
Majesco		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		09/2028		9,475	9,475	(e)(f)
Maltese Bidco 1 Limited	United Kingdom	1st Lien Term Loan	8.64%	EURIBOR (S)	6.50%		02/2029		€3,600	4,231	(e)(f)
Maltese Bidco 1 Limited	United Kingdom	1st Lien Term Loan	8.64%	EURIBOR (S)	6.50%		02/2029		£1,543	2,079	(e)
MCVIII Bidco Group B.V.	Netherlands	1st Lien Term Loan	7.77%	EURIBOR (Q)	5.75%		07/2032		€905	1,063	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
MCVIII Bidco Group B.V.	Netherlands	1st Lien Delay Draw Term Loan					07/2032		€—	$—	(e)(g)
Merit Software Finance Holdings, LLC		1st Lien Revolving Loan					12/2032		—	—	(e)(g)
Merit Software Finance Holdings, LLC		1st Lien Term Loan	8.94%	SOFR (Q)	5.25%		12/2032		1,063	1,053	(e)(f)
Merit Software Finance Holdings, LLC		1st Lien Delay Draw Term Loan					12/2032		—	—	(e)(g)
Metatiedot Bidco Oy	Luxembourg	1st Lien Revolving Loan	7.06%	EURIBOR (Q)	5.00%		11/2030		€562	661	(e)(g)
Metatiedot Bidco Oy	Luxembourg	1st Lien Term Loan	7.07%	EURIBOR (Q)	5.00%		11/2031		€2,757	3,240	(e)(f)
Metatiedot Bidco Oy	Luxembourg	1st Lien Term Loan	8.82%	SOFR (Q)	5.00%		11/2031		2,065	2,065	(e)(f)
Metatiedot Bidco Oy	Luxembourg	1st Lien Delay Draw Term Loan	7.07%	EURIBOR (Q)	5.00%		11/2031		€246	290	(e)(g)
Mimecast Borrowerco, Inc.		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		05/2029		37,315	37,315	(e)(f)
Mimecast Borrowerco, Inc.		1st Lien Term Loan	8.22%	SONIA (Q)	4.50%		05/2029		£6,824	9,198	(e)(f)
Mimecast Borrowerco, Inc.		1st Lien Delay Draw Term Loan	8.22%	SOFR (M)	4.50%		05/2029		4,185	4,185	(e)(f)
Mitchell International, Inc.		2nd Lien Term Loan	8.97%	SOFR (M)	5.25%		06/2032		18,007	17,809
ML Holdco, Inc.		1st Lien Term Loan	8.37%	SOFR (Q)	4.50%		10/2032		18,229	18,138	(e)(f)
ML Holdco, Inc.		1st Lien Delay Draw Term Loan					10/2032		—	—	(e)(g)
Modernizing Medicine, Inc.		1st Lien Revolving Loan					04/2032		—	—	(e)(g)
Modernizing Medicine, Inc.		1st Lien Term Loan	8.42% (2.25% PIK)	SOFR (Q)	4.75%		04/2032		22,764	22,764	(e)(f)
MRI Software LLC		1st Lien Revolving Loan	8.44%	SOFR (Q)	4.75%		02/2028		126	126	(e)(g)
MRI Software LLC		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		02/2028		9,607	9,607	(e)(f)
MRI Software LLC		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		02/2028		71	71	(e)(g)
Netsmart Technologies, Inc.		1st Lien Revolving Loan					08/2031		—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Netsmart Technologies, Inc.		1st Lien Term Loan	8.92% (2.70% PIK)	SOFR (M)	5.20%		08/2031			$38,538	$38,538	(e)(f)
Netsmart Technologies, Inc.		1st Lien Delay Draw Term Loan					08/2031			—	—	(e)(g)
North Star Acquisitionco, LLC		1st Lien Revolving Loan					05/2029			—	—	(e)(g)
North Star Acquisitionco, LLC		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		05/2029			2,121	2,121	(e)
North Star Acquisitionco, LLC		1st Lien Term Loan	8.27%	SONIA (M)	4.50%		05/2029			£239	323	(e)
North Star Acquisitionco, LLC		1st Lien Term Loan	8.64%	NIBOR (M)	4.50%		05/2029		NOK	5,242	520	(e)
North Star Acquisitionco, LLC		1st Lien Delay Draw Term Loan	8.27%	SONIA (Q)	4.50%		05/2029			468	468	(e)(g)
OID-OL Intermediate I, LLC		1st Lien Term Loan	9.84%	SOFR (Q)	6.00%		02/2029			1,626	1,666
OID-OL Intermediate I, LLC		1st Lien Term Loan	8.24%	SOFR (Q)	4.25%		02/2029			7,743	6,430
Omnigo Software, LLC		1st Lien Revolving Loan					12/2030			—	—	(e)(g)
Omnigo Software, LLC		1st Lien Term Loan	8.70%	SOFR (Q)	5.00%		12/2030			595	592	(e)(f)
Omnigo Software, LLC		1st Lien Delay Draw Term Loan					12/2030			—	—	(e)(g)
ParentPay Group Limited	United Kingdom	1st Lien Term Loan	10.81%	SONIA (Q)	6.72%		06/2028			£5,529	7,452	(e)(f)
ParentPay Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.58%	SONIA (Q)	6.72%		06/2028			£1,464	1,973	(e)
PCMI Parent, LLC		1st Lien Revolving Loan					03/2032			—	—	(e)(g)
PCMI Parent, LLC		1st Lien Term Loan	9.21%	SOFR (Q)	5.50%		03/2032			3,231	3,231	(e)(f)
PDDS Holdco, Inc.		1st Lien Revolving Loan					09/2031			—	—	(e)(g)
PDDS Holdco, Inc.		1st Lien Term Loan	9.72%	SOFR (M)	6.00%		09/2031			573	567	(e)(f)
PDI TA Holdings, Inc.		1st Lien Revolving Loan	9.34%	SOFR (Q)	5.50%		02/2031			135	136	(e)(g)
PDI TA Holdings, Inc.		1st Lien Term Loan	9.34%	SOFR (Q)	5.50%		02/2031			2,547	2,547	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Pluralsight, LLC		1st Lien Revolving Loan					08/2029		$—	$—	(e)(g)
Pluralsight, LLC		1st Lien Term Loan	8.32% (1.50% PIK)	SOFR (Q)	4.50%		08/2029		3,218	3,218	(e)
Pluralsight, LLC		1st Lien Term Loan					08/2029		3,693	3,065	(e)(i)
Pluralsight, LLC		1st Lien Delay Draw Term Loan					08/2029		—	—	(e)(g)
Polaris Newco, LLC		1st Lien Term Loan	7.85%	SOFR (Q)	3.75%		06/2028		19,560	18,834	(f)
Poseidon Intermediateco, Inc.		1st Lien Revolving Loan					06/2031		—	—	(e)(g)
Poseidon Intermediateco, Inc.		1st Lien Term Loan	8.23%	SOFR (M)	4.50%		06/2032		1,026	1,026	(e)(f)
Poseidon Intermediateco, Inc.		1st Lien Delay Draw Term Loan					06/2032		—	—	(e)(g)
PracticeTek Purchaser, LLC		1st Lien Revolving Loan	8.22%	SOFR (M)	4.50%		08/2029		1	—	(e)(g)
PracticeTek Purchaser, LLC		1st Lien Term Loan	9.47%	SOFR (M)	5.75%		08/2029		7,445	7,445	(e)(f)
PracticeTek Purchaser, LLC		1st Lien Delay Draw Term Loan	9.47%	SOFR (M)	5.75%		08/2029		107	107	(e)
Precisely Software Incorporated (f/k/a Syncsort Incorporated)		1st Lien Term Loan	8.10%	SOFR (Q)	4.00%		04/2028		12,993	12,028	(f)
Project Boost Purchaser, LLC		1st Lien Term Loan	6.42%	SOFR (Q)	2.75%		07/2031		23,994	24,044	(f)
Proofpoint, Inc.		1st Lien Revolving Loan					06/2028		—	—	(e)(g)
Proofpoint, Inc.		1st Lien Term Loan	6.92%	SOFR (M)	3.00%		08/2028		38,983	39,148	(f)
Proofpoint, Inc.		2nd Lien Term Loan	9.53%	SOFR (M)	5.75%		12/2033		2,580	2,554	(e)(f)
Proofpoint, Inc.		2nd Lien Term Loan	7.66%	EURIBOR (B)	5.75%		12/2033		€2,256	2,625	(e)(f)
Property Finder Mercury Ltd	United Arab Emirates	1st Lien Delay Draw Term Loan					12/2032		—	—	(e)(g)(h)
Pushpay USA Inc.		1st Lien Term Loan	7.62%	SOFR (Q)	3.75%		08/2031		2,992	2,981
QBS Parent, Inc.		1st Lien Revolving Loan	8.22%	SOFR (M)	4.50%		06/2032		44	44	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
QBS Parent, Inc.		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		06/2032		$4,788	$4,788	(e)(f)
QF Holdings, Inc.		1st Lien Revolving Loan					12/2032		—	—	(e)(g)
QF Holdings, Inc.		1st Lien Term Loan	8.19%	SOFR (A)	4.50%		12/2032		1,320	1,313	(e)(f)
QF Holdings, Inc.		1st Lien Delay Draw Term Loan					12/2032		—	—	(e)(g)
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Revolving Loan	8.44%	SOFR (Q)	4.75%		10/2027		720	720	(e)(g)
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		10/2028		6,571	6,572	(e)(f)
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		10/2028		8,186	8,186	(e)(f)
RealPage, Inc.		1st Lien Term Loan	7.18%	SOFR (Q)	3.00%		04/2028		13,089	13,072
Relativity ODA LLC		1st Lien Revolving Loan					05/2029		—	—	(e)(g)
Relativity ODA LLC		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		05/2029		9,193	9,193	(e)(f)
Revalize, Inc.		1st Lien Revolving Loan	10.07% (1.75% PIK)	SOFR (Q)	6.25%		04/2029		159	137	(e)(g)
Revalize, Inc.		1st Lien Delay Draw Term Loan	10.32% (1.75% PIK)	SOFR (Q)	6.50%		04/2029		2,884	2,480	(e)
RMS Holdco II, LLC		1st Lien Revolving Loan					12/2028		—	—	(e)(g)
RMS Holdco II, LLC		1st Lien Term Loan	9.34%	SOFR (Q)	5.50%		12/2028		5,782	5,377	(e)(f)
Runway Bidco, LLC		1st Lien Revolving Loan					12/2031		—	—	(e)(g)
Runway Bidco, LLC		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		12/2031		1,032	1,021	(e)(f)
Runway Bidco, LLC		1st Lien Delay Draw Term Loan					12/2031		—	—	(e)(g)
Sapphire Software Buyer, Inc.		1st Lien Revolving Loan					09/2031		—	—	(e)(g)
Sapphire Software Buyer, Inc.		1st Lien Term Loan	8.87%	SOFR (S)	5.00%		09/2031		10,350	10,350	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.)		1st Lien Term Loan	6.22%	SOFR (M)	2.50%		07/2031		$23,369	$23,438	(f)
Severin Acquisition, LLC		1st Lien Revolving Loan					10/2031		—	—	(e)(g)
Severin Acquisition, LLC		1st Lien Term Loan	8.47% (2.25% PIK)	SOFR (M)	4.75%		10/2031		44,301	43,859	(e)(f)
Severin Acquisition, LLC		1st Lien Delay Draw Term Loan	8.47% (2.25% PIK)	SOFR (M)	4.75%		10/2031		1,929	1,909	(e)(g)
Smarsh Inc.		1st Lien Revolving Loan	8.43%	SOFR (Q)	4.75%		02/2029		263	263	(e)(g)
Smarsh Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		02/2029		4,682	4,682	(e)(f)
Smarsh Inc.		1st Lien Delay Draw Term Loan					02/2029		—	—	(e)(g)
Spaceship Purchaser, Inc.		1st Lien Revolving Loan					10/2031		—	—	(e)(g)
Spaceship Purchaser, Inc.		1st Lien Term Loan	7.92%	SOFR (Q)	4.25%		10/2031		16,145	16,145	(e)(f)
Spark Purchaser, Inc.		1st Lien Revolving Loan					04/2030		—	—	(e)(g)
Spark Purchaser, Inc.		1st Lien Term Loan	9.17%	SOFR (Q)	5.50%		04/2031		1,287	1,287	(e)
Sundance Group Holdings, Inc.		1st Lien Revolving Loan	8.17%	SOFR (Q)	4.50%		07/2029		—	1	(e)(g)
Sundance Group Holdings, Inc.		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		07/2029		2,553	2,553	(e)(f)
Superman Holdings, LLC		1st Lien Revolving Loan					08/2031		—	—	(e)(g)
Superman Holdings, LLC		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		08/2031		8,648	8,648	(e)(f)
Superman Holdings, LLC		1st Lien Delay Draw Term Loan	8.17%	SOFR (Q)	4.50%		08/2031		2,823	2,822	(e)
TCP Hawker Intermediate LLC		1st Lien Revolving Loan	7.42%	SOFR (Q)	3.75%		08/2029		3,384	3,384	(e)(g)
TCP Hawker Intermediate LLC		1st Lien Term Loan	8.67%	SOFR (Q)	5.00%		08/2029		6,785	6,785	(e)(f)
TCP Hawker Intermediate LLC		1st Lien Delay Draw Term Loan					08/2029		—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Three Rivers Buyer, Inc.		1st Lien Revolving Loan					11/2031		$—	$—	(e)(g)
Three Rivers Buyer, Inc.		1st Lien Term Loan	8.60%	SOFR (S)	4.75%		11/2031		239	236	(e)(f)
Trading Technologies International, Inc.		1st Lien Revolving Loan					11/2032		—	—	(e)(g)
Trading Technologies International, Inc.		1st Lien Term Loan	8.09%	SOFR (Q)	4.25%		11/2032		401	401	(e)(f)
Trading Technologies International, Inc.		1st Lien Term Loan	7.95%	SOFR (Q)	4.25%		11/2032		286	285	(e)(f)
Trading Technologies International, Inc.		1st Lien Delay Draw Term Loan	8.09%	SOFR (Q)	4.25%		11/2032		134	134	(e)
Transit Technologies LLC		1st Lien Revolving Loan					08/2030		—	—	(e)(g)
Transit Technologies LLC		1st Lien Term Loan	8.72%	SOFR (S)	5.00%		08/2031		3,790	3,790	(e)(f)
Transit Technologies LLC		1st Lien Term Loan	8.23%	SOFR (S)	4.50%		08/2031		204	202	(e)(f)
Transit Technologies LLC		1st Lien Delay Draw Term Loan	8.72%	SOFR (S)	5.00%		08/2031		475	475	(e)(g)
UFS, LLC		1st Lien Revolving Loan	8.50%	SOFR (M)	4.75%		10/2031		26	26	(e)(g)
UFS, LLC		1st Lien Term Loan	8.50%	SOFR (M)	4.75%		10/2031		1,404	1,390	(e)(f)
UserZoom Technologies, Inc.		1st Lien Term Loan	11.63%	SOFR (Q)	7.50%		04/2029		250	245	(e)(f)
Vamos Bidco, Inc.		1st Lien Revolving Loan					01/2032		—	—	(e)(g)
Vamos Bidco, Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		01/2032		2,586	2,561	(e)(f)
Vamos Bidco, Inc.		1st Lien Delay Draw Term Loan					01/2032		—	—	(e)(g)
Victors Purchaser, LLC		1st Lien Revolving Loan	8.23%	SOFR (Q)	4.50%		12/2032		216	215	(e)(g)
Victors Purchaser, LLC		1st Lien Term Loan	8.19%	SOFR (Q)	4.50%		12/2032		14,210	14,174	(e)(f)
Victors Purchaser, LLC		1st Lien Delay Draw Term Loan					12/2032		—	—	(e)(g)
Viper Bidco, Inc.		1st Lien Revolving Loan					11/2031		—	—	(e)(g)
Viper Bidco, Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		11/2031		5,157	5,157	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Viper Bidco, Inc.		1st Lien Term Loan	8.47%	SONIA (Q)	4.75%		11/2031		£2,192	$2,955	(e)(f)
Viper Bidco, Inc.		1st Lien Delay Draw Term Loan					11/2031		—	—	(e)(g)
WebPT, Inc.		1st Lien Revolving Loan	10.20%	SOFR (Q)	6.25%		01/2028		188	175	(e)(g)
WebPT, Inc.		1st Lien Term Loan	10.17%	SOFR (Q)	6.25%		01/2028		2,026	1,885	(e)(f)
Wellington Bidco Inc.		1st Lien Revolving Loan	8.42%	SOFR (Q)	4.75%		06/2030		110	110	(e)(g)
Wellington Bidco Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		06/2030		3,280	3,281	(e)(f)
Wellington Bidco Inc.		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		06/2030		117	117	(e)(g)
Wellness AcquisitionCo, Inc.		1st Lien Revolving Loan					01/2029		—	—	(e)(g)
Wellness AcquisitionCo, Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		01/2029		5,307	5,307	(e)(f)
Wellness AcquisitionCo, Inc.		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		01/2029		537	537	(e)
Wellness AcquisitionCo, Inc.		1st Lien Delay Draw Term Loan	8.42%	SOFR (Q)	4.75%		01/2029		829	829	(e)
WorkWave Intermediate II, LLC		1st Lien Revolving Loan	9.44%	SOFR (Q)	5.75%		09/2032		325	322	(e)(g)
WorkWave Intermediate II, LLC		1st Lien Term Loan	9.94% (3.13% PIK)	SOFR (Q)	6.25%		09/2032		43,435	43,000	(e)(f)
										1,435,443		27.82%
Sports, Media and Entertainment
3 Step Sports LLC		1st Lien Revolving Loan					10/2028		—	—	(e)(g)
3 Step Sports LLC		1st Lien Term Loan	10.17%	SOFR (Q)	6.50%		10/2029		1,951	1,951	(e)
3 Step Sports LLC		1st Lien Term Loan	10.19%	SOFR (Q)	6.50%		10/2029		496	496	(e)(f)
3 Step Sports LLC		1st Lien Delay Draw Term Loan	10.17%	SOFR (Q)	6.50%		10/2029		221	221	(e)(g)
Aventine Holdings II LLC		1st Lien Term Loan	10.25% PIK				12/2030		16,355	12,594	(e)
Aventine Intermediate LLC		1st Lien Term Loan	9.77% (3.50% PIK)	SOFR (Q)	6.00%		06/2029		1,392	1,281	(e)(f)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Aventine Intermediate LLC		1st Lien Delay Draw Term Loan	9.77% (3.50% PIK)	SOFR (Q)	6.00%		06/2029		$1,093	$1,005	(e)
Bad Vibes Forever, LLC and Bad Vibes Forever Publishing, LLC		1st Lien Term Loan	9.10%	SOFR (S)	5.50%		06/2032		537	537	(e)
Birdie Bidco, Inc.		1st Lien Revolving Loan	8.17%	SOFR (Q)	4.50%		11/2032		34	34	(e)(g)
Birdie Bidco, Inc.		1st Lien Term Loan	10.42% (2.25% PIK)	SOFR (Q)	6.75%		11/2032		1,198	1,192	(e)(f)
Birdie Bidco, Inc.		1st Lien Delay Draw Term Loan					11/2032		—	—	(e)(g)
Creative Artists Agency, LLC		1st Lien Term Loan	6.22%	SOFR (M)	2.50%		10/2031		8,433	8,461	(f)
Fever Labs, Inc.		1st Lien Revolving Loan	11.00%				11/2028		2,083	2,083	(e)(g)
Fever Labs, Inc.		1st Lien Term Loan	11.00%				11/2028		3,796	3,796	(e)
Fever Labs, Inc.		1st Lien Term Loan	10.50%				11/2028		141	141	(e)(f)
Fever Labs, Inc.		1st Lien Delay Draw Term Loan	11.00%				11/2028		813	814	(e)(g)
Global Music Rights, LLC		1st Lien Revolving Loan					12/2031		—	—	(e)(g)
Global Music Rights, LLC		1st Lien Term Loan	8.17%	SOFR (Q)	4.50%		12/2031		64,370	64,370	(e)(f)
League One Volleyball Clubs, LLC		1st Lien Delay Draw Term Loan	10.18%	SOFR (Q)	6.50%		01/2030		1	1	(e)(g)
Legends Hospitality Holding Company, LLC		1st Lien Revolving Loan	8.73%	SOFR (M)	5.00%		08/2030		195	195	(e)(g)
Legends Hospitality Holding Company, LLC		1st Lien Term Loan	9.23% (2.75% PIK)	SOFR (M)	5.50%		08/2031		6,194	6,194	(e)(f)
Legends Hospitality Holding Company, LLC		1st Lien Delay Draw Term Loan	8.73%	SOFR (M)	5.00%		08/2031		291	291	(e)(g)
Mari Events Midco Llc		1st Lien Term Loan	7.75%	SOFR (Q)	4.00%		10/2032		41	40	(e)
Mari Events Midco LLC		1st Lien Delay Draw Term Loan	7.75%	SOFR (Q)	4.00%		10/2032		31	30	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Mari Miami II LLC		1st Lien Term Loan	8.67% PIK	SOFR (Q)	5.00%		10/2032		$169	$168	(e)(f)
NEP Group, Inc.		1st Lien Term Loan	8.22%	SOFR (M)	4.50%		10/2031		15,664	14,298
Production Resource Group, L.L.C.		1st Lien Term Loan	11.51% PIK	SOFR (Q)	7.50%		10/2030		51	48	(e)
Production Resource Group, L.L.C.		1st Lien Term Loan	11.58% PIK	SOFR (Q)	7.50%		10/2030		1,289	1,289	(e)
Professional Fighters League, LLC		1st Lien Term Loan	14.00% PIK				01/2026		879	879	(e)
Professional Fighters League, LLC		2nd Lien Delay Draw Term Loan	16.00% PIK				01/2026		9	8	(e)
Radiate Holdco LLC		1st Lien Term Loan	7.79%	SOFR (M)	4.00%		06/2029		2,609	2,590
Radiate Holdco LLC		1st Lien Delay Draw Term Loan	7.79%	SOFR (Q)	4.00%		06/2029		2,609	2,590	(g)
Shout! Factory, LLC		1st Lien Revolving Loan	8.93%	SOFR (Q)	5.25%		06/2031		10	10	(e)(g)
Shout! Factory, LLC		1st Lien Term Loan	8.92%	SOFR (Q)	5.25%		06/2031		665	655	(e)(f)
Storm Investment S.a.r.l.	Luxembourg	1st Lien Term Loan	3.75%				06/2029		€9,193	10,804	(e)
Voldex Entertainment Limited	United Kingdom	1st Lien Term Loan	10.94%	SOFR (Q)	7.25%		01/2029		19	19	(e)
WideOpenWest Finance, LLC		1st Lien Term Loan	11.17%	SOFR (Q)	7.00%		12/2028		2,176	2,210	(f)
WRE Sports Investments LLC		1st Lien Term Loan	11.00% (5.50% PIK)				07/2031		7,461	7,461	(e)
WRE Sports Investments LLC		1st Lien Delay Draw Term Loan	11.00% (5.50% PIK)				07/2031		516	516	(e)(g)
										149,272		2.89%
Technology Hardware and Equipment
Chariot Buyer LLC		1st Lien Revolving Loan					01/2029		—	—	(e)(g)
Chariot Buyer LLC		1st Lien Term Loan	6.47%	SOFR (M)	2.75%		09/2032		6,896	6,906	(f)
CommScope Holding Co Inc		1st Lien Term Loan	8.47%	SOFR (M)	4.75%		12/2029		3,326	3,327
ConnectWise, LLC		1st Lien Term Loan	7.43%	SOFR (Q)	3.50%		09/2028		5,528	5,421	(f)
Cotiviti Holdings, Inc.		1st Lien Term Loan	6.62%	SOFR (M)	2.75%		03/2032		5,473	5,243

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Emerald Debt Merger Sub LLC		1st Lien Term Loan	6.07%	SOFR (Q)	2.25%		05/2030			$6,399	$6,412	(f)
Excelitas Technologies Corp.		1st Lien Term Loan	8.97%	SOFR (M)	5.25%		08/2029			2,092	2,092	(e)(f)
Excelitas Technologies Corp.		1st Lien Delay Draw Term Loan					08/2029			—	—	(e)(g)
FL Hawk Intermediate Holdings, Inc.		1st Lien Revolving Loan					02/2029			—	—	(e)(g)
FL Hawk Intermediate Holdings, Inc.		1st Lien Term Loan	8.35%	SOFR (M)	4.50%		02/2030			9,797	9,797	(e)(f)
MWG BidCo ApS	Denmark	1st Lien Term Loan	9.45%	CIBOR (S)	7.25%		02/2028		DKK	20,066	3,094	(e)
MWG BidCo ApS	Denmark	1st Lien Delay Draw Term Loan	9.37%	EURIBOR (S)	7.25%		02/2028		DKK	4,934	761	(e)
MWG BidCo ApS	Denmark	1st Lien Delay Draw Term Loan	9.43%	EURIBOR (S)	7.25%		02/2028		DKK	1,712	264	(e)
Repairify, Inc.		1st Lien Revolving Loan	9.24%	SOFR (S)	5.25%		06/2027			540	540	(e)(g)
Repairify, Inc.		1st Lien Term Loan	9.10%	SOFR (Q)	5.25%		06/2027			3,971	3,971	(e)(f)
											47,828		0.93%
Telecommunication Services
CB-SDG Limited	United Kingdom	1st Lien Term Loan					04/2028			£2,017	891	(e)(i)
CB-SDG Limited	United Kingdom	1st Lien Delay Draw Term Loan	9.76%	SONIA (Q)	6.00%		04/2027			£28	37	(e)(g)
Delta Topco, Inc.		1st Lien Term Loan	6.58%	SOFR (M)	2.75%		11/2029			10,367	10,307	(f)
Hamsard 3713 Limited	United Kingdom	1st Lien Term Loan	8.63%	EURIBOR (Q)	6.61%		11/2030			€8,541	10,037	(e)
Hamsard 3713 Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.55%	SOFR (Q)	6.61%		11/2030			€3,968	4,664	(e)
Hamsard 3713 Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.40%	SOFR (Q)	6.61%		11/2030			€568	568	(e)
Lumen Technologies Inc		1st Lien Term Loan	6.18%	SOFR (M)	2.35%		04/2029			36,800	36,570
Lumen Technologies Inc		1st Lien Term Loan	6.18%	SOFR (M)	2.35%		04/2030			2,487	2,470
Panther NewCo	France	1st Lien Term Loan	9.44%	EURIBOR (Q)	7.43%		05/2029			€8,250	9,695	(e)
Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Panther NewCo	France	1st Lien Delay Draw Term Loan	7.44%	EURIBOR (Q)	5.43%		05/2029		€2,798	$3,289	(e)
Panther NewCo	France	1st Lien Delay Draw Term Loan	7.77%	EURIBOR (Q)	5.75%		05/2029		€4,663	5,480	(e)(g)(h)
Ristretto Bidco B.V.		1st Lien Revolving Loan					12/2030		—	—	(e)(g)
Ristretto Bidco B.V.		1st Lien Term Loan	10.22% (3.50% PIK)	SOFR (Q)	6.50%		12/2030		26,850	26,313	(e)(f)
Ristretto Bidco B.V.		1st Lien Delay Draw Term Loan	10.22% (3.50% PIK)	SOFR (B)	6.50%		12/2030		1,989	1,949	(e)(g)
Zayo Group Holdings, Inc.		1st Lien Term Loan	6.83%	SOFR (M)	3.00%		03/2030		9,749	9,226	(f)
										121,496		2.35%
Transportation
Draken Bidco Limited	United Kingdom	1st Lien Term Loan	10.95%	SOFR (S)	7.00%		07/2029		10,560	10,560	(e)(f)
Draken Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.25%	SOFR (S)	7.00%		07/2029		1,440	1,440	(e)
First Student Bidco Inc.		1st Lien Term Loan	6.17%	SOFR (Q)	2.50%		08/2030		7,257	7,277	(f)
FTAI Infrastructure Inc.		1st Lien Term Loan	7.88%	SOFR (Q)	4.00%		08/2026		26,817	26,348	(e)
Jeppesen Holdings, LLC		1st Lien Revolving Loan					11/2032		—	—	(e)(g)
Jeppesen Holdings, LLC		1st Lien Term Loan	8.59%	SOFR (Q)	4.75%		11/2032		1,235	1,226	(e)(f)
Neovia Logistics, LP		1st Lien Term Loan	12.90%	SOFR (Q)	9.00%		11/2027		496	496	(e)
Zeppelin US Buyer Inc.		1st Lien Revolving Loan					08/2032		—	—	(e)(g)
Zeppelin US Buyer Inc.		1st Lien Term Loan	8.42%	SOFR (Q)	4.75%		08/2032		402	398	(e)(f)
Zeppelin US Buyer Inc.		1st Lien Delay Draw Term Loan					08/2032		—	—	(e)(g)
										47,745		0.93%
Utilities
Lackawanna Energy Center LLC		1st Lien Term Loan	6.78%	SOFR (M)	3.00%		08/2032		2,785	2,800
Semper Holding BV	Netherlands	1st Lien Term Loan	7.47%	EURIBOR (Q)	5.45%		02/2031		€7,500	8,814	(e)(f)
Semper Holding BV	Netherlands	1st Lien Term Loan	6.97%	EURIBOR (Q)	4.95%		02/2031		€22,353	26,269	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Watt Holdco Limited	Ireland	1st Lien Term Loan	7.32%	EURIBOR (Q)	5.25%		09/2031		€3,000	$3,525	(e)
Watt Holdco Limited	Ireland	1st Lien Delay Draw Term Loan	9.23%	SONIA (Q)	5.25%		09/2031		€184	216	(e)(g)
										41,624		0.81%
Total Senior Loans (Cost $5,555,591)										5,564,702		107.84%
Subordinated Loans(b)(c)(d)
Capital Goods
OPH NEP Investment, LLC		Senior Subordinated Loan	10.00% (7.00% PIK)				05/2032		10,883	10,665	(e)
										10,665		0.21%
Commercial and Professional Services
Tvg-Mgt Upper Intermediate Holdings, LLC		Senior Subordinated Loan	14.00% PIK				08/2031		475	461	(e)
VRC Companies, LLC		Senior Subordinated Loan	12.00% (2.00% PIK)				06/2028		27	27	(e)
										488		0.01%
Consumer Distribution and Retail
Carrera Bidco Limited	United Kingdom	Senior Subordinated Loan	7.34%	EURIBOR (S)	5.25%		11/2032		€5,865	6,755	(e)
										6,755		0.13%
Consumer Durables and Apparel
Centric Brands TopCo, LLC		Senior Subordinated Loan	10.39%	SOFR (Q)	6.50%		02/2031		633	633	(e)
Centric Brands TopCo, LLC		Senior Subordinated Loan	11.89% PIK	SOFR (Q)	8.00%		02/2031		1,023	1,024	(e)
										1,657		0.03%
Financial Services
BCC Blueprint Holdings I, LLC		Senior Subordinated Loan	10.44%	SOFR (Q)	6.75%		12/2031		8,873	8,873	(e)
BCC Blueprint Investments, LLC		Senior Subordinated Loan	9.30% PIK				09/2026		895	895	(e)
eCapital Finance Corp.	Canada	Senior Subordinated Loan	11.22%	SOFR (M)	7.25%		09/2029		56,687	56,686	(e)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Subordinated Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
eCapital Finance Corp.	Canada	Senior Subordinated Loan	11.22%	SOFR (M)	7.25%		09/2029			$2,803	$2,803	(e)
Gapco Aiv Interholdco (CP), L.P.		Senior Subordinated Loan	10.42% PIK	SOFR (Q)	6.75%		03/2033			2,694	2,694	(e)
Gapco Aiv Interholdco (CP), L.P.		Senior Subordinated Loan	10.42% PIK	SOFR (Q)	6.75%		03/2033			4,343	4,343	(e)(g)
HighTower Holding, LLC		Senior Subordinated Loan	6.75%				04/2029			3,280	3,266
TVG-TMG Topco, Inc.		Senior Subordinated Loan	12.00% PIK				03/2029			4,314	4,314	(e)
											83,874		1.63%
Food, Beverage and Tobacco
Forward Keystone Holdings, LP		Senior Subordinated Loan	15.00% (8.00% PIK)				03/2029			3,837	3,837	(e)
Forward Keystone Holdings, LP		Senior Subordinated Loan	15.00% (8.00% PIK)				03/2029			211	211	(e)(g)
Primo Water Holdings Inc / Triton Water Holdings Inc		Senior Subordinated Loan	6.25%				04/2029			100	101
											4,149		0.08%
Health Care Equipment and Services
AmeriVet Partners Management, Inc.		Senior Subordinated Loan	8.25%				12/2030			9,244	7,673	(e)
AmeriVet Partners Management, Inc.		Senior Subordinated Loan	8.25%				12/2030			1,483	1,231	(e)
											8,904		0.17%
Insurance
15484910 Canada Inc.	Canada	Senior Subordinated Loan	14.00% PIK				04/2035		CAD	2,269	1,653	(e)
15484910 Canada Inc.	Canada	Senior Subordinated Loan					04/2035		CAD	—	—	(e)(g)
Slaine Holdings LLC		Senior Subordinated Loan	10.47%	SOFR (M)	6.75%		05/2030			6,056	6,056	(e)
Slaine Holdings LLC		Senior Subordinated Loan					05/2030			—	—	(e)(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Subordinated Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Slaine Holdings LLC		Senior Subordinated Loan					05/2030		$—	$—	(e)(g)
										7,709		0.15%
Pharmaceuticals, Biotechnology and Life Sciences
Cardinal Topco Holdings, LP		Senior Subordinated Loan	11.00% PIK				03/2027		11	11	(e)
										11		—%
Software and Services
BCTO Ignition Purchaser, Inc.		Senior Subordinated Loan	11.37% PIK	SOFR (Q)	7.50%		10/2030		1,717	1,717	(e)
Cascade Intermediate II, Inc.		Senior Subordinated Loan	13.00% PIK				09/2033		446	437	(e)
Practicetek Midco, LLC		Senior Subordinated Loan	14.00% PIK				08/2030		11,195	11,195	(e)
WPT Intermediate Holdco, Inc.		Senior Subordinated Loan	13.25% PIK				05/2029		22,434	19,966	(e)
										33,315		0.65%
Sports, Media & Entertainment
22 HoldCo Limited	United Kingdom	Senior Subordinated Loan	11.47% PIK	SONIA (S)	7.50%		08/2033		£2,169	2,924	(e)
22 HoldCo Limited	United Kingdom	Senior Subordinated Loan	11.47% PIK	SONIA (S)	7.50%		08/2033		£3,536	4,767	(e)
Eagle Football Holdings BidCo Limited	United Kingdom	Senior Subordinated Loan	20.00% PIK				12/2028		38	38	(e)
Eagle Football Holdings BidCo Limited	United Kingdom	Senior Subordinated Loan	20.00% PIK				12/2026		29	24	(e)(g)
Eagle Football Holdings BidCo Limited	United Kingdom	Senior Subordinated Loan	20.00% PIK				12/2026		20	17	(e)
Eagle Football Holdings BidCo Limited	United Kingdom	Senior Subordinated Loan					01/2027		210	66	(e)(i)
Eagle Football Holdings BidCo Limited	United Kingdom	Senior Subordinated Loan					12/2028		1,793	567	(e)(i)
										8,403		0.16%

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Subordinated Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Transportation
Nordic Ferry Infrastructure AS	Norway	Senior Subordinated Loan	9.23%	NIBOR (Q)	5.00%		11/2031		NOK	207,385	$20,574	(e)
Nordic Ferry Infrastructure AS	Norway	Senior Subordinated Loan	7.07%	EURIBOR (Q)	5.00%		11/2031			€17,459	20,517	(e)
											41,091		0.80%
Utilities
BNZ TopCo B.V.	Netherlands	Senior Subordinated Loan	8.77%	EURIBOR (Q)	6.75%		10/2030			€3,980	4,583	(e)(g)
											4,583		0.09%
Total Subordinated Loans (Cost $208,603)											211,604		4.10%
Corporate Bonds(b)(c)
Capital Goods
CP Atlas Buyer Inc			7.00%				01/2031			12,163	11,523	(d)
VistaJet Malta Finance PLC / Vista Management Holding Inc	Malta		9.50%				06/2028			6,105	6,314	(d)
VistaJet Malta Finance PLC / Vista Management Holding Inc	Malta		6.38%				02/2030			13,163	12,527	(d)
Wilsonart LLC			11.00%				08/2032			11,792	10,537	(d)
											40,901		0.79%
Commercial and Professional Services
Antenore Bidco SpA	Italy		8.78%				10/2030			€3,550	4,172	(e)
LABL, Inc.			5.88%				11/2028			2,308	1,447	(d)
LABL, Inc.			9.50%				11/2028			8,129	5,129	(d)
LABL, Inc.			8.63%				10/2031			5,000	2,659	(d)
NBLY 2021-1			3.58%				04/2051			24	23	(d)(e)
Neptune BidCo US Inc.			9.29%				04/2029			8,991	9,006	(d)
											22,436		0.43%
Consumer Services
AUTHB 2021-1			3.73%				07/2051			24	22	(d)(e)
SERV 2020-1			3.34%				01/2051			23	21	(d)(e)
											43		—%

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Energy
Enviva Partners LP / Enviva Partners Finance Corp							01/2026		$17,217	$—	(d)(e)(i)
ITT Holdings LLC			6.50%				08/2029		14,264	13,692	(d)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp			6.00%				12/2030		10,093	10,175	(d)
Transocean Inc.	Cayman Islands		6.80%				03/2038		8,485	7,295
Venture Global LNG Inc			8.38%				06/2031		4,997	4,971	(d)
										36,133		0.70%
Equity Real Estate Investment Trusts (REITs)
Brookfield Property REIT Inc / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL			4.50%				04/2027		8,321	8,223	(d)
Iron Mountain Inc			5.25%				07/2030		4,089	4,040	(d)
										12,263		0.24%
Financial Services
Trinity Capital Inc			7.54%				10/2027		20,300	20,550	(e)
TriplePoint Venture Growth BDC Corp			8.11%				02/2028		17,100	17,313	(e)
WAX 2022-1			5.50%				03/2052		18,335	18,123	(d)(e)
										55,986		1.08%
Health Care Equipment and Services
Integer Holdings Corp			1.88%				03/2030		1,494	1,379	(d)
MPH Acquisition Holdings LLC			6.00%				03/2031		4,286	3,686	(d)
Team Health Holdings, Inc.			8.38%				06/2028		6,000	6,072	(d)
										11,137		0.22%
Insurance
Ardonagh Group Finance Ltd	Jersey		9.50%				12/2030		7,703	8,355	(d)
SQ ABS Issuer, LLC			7.80%				10/2039		682	682	(e)
SQ ABS Issuer, LLC			9.65%				10/2039		455	455	(e)
										9,492		0.18%

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Materials
Ardagh Group SA	Luxembourg		5.50%				12/2030		$4,224	$3,860	(d)
Trident TPI Holdings, Inc.			12.75%				12/2028		6,102	6,252	(d)
										10,112		0.20%
Pharmaceuticals, Biotechnology and Life Sciences
1261229 B.C. Ltd.	Canada		10.00%				04/2032		2,322	2,416	(d)
IGEA BIDCO S.P.A	Italy		8.73%				09/2031		€3,651	4,290	(e)
IGEA BIDCO S.P.A	Italy						09/2031		€757	890	(e)
										7,596		0.15%
Software and Services
Cloud Software Group, Inc.			8.25%				06/2032		3,400	3,553	(d)
										3,553		0.07%
Sports, Media & Entertainment
Scripps Escrow II Inc			3.88%				01/2029		7,675	7,062	(d)
										7,062		0.14%
Telecommunication Services
Zayo Group Holdings, Inc.			5.75%				03/2030		10,249	9,737	(d)
										9,737		0.19%
Total Corporate Bonds (Cost $218,771)										226,451		4.39%
Collateralized Loan Obligations — Debt(b)(c)(d)(e)
ABPCI 2022-11A ER	Cayman Islands		10.86%	SOFR (Q)	7.00%		01/2038		7,000	6,889
ABPCI 2023-12A ER	Jersey		12.09%	SOFR (Q)	8.25%		07/2037		2,850	2,864
ABPCI 2025-20A E			10.09%	SOFR (Q)	6.25%		04/2037		1,450	1,443
ABPF 2025-2A D	Cayman Islands		11.20%	SOFR (Q)	7.25%		10/2037		1,400	1,402
AIMCO 2024-22A E	Jersey		10.38%	SOFR (Q)	6.50%		04/2037		3,000	3,036
ANCHC 2019-13A ERR	Cayman Islands		10.40%	SOFR (Q)	6.50%		04/2038		5,000	5,029
ATRM 14A ER	Cayman Islands		10.39%	SOFR (Q)	6.50%		10/2037		5,600	5,652
ATRM 15A ER	Cayman Islands		10.39%	SOFR (Q)	6.50%		07/2037		1,875	1,862
BABSN 2023-1A ER	Cayman Islands		10.58%	SOFR (Q)	6.70%		04/2038		900	913
BALLY 2024-26A D	Cayman Islands		9.96%	SOFR (Q)	6.10%		07/2037		1,800	1,815

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
BSP 2016-9A ER2	Cayman Islands		9.78%	SOFR (Q)	5.90%		10/2037		$3,125	$3,093
BSP 2018-14A ER	Cayman Islands		10.03%	SOFR (Q)	6.15%		10/2037		5,500	5,504
BSP 2022-28A ER	Cayman Islands		9.28%	SOFR (Q)	5.40%		10/2037		500	501
BSP 2023-30A ER	Jersey		9.31%	SOFR (Q)	5.45%		04/2038		2,000	2,012
BSP 2023-31A ER	Jersey		11.03%	SOFR (Q)	7.17%		04/2038		375	388
BSP 2024-38A E	Cayman Islands		8.86%	SOFR (Q)	5.00%		01/2038		3,750	3,754
BSP 2025-39A E	Cayman Islands		8.40%	SOFR (Q)	4.50%		04/2038		1,825	1,820
CAVU 2021-1A ER	Cayman Islands		10.86%	SOFR (Q)	7.00%		07/2037		1,250	1,254
CAVU 2022-2A D2R	Cayman Islands		8.34%				03/2038		2,575	2,618
CAVU 2022-2A ER	Cayman Islands		10.33%	SOFR (Q)	6.45%		03/2038		2,950	3,011
CGMS 2019-2A ER2	Cayman Islands		10.90%	SOFR (Q)	7.00%		10/2037		4,388	4,470
CGMS 2020-1A DRR	Cayman Islands		8.83%	SOFR (Q)	4.95%		01/2038		3,750	3,714
CGMS 2022-2A ER	Cayman Islands		10.83%	SOFR (Q)	6.95%		01/2038		2,850	2,899
CGMS 2022-5A ER	Cayman Islands		11.00%	SOFR (Q)	7.10%		10/2037		4,190	4,249
CGMS 2024-1A E	Cayman Islands		10.82%	SOFR (Q)	6.92%		04/2037		1,096	1,110
CGMS 2024-3A E	Cayman Islands		10.26%	SOFR (Q)	6.40%		07/2036		3,250	3,307
CGMS 2024-5A E	Cayman Islands		9.51%	SOFR (Q)	5.65%		10/2036		1,500	1,518
CIFC 2018-5A ER	Cayman Islands		10.50%	SOFR (Q)	6.60%		07/2038		650	657
CIFC 2020-4A ER	Cayman Islands		8.80%	SOFR (Q)	4.90%		01/2040		4,500	4,520
CIFC 2021-4A ER	Cayman Islands		10.06%	SOFR (Q)	6.20%		07/2037		1,000	1,014
CIFC 2021-5A ER	Cayman Islands		9.00%	SOFR (Q)	5.10%		01/2038		3,450	3,472
CIFC 2022-6A ER	Cayman Islands		9.64%	SOFR (Q)	5.75%		10/2038		438	442
CIFC 2022-7A ER	Cayman Islands		9.21%	SOFR (Q)	5.35%		01/2038		688	692
CIFC 2024-1A E	Cayman Islands		10.48%	SOFR (Q)	6.60%		04/2037		375	379
CIFC 2024-5A E	Cayman Islands		9.01%	SOFR (Q)	5.15%		01/2038		4,000	4,041
CPTPK 2024-1A E	Jersey		9.88%	SOFR (Q)	6.00%		07/2037		1,750	1,764
DRSLF 2022-104A ER	Cayman Islands		11.29%	SOFR (Q)	7.40%		08/2034		5,756	5,784

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
ELM12 2021-5A ER	Cayman Islands		9.80%	SOFR (Q)	5.90%		10/2037		$1,475	$1,462
ELM24 2023-3A ER	Cayman Islands		8.98%	SOFR (Q)	5.10%		01/2038		2,000	2,012
ELM30 2024-6A E	Cayman Islands		9.13%	SOFR (Q)	5.25%		07/2037		1,250	1,256
ELM37 2024-13A E1	Cayman Islands		8.63%	SOFR (Q)	4.75%		01/2038		3,000	3,019
ELM38 2025-1A E	Cayman Islands		8.36%	SOFR (Q)	4.50%		04/2038		1,500	1,507
ELM40 2025-3A E	Cayman Islands		9.13%	SOFR (Q)	5.25%		03/2038		1,750	1,771
ELM42 2025-5A E	Cayman Islands		10.78%	SOFR (Q)	6.50%		03/2038		1,200	1,243
ELMW4 2020-1A ER	Cayman Islands		10.03%	SOFR (Q)	6.15%		04/2037		2,738	2,730
ELMW8 2021-1A ER	Cayman Islands		10.13%	SOFR (Q)	6.25%		04/2037		3,000	2,976
EMPWR 2023-3A E	Jersey		11.70%	SOFR (Q)	7.82%		01/2037		500	503
FLAT 2023-2A E	Jersey		11.73%	SOFR (Q)	7.83%		01/2037		750	753
GLM 2022-12A ER	Jersey		9.58%	SOFR (Q)	5.70%		07/2037		2,100	2,129
HAMLN 2024-1A E	Jersey		9.28%	SOFR (Q)	5.40%		10/2037		2,018	2,026
INVCO 2023-2A ER	Jersey		11.75%	SOFR (Q)	7.88%		04/2038		1,600	1,658
KKR 2024-53A E	Cayman Islands		10.40%	SOFR (Q)	6.50%		01/2038		2,235	2,258
KLLM 2022-10A ER	Cayman Islands		8.76%	SOFR (Q)	4.90%		01/2038		2,750	2,603
KLLM 2024-15A E	Cayman Islands		10.58%	SOFR (Q)	6.70%		07/2037		538	534
KLLM 2A ER2	Cayman Islands		11.21%	SOFR (Q)	7.35%		10/2037		250	242
KLLM 6A ER2	Cayman Islands		11.11%	SOFR (Q)	7.25%		10/2037		1,820	1,797
KLLM 9A ER	Cayman Islands		10.23%	SOFR (Q)	6.35%		01/2038		2,000	1,948
MAGNE 2022-33A ER	Cayman Islands		9.43%	SOFR (Q)	5.55%		10/2037		5,875	5,968
MAGNE 2024-41A E	Cayman Islands		8.76%	SOFR (Q)	4.90%		01/2038		2,313	2,329
MAGNE 2024-42A E	Cayman Islands		8.86%	SOFR (Q)	5.00%		01/2038		2,125	2,145
MAGNE 2025-43A E	Cayman Islands		10.63%	SOFR (Q)	6.50%		07/2038		1,380	1,418
MDPK 2014-14A FR	Cayman Islands		11.89%	SOFR (Q)	8.03%		10/2030		1,000	857
MDPK 2016-20A ERR	Cayman Islands		10.26%	SOFR (Q)	6.40%		10/2037		2,728	2,614
MDPK 2018-30A D2R	Cayman Islands		8.50%				07/2037		750	756

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
MDPK 2018-31A ER	Cayman Islands		10.26%	SOFR (Q)	6.40%		07/2037		$650	$643
MDPK 2018-32A ER2	Cayman Islands		10.26%	SOFR (Q)	6.40%		07/2037		6,050	5,936
MDPK 2019-34A ERR	Cayman Islands		10.39%	SOFR (Q)	6.50%		10/2037		1,700	1,659
MDPK 2021-59A ER	Cayman Islands		10.28%	SOFR (Q)	6.40%		04/2037		2,860	2,807
MDPK 2022-60A ER	Cayman Islands		10.36%	SOFR (Q)	6.50%		10/2037		5,625	5,585
MDPK 2023-61A E	Jersey		12.99%	SOFR (Q)	7.68%		01/2037		500	500
MDPK 2023-63A ER	Cayman Islands		9.87%	SOFR (Q)	6.00%		07/2038		1,500	1,504
MDPK 2024-66A E	Cayman Islands		9.37%	SOFR (Q)	5.50%		10/2037		2,500	2,519
MDPK 2024-68A E	Jersey		8.98%	SOFR (Q)	5.10%		01/2038		2,375	2,385
NEUB 2025-60A E	Cayman Islands		10.34%	SOFR (Q)	6.48%		04/2039		2,100	2,150
NMC CLO-2A ER	Cayman Islands		9.60%	SOFR (Q)	5.70%		01/2038		938	928
OAKC 2016-13A ER2	Cayman Islands		9.62%	SOFR (Q)	5.75%		10/2037		1,220	1,230
OAKC 2020-6A ER2	Cayman Islands		9.13%	SOFR (Q)	5.25%		10/2037		1,100	1,108
OAKC 2021-10RA E	Cayman Islands		9.13%	SOFR (Q)	4.85%		07/2038		1,800	1,807
OAKC 2021-9A ER	Cayman Islands		9.38%	SOFR (Q)	5.50%		10/2037		2,050	2,064
OCP 2015-10A ER3	Cayman Islands		9.21%	SOFR (Q)	5.35%		01/2038		1,000	1,005
OCP 2025-43A E	Cayman Islands		10.79%	SOFR (Q)	6.50%		07/2038		600	618
OCPA 2023-29A ER	Jersey		8.88%	SOFR (Q)	5.00%		01/2036		1,000	974
OCPA 2025-41A D2	Cayman Islands		8.00%				04/2037		1,500	1,506
OCT61 2023-2A ER	Cayman Islands		11.77%	SOFR (Q)	7.89%		04/2038		850	870
OCT63 2024-2A E	Cayman Islands		10.38%	SOFR (Q)	6.50%		07/2037		1,167	1,181
OHACP 2024-17A E	Cayman Islands		8.88%	SOFR (Q)	5.00%		01/2038		3,000	3,023
PIPK 2025-18A E	Cayman Islands		9.63%	SOFR (Q)	5.75%		04/2038		1,250	1,268
PXLY 2024-1A E	Cayman Islands		8.90%	SOFR (Q)	5.00%		01/2037		6,050	6,077
RRAM 2025-37A D	Cayman Islands		8.55%	SOFR (Q)	4.65%		04/2038		1,063	1,061

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
SERPK 2025-1A E	Cayman Islands		8.82%	SOFR (Q)	4.85%		10/2038		$1,850	$1,858
SIXST 2022-21A ER	Cayman Islands		9.62%	SOFR (Q)	5.75%		10/2037		2,025	2,048
SIXST 2024-27A E	Cayman Islands		9.13%	SOFR (Q)	5.25%		01/2038		1,750	1,762
SIXST 2025-28A E	Cayman Islands		9.32%	SOFR (Q)	5.45%		04/2038		425	434
STKPK 2022-1A ER	Jersey		10.05%	SOFR (Q)	6.15%		10/2037		1,688	1,674
SYMP 2022-33A E1R	Jersey		9.22%	SOFR (Q)	5.35%		01/2038		1,250	1,195
SYMP 2023-40A ER	Bermuda		9.16%	SOFR (Q)	5.25%		01/2038		1,500	1,507
TCIFC 2024-2A E	Cayman Islands		9.12%	SOFR (Q)	5.25%		01/2037		4,100	4,134
VOYA 2021-3A D2R	Cayman Islands		8.15%				04/2038		1,875	1,907
VOYA 2021-3A ER	Cayman Islands		9.80%	SOFR (Q)	5.90%		04/2038		2,500	2,536
VOYA 2024-1A E	Cayman Islands		10.55%	SOFR (Q)	6.65%		04/2037		1,682	1,698
VOYA 2025-2A E	Cayman Islands		10.15%	SOFR (Q)	6.25%		07/2038		2,775	2,826
WILDPK 2024-1A E	Jersey		9.63%	SOFR (Q)	5.75%		10/2037		1,118	1,128
										224,521	4.35%
Total Collateralized Loan Obligations — Debt (Cost $223,914)										224,521	4.35%
Collateralized Loan Obligations — Equity(d)(e)
AIMCO 2020-11A SUB	Cayman Islands		16.38%				10/2034		7,971	5,686
AIMCO 2021-16A SUB	Cayman Islands		11.07%				07/2037		5,882	3,728
AIMCO 2023-20A SUB	Cayman Islands		18.43%				10/2038		1,543	1,306
AIMCO 2024-22A SUB	Jersey		10.64%				04/2037		700	499
AIMCO 2025-23A SUB	Cayman Islands		14.86%				04/2038		8,870	7,644
AIMCO 2025-28A SUB	Cayman Islands						01/2039		8,890	8,271
AIMCO CLO 30, LTD.							11/2030		793	793
ANCHC 2021-19A SUB	Cayman Islands		13.96%				10/2038		1,120	753
ANCHC 2021-20A SUB	Cayman Islands		13.96%				01/2035		3,500	1,178

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
ANCHC 2021-20X SUB	Cayman Islands		9.30%				01/2035		$1,150	$387
ANCHF 2015-1A SBR2	Cayman Islands						07/2037		4,860	3,931
ANCHF 2015-2A SBR	Cayman Islands						04/2038		4,550	683
ANCHF 2016-3A SUBR	Cayman Islands						01/2039		3,360	2,113
ANCHF 2016-4A SUB	Cayman Islands						04/2039		4,830	2,989
ANCHF 2018-5A SUB2	Cayman Islands						04/2036		4,682	260
ANCHF 2018-6A SUB2	Cayman Islands						07/2036		1,800	92
ANCHF 2019-7A SUB2	Cayman Islands						04/2037		1,420	832
ANCHF 2019-8A SUB	Cayman Islands						07/2037		404	196
ANCHF 2019-9A SUB	Cayman Islands						10/2037		930	554
ANCHF 2020-10A SUB	Cayman Islands						04/2038		1,731	1,072
ANCHF 2025-18A SUB	Cayman Islands						10/2040		18,608	17,813
ANCHF 2025-19A SUB	Cayman Islands						10/2040		20,560	19,371
ATRM 14A SUB	Cayman Islands		8.97%				10/2037		17,839	8,068
ATRM 14X SUB	Cayman Islands		6.77%				10/2037		510	231
ATRM 15A SUB	Cayman Islands		7.71%				01/2031		4,080	1,466
BALLY 2022-21X SUB	Jersey		9.42%				10/2037		2,730	1,967
BALLY 2024-26A SUB	Cayman Islands		11.64%				07/2037		2,760	1,543
BCC 2017-2A SUB	Cayman Islands		8.34%				07/2037		5,051	2,129
BCC 2018-1A SUB	Cayman Islands						04/2031		1,420	27
BCC 2019-2A SUB	Cayman Islands		9.32%				10/2032		810	186
BCC 2021-2A SUB	Cayman Islands		25.02%				07/2034		1,000	241
BCC 2022-1A SUB	Cayman Islands		20.18%				10/2038		26,712	8,453
BCC 2024-2A SUB	Jersey		10.53%				07/2037		1,620	1,052
BERRY 2024-1A M	Jersey						10/2037		3,580	200
BERRY 2024-1A SUB	Jersey		12.42%				10/2037		3,580	2,422
Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
BSP 2023-32A SUB	Jersey		17.45%				10/2036		$740	$624
BSP 2024-37A SUB	Cayman Islands		14.77%				01/2038		6,670	5,945
BYRDPK 2025-1A M	Cayman Islands						07/2038		860	17
BYRDPK 2025-1A SUB	Cayman Islands		16.37%				07/2038		860	601
CEDF 2021-14A SUB	Cayman Islands		15.29%				07/2033		1,450	571
CGMS 2018-3A SUB	Cayman Islands						10/2030		750	—
CGMS 2018-4A SUB	Cayman Islands		11.68%				01/2031		3,487	1,367
CGMS 2019-3A SUB	Cayman Islands		10.55%				04/2037		4,600	2,430
CGMS 2021-2A SUB	Cayman Islands		14.10%				04/2038		6,457	4,056
CGMS 2021-4A SUB	Cayman Islands		9.65%				04/2034		3,060	1,727
CGMS 2021-5A SUB	Cayman Islands		15.85%				03/2038		500	250
CGMS 2021-8A SUBA	Cayman Islands		16.57%				10/2034		1,162	640
CGMS 2022-6A SUB	Cayman Islands		18.74%				10/2038		836	692
CGMS 2023-1A SUB	Cayman Islands		15.00%				07/2037		8,000	5,949
CGMS 2023-2A SUB	Cayman Islands		17.17%				07/2038		8,377	6,410
CGMS 2023-5A SUB	Cayman Islands		8.94%				01/2036		3,080	2,712
CGMS 2024-3A SUB	Cayman Islands		11.91%				07/2036		3,750	2,484
CGMS 2024-5A INC	Cayman Islands		12.35%				10/2036		2,580	2,068
CGMS 2025-5A SUB	Cayman Islands						01/2039		7,675	6,841
CIFC 2015-4A SUB	Cayman Islands						01/2039		4,134	1,041
CIFC 2018-1A SUB	Cayman Islands		10.50%				01/2038		3,982	1,319
CIFC 2018-5A SUB	Cayman Islands		11.05%				07/2038		500	211
CIFC 2019-1A SUB	Cayman Islands		11.40%				10/2037		3,065	1,594
CIFC 2019-5A INC	Cayman Islands		17.99%				10/2038		1,230	757
CIFC 2020-3A SUB	Cayman Islands		14.94%				10/2034		1,547	999

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
CIFC 2021-2A SUB	Cayman Islands		14.63%				04/2034		$5,508	$2,873
CIFC 2021-5A SUB	Cayman Islands		12.69%				01/2038		7,301	4,194
CIFC 2021-7A SUB	Cayman Islands		21.32%				01/2035		250	160
CIFC 2022-2A SUBB	Cayman Islands		15.80%				04/2035		1,900	1,267
CIFC 2024-3A SUB	Cayman Islands		9.76%				07/2037		680	470
CIFC 2024-4A SUB	Cayman Islands		11.82%				10/2037		3,570	2,777
CIFC 2025-3A SUB	Cayman Islands		13.34%				07/2038		7,712	6,495
CIFC 2025-4A SUB	Cayman Islands						10/2038		8,240	7,154
CIFC 2025-7A SUB	Cayman Islands						01/2039		9,135	8,331
CLRMPK 2025-1A M	Cayman Islands						04/2038		12,479	402
CLRMPK 2025-1A SUB	Cayman Islands		13.70%				04/2038		12,479	9,139
DCLO 2021-1A SUB	Cayman Islands		15.44%				10/2037		1,445	1,190
DRSLF 2022-98A SUB	Cayman Islands		24.08%				04/2035		4,000	1,459
DRSLF 2022-98X SUB	Cayman Islands		24.08%				04/2035		1,000	365
ELM11 2021-4A SUB	Cayman Islands		15.57%				10/2034		4,320	3,049
ELM15 2022-2A INC	Jersey		13.03%				04/2035		3,050	1,627
ELM24 2023-3A SUB	Cayman Islands		9.97%				12/2033		1,555	830
ELM26 2024-1A SUB	Cayman Islands		7.78%				04/2037		800	480
ELM32 2024-8A SUB	Cayman Islands		11.65%				10/2037		3,450	2,370
ELM35 2024-11A SUB	Cayman Islands		11.18%				10/2037		1,990	1,446
ELM44 2025-7A SUB	Cayman Islands						10/2038		11,760	9,972
ELMW8 2021-1A SUB	Cayman Islands		9.74%				01/2034		2,003	582
ELMW8 2021-1X SUB	Cayman Islands		9.71%				01/2034		385	112
HPPK 2024-1A SUB	Jersey		13.51%				10/2037		2,900	2,045
INVCO 2021-2A SUB	Cayman Islands		11.13%				07/2034		440	117
INVCO 2021-2A Y	Cayman Islands						07/2034		44	10

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
INVCO 2021-3A SUB	Cayman Islands		18.97%				10/2034		$2,700	$829
INVCO 2021-3A Y	Cayman Islands						10/2034		270	64
INVCO 2021-3X SUB	Cayman Islands		18.97%				10/2034		957	294
INVCO 2021-3X Y	Cayman Islands						10/2034		96	23
INVCO 2023-1A SUB	Jersey		10.35%				04/2037		2,695	1,424
INVCO 2023-1A Y	Jersey						04/2037		270	104
KKR 2024-50A SUB	Cayman Islands		6.26%				04/2037		1,948	993
KKR 2024-53A SUB	Cayman Islands		10.98%				01/2038		7,000	5,148
KKR 2024-56A SUB	Cayman Islands		13.56%				10/2037		4,240	2,908
KLLM 2024-18A SUB	Cayman Islands		13.46%				01/2038		8,160	5,464
KLLM 2024-20A SUB	Cayman Islands		13.93%				01/2038		11,050	7,784
KLLM 7A SUB	Cayman Islands		8.52%				04/2037		4,000	1,343
MAGNE 2020-28A SUB	Cayman Islands		13.81%				01/2035		9,666	7,011
MAGNE 2024-38A SUB			7.73%				04/2037		362	254
MAGNE 2024-42A SUB	Cayman Islands		14.38%				01/2038		680	485
MAGNE 2024-44A SUB			10.94%				10/2037		4,670	3,487
MAGNE 2025-48A SUB	Cayman Islands		10.31%				10/2038		9,560	8,632
MAGNE 2025-51A SUB	Cayman Islands						10/2038		10,940	10,137
Magnetite LV, Limited	Cayman Islands						11/2026		1,398	1,398
MDPK 2015-17A SUB	Cayman Islands		10.33%				07/2045		35,192	3,970
MDPK 2015-17X SUB	Cayman Islands		10.33%				07/2030		3,660	413
MDPK 2016-22A SUB	Cayman Islands		14.19%				01/2033		10,434	4,327
MDPK 2018-28A SUB	Cayman Islands		10.93%				07/2030		1,750	661
MDPK 2018-30A SUB	Cayman Islands		11.22%				07/2027		12,921	5,448
MDPK 2018-31A SUB	Cayman Islands		7.83%				07/2037		6,206	2,535
MDPK 2018-32A SUB	Cayman Islands		9.00%				01/2048		4,105	1,543

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
MDPK 2018-32X SUB	Cayman Islands		9.00%				01/2048		$710	$267
MDPK 2019-34A SUB	Cayman Islands		10.42%				04/2048		870	320
MDPK 2019-37A SUB	Cayman Islands		13.01%				04/2037		9,909	4,188
MDPK 2021-38A SUB	Cayman Islands		12.44%				10/2038		1,770	926
MDPK 2021-50A SUB	Cayman Islands		3.01%				04/2034		2,500	1,058
MDPK 2021-59A SUB	Cayman Islands		7.57%				04/2037		5,865	2,753
MDPK 2021-59X SUB	Cayman Islands		4.93%				04/2037		1,500	704
MDPK 2022-53A SUB	Cayman Islands		5.63%				04/2035		6,000	2,243
MDPK 2022-55A SUB	Cayman Islands		20.99%				07/2037		3,025	1,884
MDPK 2022-60A SUB	Cayman Islands		7.49%				10/2037		691	432
MDPK 2023-63A SUB	Cayman Islands		14.77%				07/2038		7,343	4,579
MDPK 2024-66A SUB	Cayman Islands		12.84%				10/2037		1,910	1,593
MDPK 2024-67A SUB	Cayman Islands		9.60%				04/2037		265	172
MDPK 2025-71A SUB	Cayman Islands		17.05%				04/2038		3,000	2,649
MDPK 2025-72A SUB	Cayman Islands		13.19%				07/2038		8,300	8,097
MDPK 2025-75A SUB	Cayman Islands						01/2039		11,755	11,876
OAKC 2012-7A SUB	Cayman Islands		8.87%				02/2038		500	262
OAKC 2015-11A SUB	Cayman Islands		8.09%				04/2037		500	251
OAKC 2015-12A SUB	Cayman Islands		6.48%				04/2037		12,070	5,955
OAKC 2016-13A SUB	Cayman Islands		8.00%				10/2037		2,320	1,398
OAKC 2016-13X SUB	Cayman Islands		8.00%				01/2030		1,100	663
OAKC 2017-14A SUB	Cayman Islands		10.28%				07/2037		3,043	2,025
OAKC 2017-15A SUB	Cayman Islands		7.17%				01/2030		10,142	4,470
OAKC 2018-1A SUB	Cayman Islands		8.48%				04/2037		1,913	1,398
OAKC 2019-2A SUB	Cayman Islands		11.30%				01/2038		670	539

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
OAKC 2019-3A SUB	Cayman Islands		9.67%				07/2032		$3,110	$2,151
OAKC 2020-5A SUB	Cayman Islands		8.87%				10/2037		3,370	2,596
OAKC 2020-6A SUB	Cayman Islands		9.24%				10/2037		3,209	2,823
OAKC 2021-16A SUB	Cayman Islands		8.14%				10/2034		5,988	3,892
OAKC 2021-8A SUB	Cayman Islands		11.39%				01/2038		640	489
OAKC 2021-9A SUB	Cayman Islands		9.86%				10/2037		1,190	946
OCP 2015-10A SUB	Cayman Islands		17.03%				01/2038		11,130	4,406
OCP 2018-15A SUB	Cayman Islands						07/2031		12,753	4,968
OCP 2021-21A SUB	Cayman Islands		14.25%				01/2038		1,480	836
OCP 2022-24A SUB	Cayman Islands		20.62%				10/2037		1,710	894
OCP 2023-30A SUB	Jersey		9.69%				01/2037		3,971	2,678
OCP 2024-34A SUB			11.74%				10/2037		750	493
OCP 2025-48A SUB	Cayman Islands						12/2038		8,270	7,281
OHACP 2024-17A SUB	Cayman Islands		11.52%				01/2038		2,070	1,622
OHALF 2013-1A SUB	Cayman Islands		11.12%				04/2037		1,935	650
OHALF 2016-1A SUB	Cayman Islands		10.03%				07/2037		10,837	5,946
PXLY 2024-1A M	Cayman Islands						01/2037		40,225	1,648
PXLY 2024-1A SUB	Cayman Islands		14.27%				01/2037		40,225	26,491
RRAM 2021-17A SUB	Cayman Islands		18.12%				07/2034		1,000	372
RRAM 2021-19A SUB	Cayman Islands		16.63%				10/2121		1,226	868
RRAM 2022-21A SUB	Bermuda		9.48%				01/2123		13,070	7,076
RRAM 2023-26A SUB	Cayman Islands		18.21%				04/2123		14,483	10,309
RRAM 2023-27A SUB	Bermuda		14.64%				10/2123		3,160	2,630
RRAM 2024-29RA SUB	Cayman Islands		14.13%				07/2039		8,025	4,690
RRAM 2024-30A SUB	Bermuda		11.87%				07/2036		6,000	4,773
RRAM 2024-31A SUB	Cayman Islands		14.25%				10/2039		6,230	4,979

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
RRAM 2024-33A SUB	Bermuda		10.15%				10/2039		$3,850	$3,022
RRAM 2025-38A SUB	Cayman Islands		12.99%				04/2040		2,240	1,836
RRAM 2025-42A SUB	Cayman Islands		15.28%				07/2122		6,356	3,094
SIXST 2020-16A SUB	Cayman Islands		9.24%				10/2032		900	528
SIXST 2021-17A SUB	Cayman Islands		17.20%				04/2125		6,000	3,990
SIXST 2022-21A SUB	Cayman Islands		14.43%				10/2037		4,161	2,480
SIXST 2023-22A SUB	Cayman Islands		13.84%				04/2125		7,000	4,745
SIXST 2025-28A SUB	Cayman Islands		11.22%				04/2125		1,703	1,256
SIXST 2025-29A SUB	Cayman Islands		12.11%				07/2038		480	421
SIXST 2025-30A SUB	Cayman Islands		11.64%				07/2038		485	409
SIXST 2025-31A SUB	Cayman Islands						01/2039		10,415	8,851
SPEAK 2024-11A SUB	Cayman Islands		16.55%				07/2037		3,300	2,646
STKPK 2022-1A M	Jersey						10/2037		17,520	517
STKPK 2022-1A SUB	Jersey		12.13%				10/2037		17,520	11,322
VOYA 2024-1A SUB	Cayman Islands		12.56%				04/2037		3,104	2,321
VOYA 2025-2A SUB	Cayman Islands		14.62%				07/2038		9,503	8,210
										527,893	10.23%
Total Collateralized Loan Obligations — Equity (Cost $570,240)										527,893	10.23%
Mortgage-Backed Securities(d)(e)
Financial Services
CAIF 1	Ireland		9.48%	SONIA (Q)	5.75%		08/2035		£7,861	10,577
CAIF 1	Ireland		10.88%	SONIA (Q)	7.15%		08/2035		£2,829	3,752
CPFTR 2025-1			8.38%				07/2026		22,395	22,456
										36,785	0.71%
Total Mortgage-Backed Securities (Cost $36,358)										36,785	0.71%
Private Asset-Backed Investments(b)(c)(d)(e)
Commercial and Professional Services
GCM HVAC HOLDCO, LLC			14.00%				09/2031		1,618	1,618
										1,618	0.03%

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Private Asset-Backed Investments(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Consumer Services
CFG Investments WH Limited			9.99%	SOFR (M)	6.00%		03/2031			$1,626	$1,626	(g)
											1,626		0.03%
Data Centers
Vantage Data Centers Europe S.a r.l.	Luxembourg		8.63%	EURIBOR (B)	6.75%		05/2029			€3,974	4,670	(g)
											4,670		0.09%
Financial Services
Adonis Financial Funding, LLC							12/2026			417	55	(g)(i)
ASF VII WAGNER B L.P.,	United Kingdom		10.00%	SOFR (Q)	6.00%		08/2028			65	65
ASF VII WAGNER B L.P.,	United Kingdom		8.00%	EURIBOR (Q)	6.00%		08/2028			€56	66
ASF VII WAGNER L.P.,	United Kingdom		10.00%	SOFR (Q)	6.00%		08/2028			139	139
ASF VII WAGNER L.P.,	United Kingdom		8.00%	EURIBOR (Q)	6.00%		08/2028			€120	140
BTCP 2023-1			10.40%	SOFR (M)	6.50%		09/2030			3,236	3,236
Cannon Bridge Designated Activity Company	Ireland		8.02%	EURIBOR (S)	6.00%		07/2027			€2,649	3,038	(g)
Cannon Bridge Designated Activity Company	Ireland		14.02%	EURIBOR (S)	12.00%		07/2027			€1,239	1,455	(g)
DFC Global Facility Borrower III LLC			12.62%	SOFR (M)	8.75%		01/2028		CAD	2,764	2,014	(g)
DFC Global Facility Borrower III LLC			6.33%	CORRA (M)	4.07%		01/2028		CAD	30,704	22,370	(g)
Harbourvest Global Private Equity Limited	Guernsey		7.65%	SOFR (Q)	3.50%		06/2029			11,400	11,400	(g)
Hg Saturn 2 SumoCo Limited	Guernsey		10.86% PIK				01/2029			20,099	20,100
Isthmus Capital LLC			9.50%				06/2030			2,970	2,970
Isthmus Capital LLC							12/2049			—	61
Kohlberg Private Credit Investors Rated Feeder-L, L.L.C.										154	154
Kohlberg Private Credit Investors Rated Feeder-L, L.L.C.			13.02%	SOFR (S)	9.25%		12/2036			974	964	(g)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Private Asset-Backed Investments(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Mars Downstop Loan Purchaser Trust										$9,697	$3,991
MCF CLO 12 LLC			7.93%	SOFR (Q)	4.05%		02/2034			10,400	10,400
MidOcean CLO Equity Fund I, LP			9.00%							24,673	24,673
OKANAGAN 2024-1			11.74%	SOFR (M)	8.25%		12/2032			13,227	12,962
Oncourse Warehouse Borrower, LLC							04/2027			—	—	(g)
PROSE 2024-3			8.85%				10/2054			25,000	25,834
Sunbit Receivables Trust IV			10.79%	SOFR (M)	7.00%		04/2029			2,529	2,529	(g)
TI VI Holdings 1, L.P.	United Kingdom		9.31% PIK							1	1,474
Tikehau Green Diamond II CFO Equity LP	European Union		9.77%	EURIBOR (Q)	7.75%		12/2030			€2,216	1,793
Tikehau Ruby CLO Equity LP			12.02%	EURIBOR (Q)	10.00%					€3,054	992
Tikehau Topaz LP			12.67%	SOFR (Q)	9.00%					2,641	1,971
WPCG Aspire Holdings, LLC			11.50%				07/2033			4,747	4,676	(g)
											159,522		3.09%
Real Estate Management and Development
Illinois Investment S.a.r.l.	Luxembourg		5.17%				12/2026		SEK	31,362	2,190
Illinois Investment S.a.r.l.	Luxembourg		25.00%				04/2029		SEK	10,050	1,091
Invesco Vaf V Investments, LLC			14.50%				07/2028			3,167	3,167
Pallas Australia Feeder Trust	Australia		11.40%	BBSY (M)	7.85%		07/2028		AUD	1,286	858
Pallas Funding Trust No.2	Australia		11.40%	BBSW (M)	7.85%		02/2027		AUD	3,586	2,393
Pallas Funding Trust No.2	Australia		11.61%	BBSW (M)	7.85%		10/2027		AUD	2,049	1,368
Pallas NZ Funding Trust No. 1	New Zealand		9.36%	BBSY (M)	6.15%		07/2026		NZD	6,265	3,607	(g)
Quintain Investments Holdings Limited	Jersey									£41	—
Quintain Investments Holdings Limited	Jersey						08/2031			£28,025	42,887
											57,561		1.12%

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Private Asset-Backed Investments(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Software and Services
Switch BBF, LLC			11.37%	SOFR (S)	7.17%		08/2027		$1,342	$1,342
										1,342		0.03%
Sports, Media & Entertainment
Orange Barrel Media, LLC			9.47%	SOFR (M)	5.75%		03/2027		4,784	4,784
Orange Barrel Media, LLC			9.47%	SOFR (M)	5.75%		10/2027		6,065	6,065	(g)
										10,849		0.21%
Total Private Asset-Backed Investment (Cost $228,234)										237,188		4.60%
Preferred Equity(b)(c)(d)(e)
Automobiles and Components
Automotive Keys Investor, LLC						12/2020		37,749		4	(j)
Automotive Keys Investor, LLC						01/2023		25,000		2	(j)
										6		—%
Commercial and Professional Services
Denali Parent Holdings, L.P.		Series A	8.00% PIK			08/2025		94,500		945
Endurance PT Technology Holdings LLC			8.00% PIK			10/2025		81		81
KBS Topco, LLC						03/2024		901,730		—	(f)(j)
UPBW Blocker, LLC			15.00% PIK			07/2025		410		44
WSC Ultimate Holdings, LLC		Class A	10.00% PIK			05/2024		1,020		119
										1,189		0.02%
Consumer Distribution and Retail
City Line Investments LLC		Class A	8.00% PIK			08/2023		30,038		34
GMP Hills, LP						11/2023		611,000		874	(j)
Metis Holdco, Inc.		Class A	7.00% PIK			05/2021		7,959		10,998
Monolith Brands Group, Inc.		Series A				04/2022		192,811		—	(j)
Royal Parent, LP		Class A	10.00% PIK			07/2024		293,000		273
										12,179		0.24%

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Preferred Equity(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Consumer Services
Aragorn Parent Holdings LP		Series A	10.00% PIK			10/2020		50,000		$145
Family First Bidco Limited	United Kingdom		12.50%			12/2022		20,838		16
Mustang Prospects Holdco, LLC		Class A				09/2024		54		52	(j)
OMERS Mahomes Investment Holdings LLC			15.00% PIK			07/2023		2		23
										236		—%
Financial Services
Aquarian Peninsula Holdings LLC			12.75% PIK	SOFR (Q)	—%	12/2022		35,481,024		44,840
ASE Royal Aggregator, LLC		Class A				07/2023		1,646,000		2,153	(j)
MC CIF WEALTH MANAGEMENT (UK) LTD.	United Kingdom		12.00% PIK			08/2025		639		662
MC CIF WEALTH MANAGEMENT (UK) LTD.	United Kingdom		12.00% (6.00% PIK)			08/2025		639		648
TVG-TMG Holdings, LLC		Series A				03/2022		50		50	(j)
										48,353		0.94%
Food, Beverage and Tobacco
Gotham Greens Holdings, PBC		Series E-1				06/2022		76,779		—	(f)(j)
										—		—%
Health Care Equipment and Services
Aerin Medical Inc.						12/2024		152,624		176	(j)
GMR Buyer Corp.			15.00% PIK			05/2024		19,472		24,700
Minerva Holdco, Inc.		Series A	10.75% PIK			02/2022		21,262		32,262
Olympia Acquisition, Inc.						02/2022		472		—	(j)
Olympia TopCo, L.P.						07/2021		2,184		—	(j)
OMERS Wildcats Investment Holdings LLC		Class A				08/2023		19		10	(j)
Symplr Software Intermediate Holdings, Inc.		Series C-1	11.00% PIK			12/2020		50		70

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Preferred Equity(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Symplr Software Intermediate Holdings, Inc.		Series C-2	11.00% PIK			06/2021		5,980		$7,922
Symplr Software Intermediate Holdings, Inc.		Series C-3	11.00% PIK			10/2021		789		1,010
WSHP FC Holdings LLC						11/2024		5		—	(j)
										66,150		1.28%
Insurance
HIG Intermediate, Inc.			10.50%			12/2024		5,290		5,290
High Street HoldCo LLC		Series A-1	10.00% PIK			01/2022		3,898,354		6,208
High Street HoldCo LLC		Series A-2	10.00% PIK			01/2022		789,494		1,241
High Street HoldCo LLC		Series A-3	10.00% PIK			01/2022		389,813		608
High Street HoldCo LLC		Series A-4	10.00% PIK			01/2022		1,480,301		2,289
High Street HoldCo LLC		Series A-5	10.00% PIK			01/2022		347,693		533
High Street HoldCo LLC		Series A-6	10.00% PIK			01/2022		660,617		1,005
High Street HoldCo LLC		Series A-7	10.00% PIK			01/2022		938,771		1,405
High Street HoldCo LLC		Series A-8	10.00% PIK			11/2022		409,637		560
High Street HoldCo LLC		Series A-9	10.00% PIK			11/2022		97,533		133
High Street HoldCo LLC		Series A-10	10.00% PIK			12/2022		253,585		343
High Street HoldCo LLC		Series A-11	10.00% PIK			12/2022		331,611		446
High Street HoldCo LLC		Series A-12	10.00% PIK			02/2023		702,235		936
High Street HoldCo LLC		Series A-13	10.00% PIK			04/2023		214,572		281
High Street HoldCo LLC		Series A-14	10.00% PIK			07/2023		136,546		174
High Street HoldCo LLC		Series A-15	10.00% PIK			07/2023		711,315		907
										22,359		0.43%
Materials
Novipax Parent Holding Company, L.L.C.		Class A				12/2020		50		39	(j)
Plaskolite PPC Blocker LLC						10/2023		1		—	(j)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Preferred Equity(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Plaskolite PPC Blocker LLC						05/2025		3,271		$64	(j)
										103		—%
Pharmaceuticals, Biotechnology and Life Sciences
Cardinal Topco Holdings, LP		Class A	8.00% PIK			09/2020		83		164
Cobalt Holdings I, LP			8.00% PIK			10/2021		50		20
Cobalt Intermediate I, Inc.		Series A	13.75% PIK			10/2021		8,582		14,909
										15,093		0.29%
Software and Services
Activate holdings (US) Corp.						10/2023		50,000		68	(j)
Banyan Software Intermediate, Inc.			14.00% PIK			01/2025		45,787		50,497
CBTS TopCo, L.P.			8.00%			12/2024		1,100,000		1,201
Cority Parent, Inc.	Canada	Class A-1	9.00% PIK			07/2019		50		224
DCert Preferred Holdings, Inc.		Series A	10.50% PIK			05/2021		22,284		30,700
Diligent Preferred Issuer, Inc.			10.50% PIK			04/2021		1,476		2,280
Eclipse Topco, Inc.			12.50% PIK			09/2024		118		1,386
EZ Elemica Holdings, Inc.						09/2019		50		77	(j)
GSV PracticeTek Holdings, LLC		Class A	8.00% PIK			03/2021		269,272		263
ID.me, Inc.						08/2025		1,872,803		2,868	(j)
Jams Holdings LP			8.00% PIK			06/2025		139,000		190
Knockout Intermediate Holdings I Inc.			14.35% PIK	SOFR (S)	10.75%	06/2022		4,005		6,422
Magic Topco, L.P.		Class A	9.00% PIK			09/2020		58		154
ModMed Software Midco Holdings, Inc.			13.00% PIK			04/2025		13,000		14,153
Packers Software Intermediate Holdings, Inc.		Series A	11.00% PIK			11/2020		50		83
Packers Software Intermediate Holdings, Inc.		Series A-2	11.00% PIK			12/2020		18		29
Packers Software Intermediate Holdings, Inc.		Series A-3	11.00% PIK			11/2021		24		35
Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Preferred Equity(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
PCMI Ultimate Holdings, LP			9.00% PIK			03/2025		145		$187
Peachtree Parent, Inc.		Series A	13.25% PIK			03/2019		25		62
Sunshine Software Holdings, Inc.		Series A	10.50% PIK			10/2021		15,929		20,840
SuperMoose NewCo, Inc.			15.00% PIK			04/2024		17,961		23,110
Wellington TopCo LP		Class A-2				06/2024		143,000		171	(j)
										155,000		3.00%
Sports, Media & Entertainment
CFC Funding LLC			9.75% PIK			07/2023		4,270		5,166
Fever Labs, Inc.						08/2024		59,428		311	(j)
Fever Labs, Inc.			13.50% PIK			06/2025		776		836
League One Volleyball, Inc.		Series B				07/2023		194		2	(j)
League One Volleyball, Inc.						09/2024		67		1	(j)
LiveBarn Inc.	Canada					08/2023		648,925		3,429	(j)
Melody TopCo LP			11.00% PIK			07/2025		1,199		2,201
Melody TopCo LP			11.00% PIK			07/2025		1,199		247
PFL MMA, Inc.		Series E				04/2022		7,823		—	(j)
Propagate Content LLC			8.00% PIK			10/2025		0		35
										12,228		0.24%
Telecommunication Services
6DG TOPCO LIMITED	United Kingdom					02/2024		1,371,829,990		—	(j)
										—		—%
Transportation
FIP RR Holdings LLC			10.00% PIK			08/2025		12,191		11,867
Neovia Acquisition, LLC		Class B	17.97% PIK			11/2022		718		1,032
										12,899		0.25%
Utilities
Ferrellgas, L.P.			8.96%			03/2021		8,898		10,179
										10,179		0.20%
Total Preferred Equity (Cost $372,082)										355,974		6.90%

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Automobiles and Components
Automotive Keys Investor, LLC		Class A				11/2020		62,749		$—	(d)(e)(j)
Clarity Technologies Holdings, LP		Class A				09/2025		4,541		454	(d)(e)(j)
Continental Group Holdings, L.P.		Class A				07/2025		9,286		—	(d)(e)(j)
Highline PPC Blocker LLC						11/2020		500		108	(d)(e)(j)
Next Horizon Capital TireCo SPV, LP						03/2025		48,000		58	(d)(e)(j)
Sun TopCo, LP		Class A				09/2021		1,000		142	(d)(e)(j)
Victory Topco, LP		Class A-2				11/2023		2,510		701	(d)(e)(j)
										1,463		0.03%
Capital Goods
Align Precision Topco, L.P.		Class A				07/2025		1,486		66	(d)(e)(j)
Allclear Group LLC						05/2025		1,146		—	(d)(e)(j)
Dynamic NC Investment Holdings, LP						12/2020		50,000		81	(d)(e)(j)
GB Helios Holdings, L.P.		Series A				05/2024		59		99	(d)(e)(j)
HPCC Parent, Inc.						09/2024		148,775		1,492	(d)(e)(j)
IMPEL CV-B, LP						03/2025		130,381		128	(d)(e)(j)
Kene Holdings, L.P.		Class A				08/2019		50,000		87	(d)(e)(j)
OPH NEP Investment, LLC		Class B				05/2024		2		745	(d)(e)(j)
										2,698		0.05%
Commercial and Professional Services
Bedrock Parent Holdings, LP		Class A				04/2021		644		55	(d)(e)(j)
Bluejack Fire Holdings, LLC						01/2025		195		186	(d)(e)(j)
Capstone Parent Holdings, LP		Class A				11/2020		50		90	(d)(e)(j)
Drogon Aggregator LP		Class A-2				08/2024		186,000		204	(d)(e)(j)
Elliott Davis Advisory HoldCo, LLC		Class A-1				07/2025		212,000		212	(d)(e)(j)
Elliott Metron Co-Investor Aggregator L.P.						10/2022		1,000,000		1,720	(d)(e)(j)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Endurance PT Technology Holdings LLC						10/2025		90		$9	(d)(e)(j)
GCM HVAC TOPCO, LLC		Class A				09/2024		756,697		1,051	(e)(j)
KBS Topco, LLC		Class A				03/2024		901,730		—	(d)(e)(f)(j)
KKR Nest Co-Invest L.P.						09/2021		50,000		64	(d)(e)(j)
Laboratories Topco LLC		Class A				07/2021		33,333		—	(d)(e)(j)
LBC Woodlands Holdings LP		Class A-1				07/2024		108,000		79	(d)(e)(j)
MS Precision Parent, LP						03/2025		179,000		196	(d)(e)(j)
New Insight Holdings, Inc.						07/2024		1,788		21	(d)(e)(f)(j)
Pond Management Group Holdings, LLC						11/2025		1,590		159	(d)(e)(j)
PSP Registrar Co-Investment Fund, L.P.		Class A				08/2021		50		35	(d)(e)(j)
RC V Tecmo Investor LLC						08/2020		50,000		91	(d)(e)(j)
Schill Holdings, LP						12/2025		123,000		123	(d)(e)(j)
SSE Parent, LP		Class A-1				06/2020		25		—	(d)(e)(j)
SSE Parent, LP		Class A-2				06/2020		25		—	(d)(e)(j)
Talon Holdings SCSP	Luxembourg	Class A				07/2025		319,000		398	(d)(e)(j)
TVG-MGT UPPER INTERMEDIATE HOLDINGS, LLC		Class A				08/2025		49		75	(e)(j)
Unity Purchaser, LLC		Class A				01/2025		358,000		347	(d)(e)(j)
UPBW Blocker, LLC						03/2024		4,700		557	(d)(e)(j)
UPBW Blocker, LLC		Class Ares				09/2024		304		36	(d)(e)(j)
VEIT Topco, LLC						12/2025		3,000		55	(e)(j)
WSC Ultimate Holdings, LLC		Class A				05/2024		95		46	(d)(e)(j)
										5,809		0.11%
Consumer Distribution and Retail
Arko Corp						12/2020		106		—	(d)(j)
Emerald Lake Pearl Acquisition-A, L.P.						07/2021		43,500		164	(d)(e)(j)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Fastsigns Holdings Inc.						03/2019		50		$97	(d)(e)(j)
GMF Group Holdings, LP						12/2025		303		303	(d)(e)(j)
KCAKE Holdings Inc.						05/2021		50		76	(d)(e)(j)
LJ Perimeter Co-Invest, L.P.		Class A				10/2022		50,052		23	(d)(e)(j)
Marcone Yellowstone Holdings, LLC		Class A				06/2021		96		—	(d)(e)(j)
Metis Topco, LP						05/2021		50		90	(d)(e)(j)
REP WWP Coinvest IV, L.P.						01/2023		25,000		—	(d)(e)(j)
Restaurant Produce and Services Blocker, LLC		Tranche B				05/2023		50,000		39	(d)(e)(j)
Shur-Co HoldCo, Inc.						06/2021		500		115	(d)(e)(j)
Stonecourt IV Partners LP						10/2021		2,423,676		1,677	(d)(e)(j)
										2,584		0.05%
Consumer Durables and Apparel
Centric Brands L.P.		Class A				10/2020		21,364		259	(d)(e)(j)
DRS Holdings I, Inc.						11/2019		50		57	(d)(e)(j)
SEP Diamond Fund, L.P.						06/2024		2,325,548		3,728	(d)(e)(j)
										4,044		0.08%
Consumer Services
Aimbridge Topco, LLC						03/2025		11,970		727	(d)(e)(j)
Apex Service Partners Holdings, LLC		Series B				10/2023		44,263		1,921	(d)(e)(j)
BPCP Pinnacle Holdings, Inc.						10/2024		189		19	(d)(e)(j)
Calera XXVIII, LLC						12/2025		234,587		235	(e)(j)
CMG Buyer Holdings, Inc.						05/2022		5		132	(d)(e)(j)
Family First Bidco Limited	United Kingdom					12/2022		176		—	(d)(e)(j)
GS SEER Group Holdings LLC		Class A				04/2023		25		12	(d)(e)(j)
IHS Parent Holdings, L.P.		Class A				12/2022		25,000		29	(d)(e)(j)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
KKR Game Changer Co-Invest Feeder II L.P.						06/2024		467,000		$577	(d)(e)(j)
LBC Breeze Holdings LLC		Class A				12/2021		50		12	(d)(e)(j)
Leviathan Holdings, L.P.						12/2022		38,000		50	(d)(e)(j)
LH Equity Investors, L.P.						09/2025		667		697	(d)(e)(j)
Meaningful Partners Fitness Ventures Co-Investment LP						07/2024		686,000		705	(d)(e)(j)
Mustang Prospects Holdco, LLC		Class B				09/2024		54,103		22	(d)(e)(j)
Northwinds Services Group LLC						05/2023		60,684		101	(d)(e)(j)
OMERS Mahomes Investment Holdings LLC		Class A				11/2020		16		66	(d)(e)(j)
PestCo Holdings, LLC		Class A				01/2023		2		41	(d)(e)(j)
Rust Investment Sarl	Luxembourg					11/2024		3,354,688		—	(d)(e)(j)
Rust Investment Sarl	Luxembourg					11/2024		3,354,688		—	(d)(e)(j)
Rust Investment Sarl	Luxembourg					11/2024		3,354,688		—	(d)(e)(j)
Rust Investment Sarl	Luxembourg					11/2024		3,354,688		—	(d)(e)(j)
Rust Investment Sarl	Luxembourg					11/2024		3,354,688		—	(d)(e)(j)
Rust Investment Sarl	Luxembourg					11/2024		3,354,688		—	(d)(e)(j)
Rust Investment Sarl	Luxembourg					11/2024		3,354,688		—	(d)(e)(j)
Rust Investment Sarl	Luxembourg					11/2024		389,395		—	(d)(e)(j)
Rust Investment Sarl	Luxembourg					11/2024		3,354,688		—	(d)(e)(j)
Rust Investment Sarl	Luxembourg					11/2024		3,354,688		—	(d)(e)(j)
TSWT Holdings, LLC						11/2025		1		17	(d)(e)(j)
Vertex Service Partners Holdings, LLC		Class B				11/2023		33		21	(d)(e)(j)
ZBS Mechanical Group Co-Invest Fund 2, LLC						10/2021		50,000		134	(d)(e)(j)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
ZBS Mechanical Group Co-Invest II Fund 2, LLC						02/2025		4,767		$26	(d)(e)(j)
										5,544		0.11%
Energy
Enviva Inc.						12/2024		1,273,882		20,127	(j)
Galileo Co-Investment Trust I	New Zealand					07/2022		50,000		33	(d)(e)(j)
										20,160		0.39%
Financial Services
Ardagh Holdings USA Inc.						—		1,836,906		16,100	(j)
BCC Blueprint Investments, LLC						09/2021		921,829		1,102	(d)(e)(j)
Constellation Wealth Capital Fund, L.P.						01/2024		628,202		631	(d)(e)(j)
CWC Fund I Co-Invest (AlTi) LP						03/2024		3,276,000		3,895	(d)(e)(j)
CWC Fund I Co-Invest (MFA) LP						08/2025		287,000		287	(d)(e)(j)
CWC Fund I Co-Invest (Prism) LP						03/2024		2,374,000		2,754	(d)(e)(j)
Eagle Point Credit Co Inc						11/2025		94,442		544	(j)
Endeavor TopCo, Inc.		Class A				08/2024		323		496	(d)(e)(j)
GTCR (D) Investors LP						09/2023		39,339		83	(d)(e)(j)
Integrum Grit Co-Invest LP						07/2025		65,250		56	(d)(e)(j)
Jewel Bidco Limited	United Kingdom					05/2025		253		—	(d)(e)(f)(j)
Kelso XI Tailwind Co-Investment, L.P.						09/2023		48,023		69	(d)(e)(j)
Linden Structured Capital Fund II-A LP						07/2024		450,625		545	(d)(e)(j)
MC ACCELERATE CO-INVEST FEEDER LP						08/2025		1,000		1	(e)(j)
Oxford Lane Capital Corp.						11/2025		75,000		1,098	(j)
PCS Parent, L.P.		Class A				03/2024		80,000		88	(d)(e)(j)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Sera 2021 LLC		Class A				03/2021		4		$234	(d)(e)(j)
TPG IX Cardiff CI II, L.P.						12/2024		2,299,421		2,915	(d)(e)(j)
TPG IX Cardiff CI II, L.P.						12/2025		255,959		256	(d)(e)(j)
TVG-TMG Holdings, LLC						03/2022		50		7	(d)(e)(j)
WAAM Topco, LLC		Class A				06/2023		45,831		175	(e)(j)
Wellington-Altus Financial Inc.	Canada					08/2024		74,001		3,882	(d)(e)(j)
										35,218		0.68%
Food, Beverage and Tobacco
Forward Keystone Holdings, LP						03/2025		588,000		648	(d)(e)(j)
PPC CHG Blocker LLC						12/2021		1		83	(d)(e)(j)
SBC Aggregator LP						02/2025		1,247		1,611	(d)(e)(j)
Watermill Express Holdings, LLC		Class E				07/2025		805		—	(d)(e)(j)
										2,342		0.05%
Health Care Equipment and Services
Asclepius Holdings LLC						02/2022		448		—	(d)(e)(j)
AVE Holdings LP		Class A				03/2024		402		—	(d)(e)(j)
AVE Holdings LP		Class C				11/2023		983		—	(d)(e)(j)
BCPE Co-Invest (A), LP		Class A				02/2022		45,000		67	(d)(e)(j)
BCPE Hyperlink Holdings, LP		Class A				09/2025		4,683		47	(d)(e)(j)
BVI Group Limited						03/2025		532		605	(d)(e)(j)
CHPPR Holdings Inc.						12/2023		4,700		1,007	(e)(j)
Crown CT HoldCo Inc.		Class A				03/2022		5		60	(d)(e)(j)
Crown CT Management LLC						03/2022		1		10	(d)(e)(j)
General Atlantic (USU) Blocker Collection Holdco, L.P.						04/2025		305,000		491	(d)(e)(j)
General Atlantic (USU-2) Coinvest, L.P.						10/2025		61,653		62	(d)(e)(j)
KOLN Co-Invest Unblocked, LP		Class A				03/2023		50		85	(d)(e)(j)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Network Investco BV	Netherlands					07/2022		1,073,830		$2,650	(d)(e)(j)
Olympia TopCo, L.P.		Class A				09/2019		50,000		—	(d)(e)(j)
OMERS Bluejay Investment Holdings LP		Class A				07/2018		25		45	(d)(e)(j)
OMERS Wildcats Investment Holdings LLC		Class A				10/2019		216		114	(d)(e)(j)
SiroMed Equity Holdings, LLC						03/2018		3,703		12	(d)(e)(j)
VPP Group Holdings, L.P.						12/2021		50		66	(d)(e)(j)
VPP Group Holdings, L.P.		Class A2				03/2023		0		—	(d)(e)(j)
WSHP FC Holdings LLC						07/2022		374		6	(d)(e)(j)
										5,327		0.10%
Household and Personal Products
CDI Holdings I Corp.						12/2021		50		18	(d)(e)(j)
RMCF V CIV XLIV, L.P.						08/2021		54		14	(d)(e)(j)
Silk Holdings I Corp.						05/2023		228		562	(d)(e)(j)
TCI Holdings, LP						11/2024		9,050		918	(d)(e)(j)
										1,512		0.03%
Insurance
15484910 Canada Inc.	Canada					04/2025		2,225,693		1,548	(d)(e)(j)
CFCo, LLC		Class B				09/2023		5,035,395		—	(d)(e)(j)
High Street HoldCo LLC		Series A	10.00 PIK%			04/2021		88,605		270	(d)(e)
High Street HoldCo LLC		Series C	10.00 PIK%			04/2021		563,740		1,714	(d)(e)
INSZ Holdings, LLC						11/2022		31,139		54	(d)(e)(j)
INSZ Holdings, LLC						11/2023		1,073,000		1,861	(d)(e)(j)
Knight Holdings, LP						11/2025		8,042		80	(d)(e)(j)
Maple Acquisition Holdings, LP		Class A2				11/2023		13,871		315	(d)(e)(j)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
MDCP Co-Investors (Jade I), L.P.						06/2025		2,490,000		$3,749	(d)(e)(j)
Rocket Co-Invest, SLP	Luxembourg					03/2024		188,027		261	(d)(e)(j)
										9,852		0.19%
Materials
Adonis Acquisition Holdings Parent LLC						02/2025		66,089		1,873	(d)(e)(j)
ASP-r-pac Holdings LP		Class A				12/2021		514		54	(d)(e)(j)
Buckman PPC Co-Invest LP						06/2025		906,000		1,059	(d)(e)(j)
KNPAK Holdings, LP		Class A				07/2019		100,000		121	(d)(e)(j)
Meyer Parent, LLC						02/2024		12,000		8	(d)(e)(j)
NCP MSI Co-Invest, LP						03/2025		130,000		165	(d)(e)(j)
Novipax Parent Holding Company, L.L.C.		Class C				12/2020		50		—	(d)(e)(j)
Plaskolite PPC Blocker LLC						12/2018		10		—	(d)(e)(j)
										3,280		0.06%
Pharmaceuticals, Biotechnology and Life Sciences
Cobalt Holdings I, LP		Class A				10/2021		500		—	(d)(e)(j)
Creek Feeder, L.P.						12/2024		1,447,000		2,125	(d)(e)(j)
Gula Co-Invest II, L.P.						04/2025		28		37	(d)(e)(j)
WCI-BXC Investment Holdings, L.P.						11/2023		126,000		129	(d)(e)(j)
										2,291		0.04%
Real Estate Management and Development
Illinois Investment S.a.r.l.	Luxembourg	Class A				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class B				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class C				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class D				09/2021		3,400,700		—	(d)(e)(j)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Illinois Investment S.a.r.l.	Luxembourg	Class E				09/2021		3,400,700		$—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class F				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class G				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class H				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class I				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg					09/2021		1,310,564		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg					05/2022		106,292		—	(d)(e)(j)
										—		—%
Software and Services
APG Holdings, LLC		Class A				01/2020		50,000		39	(d)(e)(j)
Astorg VII Co-Invest ERT	Luxembourg					01/2020		1,208,500		3,068	(d)(e)(j)
Avaya Holdings Corp.						05/2023		2,607		38	(j)
Avaya Holdings Corp.						0		76,384		1,121	(j)
Bobcat Topco, L.P.		Class A-1				06/2023		56,770		60	(d)(e)(j)
BV-UFS Aggregator, LLC						12/2025		19,611		20	(d)(e)(j)
Consilio Investment Holdings, L.P.		Series A				09/2022		243		6	(d)(e)(j)
Consilio Investment Holdings, L.P.						05/2021		5,038		109	(d)(e)(j)
Cority Parent, Inc.	Canada	Class B-1				07/2019		47,536		2	(d)(e)(j)
Destiny Digital Holdings, L.P.						05/2021		3,076		57	(d)(e)(j)
Eclipse Investor Parent, L.P.		Class A				09/2024		102		109	(d)(e)(j)
Elliott Alto Co-Investor Aggregator L.P.						09/2022		500,000		1,437	(d)(e)(j)
EQT IX Co-Investment (E) SCSP						04/2021		5,000		104	(d)(e)(j)
H&F Unite Partners, L.P.						05/2019		50,032		127	(d)(e)(j)
Haveli Cascade Co-Invest I, L.P.						09/2025		97,000		97	(d)(e)(j)
iCapital, Inc.						04/2025		295,434		4,351	(d)(e)(j)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Insight PDI Holdings, LLC		Class A				03/2019		26,548		$61	(d)(e)(j)
Magic Topco, L.P.		Class B				09/2020		12,975		—	(d)(e)(j)
Magnesium Co-Invest SCSp	Luxembourg					05/2022		5		61	(d)(e)(j)
Paradigmatic Holdco LLC						08/2024		1,057,325		—	(d)(e)(j)
PCMI Ultimate Holdings, LP		Class B				03/2025		34,526		—	(d)(e)(j)
RMS Group Holdings, Inc.						12/2021		6		23	(d)(e)(j)
Rocket Parent, LLC		Class A				10/2021		74,502		503	(d)(e)(j)
Skywalker TopCo, LLC						11/2020		25,407		126	(d)(e)(j)
Sunshine Software Holdings, Inc.		Class A-1				10/2021		5,000		73	(d)(e)(j)
WP Victors Co-Investment, L.P.						08/2024		904,163		2,095	(d)(e)(j)
										13,687		0.27%
Sports, Media & Entertainment
AE EventsCo Holdings LLC		Class A-1 Units				10/2025		7		70	(d)(e)(j)
AE EventsCo Holdings LLC		Class A-2 Units				10/2025		10		97	(d)(e)(j)
AE EventsCo Holdings LLC		Class A-3 Units				10/2025		5		46	(d)(e)(j)
County Line South Properties, LLC		Class A				12/2024		8		1,944	(d)(e)(j)
Dolphin Center Properties, LLC		Class A				12/2024		8		479	(d)(e)(j)
Dundee Eros, LP						11/2024		1,682,452		1,579	(d)(e)(j)
Eagle Football Holdings Limited	United Kingdom					09/2023		14		—	(d)(e)(j)
FEH Group, LLC.		Class A				12/2024		8		66,658	(d)(e)(j)
GSM Rights Fund II LP						03/2025		251,849		258	(d)(e)(j)
Melody Holdings LP		Class A-1				07/2025		484		864	(d)(e)(j)
Melody Holdings LP		Class A-2				07/2025		484		97	(d)(e)(j)
Production Resource Group, L.L.C.						10/2025		3,010		259	(d)(e)(j)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Sandlot Action Sports, LLC						05/2024		3,384		$22	(d)(e)(j)
South Florida Motorsports, LLC		Class A				12/2024		8		2,630	(d)(e)(j)
South Florida Tennis, LLC						10/2025		8		706	(d)(e)(j)
Stadium Coinvest (B)-III, L.P.						02/2025		650,000		749	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class A				06/2021		491,621		1,107	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class B				06/2021		491,621		1,106	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class C				06/2021		491,621		1,106	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class D				06/2021		491,621		1,106	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class E				06/2021		491,621		1,106	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class F				06/2021		491,621		1,106	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class G				06/2021		491,621		1,106	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class H				06/2021		491,621		1,106	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class I				06/2021		491,621		1,106	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg					06/2021		590		108	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg					04/2022		25,565		—	(d)(e)(j)
										86,521		1.68%
Technology Hardware and Equipment
PerkinElmer Topco GP, L.L.C.		Class A-2				01/2022		365		53	(d)(e)(j)
Repairify Holdings, LLC		Class A				06/2021		1,655		28	(d)(e)(j)
										81		—%
Transportation
Neovia Acquisition, LLC						11/2022		6		—	(e)(j)
Providence Equity Partners IX-C L.P.						07/2025		52,177		52	(d)(e)(j)
										52		—%

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Common Equity (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Utilities
Apex Clean Energy TopCo, LLC		Class A				11/2021		149,776		$25,315	(d)(e)(j)
Apex Clean Energy TopCo, LLC		Class B				07/2025		12,571		2,125	(d)(e)(j)
FIC Matterhorn CF Feeder, LP						08/2025		684		1	(d)(e)(j)
FIC Matterhorn CF, LP						08/2025		807,179		807	(d)(e)(j)
										28,248		0.55%
Total Common Equity (Cost $172,977)										230,713		4.47%
Warrants(d)(e)(j)
Commercial and Professional Services
New Insight Holdings, Inc.						07/2024		5,104		—	(f)
Priority Waste Super Holdings, LLC						08/2023		4,247		—
Priority Waste Super Holdings, LLC						06/2024		1,937		—	(f)
										—		—%
Food, Beverage and Tobacco
Gotham Greens Holdings, PBC						06/2022		31,842		—	(f)
										—		—%
Health Care Equipment and Services
Air Medical Buyer Corp						03/2018		122		2
CHPPR Holdings Inc.						12/2023		13,942		1,553
CHPPR Holdings Inc.						12/2023		6,604		565
CHPPR Holdings Inc.						12/2023		7,625		1,634
CHPPR Holdings Inc.						12/2023		3,054		654
GMR Buyer Corp.						12/2021		1,927		27
GMR Buyer Corp.						05/2024		959,055		13,385
Nomi Health, Inc.						07/2023		2,174		—
Nomi Health, Inc.						06/2024		4,857		—
										17,820		0.35%
Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Warrants(d)(e)(j) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
Insurance
SelectQuote, Inc.						10/2024		57,965		$1
										1	—%
Software and Services
ID.me, Inc.						01/2025		1,198,188		1,834
										1,834	0.04%
Sports, Media & Entertainment
Eagle Football Holdings Limited						12/2022		5		—
Eagle Football Holdings Limited						12/2022		5		—
Fever Labs, Inc.						06/2025		15,704		—
League One						01/2025		8		—
Volleyball, Inc.
PFL MMA, Inc.						01/2021		115,111		—
PFL MMA, Inc.						11/2022		2,457		—
										—	—%
Transportation
FIP RR						08/2025		2,103		731
Holdings LLC
										731	0.01%
Total Warrants (Cost $3,362)										20,386	0.40%
Total Investments — (Cost $7,590,132)										7,636,217	147.98%
Other Assets in Excess of Liabilities										(2,475,956)	(47.98)%
Net Assets										$5,160,261	100.00%

(a)  Investment holdings in foreign currencies are converted to U.S. dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. dollars unless otherwise noted.

(b)  Variable rate loans to the Fund's portfolio companies bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate ("SOFR"), or an alternate base rate such as the Bank Bill Swap Bid Rate ("BBSY"), Bank Bill Benchmark Rate ("BKBM"), Canadian Dollar Offered Rate ("CDOR"), Copenhagen Interbank Offered Rate ("CIBOR"), Euro Interbank Offered Rate ("EURIBOR"), Norwegian Interbank Offered Rate ("NIBOR"), Prime Rate ("PRIME"), Sterling Overnight Index Average ("SONIA"), Stockholm Interbank Offered Rate ("STIBOR") or Warsaw Interbank Offered Rate ("WIBOR"), at the borrower's option, which reset semi-annually (S), quarterly (Q), bi-monthly (B), or monthly (M). SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. Stated interest rates in this schedule represents the "all-in" rate as of December 31, 2025.

(c)  Variable rate coupon rate shown as of December 31, 2025.

(d)  These investments, which as of December 31, 2025 represented 146% of the Fund's net assets or 99% of the Fund's total assets, may be subject to legal restrictions on sales. Acquisition dates are included above for equity securities that may be subject to legal restrictions on sales.

(e)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 4 to the consolidated financial statements).

(f)  These assets are pledged as collateral under the Fund or the Fund's consolidated subsidiaries' various revolving credit facilities.

(g)  As of December 31, 2025, the Fund had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied.

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
15484880 Canada Inc.	1st Lien Delay Draw Term Loan	$622	$—	$622
15484880 Canada Inc.	1st Lien Revolving Loan	302	(45)	257
15484910 Canada Inc.	Subordinated Delay Draw Term Loan	452	—	452
3 Step Sports LLC	1st Lien Delay Draw Term Loan	1,498	—	1,498
3 Step Sports LLC	1st Lien Revolving Loan	124	—	124
Abingdon Global Acquisitions Limited	1st Lien Delay Draw Term Loan	291	—	291
Accommodations Plus Technologies LLC	1st Lien Revolving Loan	219	—	219
ACP Avenu Buyer, LLC	1st Lien Delay Draw Term Loan	2,973	—	2,973
ACP Avenu Buyer, LLC	1st Lien Revolving Loan	1,057	—	1,057
Acta GroupCo B.V.	1st Lien Delay Draw Term Loan	1,761	—	1,761
ACTFY Buyer, Inc.	1st Lien Delay Draw Term Loan	328	—	328
ACTFY Buyer, Inc.	1st Lien Revolving Loan	476	—	476
Activate holdings (US) Corp.	1st Lien Revolving Loan	579	—	579
Adonis Acquisition Holdings LLC	1st Lien Delay Draw Term Loan	760	—	760
Adonis Acquisition Holdings LLC	1st Lien Revolving Loan	1	(1)	—
Adonis Bidco, Inc.	1st Lien Delay Draw Term Loan	12,593	—	12,593
Adonis Bidco, Inc.	1st Lien Revolving Loan	5,688	—	5,688
Aduro Advisors, LLC	1st Lien Delay Draw Term Loan	1,006	—	1,006
Aduro Advisors, LLC	1st Lien Revolving Loan	597	—	597
Aerin Medical Inc.	1st Lien Delay Draw Term Loan	754	—	754
AeriTek Global US Acquisition Inc.	1st Lien Revolving Loan	69	(27)	42
AI Titan Parent, Inc.	1st Lien Delay Draw Term Loan	1,387	—	1,387
AI Titan Parent, Inc.	1st Lien Revolving Loan	1,546	—	1,546
Airx Climate Solutions, Inc.	1st Lien Delay Draw Term Loan	2,160	—	2,160
Airx Climate Solutions, Inc.	1st Lien Revolving Loan	463	—	463
Alcami Corporation	1st Lien Revolving Loan	28	(6)	22
Alcresta Therapeutics, Inc.	1st Lien Delay Draw Term Loan	508	—	508
Alcresta Therapeutics, Inc.	1st Lien Revolving Loan	66	(4)	62
Aldinger Company	1st Lien Delay Draw Term Loan	428	—	428
Aldinger Company	1st Lien Revolving Loan	404	(20)	384
Aledade, Inc.	1st Lien Revolving Loan	4,682	(1,453)	3,229
Align Precision Group, LLC	1st Lien Delay Draw Term Loan	177	—	177
AllClear Military Inc.	1st Lien Delay Draw Term Loan	162	—	162
AllClear Military Inc.	1st Lien Revolving Loan	162	—	162
Anaplan, Inc.	1st Lien Revolving Loan	381	—	381
Andwis Group Limited	1st Lien Delay Draw Term Loan	1,659	—	1,659
Antea Group Holding B.V.	1st Lien Delay Draw Term Loan	1,468	—	1,468
Antenore Bidco SpA	1st Lien Delay Draw Term Loan	528	—	528
AP Adhesives Holdings, LLC	1st Lien Delay Draw Term Loan	1,210	—	1,210

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
AP Adhesives Holdings, LLC	1st Lien Revolving Loan	$629	$—	$629
Apex Service Partners, LLC	1st Lien Revolving Loan	2,131	(559)	1,572
Aptean Acquiror Inc.	1st Lien Delay Draw Term Loan	592	—	592
Aptean Acquiror Inc.	1st Lien Revolving Loan	372	(106)	266
AQ Sunshine, Inc.	1st Lien Delay Draw Term Loan	2,591	—	2,591
AQ Sunshine, Inc.	1st Lien Revolving Loan	1,653	(529)	1,124
Archduke Buyer, Inc.	1st Lien Revolving Loan	351	—	351
Arete Bidco Limited	1st Lien Delay Draw Term Loan	5,164	—	5,164
Arrow Borrower 2025, Inc.	1st Lien Revolving Loan	101	—	101
Artemis BidCo 2 LLC	1st Lien Delay Draw Term Loan	194	—	194
Artemis BidCo 2 LLC	1st Lien Revolving Loan	1	(1)	—
Artifact Bidco, Inc.	1st Lien Delay Draw Term Loan	282	—	282
Artifact Bidco, Inc.	1st Lien Revolving Loan	252	—	252
Artivion, Inc.	1st Lien Delay Draw Term Loan	727	—	727
Artivion, Inc.	1st Lien Revolving Loan	336	(168)	168
ASPIRE BIDCO LIMITED	1st Lien Delay Draw Term Loan	1,332	—	1,332
ASP-r-pac Acquisition Co LLC	1st Lien Revolving Loan	840	(655)	185
Astra Service Partners, LLC	1st Lien Delay Draw Term Loan	1,055	—	1,055
athenahealth Group Inc.	1st Lien Revolving Loan	2,100	—	2,100
Avalign Technologies, Inc.	1st Lien Revolving Loan	250	(125)	125
AX VI INV3 Holding AB	1st Lien Delay Draw Term Loan	2,836	—	2,836
Badia Spices, LLC	1st Lien Revolving Loan	526	—	526
Bamboo Health Holdings, LLC	1st Lien Revolving Loan	212	—	212
Bamboo Purchaser, Inc.	1st Lien Delay Draw Term Loan	314	—	314
Bamboo Purchaser, Inc.	1st Lien Revolving Loan	1	(1)	—
Bamboo US BidCo LLC	1st Lien Delay Draw Term Loan	165	—	165
Bamboo US BidCo LLC	1st Lien Revolving Loan	1,413	—	1,413
Banyan Software Holdings, LLC	1st Lien Delay Draw Term Loan	15,685	—	15,685
Banyan Software Holdings, LLC	1st Lien Revolving Loan	509	—	509
Bayou Intermediate II, LLC	1st Lien Delay Draw Term Loan	164	—	164
Bayou Intermediate II, LLC	1st Lien Revolving Loan	157	—	157
BCPE Pequod Buyer, Inc.	1st Lien Revolving Loan	3,003	—	3,003
Beacon Pointe Harmony, LLC	1st Lien Delay Draw Term Loan	355	—	355
Beacon Pointe Harmony, LLC	1st Lien Revolving Loan	909	—	909
Beacon Wellness Brands, Inc.	1st Lien Revolving Loan	205	—	205
Bellwether Buyer, L.L.C.	1st Lien Delay Draw Term Loan	1,092	—	1,092
Bellwether Buyer, L.L.C.	1st Lien Revolving Loan	454	—	454
Berner Food & Beverage, LLC	1st Lien Revolving Loan	262	(126)	136
BGI Purchaser, Inc.	1st Lien Delay Draw Term Loan	1,595	—	1,595

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
BGI Purchaser, Inc.	1st Lien Revolving Loan	$4,673	$(2,856)	$1,817
BGIF IV Fearless Utility Services, Inc.	1st Lien Delay Draw Term Loan	162	—	162
BGIF IV Fearless Utility Services, Inc.	1st Lien Revolving Loan	709	—	709
Birdie Bidco, Inc.	1st Lien Delay Draw Term Loan	347	—	347
Birdie Bidco, Inc.	1st Lien Revolving Loan	303	(34)	269
Bluejack Fire Acquisition, Inc.	1st Lien Delay Draw Term Loan	1,416	—	1,416
Bluejack Fire Acquisition, Inc.	1st Lien Revolving Loan	294	(62)	232
BNZ TopCo B.V.	Subordinated Delay Draw Term Loan	7,906	—	7,906
Bobcat Purchaser, LLC	1st Lien Revolving Loan	306	—	306
Bobtail AcquisitionCo, LLC	1st Lien Delay Draw Term Loan	626	—	626
Bobtail AcquisitionCo, LLC	1st Lien Revolving Loan	310	(28)	282
Bottomline Technologies, Inc. and Legal Spend Holdings, LLC	1st Lien Revolving Loan	1,912	—	1,912
BrightStar Group Holdings, Inc.	1st Lien Revolving Loan	505	—	505
Bulab Holdings, Inc.	1st Lien Delay Draw Term Loan	4,996	—	4,996
Bulab Holdings, Inc.	1st Lien Revolving Loan	6,101	—	6,101
Bumble Bidco Limited	1st Lien Delay Draw Term Loan	1,822	—	1,822
Businessolver.com, Inc.	1st Lien Delay Draw Term Loan	182	—	182
Businessolver.com, Inc.	1st Lien Revolving Loan	84	—	84
BVI Medical, Inc.	1st Lien Delay Draw Term Loan	546	—	546
BVI Medical, Inc.	1st Lien Revolving Loan	1,586	—	1,586
Calculus Acquico Sarl	1st Lien Delay Draw Term Loan	883	—	883
Cambrex Corporation	1st Lien Delay Draw Term Loan	6,745	—	6,745
Cambrex Corporation	1st Lien Revolving Loan	5,890	(337)	5,553
Cannon Bridge Designated Activity Company	1st Lien Revolving Loan	7,179	(4,563)	2,616
Capnor Connery Bidco A/S	1st Lien Delay Draw Term Loan	427	—	427
Capstone Acquisition Holdings, Inc.	1st Lien Revolving Loan	3,135	—	3,135
Captive Resources Midco, LLC	1st Lien Revolving Loan	185	—	185
Cardinal Parent, Inc.	1st Lien Revolving Loan	1	—	1
Cards-Live Oak Holdings, Inc.	1st Lien Delay Draw Term Loan	4,783	—	4,783
Cards-Live Oak Holdings, Inc.	1st Lien Revolving Loan	2,669	(890)	1,779
Cascade Parent Inc.	1st Lien Revolving Loan	52	—	52
CB-SDG Limited	1st Lien Delay Draw Term Loan	73	—	73
CBTS BORROWER, LLC	1st Lien Delay Draw Term Loan	1,900	—	1,900
Celnor Group Limited	1st Lien Delay Draw Term Loan	4,840	—	4,840
CentralSquare Technologies, LLC	1st Lien Revolving Loan	3,402	—	3,402
Cezanne Bidco	1st Lien Delay Draw Term Loan	4,117	—	4,117
CFG Investments WH Limited	1st Lien Revolving Loan	5,100	(1,626)	3,474
Chariot Buyer LLC	1st Lien Revolving Loan	100	—	100
Chillaton Bidco Limited	1st Lien Delay Draw Term Loan	593	—	593

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Churchill Opco Holdings LLC	1st Lien Delay Draw Term Loan	$1,105	$—	$1,105
Churchill Opco Holdings LLC	1st Lien Revolving Loan	381	(24)	357
City Line Distributors LLC	1st Lien Revolving Loan	2	—	2
Clarion Home Services Group, LLC	1st Lien Revolving Loan	416	(333)	83
Clearstead Advisors, LLC	1st Lien Revolving Loan	34	(15)	19
Cloud Software Group, Inc.	1st Lien Revolving Loan	2,574	—	2,574
ClubCorp Holdings, Inc.	1st Lien Delay Draw Term Loan	97	—	97
ClubCorp Holdings, Inc.	1st Lien Revolving Loan	169	—	169
CMG HoldCo, LLC	1st Lien Delay Draw Term Loan	1,776	—	1,776
CMG HoldCo, LLC	1st Lien Revolving Loan	1,464	—	1,464
Cobalt Buyer Sub, Inc.	1st Lien Delay Draw Term Loan	2,156	—	2,156
Cobalt Buyer Sub, Inc.	1st Lien Revolving Loan	1,195	(747)	448
Collision SP Subco, LLC	1st Lien Delay Draw Term Loan	646	—	646
Collision SP Subco, LLC	1st Lien Revolving Loan	88	(13)	75
Comet Software	1st Lien Delay Draw Term Loan	868	—	868
Computer Services, Inc.	1st Lien Delay Draw Term Loan	837	—	837
Concert Golf Partners Holdco LLC	1st Lien Delay Draw Term Loan	712	—	712
Confirmasoft AB	1st Lien Delay Draw Term Loan	1,430	—	1,430
Continental Acquisition Holdings, Inc.	1st Lien Revolving Loan	2	(1)	1
Convera International Holdings Limited	1st Lien Revolving Loan	1,917	—	1,917
CoreRx, Inc.	1st Lien Revolving Loan	1	(1)	—
Cority Software Inc.	1st Lien Revolving Loan	1,602	—	1,602
Cornerstone OnDemand, Inc.	1st Lien Revolving Loan	100	(22)	78
Coupa Holdings, LLC	1st Lien Delay Draw Term Loan	20	—	20
Coupa Holdings, LLC	1st Lien Revolving Loan	1	—	1
CPIG Holdco Inc.	1st Lien Revolving Loan	2	(1)	1
CR Bidco Limited	1st Lien Delay Draw Term Loan	216	—	216
Cradle Lux Bidco S.a r.l	1st Lien Delay Draw Term Loan	256	—	256
Creek Parent, Inc.	1st Lien Revolving Loan	7,992	—	7,992
Crossco (1469) Limited	1st Lien Delay Draw Term Loan	1,042	—	1,042
Crown CT Parent Inc.	1st Lien Revolving Loan	904	(452)	452
CST Holding Company	1st Lien Revolving Loan	79	—	79
CVP Holdco, Inc.	1st Lien Delay Draw Term Loan	4,025	—	4,025
CVP Holdco, Inc.	1st Lien Revolving Loan	3,539	—	3,539
Cyber US Bidco LLC	1st Lien Delay Draw Term Loan	90	—	90
Cyber US Bidco LLC	1st Lien Revolving Loan	36	—	36
Databricks, Inc.	1st Lien Delay Draw Term Loan	1,378	—	1,378
Datix Bidco Limited	1st Lien Delay Draw Term Loan	891	—	891
Datix Bidco Limited	1st Lien Revolving Loan	1,423	—	1,423

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Davidson Hotel Company LLC	1st Lien Delay Draw Term Loan	$1,041	$—	$1,041
Davidson Hotel Company LLC	1st Lien Revolving Loan	567	—	567
DCert Buyer, Inc.	1st Lien Revolving Loan	185	—	185
DecoPac, Inc.	1st Lien Revolving Loan	4,655	(1,058)	3,597
Dedomena Bidco Limited	1st Lien Delay Draw Term Loan	396	—	396
Denali Intermediate Holdings, Inc.	1st Lien Revolving Loan	7,443	—	7,443
DFC Global Facility Borrower III LLC	1st Lien Revolving Loan	29,176	(24,391)	4,785
Diamond Mezzanine 24 LLC	1st Lien Revolving Loan	321	(103)	218
Diligent Corporation	1st Lien Delay Draw Term Loan	926	—	926
Diligent Corporation	1st Lien Revolving Loan	669	(157)	512
Divisions Holding Corporation	1st Lien Revolving Loan	99	—	99
Dorado Bidco, Inc.	1st Lien Delay Draw Term Loan	2,232	—	2,232
Dorado Bidco, Inc.	1st Lien Revolving Loan	698	—	698
DOXA Insurance Holdings LLC	1st Lien Delay Draw Term Loan	2,001	—	2,001
DOXA Insurance Holdings LLC	1st Lien Revolving Loan	210	(25)	185
Doxim Inc.	1st Lien Revolving Loan	2,198	—	2,198
DP Flores Holdings, LLC	1st Lien Delay Draw Term Loan	1,115	—	1,115
DP Flores Holdings, LLC	1st Lien Revolving Loan	513	—	513
Drivecentric Holdings, LLC	1st Lien Delay Draw Term Loan	449	—	449
Drivecentric Holdings, LLC	1st Lien Revolving Loan	518	—	518
Drogon Bidco Inc.	1st Lien Delay Draw Term Loan	550	—	550
Drogon Bidco Inc.	1st Lien Revolving Loan	445	—	445
DRS Holdings III, Inc.	1st Lien Revolving Loan	183	—	183
DuraServ LLC	1st Lien Delay Draw Term Loan	328	—	328
DuraServ LLC	1st Lien Revolving Loan	227	(30)	197
Dynamic NC Aerospace Holdings, LLC	1st Lien Revolving Loan	1,608	(536)	1,072
Eagle Football Holdings BidCo Limited	Subordinated Delay Draw Term Loan	34	—	34
EC Partners Spanish Bidco, S.L.U.	1st Lien Delay Draw Term Loan	652	—	652
ECG Bidco S.A.S.	1st Lien Delay Draw Term Loan	3,397	—	3,397
Echo Purchaser, Inc.	1st Lien Revolving Loan	213	—	213
Echo Senior Finco, LLC	1st Lien Delay Draw Term Loan	3,482	—	3,482
Echo Senior Finco, LLC	1st Lien Revolving Loan	449	—	449
Eclipse Buyer, Inc.	1st Lien Delay Draw Term Loan	7,630	—	7,630
Eclipse Buyer, Inc.	1st Lien Revolving Loan	4,351	—	4,351
Edition Holdings, Inc.	1st Lien Delay Draw Term Loan	758	—	758
Edition Holdings, Inc.	1st Lien Revolving Loan	192	—	192
Edmunds GovTech, Inc.	1st Lien Delay Draw Term Loan	327	—	327
Edmunds GovTech, Inc.	1st Lien Revolving Loan	64	(32)	32
Einstein Parent, Inc.	1st Lien Revolving Loan	537	—	537

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Elemica Parent, Inc.	1st Lien Revolving Loan	$1,358	$(1,267)	$91
Elevation Services Parent Holdings, LLC	1st Lien Revolving Loan	631	(454)	177
Elliott Davis Advisory, LLC	1st Lien Delay Draw Term Loan	192	—	192
Elliott Davis Advisory, LLC	1st Lien Revolving Loan	280	(100)	180
ELM DebtCo, LLC	1st Lien Delay Draw Term Loan	88	—	88
ELM DebtCo, LLC	1st Lien Revolving Loan	99	—	99
EMB Purchaser, Inc.	1st Lien Delay Draw Term Loan	10,403	—	10,403
EMB Purchaser, Inc.	1st Lien Revolving Loan	6,840	—	6,840
Empower Payments Investor, LLC	1st Lien Delay Draw Term Loan	78	—	78
Empower Payments Investor, LLC	1st Lien Revolving Loan	60	—	60
Endurance PT Technology Buyer Corporation	1st Lien Revolving Loan	50	(20)	30
Envisage Dental UK Limited	1st Lien Delay Draw Term Loan	2,917	—	2,917
Erasmus Acquisition Holding B.V.	1st Lien Delay Draw Term Loan	620	—	620
eResearchTechnology, Inc.	1st Lien Delay Draw Term Loan	3,915	—	3,915
eResearchTechnology, Inc.	1st Lien Revolving Loan	2,724	—	2,724
ESHA Intermediate, LLC	1st Lien Delay Draw Term Loan	319	—	319
ESHA Intermediate, LLC	1st Lien Revolving Loan	285	—	285
Essential Services Holding Corporation	1st Lien Delay Draw Term Loan	4,179	—	4,179
Essential Services Holding Corporation	1st Lien Revolving Loan	2,612	(1,045)	1,567
Eternal Aus Bidco Pty Ltd	1st Lien Delay Draw Term Loan	95	—	95
Europa Bidco Limited	1st Lien Delay Draw Term Loan	3,270	—	3,270
Europa Bidco Limited	1st Lien Revolving Loan	1,416	—	1,416
Evolent Health LLC	1st Lien Revolving Loan	3	(2)	1
Excel Fitness Consolidator LLC	1st Lien Delay Draw Term Loan	146	—	146
Excel Fitness Consolidator LLC	1st Lien Revolving Loan	42	(23)	19
Excelitas Technologies Corp.	1st Lien Delay Draw Term Loan	2,092	—	2,092
ExtraHop Networks, Inc.	1st Lien Revolving Loan	420	(252)	168
Fever Labs, Inc.	1st Lien Delay Draw Term Loan	1,242	—	1,242
Fever Labs, Inc.	1st Lien Revolving Loan	3,891	(2,083)	1,808
Firebird Acquisition Corp, Inc.	1st Lien Delay Draw Term Loan	897	—	897
Firebird Acquisition Corp, Inc.	1st Lien Revolving Loan	473	—	473
Fitness Ventures Holdings, Inc.	1st Lien Delay Draw Term Loan	537	—	537
FL Hawk Intermediate Holdings, Inc.	1st Lien Revolving Loan	2,646	—	2,646
Flexera Software LLC	1st Lien Revolving Loan	15	—	15
Flint Opco, LLC	1st Lien Delay Draw Term Loan	1,274	—	1,274
Flint Opco, LLC	1st Lien Revolving Loan	1	—	1
Flywheel Acquireco, Inc.	1st Lien Revolving Loan	1,664	(166)	1,498
Forward Keystone Holdings, LP	Subordinated Delay Draw Term Loan	1,167	—	1,167
Fossil Group, Inc.	1st Lien Revolving Loan	805	(87)	718

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Foundation Consumer Brands, LLC	1st Lien Revolving Loan	$788	$—	$788
Foundation Risk Partners, Corp.	1st Lien Revolving Loan	3,847	(962)	2,885
Frontline Road Safety Operations, LLC	1st Lien Delay Draw Term Loan	389	—	389
Frontline Road Safety Operations, LLC	1st Lien Revolving Loan	5,513	—	5,513
G702 Buyer, Inc.	1st Lien Revolving Loan	71	—	71
Galway Borrower LLC	1st Lien Delay Draw Term Loan	1,070	—	1,070
Galway Borrower LLC	1st Lien Revolving Loan	1,143	(200)	943
Gapco Aiv Interholdco (CP), L.P.	Subordinated Delay Draw Term Loan	1,730	—	1,730
GC Waves Holdings, Inc.	1st Lien Delay Draw Term Loan	237	—	237
GC Waves Holdings, Inc.	1st Lien Revolving Loan	173	—	173
Generator Buyer, Inc.	1st Lien Delay Draw Term Loan	158	—	158
Generator Buyer, Inc.	1st Lien Revolving Loan	264	—	264
GENERATOR US BUYER, INC.	1st Lien Delay Draw Term Loan	784	—	784
Gestion ABS Bidco Inc./ABS Bidco Holdings Inc.	1st Lien Delay Draw Term Loan	221	—	221
Gestion ABS Bidco Inc./ABS Bidco Holdings Inc.	1st Lien Revolving Loan	72	—	72
GHP-VGS Purchaser LLC	1st Lien Delay Draw Term Loan	926	—	926
GHP-VGS Purchaser LLC	1st Lien Revolving Loan	285	—	285
Global Music Rights, LLC	1st Lien Revolving Loan	6,442	—	6,442
GMF Parent, Inc.	1st Lien Delay Draw Term Loan	941	—	941
GMF Parent, Inc.	1st Lien Revolving Loan	366	—	366
GNZ Energy Bidco Limited	1st Lien Delay Draw Term Loan	1,129	—	1,129
Goldeneye Parent, LLC	1st Lien Revolving Loan	373	—	373
GreatBear Bidco Limited	1st Lien Delay Draw Term Loan	497	—	497
Grit Buyer, Inc.	1st Lien Delay Draw Term Loan	262	—	262
Grit Buyer, Inc.	1st Lien Revolving Loan	94	—	94
GS SEER Group Borrower LLC	1st Lien Delay Draw Term Loan	20	—	20
GS SEER Group Borrower LLC	1st Lien Revolving Loan	37	(9)	28
GSV Purchaser, Inc.	1st Lien Delay Draw Term Loan	1,878	—	1,878
GSV Purchaser, Inc.	1st Lien Revolving Loan	1,202	—	1,202
GTCR Everest Borrower, LLC	1st Lien Revolving Loan	211	—	211
GTCR F Buyer Corp.	1st Lien Delay Draw Term Loan	139	—	139
GTCR F Buyer Corp.	1st Lien Revolving Loan	46	(5)	41
Guidepoint Security Holdings, LLC	1st Lien Delay Draw Term Loan	295	—	295
Guidepoint Security Holdings, LLC	1st Lien Revolving Loan	251	—	251
Hakken Bidco B.V.	1st Lien Delay Draw Term Loan	737	—	737
Hamilton Thorne Inc.	1st Lien Delay Draw Term Loan	729	—	729
Harbourvest Global Private Equity Limited	1st Lien Revolving Loan	24,000	(11,400)	12,600
HBH Buyer, LLC	1st Lien Delay Draw Term Loan	103	—	103

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
HBH Buyer, LLC	1st Lien Revolving Loan	$602	$(158)	$444
Healthco Investment Ltd	1st Lien Delay Draw Term Loan	863	—	863
Heavy Construction Systems Specialists, LLC	1st Lien Revolving Loan	410	—	410
HGC Holdings, LLC	1st Lien Delay Draw Term Loan	6,623	—	6,623
HGC Holdings, LLC	1st Lien Revolving Loan	2,606	—	2,606
HH-Stella, Inc.	1st Lien Delay Draw Term Loan	1,604	—	1,604
HH-Stella, Inc.	1st Lien Revolving Loan	444	—	444
HIG OPERATIONS HOLDINGS, INC.	1st Lien Delay Draw Term Loan	356	—	356
High Street Buyer, Inc.	1st Lien Delay Draw Term Loan	517	—	517
High Street Buyer, Inc.	1st Lien Revolving Loan	688	—	688
Highline Aftermarket Acquisition, LLC	1st Lien Revolving Loan	2	—	2
Hills Distribution, Inc.	1st Lien Delay Draw Term Loan	480	—	480
Hills Distribution, Inc.	1st Lien Revolving Loan	425	(255)	170
Himalaya TopCo LLC	1st Lien Delay Draw Term Loan	9,000	—	9,000
Himalaya TopCo LLC	1st Lien Revolving Loan	9,314	—	9,314
Horizon Avionics Buyer, LLC (Horizon CTS Buyer, LLC)	1st Lien Delay Draw Term Loan	1,156	—	1,156
Horizon Avionics Buyer, LLC (Horizon CTS Buyer, LLC)	1st Lien Revolving Loan	2,068	(364)	1,704
HP RSS Buyer, Inc.	1st Lien Delay Draw Term Loan	1,165	—	1,165
HuFriedy Group Acquisition LLC	1st Lien Delay Draw Term Loan	1,497	—	1,497
HuFriedy Group Acquisition LLC	1st Lien Revolving Loan	2,102	—	2,102
Hyland Software, Inc.	1st Lien Revolving Loan	594	—	594
Icefall Parent, Inc.	1st Lien Revolving Loan	154	—	154
ID.me, LLC	1st Lien Delay Draw Term Loan	1,939	—	1,939
ID.me, LLC	1st Lien Revolving Loan	2,309	—	2,309
IFH Franchisee Holdings, LLC	1st Lien Delay Draw Term Loan	880	—	880
IFH Franchisee Holdings, LLC	1st Lien Revolving Loan	1,737	(1,158)	579
IGEA BIDCO S.P.A	1st Lien Delay Draw Term Loan	136	—	136
Infinity Home Services HoldCo, Inc.	1st Lien Delay Draw Term Loan	3,974	—	3,974
Infinity Home Services HoldCo, Inc.	1st Lien Revolving Loan	456	—	456
Innovative Food Supplements Ltd	1st Lien Delay Draw Term Loan	1,187	—	1,187
Innovative Food Supplements Ltd	1st Lien Revolving Loan	1,021	—	1,021
Inspiring Generations B.V.	1st Lien Delay Draw Term Loan	521	—	521
Inszone Mid, LLC	1st Lien Delay Draw Term Loan	2,742	—	2,742
Inszone Mid, LLC	1st Lien Revolving Loan	1,291	—	1,291
Internet Truckstop Group LLC	1st Lien Revolving Loan	302	—	302
Intero Integrity Services Group B.V.	1st Lien Delay Draw Term Loan	575	—	575
IQN Holding Corp.	1st Lien Revolving Loan	628	(408)	220

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
IRI Group Holdings, Inc.	1st Lien Revolving Loan	$1,885	$—	$1,885
JAMS Buyer LLC	1st Lien Delay Draw Term Loan	625	—	625
JAMS Buyer LLC	1st Lien Revolving Loan	349	—	349
Jeppesen Holdings, LLC	1st Lien Revolving Loan	66	—	66
Jones Fish Hatcheries & Distributors, LLC	1st Lien Delay Draw Term Loan	939	—	939
Jones Fish Hatcheries & Distributors, LLC	1st Lien Revolving Loan	254	—	254
JSG II, Inc. and Checkers USA, Inc.	1st Lien Delay Draw Term Loan	50	—	50
JSG II, Inc. and Checkers USA, Inc.	1st Lien Revolving Loan	22	—	22
Kairos Bidco Limited	1st Lien Revolving Loan	116	(12)	104
Kene Acquisition, Inc.	1st Lien Delay Draw Term Loan	713	—	713
Kene Acquisition, Inc.	1st Lien Revolving Loan	265	—	265
King Risk Partners, LLC	1st Lien Delay Draw Term Loan	545	—	545
King Risk Partners, LLC	1st Lien Revolving Loan	261	—	261
Kings Buyer, LLC	1st Lien Revolving Loan	186	(68)	118
Knight AcquireCo, LLC	1st Lien Delay Draw Term Loan	693	—	693
Koala Investment Holdings, Inc.	1st Lien Delay Draw Term Loan	181	—	181
Koala Investment Holdings, Inc.	1st Lien Revolving Loan	85	—	85
Kohlberg Private Credit Investors Rated Feeder-L, L.L.C.	Subordinated Delay Draw Term Loan	2,922	—	2,922
KPS Global LLC	1st Lien Revolving Loan	1,359	—	1,359
Laboratories Bidco LLC	1st Lien Revolving Loan	1,626	(1,601)	25
LBC Woodlands Purchaser LLC	1st Lien Delay Draw Term Loan	564	—	564
LBC Woodlands Purchaser LLC	1st Lien Revolving Loan	611	(49)	562
League One Volleyball Clubs, LLC	1st Lien Delay Draw Term Loan	2	—	2
LeanTaaS Holdings, Inc.	1st Lien Delay Draw Term Loan	3,002	—	3,002
Legends Hospitality Holding Company, LLC	1st Lien Delay Draw Term Loan	62	—	62
Legends Hospitality Holding Company, LLC	1st Lien Revolving Loan	600	(195)	405
Leviathan Intermediate Holdco, LLC	1st Lien Revolving Loan	13	—	13
LGDN Bidco Limited	1st Lien Delay Draw Term Loan	536	—	536
LHS Borrower, LLC	1st Lien Revolving Loan	190	(22)	168
Lightbeam Bidco, Inc.	1st Lien Delay Draw Term Loan	535	—	535
Lightbeam Bidco, Inc.	1st Lien Revolving Loan	1	—	1
LivTech Purchaser, Inc.	1st Lien Delay Draw Term Loan	289	—	289
LivTech Purchaser, Inc.	1st Lien Revolving Loan	384	—	384
Majesco	1st Lien Revolving Loan	624	—	624
MARI EVENTS MIDCO LLC	1st Lien Delay Draw Term Loan	10	—	10
MASCO GROUP S.P.A.	1st Lien Delay Draw Term Loan	4,029	—	4,029
Maximus BidCo AB	1st Lien Delay Draw Term Loan	7,454	—	7,454
MCVIII Bidco Group B.V.	1st Lien Delay Draw Term Loan	112	—	112
Medlar Bidco Limited	1st Lien Delay Draw Term Loan	1,628	—	1,628

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Merit Financial Group, LLC	1st Lien Delay Draw Term Loan	$373	$—	$373
Merit Software Finance Holdings, LLC	1st Lien Delay Draw Term Loan	822	—	822
Merit Software Finance Holdings, LLC	1st Lien Revolving Loan	206	—	206
Metatiedot Bidco Oy	1st Lien Delay Draw Term Loan	733	—	733
Meyer Laboratory, LLC	1st Lien Delay Draw Term Loan	107	—	107
Meyer Laboratory, LLC	1st Lien Revolving Loan	191	(44)	147
ML Holdco, Inc.	1st Lien Delay Draw Term Loan	4,742	—	4,742
Moderna, Inc.	1st Lien Delay Draw Term Loan	48,526	—	48,526
Modernizing Medicine, Inc.	1st Lien Revolving Loan	2,111	—	2,111
Monica Holdco (US), Inc.	1st Lien Delay Draw Term Loan	2,135	—	2,135
Monica Holdco (US), Inc.	1st Lien Revolving Loan	2,347	—	2,347
Mountaineer Merger Corporation	1st Lien Revolving Loan	5,375	(2,143)	3,232
Movares Group B.V.	1st Lien Delay Draw Term Loan	534	—	534
Mr. Greens Intermediate, LLC	1st Lien Delay Draw Term Loan	768	—	768
Mr. Greens Intermediate, LLC	1st Lien Revolving Loan	146	(58)	88
MRI Software LLC	1st Lien Delay Draw Term Loan	518	—	518
MRI Software LLC	1st Lien Revolving Loan	631	(126)	505
Msis Holdings, Inc.	1st Lien Delay Draw Term Loan	1,164	—	1,164
Msis Holdings, Inc.	1st Lien Revolving Loan	830	—	830
Mustang Prospects Purchaser, LLC	1st Lien Delay Draw Term Loan	70	—	70
Mustang Prospects Purchaser, LLC	1st Lien Revolving Loan	284	(57)	227
NCP-MSI Buyer, Inc.	1st Lien Delay Draw Term Loan	887	—	887
NCP-MSI Buyer, Inc.	1st Lien Revolving Loan	1,031	(654)	377
Nelipak Holding Company	1st Lien Delay Draw Term Loan	1,004	—	1,004
Nelipak Holding Company	1st Lien Revolving Loan	554	(68)	486
Neptune BidCo US Inc.	1st Lien Revolving Loan	2,988	—	2,988
Netsmart Technologies, Inc.	1st Lien Delay Draw Term Loan	4,473	—	4,473
Netsmart Technologies, Inc.	1st Lien Revolving Loan	5,311	—	5,311
Network Bidco B.V.	1st Lien Delay Draw Term Loan	2,068	—	2,068
Next Holdco, LLC	1st Lien Revolving Loan	37	—	37
NMC Skincare Intermediate Holdings II, LLC	1st Lien Revolving Loan	340	(77)	263
North Haven Fairway Buyer, LLC	1st Lien Delay Draw Term Loan	441	—	441
North Haven Fairway Buyer, LLC	1st Lien Revolving Loan	14	(10)	4
North Star Acquisitionco, LLC	1st Lien Delay Draw Term Loan	28	—	28
North Star Acquisitionco, LLC	1st Lien Revolving Loan	621	—	621
Northwinds Holding, Inc.	1st Lien Delay Draw Term Loan	544	—	544
Northwinds Holding, Inc.	1st Lien Revolving Loan	965	—	965
Oak Funding LLC	1st Lien Delay Draw Term Loan	6,423	—	6,423
Oakbridge Insurance Agency LLC	1st Lien Delay Draw Term Loan	1,025	—	1,025

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Oakbridge Insurance Agency LLC	1st Lien Revolving Loan	$113	$(39)	$74
Odevo AB	1st Lien Delay Draw Term Loan	292	—	292
Oiva Isannointi Group Oy	1st Lien Delay Draw Term Loan	267	—	267
OLIFAN GROUP PARTNERS	1st Lien Delay Draw Term Loan	247	—	247
Omnigo Software, LLC	1st Lien Delay Draw Term Loan	43	—	43
Omnigo Software, LLC	1st Lien Revolving Loan	55	—	55
Oncourse Warehouse Borrower, LLC	1st Lien Delay Draw Term Loan	21,990	—	21,990
Oncourse Warehouse Borrower, LLC	1st Lien Revolving Loan	2,000	—	2,000
Optio Group Limited	1st Lien Delay Draw Term Loan	1,549	—	1,549
Orange Barrel Media, LLC	1st Lien Delay Draw Term Loan	471	—	471
Orange Barrel Media, LLC	1st Lien Revolving Loan	2,080	—	2,080
Panther NewCo	1st Lien Delay Draw Term Loan	1,214	—	1,214
Paris US Holdco, Inc. & 1001028292 Ontario Inc.	1st Lien Delay Draw Term Loan	1,516	—	1,516
Paris US Holdco, Inc. & 1001028292 Ontario Inc.	1st Lien Revolving Loan	1,075	(81)	994
Pathstone Family Office LLC	1st Lien Delay Draw Term Loan	722	—	722
Pathstone Family Office LLC	1st Lien Revolving Loan	629	(151)	478
Patriot Container Corp.	1st Lien Delay Draw Term Loan	1,882	—	1,882
Patriot Growth Insurance Services, LLC	1st Lien Revolving Loan	250	—	250
Pave America Holding, LLC	1st Lien Delay Draw Term Loan	100	—	100
Pave America Holding, LLC	1st Lien Revolving Loan	124	(37)	87
PCIA SPV-3, LLC	1st Lien Delay Draw Term Loan	115	—	115
PCIA SPV-3, LLC	1st Lien Revolving Loan	321	—	321
PCMI Parent, LLC	1st Lien Revolving Loan	628	—	628
PCS Midco, Inc.	1st Lien Delay Draw Term Loan	161	—	161
PCS Midco, Inc.	1st Lien Revolving Loan	75	—	75
PDDS Holdco, Inc.	1st Lien Revolving Loan	88	—	88
PDI TA Holdings, Inc.	1st Lien Revolving Loan	184	(135)	49
People Corporation	1st Lien Delay Draw Term Loan	1,972	—	1,972
People Corporation	1st Lien Revolving Loan	654	(450)	204
Perigon Wealth Management, LLC	1st Lien Delay Draw Term Loan	268	—	268
Perigon Wealth Management, LLC	1st Lien Revolving Loan	250	—	250
PestCo, LLC	1st Lien Delay Draw Term Loan	31	—	31
PestCo, LLC	1st Lien Revolving Loan	17	—	17
pH Beauty Holdings III, Inc.	1st Lien Revolving Loan	227	—	227
Pike Corporation	1st Lien Delay Draw Term Loan	13,758	—	13,758
Pike Corporation	1st Lien Revolving Loan	9,172	—	9,172
Pinnacle MEP Intermediate Holdco LLC	1st Lien Delay Draw Term Loan	1,173	—	1,173
Pinnacle MEP Intermediate Holdco LLC	1st Lien Revolving Loan	518	(207)	311
Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Plaskolite PPC Intermediate II LLC	1st Lien Revolving Loan	$2,713	$(297)	$2,416
Pluralsight, LLC	1st Lien Delay Draw Term Loan	1,322	—	1,322
Pluralsight, LLC	1st Lien Revolving Loan	529	—	529
Poseidon Intermediateco, Inc.	1st Lien Delay Draw Term Loan	229	—	229
Poseidon Intermediateco, Inc.	1st Lien Revolving Loan	118	—	118
PracticeTek Purchaser, LLC	1st Lien Revolving Loan	2	(1)	1
Precision Concepts Parent Inc.	1st Lien Revolving Loan	184	(21)	163
Premier Specialties, Inc.	1st Lien Revolving Loan	386	(320)	66
Premiere Buyer, LLC	1st Lien Delay Draw Term Loan	321	—	321
Premiere Buyer, LLC	1st Lien Revolving Loan	1,062	—	1,062
Premise Health Holding Corp.	1st Lien Delay Draw Term Loan	564	—	564
Premise Health Holding Corp.	1st Lien Revolving Loan	551	—	551
Prime Dental Alliance B.V.	1st Lien Delay Draw Term Loan	478	—	478
Priority Waste Holdings LLC	1st Lien Delay Draw Term Loan	100	—	100
Project Alliance Buyer, LLC	1st Lien Revolving Loan	40	—	40
Project Cardinal Acquisition, LLC	1st Lien Delay Draw Term Loan	146	—	146
Project Cardinal Acquisition, LLC	1st Lien Revolving Loan	176	—	176
Project Optimus Bidco Limited	1st Lien Delay Draw Term Loan	594	—	594
Project Optimus Bidco Limited	1st Lien Revolving Loan	93	—	93
Proofpoint, Inc.	1st Lien Revolving Loan	486	—	486
Property Finder Mercury Ltd	1st Lien Delay Draw Term Loan	2,589	—	2,589
Proyectos Deportivos Forus, S.L.U.	1st Lien Delay Draw Term Loan	109	—	109
PSC Parent, Inc.	1st Lien Delay Draw Term Loan	501	—	501
PSC Parent, Inc.	1st Lien Revolving Loan	993	(424)	569
PumpTech, LLC	1st Lien Delay Draw Term Loan	1,057	—	1,057
PumpTech, LLC	1st Lien Revolving Loan	454	(121)	333
Pye-Barker Fire & Safety, LLC	1st Lien Delay Draw Term Loan	992	—	992
QBS Parent, Inc.	1st Lien Revolving Loan	487	(44)	443
QF Holdings, Inc.	1st Lien Delay Draw Term Loan	285	—	285
QF Holdings, Inc.	1st Lien Revolving Loan	241	—	241
QIMA Finance Ltd	1st Lien Delay Draw Term Loan	2,145	—	2,145
Quick Quack Car Wash Holdings, LLC	1st Lien Delay Draw Term Loan	358	—	358
Quick Quack Car Wash Holdings, LLC	1st Lien Revolving Loan	366	—	366
Quirch Foods Holdings, LLC	1st Lien Delay Draw Term Loan	532	—	532
Radiate Holdco LLC	1st Lien Delay Draw Term Loan	5,219	—	5,219
Radius Aerospace, Inc.	1st Lien Revolving Loan	861	(302)	559
Raptor Technologies, LLC (Sycamore Bidco Ltd)	1st Lien Revolving Loan	1,679	(720)	959
Raven Acquisition Holdings, LLC	1st Lien Delay Draw Term Loan	644	—	644
Raven Acquisition Holdings, LLC	1st Lien Revolving Loan	1,424	—	1,424

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Rawlings Sporting Goods Company, Inc.	1st Lien Revolving Loan	$3,147	$(1,462)	$1,685
RB Holdings Interco, LLC	1st Lien Revolving Loan	698	(262)	436
Reagent Chemical & Research, LLC	1st Lien Revolving Loan	564	—	564
Reddy Ice LLC	1st Lien Delay Draw Term Loan	26,045	—	26,045
Reddy Ice LLC	1st Lien Revolving Loan	8,413	(1,831)	6,582
Redwood Services, LP	1st Lien Delay Draw Term Loan	687	—	687
Redwood Services, LP	1st Lien Revolving Loan	318	—	318
Registrar Intermediate, LLC	1st Lien Delay Draw Term Loan	201	—	201
Registrar Intermediate, LLC	1st Lien Revolving Loan	782	(300)	482
Relativity ODA LLC	1st Lien Revolving Loan	2	—	2
Repairify, Inc.	1st Lien Revolving Loan	766	(540)	226
Retained Vantage Data Centers Intermediate Holdco, L.P_Retained Vantage Data Centers Assets, LP	1st Lien Delay Draw Term Loan	61,762	—	61,762
Revalize, Inc.	1st Lien Revolving Loan	227	(159)	68
Revival Animal Health, LLC	1st Lien Delay Draw Term Loan	266	—	266
Ristretto Bidco B.V.	1st Lien Delay Draw Term Loan	3,887	—	3,887
Ristretto Bidco B.V.	1st Lien Revolving Loan	3,531	—	3,531
RMS Holdco II, LLC	1st Lien Revolving Loan	883	—	883
Rodeo AcquisitionCo LLC	1st Lien Revolving Loan	488	—	488
Roman New Bidco Limited	1st Lien Delay Draw Term Loan	1,225	—	1,225
Royal Borrower, LLC	1st Lien Delay Draw Term Loan	1,345	—	1,345
Royal Borrower, LLC	1st Lien Revolving Loan	805	—	805
Rubicone Bidco Limited	1st Lien Delay Draw Term Loan	501	—	501
Runway Bidco, LLC	1st Lien Delay Draw Term Loan	258	—	258
Runway Bidco, LLC	1st Lien Revolving Loan	116	—	116
RWA Wealth Partners, LLC	1st Lien Delay Draw Term Loan	1,926	—	1,926
RWA Wealth Partners, LLC	1st Lien Revolving Loan	744	—	744
Saber Parent Holdings Corp.	1st Lien Delay Draw Term Loan	464	—	464
Saber Parent Holdings Corp.	1st Lien Revolving Loan	284	—	284
Sabseg Group, S.L.	1st Lien Delay Draw Term Loan	1,484	—	1,484
SageSure Holdings, LLC	1st Lien Delay Draw Term Loan	422	—	422
Saldon Holdings, Inc.	1st Lien Revolving Loan	567	—	567
Sapphire Software Buyer, Inc.	1st Lien Revolving Loan	1,491	—	1,491
Saturn Purchaser Corp.	1st Lien Delay Draw Term Loan	52	—	52
Saturn Purchaser Corp.	1st Lien Revolving Loan	14	—	14
Seeker Bidco Ltd	1st Lien Delay Draw Term Loan	246	—	246
Service Logic Acquisition, Inc.	1st Lien Revolving Loan	1,007	—	1,007
Severin Acquisition, LLC	1st Lien Delay Draw Term Loan	7,238	—	7,238
Severin Acquisition, LLC	1st Lien Revolving Loan	5,768	—	5,768

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
SG Acquisition, Inc.	1st Lien Revolving Loan	$418	$—	$418
SGM Acquisition Sub, LLC	1st Lien Delay Draw Term Loan	1,501	—	1,501
SGM Acquisition Sub, LLC	1st Lien Revolving Loan	529	—	529
Shout! Factory, LLC	1st Lien Revolving Loan	83	(10)	73
SIG Parent Holdings, LLC	1st Lien Delay Draw Term Loan	1,092	—	1,092
SIG Parent Holdings, LLC	1st Lien Revolving Loan	667	—	667
Sigma Electric Manufacturing Corporation	1st Lien Delay Draw Term Loan	126	—	126
Sigma Electric Manufacturing Corporation	1st Lien Revolving Loan	83	(61)	22
Signant Finance One Limited	1st Lien Delay Draw Term Loan	71	—	71
Signant Finance One Limited	1st Lien Revolving Loan	54	—	54
Silk Holdings III LLC	1st Lien Revolving Loan	351	(70)	281
Silver Bidco GmbH	1st Lien Delay Draw Term Loan	180	—	180
Silver Midco 1 GmbH	1st Lien Delay Draw Term Loan	313	—	313
Skyliner BIS S.A R.L.	1st Lien Delay Draw Term Loan	205	—	205
Slaine Holdings LLC	Subordinated Delay Draw Term Loan	2,422	—	2,422
Slaine Holdings LLC	Subordinated Senior Subordinated Loan	438	—	438
Smarsh Inc.	1st Lien Delay Draw Term Loan	896	—	896
Smarsh Inc.	1st Lien Revolving Loan	680	(263)	417
Solar Bidco Limited	1st Lien Delay Draw Term Loan	803	—	803
Spaceship Purchaser, Inc.	1st Lien Revolving Loan	1,411	—	1,411
Spark Purchaser, Inc.	1st Lien Revolving Loan	281	—	281
Spindrift Beverage Co., Inc.	1st Lien Delay Draw Term Loan	195	—	195
Spindrift Beverage Co., Inc.	1st Lien Revolving Loan	350	—	350
Spitfire Bidco Limited	1st Lien Delay Draw Term Loan	5,129	—	5,129
Sport Maska Inc.	1st Lien Revolving Loan	2,444	(425)	2,019
Spruce Bidco II Inc.	1st Lien Revolving Loan	11,657	—	11,657
ST Athena Global LLC	1st Lien Delay Draw Term Loan	174	—	174
ST Athena Global LLC	1st Lien Revolving Loan	696	(99)	597
Sterilex LLC	1st Lien Delay Draw Term Loan	54	—	54
Sterilex LLC	1st Lien Revolving Loan	2	(1)	1
Steward Partners Global Advisory, LLC	1st Lien Delay Draw Term Loan	566	—	566
Steward Partners Global Advisory, LLC	1st Lien Revolving Loan	86	—	86
Sugar PPC Buyer LLC	1st Lien Delay Draw Term Loan	821	—	821
Sun Acquirer Corp.	1st Lien Delay Draw Term Loan	8,772	—	8,772
Sun Acquirer Corp.	1st Lien Revolving Loan	1,638	—	1,638
Sunbit Receivables Trust IV	1st Lien Revolving Loan	5,060	(2,529)	2,531
Sundance Group Holdings, Inc.	1st Lien Revolving Loan	1	—	1
Sunvair Aerospace Group, Inc.	1st Lien Delay Draw Term Loan	1,528	—	1,528
Sunvair Aerospace Group, Inc.	1st Lien Revolving Loan	653	—	653

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Superman Holdings, LLC	1st Lien Revolving Loan	$1,259	$—	$1,259
Supplying Demand, Inc.	1st Lien Revolving Loan	6,256	—	6,256
Surescripts, LLC	1st Lien Revolving Loan	241	—	241
SV Newco 2, Inc.	1st Lien Delay Draw Term Loan	248	—	248
SV Newco 2, Inc.	1st Lien Revolving Loan	588	—	588
Symplr Software Inc.	1st Lien Revolving Loan	1	(1)	—
Systems Planning and Analysis, Inc.	1st Lien Revolving Loan	1,004	(372)	632
Talon Buyer Inc.	1st Lien Delay Draw Term Loan	504	—	504
Talon Buyer Inc.	1st Lien Revolving Loan	224	—	224
Tandarts Today Holding B.V.	1st Lien Delay Draw Term Loan	497	—	497
TCI Buyer LLC	1st Lien Delay Draw Term Loan	6,080	—	6,080
TCI Buyer LLC	1st Lien Revolving Loan	3,017	—	3,017
TCP Hawker Intermediate LLC	1st Lien Delay Draw Term Loan	2,683	—	2,683
TCP Hawker Intermediate LLC	1st Lien Revolving Loan	5,995	(3,384)	2,611
Telle Tire & Auto Service, LLC	1st Lien Delay Draw Term Loan	156	—	156
Telle Tire & Auto Service, LLC	1st Lien Revolving Loan	71	(48)	23
The Hiller Companies, LLC	1st Lien Delay Draw Term Loan	247	—	247
The Hiller Companies, LLC	1st Lien Revolving Loan	965	—	965
The Mather Group, LLC	1st Lien Delay Draw Term Loan	380	—	380
The Mather Group, LLC	1st Lien Revolving Loan	750	(40)	710
The Ultimus Group Midco, LLC	1st Lien Delay Draw Term Loan	649	—	649
The Ultimus Group Midco, LLC	1st Lien Revolving Loan	252	—	252
Thermostat Purchaser III, Inc.	1st Lien Revolving Loan	100	—	100
Three Rivers Buyer, Inc.	1st Lien Revolving Loan	79	—	79
Titan BW Borrower L.P.	1st Lien Delay Draw Term Loan	2,520	—	2,520
Titan BW Borrower L.P.	1st Lien Revolving Loan	5,367	—	5,367
Trading Technologies International, Inc.	1st Lien Revolving Loan	89	—	89
Transit Technologies LLC	1st Lien Delay Draw Term Loan	921	—	921
Transit Technologies LLC	1st Lien Revolving Loan	839	—	839
Truck-Lite Co., LLC and Ecco Holdings Corp.	1st Lien Delay Draw Term Loan	2,289	—	2,289
Truck-Lite Co., LLC and Ecco Holdings Corp.	1st Lien Revolving Loan	1,474	—	1,474
Truist Insurance Holdings, LLC	1st Lien Revolving Loan	654	—	654
TSWT Acquisition, Inc.	1st Lien Delay Draw Term Loan	83	—	83
TSWT Acquisition, Inc.	1st Lien Revolving Loan	55	(2)	53
Two Six Labs, LLC	1st Lien Revolving Loan	2,561	—	2,561
U.S. Urology Partners, LLC	1st Lien Revolving Loan	186	—	186
UFS, LLC	1st Lien Revolving Loan	105	(26)	79
Unifi Aviation North America, LLC	1st Lien Revolving Loan	1	(1)	—

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
United Digestive MSO Parent, LLC	1st Lien Delay Draw Term Loan	$39	$—	$39
United Digestive MSO Parent, LLC	1st Lien Revolving Loan	168	—	168
Unity Purchaser, LLC	1st Lien Delay Draw Term Loan	1,099	—	1,099
Unity Purchaser, LLC	1st Lien Revolving Loan	424	—	424
UP Intermediate II LLC	1st Lien Revolving Loan	392	—	392
US Salt Investors, LLC	1st Lien Revolving Loan	679	—	679
VADELLA BIDCO LIMITED	1st Lien Delay Draw Term Loan	293	—	293
VADELLA BIDCO LIMITED	1st Lien Revolving Loan	107	—	107
Vamos Bidco, Inc.	1st Lien Delay Draw Term Loan	1,083	—	1,083
Vamos Bidco, Inc.	1st Lien Revolving Loan	334	—	334
Vantage Data Centers Europe S.a r.l.	1st Lien Delay Draw Term Loan	3,001	—	3,001
VEIT, LLC	1st Lien Revolving Loan	7	(3)	4
Verista, Inc.	1st Lien Revolving Loan	1,000	—	1,000
Vertex Service Partners, LLC	1st Lien Delay Draw Term Loan	4,842	—	4,842
Vertex Service Partners, LLC	1st Lien Revolving Loan	210	(58)	152
Vetopia ApS	1st Lien Delay Draw Term Loan	733	—	733
VetPartners Group Limited	1st Lien Delay Draw Term Loan	9,865	—	9,865
Victors Purchaser, LLC	1st Lien Delay Draw Term Loan	2,424	—	2,424
Victors Purchaser, LLC	1st Lien Revolving Loan	2,534	(216)	2,318
Viper Bidco, Inc.	1st Lien Delay Draw Term Loan	2,151	—	2,151
Viper Bidco, Inc.	1st Lien Revolving Loan	618	—	618
Vista Higher Learning, LLC	1st Lien Revolving Loan	1	—	1
VPP Intermediate Holdings, LLC	1st Lien Delay Draw Term Loan	1,212	—	1,212
VPP Intermediate Holdings, LLC	1st Lien Revolving Loan	315	—	315
VRC Companies, LLC	1st Lien Revolving Loan	1,342	—	1,342
W.S. Connelly & Co., LLC	1st Lien Delay Draw Term Loan	588	—	588
W.S. Connelly & Co., LLC	1st Lien Revolving Loan	1,778	(1,016)	762
Watermill Express, LLC	1st Lien Delay Draw Term Loan	381	—	381
Watermill Express, LLC	1st Lien Revolving Loan	561	—	561
Watt Holdco Limited	1st Lien Delay Draw Term Loan	301	—	301
Waverly Advisors, LLC	1st Lien Delay Draw Term Loan	610	—	610
Waverly Advisors, LLC	1st Lien Revolving Loan	945	(189)	756
Wealth Enhancement Group, LLC	1st Lien Delay Draw Term Loan	6,594	—	6,594
Wealth Enhancement Group, LLC	1st Lien Revolving Loan	1,378	—	1,378
WebPT, Inc.	1st Lien Revolving Loan	216	(188)	28
Wellington Bidco Inc.	1st Lien Delay Draw Term Loan	535	—	535
Wellington Bidco Inc.	1st Lien Revolving Loan	804	(110)	694
Wellington-Altus Financial Inc.	1st Lien Delay Draw Term Loan	835	—	835
Wellington-Altus Financial Inc.	1st Lien Revolving Loan	334	—	334

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Wellness AcquisitionCo, Inc.	1st Lien Revolving Loan	$1,500	$—	$1,500
Wharf Street Ratings Acquisition LLC	1st Lien Delay Draw Term Loan	176	—	176
Wharf Street Ratings Acquisition LLC	1st Lien Revolving Loan	216	—	216
Wilbur-Ellis Holdings II LLC	1st Lien Revolving Loan	726	(200)	526
Witherslack Bidco Limited	1st Lien Delay Draw Term Loan	2,607	—	2,607
WorkWave Intermediate II, LLC	1st Lien Revolving Loan	5,197	(325)	4,872
World Insurance Associates, LLC	1st Lien Delay Draw Term Loan	314	—	314
World Insurance Associates, LLC	1st Lien Revolving Loan	60	—	60
Worldwide Produce Acquisition, LLC	1st Lien Revolving Loan	21	(3)	18
WPCG Aspire Holdings, LLC	1st Lien Delay Draw Term Loan	13,872	—	13,872
WRE Sports Investments LLC	1st Lien Delay Draw Term Loan	1,449	—	1,449
WSBidCo Limited	1st Lien Delay Draw Term Loan	743	—	743
WSHP FC Acquisition LLC	1st Lien Revolving Loan	2,945	—	2,945
WU Holdco, Inc.	1st Lien Delay Draw Term Loan	348	—	348
WU Holdco, Inc.	1st Lien Revolving Loan	131	(11)	120
YE Brands Holdings, LLC	1st Lien Delay Draw Term Loan	83	—	83
YE Brands Holdings, LLC	1st Lien Revolving Loan	297	(71)	226
Zeppelin US Buyer Inc.	1st Lien Delay Draw Term Loan	123	—	123
Zeppelin US Buyer Inc.	1st Lien Revolving Loan	63	—	63
Zinc Buyer Corporation	1st Lien Delay Draw Term Loan	190	—	190
Zinc Buyer Corporation	1st Lien Revolving Loan	407	—	407
ZocDoc, Inc.	1st Lien Delay Draw Term Loan	475	—	475
		$1,044,617	$(85,391)	$959,226

(h)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(i)  Loan or bond was on non-accrual status as of December 31, 2025.

(j)  Non-income producing security as of December 31, 2025.

(k)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(l)  The Fund sold a participating interest of CAD $18,397 in aggregate principal amount outstanding of the portfolio company's first lien senior secured revolver. As the transaction did not qualify as a "true sale" in accordance with U.S. generally accepted accounting principles ("GAAP"), the Fund recorded a corresponding secured borrowing of $18,397 at fair value, included in "accrued expenses and other payables" in the consolidated statement of assets and liabilities. As of December 31, 2025, the interest rate in effect for the secured borrowing was 6.33%.

As of December 31, 2025, the aggregate cost of securities for federal income tax purposes was $7,562,431. Unrealized appreciation and depreciation on investments for federal income tax purposes are as follows:

Gross unrealized appreciation	$292,259
Gross unrealized depreciation	(209,591)
Net unrealized appreciation	$82,668

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Forward currency contracts as of December 31, 2025 were as follows:

Description	Notional Amount to be Purchased		Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
Foreign currency forward contract		$217,112		€185,309	Morgan Stanley Capital Services LLC	January 23, 2026	$(1,788)
Foreign currency forward contract		$214,300		£158,986	Morgan Stanley Capital Services LLC	January 23, 2026	(2,163)
Foreign currency forward contract		$156,512		€133,062	Goldman Sachs International	January 23, 2026	(1,380)
Foreign currency forward contract		$147,951		£109,762	Goldman Sachs International	January 23, 2026	(1,466)
Foreign currency forward contract		$41,803	SEK	384,480	Goldman Sachs International	January 23, 2026	(692)
Foreign currency forward contract		$25,424	CAD	34,871	Goldman Sachs International	January 20, 2026	(47)
Foreign currency forward contract		$24,323	CAD	33,357	Morgan Stanley Capital Services LLC	January 23, 2026	(396)
Foreign currency forward contract		$24,218	NOK	244,092	Morgan Stanley Capital Services LLC	January 23, 2026	117
Foreign currency forward contract		$17,890	CAD	24,535	Goldman Sachs International	January 23, 2026	(297)
Foreign currency forward contract	PLN	15,674		$4,366	Goldman Sachs International	January 23, 2026	43
Foreign currency forward contract		$13,352	DKK	84,763	Morgan Stanley Capital Services LLC	January 23, 2026	(109)
Foreign currency forward contract		$11,130	NZD	19,317	Goldman Sachs International	January 23, 2026	(3)
Foreign currency forward contract	SEK	8,178		$889	Goldman Sachs International	January 23, 2026	13
Foreign currency forward contract		$6,387	JPY	998,811	Morgan Stanley Capital Services LLC	January 23, 2026	246
Foreign currency forward contract		$6,301	DKK	40,000	Goldman Sachs International	January 23, 2026	(50)
Foreign currency forward contract		$5,533	PLN	19,867	Goldman Sachs International	January 23, 2026	(79)
Foreign currency forward contract		$5,201	AUD	7,794	Morgan Stanley Capital Services LLC	January 20, 2026	(125)
Foreign currency forward contract		$5,184		€4,408	Goldman Sachs International	January 23, 2026	7
Foreign currency forward contract		£4,540		£3,371	Goldman Sachs International	August 21, 2026	(369)
Foreign currency forward contract		$4,353	SEK	40,038	Morgan Stanley Capital Services LLC	January 23, 2026	(70)
Foreign currency forward contract		$3,915		$5,276	Goldman Sachs International	January 23, 2026	64
Foreign currency forward contract		$3,817	NZD	6,625	Morgan Stanley Capital Services LLC	January 20, 2026	(5)
Foreign currency forward contract		€3,581		$4,212	Goldman Sachs International	January 23, 2026	19
Foreign currency forward contract		$1,275	AUD	1,911	Morgan Stanley Capital Services LLC	January 23, 2026	(34)

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
Foreign currency forward contract	$635	NOK	6,400	Goldman Sachs International	January 23, 2026	$3
Foreign currency forward contract	$10	CHF	8	Goldman Sachs International	January 23, 2026	—
Total						$(8,561)

Interest rate swaps as of December 31, 2025 were as follows:

Description	Mandatory Redeemable Preferred Shares ("MRPS")	Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Fair Value	Upfront Payments/ Receipts	Change in Unrealized Appreciation/ (Depreciation)
Interest rate swap	Series H MRPS	6.250%	SOFR +1.7420%	Goldman Sachs International	06/07/2027	$100,000	$1,591	$—	$(61)
Interest rate swap	Series I MRPS	6.350%	SOFR +2.0865%	Goldman Sachs International	06/07/2029	50,000	1,334	—	(95)
Interest rate swap	Series J MRPS	6.350%	SOFR +2.0895%	Goldman Sachs International	07/03/2029	50,000	1,351	—	(100)
Interest rate swap	Series K MRPS	5.940%	SOFR +1.9950%	Goldman Sachs International	01/15/2030	150,000	2,554	—	(308)
Interest rate swap	Series L MRPS	6.070%	SOFR +2.1530%	Goldman Sachs International	04/14/2032	150,000	2,259	—	(771)
Total						$500,000	$9,089	$—	$(1,335)

Swaps outstanding as of December 31, 2025 were as follows:

Swaps: Centrally Cleared or Exchange Traded

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY S41 5Y	Q	5.00%	12/20/2028	ICE	$10,395	$(786)	$(618)	$(168)
Total Swaps — Buy Protection: Centrally Cleared or Exchange Traded						$(786)	$(618)	$(168)

Credit Default Swaps on Credit Indices — Sell Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
COMMUNITY CDS USD SR	Q	5.00%	12/20/2028	ICE	$(600)	$(6)	$(65)	$59
Total Swaps — Sell Protection: Centrally Cleared or Exchange Traded						$(6)	$(65)	$59

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Swaps: Over the Counter

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY S39 5Y Tranche 15-25	Q	5.00%	12/20/2027	Goldman Sachs International	$4,945	$(408)	$(308)	$(100)
CDX.NA.HY S43 5Y Tranche 15-25	Q	5.00%	12/20/2029	Goldman Sachs International	11,250	(1,082)	(926)	(156)
Total Swaps — Buy Protection: Over the Counter						$(1,490)	$(1,234)	$(256)

Credit Default Swaps on Credit Indices — Sell Protection (4)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SRT CDS Tranche 95.12-99.23	M	5.25%	09/30/2031	Goldman Sachs International	$(4,507)	$2	$—	$2
Total Swaps — Sell Protection: Over the Counter						$2	$—	$2

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap.

(3)  The quoted market prices and resulting values for credit default swaps on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

AUD  Australian Dollars

CAD  Canadian Dollars

DKK  Danish Krone

GBP  British Pounds

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

NOK  Norwegian Krone

NZD  New Zealand Dollars

PLN  Polish Zloty

SEK  Swedish Krone

USD  U.S. Dollars

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities

December 31, 2025
(in thousands)

Assets:
Investments in unaffiliated issuers, at fair value (cost $7,590,132)	$7,636,217
Derivatives	9,603
Cash and cash equivalents	188,883
Cash denominated in foreign currency, at value (cost $21,066)	21,043
Due from brokers	16,064
Receivable for common shares issued by the Fund	18,608
Receivable for securities sold	32,144
Interest and dividend receivable	61,121
Other assets	16,617
Total assets	$8,000,300
Liabilities:
Debt	$1,588,331
Mandatory redeemable preferred shares (liquidation preference $1,070,000, net of unamortized deferred issuance costs of $5,709)	1,064,291
Derivatives	10,563
Payable for securities purchased	60,381
Interest and facility fees payable	21,600
Accrued expenses and other payables	94,873
Total liabilities	2,840,039
Commitments and contingencies (See Note 2)
Net assets	$5,160,261
Net assets consist of:
Paid-in capital	$5,189,254
Accumulated overdistributed earnings	(28,993)
Net assets	$5,160,261

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2025
(in thousands, except per share data)

Common shares:
Class A:
Net Assets	$81,969
Shares Outstanding ($.001 par value; unlimited shares authorized)	3,299
Net Asset Value Per Share	$24.85
Maximum Offering Price Per Share	$26.36
Class C:
Net Assets	$61,281
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,478
Net Asset Value Per Share	$24.73
Class I:
Net Assets	$4,144,746
Shares Outstanding ($.001 par value; unlimited shares authorized)	165,220
Net Asset Value Per Share	$25.09
Class L:
Net Assets	$13,257
Shares Outstanding ($.001 par value; unlimited shares authorized)	532
Net Asset Value Per Share	$24.92
Maximum Offering Price Per Share	$26.03
Class U:
Net Assets	$678,292
Shares Outstanding ($.001 par value; unlimited shares authorized)	27,142
Net Asset Value Per Share	$24.99
Class U-2:
Net Assets	$146,335
Shares Outstanding ($.001 par value; unlimited shares authorized)	5,863
Net Asset Value Per Share	$24.96
Maximum Offering Price Per Share	$25.60
Class W:
Net Assets	$34,381
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,369
Net Asset Value Per Share	$25.11
Maximum Offering Price Per Share	$25.89

See accompanying notes to consolidated financial statements.

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Statement of Operations

For the year ended December 31, 2025
(in thousands)

Investment income:
Interest income (excluding payment-in-kind ("PIK") interest income)	$613,583
PIK interest income	48,390
Dividend income (excluding PIK dividend income)	8,673
PIK dividend income	39,845
Total investment income	710,491
Expenses:
Management fee (Note 3)	89,758
Incentive fee (Note 3)	66,003
Interest and credit facility fees (Notes 6 and 7)	149,229
Shareholder service expense and distribution fees (Note 3)	7,009
Other expenses	18,081
Total operating expenses	330,080
Tax expenses (Note 10)	3,900
Total expenses	333,980
Net investment income	376,511
Realized and unrealized gains (losses) on investments, foreign currency and derivative contracts
Net realized losses on investments	(53,938)
Net realized losses on securities sold short	(16)
Net realized losses on derivative contracts	(39,237)
Net realized gains on foreign currency	6,949
Net unrealized gains on investments	95,014
Net unrealized gains on securities sold short	34
Net unrealized losses on derivative contracts	(20,726)
Net unrealized losses on foreign currency	(22,084)
Net realized and unrealized losses on investments, foreign currency and other transactions	(34,004)
Net increase in net assets resulting from operations	$342,507

See accompanying notes to consolidated financial statements.

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Increase in net assets from operations:
Net investment income	$376,511	$343,398
Net realized losses on investments, foreign currency and other transactions	(86,242)	(28,430)
Net unrealized gains on investments, foreign currency and other transactions	52,238	44,746
Net increase from operations	342,507	359,714
Distributions to shareholders from (Note 2):
Distributed earnings — Class A	(6,751)	(7,211)
Distributed earnings — Class C	(4,897)	(6,150)
Distributed earnings — Class I	(317,736)	(267,847)
Distributed earnings — Class L	(1,027)	(1,052)
Distributed earnings — Class U	(49,529)	(45,625)
Distributed earnings — Class U-2	(10,765)	(9,994)
Distributed earnings — Class W	(2,765)	(3,023)
Total distributions	(393,470)	(340,902)
Increase (decrease) in net assets from operations and distributions	(50,963)	18,812
Share transactions:
Class A:
Proceeds of shares issued	18,656	31,431
Share transfers between classes	(14,517)	(575)
Value of distributions reinvested	1,085	1,169
Cost of shares repurchased	(12,411)	(10,562)
Net increase (decrease) from share operations	(7,187)	21,463
Class C:
Proceeds of shares issued	4,941	8,677
Share transfers between classes	(9,688)	(8,251)
Value of distributions reinvested	2,256	2,739
Cost of shares repurchased	(8,973)	(9,629)
Net decrease from share operations	(11,464)	(6,464)
Class I:
Proceeds of shares issued	1,108,508	1,191,935
Share transfers between classes	30,671	9,428
Value of distributions reinvested	61,091	51,863
Cost of shares repurchased	(393,043)	(320,783)
Net increase from share operations	807,227	932,443
Class L:
Proceeds of shares issued	954	1,196
Share transfers between classes	48	(287)
Value of distributions reinvested	711	737
Cost of shares repurchased	(869)	(448)
Net increase from share operations	844	1,198

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets (continued)

(in thousands)

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Class U:
Proceeds of shares issued	81,696	127,230
Share transfers between classes	(6,451)	1,645
Value of distributions reinvested	35,438	33,706
Cost of shares repurchased	(40,765)	(28,072)
Net increase from share operations	69,918	134,509
Class U-2:
Proceeds of shares issued	28,136	35,734
Share transfers between classes	(63)	(1,960)
Value of distributions reinvested	7,610	7,464
Cost of shares repurchased	(21,573)	(14,969)
Net increase from share operations	14,110	26,269
Class W:
Value of distributions reinvested	1,868	2,042
Cost of shares repurchased	(2,398)	(1,186)
Net increase (decrease) from share operations	(530)	856
Total increase in net assets	821,955	1,129,086
Net Assets, beginning of period	4,338,306	3,209,220
Net Assets, end of period	$5,160,261	$4,338,306

See accompanying notes to consolidated financial statements.

Annual Report 2025

CION Ares Diversified Credit Fund

Consolidated Statement of Cash Flows

For the year ended December 31, 2025
(in thousands)

Operating activities:
Net increase in net assets resulting from operations	$342,507
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(3,590,214)
Proceeds from the sale of investments	2,398,533
Purchases to cover securities sold short	(1,695)
Purchases of derivative contracts	(38,500)
Proceeds from the sale of derivative contracts	283
Amortization and accretion of discounts and premiums, net	(23,404)
Net realized and unrealized gains on investments	(41,076)
Net realized and unrealized gains on securities sold short	(18)
Net realized and unrealized losses on derivative contracts	59,963
Net realized and unrealized losses on foreign currency	15,135
Amortization of debt issuance cost	6,364
PIK interest	(48,390)
PIK dividends	(39,845)
Collections of PIK interest	8,157
Collections of PIK dividends	5,239
Changes in operating assets and liabilities:
Due from brokers	31,511
Interest and dividend receivable	(13,554)
Other assets	99
Interest and facility fees payable	2,713
Accrued expenses and other payables	20,410
Net cash used in operating activities	(905,782)
Financing activities:
Borrowings on debt	2,239,000
Repayments of debt	(2,086,252)
Proceeds from issuance of mandatory redeemable preferred shares	300,000
Deferred debt and mandatory redeemable preferred shares issuance costs	(8,222)
Proceeds of common shares issued	1,260,478
Cost of common shares repurchased	(480,032)
Distributions to shareholders	(393,470)
Value of distributions reinvested	110,059
Net cash provided by financing activities	941,561
Change In Cash	35,779
Cash, Beginning of Period	174,147
Cash, End of Period	$209,926
Supplemental disclosure of cash flow information:
Cash paid for interest on mandatory redeemable preferred shares and credit facilities during the period	$139,819
Cash paid for taxes during the period	$3,721

See accompanying notes to consolidated financial statements.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Class A
Per share data:
Net asset value, beginning of period	$25.09		$24.96		$23.86		$25.75		$25.13
Income from investment operations:
Net investment income(a)	1.96		2.27		2.50		1.62		1.46
Net realized and unrealized gains (losses)	(0.17)		0.11		0.61		(2.09)		0.55
Total income (loss) from investment operations	1.79		2.38		3.11		(0.47)		2.01
Less distributions declared to shareholders:
From net investment income	(2.03)		(2.25)		(2.01)		(1.42)		(1.39)
Total distributions	(2.03)		(2.25)		(2.01)		(1.42)		(1.39)
Net asset value, end of period	$24.85		$25.09		$24.96		$23.86		$25.75
Total return, excluding expense support(b)	7.35%		9.91%		13.53%		(1.70)%		8.93%
Total return, including expense support(b)	7.35%		9.91%		13.53%		(1.84)%		8.21%
Ratios to average net assets/supplemental data:
Net assets, end of period	$81,969		$90,043		$68,153		$58,829		$62,031
Including interest expense:
Expenses, excluding expense support(d)(g)	7.10	%(h)	7.13	%(h)	6.97	%(h)	4.92	%(h)	3.11	%(h)
Expenses, including expense support(d)(f)(g)	7.10	%(h)	7.13	%(h)	6.97	%(h)	5.06	%(h)	3.83	%(h)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	3.97%		4.25%		4.40%		3.40%		2.46%
Expenses, including expense support(d)(f)(g)	3.97%		4.25%		4.40%		3.54%		3.18%
Net investment income(d)	7.84%		9.05%		10.25%		6.53%		5.72%
Portfolio turnover rate	30.08%		46.16%		30.64%		38.16%		43.72%

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from January 26, 2017 (commencement of operations) to October 31, 2017
Class A
Per share data:
Net asset value, beginning of period	$25.93	$25.44		$25.80	$25.25	$25.00
Income from investment operations:
Net investment income(a)	1.40	0.23		1.39	1.52	0.86
Net realized and unrealized gains (losses)	(0.80)	0.49		(0.36)	0.42	0.44
Total income from investment operations	0.60	0.72		1.03	1.94	1.30
Less distributions declared to shareholders:
From net investment income	(1.40)	(0.23)		(1.39)	(1.39)	(0.86)
From net realized gains on investments	—	—		—	—	(0.12)
From net unrealized gains on investments and foreign currency	—	—		—	—	(0.07)
Total distributions	(1.40)	(0.23)		(1.39)	(1.39)	(1.05)
Net asset value, end of period	$25.13	$25.93		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	3.61%	2.86	%(c)	4.37%	(2.44)%	(37.12	)%(c)
Total return, including expense support(d)	2.77%	2.86	%(c)	4.10%	7.91%	5.32	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$58,881	$60,203		$54,386	$37,915	$12,865
Including interest expense:
Expenses, excluding expense support(e)(h)	3.44%	4.01	%(f)	4.03%	5.98%	58.85	%(f)
Expenses, including expense support(e)(g)(h)	4.28%	4.01	%(f)	4.30%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	2.90%	3.33	%(f)	3.38%	5.97%	58.85	%(f)
Expenses, including expense support(g)(h)	3.73%	3.33	%(f)	3.65%	0.33%	0.00	%(f)
Net investment income(e)	5.86%	5.27	%(f)	5.56%	5.91%	4.48	%(f)
Portfolio turnover rate	59.77%	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2025.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan, (the "DRIP"). Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by CION Ares Management, LLC (the "Adviser").

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Base management fee	1.89%	1.81%	1.82%	1.77%	1.58%
Income based incentive fee	1.39%	1.59%	1.77%	0.79%	—%
Cost of borrowing	3.14%	2.88%	2.57%	1.52%	0.65%
Net expense support	—%	—%	—%	0.14%	0.72%
Other operating expenses	0.68%	0.85%	0.81%	0.84%	0.88%
Total operating expenses	7.10%	7.13%	6.97%	5.06%	3.83%
	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from January 26, 2017 (commencement of operations) to October 31, 2017
Base management fee	1.56%	1.56%	1.47%	1.49%	1.49%
Income based incentive fee	—%	—%	—%	—%	—%
Cost of borrowing	0.54%	0.68%	0.65%	—%	—%
Net expense support	0.84%	—%	0.27%	(5.91)%	(56.68)%
Other operating expenses	1.35%	1.77%	1.91%	4.76%	55.19%
Total operating expenses	4.28%	4.01%	4.30%	0.34%	—%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares ("MRPS"). See Note 7 to the consolidated financial statements for the year ended December 31, 2025.
Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Class C
Per share data:
Net asset value, beginning of period	$24.93		$24.77		$23.66		$25.65		$25.05
Income from investment operations:
Net investment income(a)	1.79		2.11		2.32		1.48		1.43
Net realized and unrealized gains (losses)	(0.17)		0.10		0.60		(2.08)		0.56
Total income (loss) from investment operations	1.62		2.21		2.92		(0.60)		1.99
Less distributions declared to shareholders:
From net investment income	(1.82)		(2.05)		(1.81)		(1.39)		(1.39)
Total distributions	(1.82)		(2.05)		(1.81)		(1.39)		(1.39)
Net asset value, end of period	$24.73		$24.93		$24.77		$23.66		$25.65
Total return, excluding expense support(b)	6.65%		9.24%		12.80%		(2.31)%		8.20%
Total return, including expense support(b)	6.65%		9.24%		12.80%		(2.42)%		8.16%
Ratios to average net assets/supplemental data:
Net assets, end of period	$61,281		$73,279		$79,242		$73,573		$77,361
Including interest expense:
Expenses, excluding expense support(d)(g)	7.74	%(h)	7.75	%(h)	7.62	%(h)	5.50	%(h)	3.87	%(h)
Expenses, including expense support(d)(f)(g)	7.74	%(h)	7.75	%(h)	7.62	%(h)	5.61	%(h)	3.91	%(h)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.61%		4.90%		5.05%		3.98%		3.22%
Expenses, including expense support(d)(f)(g)	4.61%		4.90%		5.05%		4.09%		3.26%
Net investment income(d)	7.22%		8.47%		9.59%		5.99%		5.65%
Portfolio turnover rate	30.08%		46.16%		30.64%		38.16%		43.72%

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class C
Per share data:
Net asset value, beginning of period	$25.90	$25.44		$25.80	$25.25	$24.95
Income from investment operations:
Net investment income(a)	1.35	0.19		1.39	1.52	0.39
Net realized and unrealized gains (losses)	(0.80)	0.50		(0.36)	0.42	0.33
Total income from investment operations	0.55	0.69		1.03	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(1.40)	(0.23)		(1.39)	(1.39)	(0.39)
From net realized gains on investments	—	—		—	—	(0.02)
From net unrealized gains on investments and foreign currency	—	—		—	—	(0.01)
Total distributions	(1.40)	(0.23)		(1.39)	(1.39)	(0.42)
Net asset value, end of period	$25.05	$25.90		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	2.81%	2.74	%(c)	3.70%	(3.19)%	(3.56	)%(c)
Total return, including expense support(d)	2.57%	2.74	%(c)	4.10%	7.91%	2.95	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$68,039	$65,779		$59,912	$29,868	$3,898
Including interest expense:
Expenses, excluding expense support(e)	4.18%	4.76	%(f)	4.82%	6.73%	25.59	%(f)
Expenses, including expense support(e)(g)	4.41%	4.76	%(f)	4.42%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support	3.64%	4.07	%(f)	4.15%	6.72%	22.59	%(f)
Expenses, including expense support(g)	3.88%	4.07	%(f)	3.75%	0.33%	0.00	%(f)
Net investment income(e)	5.66%	4.52	%(f)	5.48%	5.91%	5.17	%(f)
Portfolio turnover rate	59.77%	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2025.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Base management fee	1.89%	1.80%	1.82%	1.77%	1.58%
Income based incentive fee	1.39%	1.49%	1.66%	0.61%	—%
Cost of borrowing	3.13%	2.85%	2.57%	1.52%	0.65%
Net expense support	—%	—%	—%	0.11%	0.04%
Other operating expenses	1.34%	1.61%	1.57%	1.60%	1.64%
Total operating expenses	7.75%	7.75%	7.62%	5.61%	3.91%
	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Base management fee	1.56%	1.56%	1.47%	1.49%	1.49%
Income based incentive fee	—%	—%	—%	—%	—%
Cost of borrowing	0.52%	0.68%	0.67%	—%	—%
Net expense support	0.24%	—%	(0.40)%	(6.20)%	(33.93)%
Other operating expenses	2.09%	2.52%	2.67%	5.05%	32.44%
Total operating expenses	4.41%	4.76%	4.42%	0.34%	—%

(h)  Includes stated dividends and amortization of deferred issuance costs on the MRPS. See Note 7 to the consolidated financial statements for the year ended December 31, 2025.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Class I
Per share data:
Net asset value, beginning of period	$25.36		$25.23		$24.12		$26.01		$25.22
Income from investment operations:
Net investment income(a)	2.03		2.35		2.58		1.73		1.62
Net realized and unrealized gains (losses)	(0.17)		0.11		0.62		(2.14)		0.56
Total income (loss) from investment operations	1.86		2.46		3.20		(0.41)		2.18
Less distributions declared to shareholders:
From net investment income	(2.13)		(2.33)		(2.09)		(1.48)		(1.39)
Total distributions	(2.13)		(2.33)		(2.09)		(1.48)		(1.39)
Net asset value, end of period	$25.09		$25.36		$25.23		$24.12		$26.01
Total return, excluding expense support(b)	7.55%		10.17%		13.79%		(1.62)%		8.90%
Total return, including expense support(b)	7.55%		10.17%		13.79%		(1.62)%		8.87%
Ratios to average net assets/supplemental data:
Net assets, end of period	$4,144,746		$3,378,787		$2,432,547		$1,819,625		$1,339,092
Including interest expense:
Expenses, excluding expense support(d)(g)	6.90	%(h)	6.92	%(h)	6.75	%(h)	4.87	%(h)	3.25	%(h)
Expenses, including expense support(d)(f)(g)	6.90	%(h)	6.92	%(h)	6.75	%(h)	4.87	%(h)	3.28	%(h)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	3.76%		4.03%		4.18%		3.32%		2.56%
Expenses, including expense support(d)(f)(g)	3.76%		4.03%		4.18%		3.32%		2.59%
Net investment income(d)	8.05%		9.26%		10.50%		6.92%		6.34%
Portfolio turnover rate	30.08%		46.16%		30.64%		38.16%		43.72%

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class I
Per share data:
Net asset value, beginning of period	$25.93	$25.44		$25.80	$25.25	$24.95
Income from investment operations:
Net investment income(a)	1.49	0.23		1.39	1.52	0.40
Net realized and unrealized gains (losses)	(0.80)	0.49		(0.36)	0.42	0.32
Total income from investment operations	0.69	0.72		1.03	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(1.40)	(0.23)		(1.39)	(1.39)	(0.40)
From net realized gains on investments	—	—		—	—	(0.01)
From net unrealized gains on investments and foreign currency	—	—		—	—	(0.01)
Total distributions	(1.40)	(0.23)		(1.39)	(1.39)	(0.42)
Net asset value, end of period	$25.22	$25.93		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	3.55%	2.88	%(c)	4.78%	(2.19)%	(2.49	)%(c)
Total return, including expense support(d)	3.12%	2.86	%(c)	4.10%	7.91%	2.95	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$603,536	$354,144		$298,481	$111,705	$6,048
Including interest expense:
Expenses, excluding expense support(e)(h)	3.50%	3.74	%(f)	3.87%	5.73%	18.62	%(f)
Expenses, including expense support(e)(g)(h)	3.93%	3.87	%(f)	4.55%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	2.97%	3.06	%(f)	3.17%	5.71%	18.62	%(f)
Expenses, including expense support(g)(h)	3.39%	3.19	%(f)	3.85%	0.32%	0.00	%(f)
Net investment income(e)	6.24%	5.44	%(f)	5.38%	5.91%	5.19	%(f)
Portfolio turnover rate	59.77%	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2025.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Base management fee	1.89%	1.81%	1.82%	1.78%	1.60%
Income based incentive fee	1.39%	1.62%	1.81%	0.95%	0.33%
Cost of borrowing	3.14%	2.89%	2.56%	1.55%	0.69%
Net expense support	—%	—%	—%	—%	0.03%
Other operating expenses	0.48%	0.60%	0.56%	0.59%	0.63%
Total operating expenses	6.90%	6.92%	6.75%	4.87%	3.28%
	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Base management fee	1.59%	1.56%	1.48%	1.49%	1.49%
Income based incentive fee	0.25%	—%	—%	—%	—%
Cost of borrowing	0.53%	0.68%	0.71%	—%	—%
Net expense support	0.43%	0.13%	0.68%	(4.79)%	(29.81)%
Other operating expenses	1.14%	1.51%	1.68%	3.64%	28.33%
Total operating expenses	3.93%	3.87%	4.55%	0.34%	—%

(h)  Includes stated dividends and amortization of deferred issuance costs on the MRPS. See Note 7 to the consolidated financial statements for the year ended December 31, 2025.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Class L
Per share data:
Net asset value, beginning of period	$25.18		$25.04		$23.93		$25.85		$25.14
Income from investment operations:
Net investment income(a)	1.91		2.23		2.45		1.63		1.54
Net realized and unrealized gains (losses)	(0.17)		0.10		0.61		(2.11)		0.56
Total income (loss) from investment operations	1.74		2.33		3.06		(0.48)		2.10
Less distributions declared to shareholders:
From net investment income	(2.00)		(2.19)		(1.95)		(1.44)		(1.39)
Total distributions	(2.00)		(2.19)		(1.95)		(1.44)		(1.39)
Net asset value, end of period	$24.92		$25.18		$25.04		$23.93		$25.85
Total return, excluding expense support(b)	7.15%		9.68%		13.28%		(1.92)%		8.69%
Total return, including expense support(b)	7.15%		9.68%		13.28%		(1.92)%		8.58%
Ratios to average net assets/supplemental data:
Net assets, end of period	$13,257		$12,552		$11,283		$10,537		$9,845
Including interest expense:
Expenses, excluding expense support(d)(g)	7.33	%(h)	7.34	%(h)	7.19	%(h)	5.12	%(h)	3.40	%(h)
Expenses, including expense support(d)(f)(g)	7.33	%(h)	7.34	%(h)	7.19	%(h)	5.12	%(h)	3.51	%(h)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.19%		4.47%		4.62%		3.59%		2.75%
Expenses, including expense support(d)(f)(g)	4.19%		4.47%		4.62%		3.59%		2.86%
Net investment income(d)	7.64%		8.87%		10.03%		6.56%		6.05%
Portfolio turnover rate	30.08%		46.16%		30.64%		38.16%		43.72%

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
Class L
Per share data:
Net asset value, beginning of period	$25.92	$25.44		$25.80	$25.23
Income from investment operations:
Net investment income(a)	1.44	0.19		1.39	1.52
Net realized and unrealized gains (losses)	(0.82)	0.52		(0.36)	0.43
Total income from investment operations	0.62	0.71		1.03	1.95
Less distributions declared to shareholders:
From net investment income	(1.40)	(0.23)		(1.39)	(1.38)
Total distributions	(1.40)	(0.23)		(1.39)	(1.38)
Net asset value, end of period	$25.14	$25.92		$25.44	$25.80
Total return, excluding expense support(b)	3.27%	2.82	%(c)	4.32%	(2.69	)%(c)
Total return, including expense support(d)	2.85%	2.82	%(c)	4.10%	7.96	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$7,364	$6,325		$5,536	$1,933
Including interest expense:
Expenses, excluding expense support(e)(h)	3.82%	4.24	%(f)	4.38%	6.23	%(f)
Expenses, including expense support(e)(g)(h)	4.24%	4.24	%(f)	4.60%	0.34	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	3.27%	3.56	%(f)	3.67%	6.21	%(f)
Expenses, including expense support(g)(h)	3.69%	3.56	%(f)	3.89%	0.32	%(f)
Net investment income(e)	6.04%	4.47	%(f)	5.35%	5.19	%(f)
Portfolio turnover rate	59.77%	5.42	%(c)	63.58%	28.36	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2025.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Base management fee	1.89%	1.80%	1.82%	1.78%	1.58%
Income based incentive fee	1.39%	1.56%	1.73%	0.75%	0.05%
Cost of borrowing	3.14%	2.87%	2.57%	1.53%	0.65%
Net expense support	—%	—%	—%	—%	0.11%
Other operating expenses	0.91%	1.11%	1.07%	1.06%	1.12%
Total operating expenses	7.33%	7.34%	7.19%	5.12%	3.51%

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*	For the Year Ended October 31, 2019	For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
Base management fee	1.58%	1.56%	1.49%	1.48%
Income based incentive fee	0.02%	—%	—%	—%
Cost of borrowing	0.55%	0.68%	0.72%	—%
Net expense support	0.42%	—%	0.21%	(4.71)%
Other operating expenses	1.68%	2.01%	2.18%	3.57%
Total operating expenses	4.24%	4.24%	4.60%	0.34%

(h)  Includes stated dividends and amortization of deferred issuance costs on the MRPS. See Note 7 to the consolidated financial statements for the year ended December 31, 2025.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Class U
Per share data:
Net asset value, beginning of period	$25.23		$25.08		$23.95		$25.87		$25.18
Income from investment operations:
Net investment income(a)	1.86		2.17		2.41		1.59		1.52
Net realized and unrealized gains (losses)	(0.17)		0.11		0.61		(2.11)		0.56
Total income (loss) from investment operations	1.69		2.28		3.02		(0.52)		2.08
Less distributions declared to shareholders:
From net investment income	(1.93)		(2.13)		(1.89)		(1.40)		(1.39)
Total distributions	(1.93)		(2.13)		(1.89)		(1.40)		(1.39)
Net asset value, end of period	$24.99		$25.23		$25.08		$23.95		$25.87
Total return, excluding expense support(b)	6.92%		9.45%		13.07%		(2.07)%		8.48%
Total return, including expense support(b)	6.92%		9.45%		13.07%		(2.07)%		8.48%
Ratios to average net assets/supplemental data:
Net assets, end of period	$678,292		$614,678		$477,044		$388,866		$345,691
Including interest expense:
Expenses, excluding expense support(d)(g)	7.54	%(h)	7.56	%(h)	7.39	%(h)	5.33	%(h)	3.64	%(h)
Expenses, including expense support(d)(f)(g)	7.54	%(h)	7.56	%(h)	7.39	%(h)	5.33	%(h)	3.64	%(h)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.40%		4.68%		4.82%		3.80%		2.97%
Expenses, including expense support(d)(f)(g)	4.40%		4.68%		4.82%		3.80%		2.97%
Net investment income(d)	7.42%		8.62%		9.85%		6.39%		5.96%
Portfolio turnover rate	30.08%		46.16%		30.64%		38.16%		43.72%

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Period from July 26, 2019 (commencement of operations) to October 31, 2019
Class U
Per share data:
Net asset value, beginning of period	$25.92	$25.44		$25.86
Income from investment operations:
Net investment income(a)	1.42	0.20		0.40
Net realized and unrealized gains (losses)	(0.76)	0.51		(0.45)
Total income (loss) from investment operations	0.66	0.71		(0.05)
Less distributions declared to shareholders:
From net investment income	(1.40)	(0.23)		(0.37)
Total distributions	(1.40)	(0.23)		(0.37)
Net asset value, end of period	$25.18	$25.92		$25.44
Total return, excluding expense support(b)	3.01%	2.74%		1.60%
Total return, including expense support(b)	2.99%	2.82%		(0.14)%
Ratios to average net assets/supplemental data:
Net assets, end of period	$199,175	$42,902		$10,434
Including interest expense:
Expenses, excluding expense support(d)(g)	4.00%	4.31	%(e)	4.85	%(e)
Expenses, including expense support(d)(f)(g)	4.02%	3.83	%(e)	6.59	%(e)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	3.51%	3.66	%(e)	3.88	%(e)
Expenses, including expense support(d)(f)(g)	3.54%	4.48	%(e)	5.62	%(e)
Net investment income(d)	5.98%	5.39	%(e)	12.08	%(e)
Portfolio turnover rate	59.77%	5.42	%(c)	63.58	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2025.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Base management fee	1.89%	1.81%	1.82%	1.78%	1.59%
Income based incentive fee	1.39%	1.52%	1.70%	0.67%	—%
Cost of borrowing	3.14%	2.88%	2.57%	1.53%	0.67%
Net expense support	—%	—%	—%	—%	—%
Other operating expenses	1.12%	1.35%	1.30%	1.35%	1.38%
Total operating expenses	7.54%	7.56%	7.39%	5.33%	3.64%

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*	For the Period from July 26, 2019 (commencement of operations) to October 31, 2019
Base management fee	1.60%	1.56%	1.61%
Income based incentive fee	—%	—%	—%
Cost of borrowing	0.48%	0.65%	0.89%
Net expense support	0.02%	(0.47)%	1.74%
Other operating expenses	1.92%	2.10%	2.35%
Total operating expenses	4.02%	3.83%	6.59%

(h)  Includes stated dividends and amortization of deferred issuance costs on the MRPS. See Note 7 to the consolidated financial statements for the year ended December 31, 2025.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Period from April 13, 2020 (commencement of operations) to December 31, 2020
Class U-2
Per share data:
Net asset value, beginning of period	$25.20		$25.05		$23.92		$25.85		$25.17		$21.79
Income from investment operations:
Net investment income(a)	1.85		2.17		2.40		1.60		1.52		0.76
Net realized and unrealized gains (losses)	(0.17)		0.11		0.62		(2.13)		0.55		3.62
Total income (loss) from investment operations	1.68		2.28		3.02		(0.53)		2.07		4.38
Less distributions declared to shareholders:
From net investment income	(1.92)		(2.13)		(1.89)		(1.40)		(1.39)		(1.00)
Total distributions	(1.92)		(2.13)		(1.89)		(1.40)		(1.39)		(1.00)
Net asset value, end of period	$24.96		$25.20		$25.05		$23.92		$25.85		$25.17
Total return, excluding expense support(b)	6.92%		9.45%		13.08%		(2.11)%		8.44%		19.71%
Total return, including expense support(b)	6.92%		9.45%		13.08%		(2.11)%		8.44%		19.71%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$146,335		$133,700		$106,738		$84,792		$56,851		$12,018
Including interest expense:
Expenses, excluding expense support(d)(g)	7.54	%(h)	7.56	%(h)	7.40	%(h)	5.39	%(h)	3.74	%(h)	4.10	%(e)
Expenses, including expense support(d)(f)(g)	7.54	%(h)	7.56	%(h)	7.40	%(h)	5.39	%(h)	3.74	%(h)	4.10	%(e)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.40%		4.68%		4.84%		3.83%		3.00%		3.69	%(e)
Expenses, including expense support(d)(f)(g)	4.40%		4.68%		4.84%		3.83%		3.00%		3.69	%(e)
Net investment income(d)	7.41%		8.63%		9.84%		6.48%		5.98%		4.48	%(e)
Portfolio turnover rate	30.08%		46.16%		30.64%		38.16%		43.72%		59.77	%(c)

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period from April 13, 2020 (commencement of operations) to December 31, 2020
Base management fee	1.89%	1.81%	1.82%	1.78%	1.62%	1.54%
Income based incentive fee	1.39%	1.52%	1.70%	0.71%	—%	—%
Cost of borrowing	3.14%	2.88%	2.56%	1.56%	0.74%	0.39%
Net expense support	—%	—%	—%	—%	—%	—%
Other operating expenses	1.12%	1.35%	1.32%	1.34%	1.38%	2.17%
Total operating expenses	7.54%	7.56%	7.40%	5.39%	3.74%	4.10%

(h)  Includes stated dividends and amortization of deferred issuance costs on the MRPS. See Note 7 to the consolidated financial statements for the year ended December 31, 2025.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Class W
Per share data:
Net asset value, beginning of period	$25.37		$25.23		$24.11		$26.03		$25.27
Income from investment operations:
Net investment income(a)	1.92		2.25		2.47		1.62		1.58
Net realized and unrealized gains (losses)	(0.17)		0.10		0.61		(2.10)		0.57
Total income (loss) from investment operations	1.75		2.35		3.08		(0.48)		2.15
Less distributions declared to shareholders:
From net investment income	(2.01)		(2.21)		(1.96)		(1.44)		(1.39)
Total distributions	(2.01)		(2.21)		(1.96)		(1.44)		(1.39)
Net asset value, end of period	$25.11		$25.37		$25.23		$24.11		$26.03
Total return, excluding expense support(b)	7.14%		9.68%		13.28%		(1.91)%		8.73%
Total return, including expense support(b)	7.14%		9.68%		13.28%		(1.91)%		8.73%
Ratios to average net assets/supplemental data:
Net assets, end of period	$34,381		$35,267		$34,213		$32,160		$38,688
Including interest expense:
Expenses, excluding expense support(d)(g)	7.32	%(h)	7.33	%(h)	7.19	%(h)	5.03	%(h)	3.39	%(h)
Expenses, including expense support(d)(f)(g)	7.32	%(h)	7.33	%(h)	7.19	%(h)	5.03	%(h)	3.39	%(h)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.18%		4.47%		4.62%		3.53%		2.75%
Expenses, including expense support(d)(f)(g)	4.18%		4.47%		4.62%		3.53%		2.75%
Net investment income(d)	7.64%		8.88%		10.03%		6.45%		6.17%
Portfolio turnover rate	30.08%		46.16%		30.64%		38.16%		43.72%

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Period from December 21, 2018 (commencement of operations) to October 31, 2019
Class W
Per share data:
Net asset value, beginning of period	$25.92	$25.44		$25.03
Income from investment operations:
Net investment income(a)	1.50	0.25		1.23
Net realized and unrealized gains (losses)	(0.75)	0.46		0.38
Total income (loss) from investment operations	0.75	0.71		1.61
Less distributions declared to shareholders:
From net investment income	(1.40)	(0.23)		(1.20)
Total distributions	(1.40)	(0.23)		(1.20)
Net asset value, end of period	$25.27	$25.92		$25.44
Total return, excluding expense support(b)	3.35%	2.82%		7.00%
Total return, including expense support(b)	3.35%	2.82%		6.25%
Ratios to average net assets/supplemental data:
Net assets, end of period	$39,831	$39,449		$38,423
Including interest expense:
Expenses, excluding expense support(d)(g)	3.65%	4.28	%(e)	4.73	%(e)
Expenses, including expense support(d)(f)(g)	3.65%	4.28	%(e)	5.47	%(e)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	3.14%	3.59	%(e)	3.65	%(e)
Expenses, including expense support(d)(f)(g)	3.14%	3.59	%(e)	4.39	%(e)
Net investment income(d)	6.23%	4.97	%(e)	5.14	%(e)
Portfolio turnover rate	59.77%	5.42	%(c)	63.58	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2025.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Base management fee	1.89%	1.80%	1.82%	1.77%	1.58%
Income based incentive fee	1.39%	1.56%	1.74%	0.70%	0.06%
Cost of borrowing	3.14%	2.86%	2.57%	1.50%	0.64%
Net expense support	—%	—%	—%	—%	—%
Other operating expenses	0.90%	1.11%	1.06%	1.06%	1.11%
Total operating expenses	7.32%	7.33%	7.19%	5.03%	3.39%

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*	For the Period from December 21, 2018 (commencement of operations) to October 31, 2019
Base management fee	1.54%	1.56%	1.57%
Income based incentive fee	0.03%	—%	—%
Cost of borrowing	0.50%	0.68%	0.91%
Net expense support	—%	—%	0.74%
Other operating expenses	1.58%	2.03%	2.24%
Total operating expenses	3.65%	4.28%	5.47%

(h)  Includes stated dividends and amortization of deferred issuance costs on the MRPS. See Note 7 to the consolidated financial statements for the year ended December 31, 2025.

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

Information about the Fund's senior securities as of December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and October 31, 2019 is shown in the following table. There were no senior securities outstanding as of October 31, 2018 and October 31, 2017.

	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Class and Period Ended
State Street Credit Facility
December 31, 2025	$244,022	$4,878	—	N/A
December 31, 2024	277,014	4,579	—	N/A
December 31, 2023	246,939	6,200	—	N/A
December 31, 2022	317,201	5,299	—	N/A
December 31, 2021	176,803	6,461	—	N/A
December 31, 2020	111,283	6,233	—	N/A
December 31, 2019	110,387	5,383	—	N/A
October 31, 2019	142,357	3,847	—	N/A
Wells Credit Facility
December 31, 2025	$1,144,309	$4,878	—	N/A
December 31, 2024	845,143	4,579	—	N/A
December 31, 2023	426,117	6,200	—	N/A
December 31, 2022	348,844	5,299	—	N/A
December 31, 2021	225,664	6,461	—	N/A
December 31, 2020	77,025	6,233	—	N/A
December 31, 2019	19,054	5,383	—	N/A
October 31, 2019	19,397	3,847	—	N/A
BNP Credit Facility
December 31, 2025	$200,000	$4,878	—	N/A
December 31, 2024	300,000	4,579	—	N/A
Mandatory Redeemable Preferred Shares*
December 31, 2025	$1,070,000	$73.20	$25.00	N/A
December 31, 2024	770,000	74.36	25.00	N/A
December 31, 2023	570,000	86.35	25.00	N/A
December 31, 2022	420,000	81.52	25.00	N/A
December 31, 2021	300,000	93.11	25.00	N/A
Secured Borrowings
December 31, 2025	$18,397	$4,878	—	N/A
December 31, 2024	5,315	4,579	—	N/A
December 31, 2023	6,548	6,200	—	N/A
December 31, 2022	5,776	5,299	—	N/A
December 31, 2021	5,776	6,461	—	N/A
December 31, 2020	650	6,233	—	N/A
December 31, 2019	314	5,383	—	N/A
October 31, 2019	349	3,847	—	N/A

Annual Report 2025

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

*  There were no MRPS outstanding as of December 31, 2020, December 31, 2019 and October 31, 2019.

(a)  Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(b)  The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness as calculated separately for each of the MRPS and the credit facilities in accordance with Section 18(h) of the Investment Company Act of 1940, as amended. With respect to the MRPS, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding MRPS (based on a per share liquidation preference of $25). With respect to the credit facilities, the asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit".

(c)  The amount to which such class of senior security would be entitled upon the Fund's involuntary liquidation in preference to any security junior to it. The "—" in this column indicates that the U.S. Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(d)  Not applicable to senior securities outstanding as of period end.

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

CION Ares Diversified Credit Fund (the "Fund") is a closed-end, diversified management investment company that is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Fund operates as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016.

The Fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

The Fund is externally managed by CION Ares Management, LLC (the "Adviser") pursuant to an investment advisory and management agreement. The Adviser was registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management Corporation ("Ares Management"), a publicly traded, leading global alternative investment manager, and CION Investment Group, LLC and is controlled by Ares Management. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management, provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the Fund's board of trustees (the "Board") approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial highlights include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019 and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Fund and its consolidated subsidiaries. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in depository or money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated the Adviser as the Fund's "valuation designee" (the "Valuation Designee") to perform fair value determinations for investments held by the Fund without readily available market quotations subject to the oversight of the Board. All investments are recorded at their fair value.

Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Valuation Designee looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Valuation Designee, subject to the oversight of the Board, in accordance with the Valuation Designee's valuation policy. The Valuation Designee may utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation in accordance with the valuation policy and a consistently applied valuation process.

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

Investments in the Fund's portfolio that do not have a readily available market are valued at fair value as determined in good faith by the Valuation Designee as described herein. As part of the valuation process for investments that do not have readily available market prices, the Valuation Designee may take into account the following types of factors, if relevant, in determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Valuation Designee considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. See Note 4 for more information on the Fund's valuation process.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. To maintain the Fund's tax treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, (the "Code"), this non-cash source of income must be paid out to shareholders in the form of dividends for the year the income was earned, even though the Fund has not yet collected the cash. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

Equity investments in a collateralized loan obligation ("CLO") recognize interest income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, in accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets.

Dividend Income Recognition

Dividend income on preferred equity is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. To the extent preferred equity contains PIK provisions, PIK dividends, computed at the contractual rate specified in each applicable agreement, are accrued and recorded as dividend income and added to the principal balance of the preferred equity. PIK dividends added to the principal balance are generally collected upon redemption of the equity.

Foreign Currency Transactions and Foreign Currency Forward Contracts

The Fund's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

on the following basis: (i) fair value of investment securities, other assets and liabilities at the exchange rates prevailing at the end of the period; and (ii) purchases and sales of investment securities, income and expense at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in "net realized and unrealized gains or losses on investments" in the consolidated statement of operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into foreign currency forward contracts for operational purposes and to protect against adverse exchange rate fluctuations. A foreign currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the foreign currency forward contracts are obtained from an independent pricing source.

Derivative Instruments

The Fund values its derivatives at fair value with the unrealized gains or losses recorded in "net realized and unrealized gains or losses on derivative contracts" in the Fund's consolidated statement of operations.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares ("MRPS") at amortized cost and such shares are included as a liability on the consolidated statement of assets and liabilities. See Note 7 for more information on the MRPS.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and MRPS issuance costs are amortized over the life of the relevant senior secured revolving credit facilities and MRPS, using the straight line method.

Secured Borrowings

The Fund follows the guidance in ASC Topic 860, Transfers and Servicing ("ASC 860"), when accounting for participations and other partial loan sales. Certain loan sales do not qualify for sale accounting under ASC 860 because these sales do not meet the definition of a "participating interest," as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest or which are not eligible for sale accounting remain as an investment on the consolidated statement of assets and liabilities as required under GAAP and the proceeds are recorded as a secured borrowing. Secured borrowings are carried at fair value and included in "accrued expenses and other payables" in the accompanying consolidated statement of assets and liabilities.

Income Taxes

The Fund has elected to be treated as a RIC under the Code, and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, the Fund must, among other requirements, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of MRPS are treated as dividends. See Note 7 for more information on the MRPS.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the consolidated schedule of investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Common Shareholders

The Fund records distributions from net investment income daily. These distributions may be reinvested or paid monthly to shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its taxable income. The Fund intends to pay any capital gains distributions at least annually.

The Fund may make distributions, without limitation, from offering proceeds or borrowings, which may constitute a return of capital, as well as net investment income from operations, capital and non-capital gains from the sale of assets, and dividends or distributions from equity investments. Furthermore, a portion of the Fund's distributions may be derived from expense support payments made by the Adviser, which are subject to repayment by the Fund within three years pursuant to the Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement"). The purpose of such expense support payments is to ensure that the Fund bears an appropriate level of expenses. As such, the Fund's distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or the Adviser continues to make such expense support payments. Any future repayments of expenses by the Fund will reduce cash otherwise potentially available for distributions. There can be no assurance that sufficient performance will be achieved in order to sustain the current level of the Fund's distributions. After the expiration of the current term of the Expense Support Agreement on July 31, 2026, the Adviser has no obligation to make expense support payments in future periods. If the Adviser did not make any expense support payments during such period, all or a portion of the Fund's distributions would have been a return of capital which would reduce the available capital for investment. The sources of the Fund's distributions may vary periodically. Please refer to the Financial Highlights table for the sources of distributions.

Shareholders' Allocations

The Fund currently offers Class A, Class C, Class I, Class L, Class U, Class U-2 and Class W common shares (See Note 5 for more information on the Fund's common shares). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated daily to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Segment Reporting

In accordance with ASC Topic 280, Segment Reporting ("ASC 280"), the Fund has determined that it has a single operating and reporting segment. As a result, the Fund's segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales and transfers of assets.

Use of Estimates in the Preparation of the Consolidated Financial Statements

The preparation of the consolidated financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income or

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

loss and expenses during the reporting period. Actual results could differ from those estimates and such differences may be actual and contingent. Significant estimates include the valuation of investments.

Recent Accounting Pronouncements

The Fund considers the applicability and impact of all accounting standard updates ("ASUs") issued by the Financial Accounting Standards Board (the "FASB"). ASUs not listed were assessed by the Fund and either determined to be not applicable or expected to have minimal impact on its consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures ("ASU 2023-09"), which intends to improve the transparency of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund has adopted ASU 2023-09, effective December 31, 2025 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements.

In November 2024, the FASB issued ASU 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures ("ASU 2024-03"), which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim periods beginning with the first quarter ended March 31, 2028. Early adoption and retrospective application is permitted. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its consolidated financial statements.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares Management's investment professionals.

Pursuant to the third amended and restated investment advisory agreement, dated as of May 22, 2020 (the "Investment Advisory Agreement"), by and between the Fund and the Adviser, the Adviser provides certain investment advisory and administrative services to the Fund. In consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the investment sub-advisory agreement, dated as of December 6, 2016 (the "Investment Sub-Advisory Agreement"), by and among the Adviser, Ares Capital Management II LLC (the "Sub-Adviser") and the Fund, the Adviser pays the Sub-Adviser 40% of the Management Fee and Incentive Fee actually received and retained and not otherwise used to support expenses.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee at an annual rate of 1.25% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. The Management Fee incurred by the Fund for the year ended December 31, 2025 was $89,758.

The Incentive Fee is calculated and payable quarterly in arrears based upon each share class's "pre-incentive fee net investment income" for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on each share class's "average daily net asset value," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the fiscal quarter, minus each share class's operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each class accrued during the fiscal quarter. For such purposes, each share class's operating expenses will include the Management Fee, expenses reimbursed to the Adviser under the administration agreement, dated as of December 6, 2016 (the "Adviser Administration Agreement"), by and between the Fund and the Adviser, and any interest expense and distributions paid on any issued and outstanding preferred shares, but will exclude the Incentive Fee.

The "catch-up" provision is intended to provide the Adviser with an Incentive Fee of 15% on each share class's pre-incentive fee net investment income when the share class's pre-incentive fee net investment income reaches 1.765% of average daily net asset value in any fiscal quarter. The Incentive Fee incurred by the Fund for all share classes for the year ended December 31, 2025 was $66,003.

Prior to May 22, 2020, the Incentive Fee was calculated and payable quarterly in arrears based upon the Fund's (rather than each class's) "pre-incentive fee net investment income" for the immediately preceding quarter, and was subject to a hurdle rate, expressed as a rate of return on the Fund's "adjusted

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. "Adjusted Capital" previously was defined as the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's DRIP (as defined below)), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program and further reduced by distribution representing a return of capital. In calculating any Incentive Fee, "pre-incentive fee net investment income" was previously defined to mean interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter.

The Adviser and the Sub-Adviser are obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement and Investment Sub-Advisory Agreement, respectively, including compensation of and office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund.

Under the Expense Support Agreement, the Adviser may at its discretion, through the period ending July 31, 2026, reimburse the Fund's or any class's operating expenses to the extent that it deems appropriate in order to ensure that the Fund or a class bears an appropriate level of expenses (the "Expense Payment"). Prior to July 31, 2019, the Adviser had agreed contractually to reimburse the Fund's initial organizational and offering costs, as well as the Fund's operating expenses, to the extent that aggregate distributions made to the Fund's shareholders during the applicable quarter exceeded the sum of (i) the Fund's net investment Fund taxable income (including net short-term capital gains reduced by net long-term capital losses); (ii) the Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser's agreement to reimburse the Fund's operating expenses, the Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed subject to the limitation that a reimbursement (an "Adviser Reimbursement") will be made only if and to the extent that (i) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause other fund operating expenses attributable to the applicable class (on an annualized basis and net of any reimbursements received by the Fund with respect to such class during such fiscal year) during the applicable quarter to exceed the percentage of the Fund's average net assets attributable to common shares represented by other fund operating expenses allocable to the applicable class (as defined below) (on an annualized basis) during the quarter in which the applicable Expense Payment from the Adviser was made; and (iii) the distributions per share declared by the Fund for the applicable class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for the applicable class at the time the Adviser Reimbursement would be paid. Other fund operating expenses is defined as the Fund's total Operating Expenses (as defined below), excluding the Management Fee, the Incentive Fee, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with GAAP for investment companies. The Expense Support Agreement was renewed for another year in May 2025 and is set to expire on July 31, 2026, unless renewed by the mutual agreement of the Adviser and the Board. The Expense Support Agreement may be terminated only by the Board on notice to the Adviser. For the year ended December 31, 2025, the Adviser did not provide any expense support and the Fund did not incur any Adviser Reimbursement.

Pursuant to the Adviser Administration Agreement, the Adviser furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Adviser's office facilities. Under the Adviser Administration Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund's allocable portion of the Adviser's overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Adviser Administration Agreement, including the Fund's allocable portion of the compensation, rent and other expenses of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The Adviser Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. The total of such expenses incurred for the year ended December 31, 2025 was $3,995. These expenses were included in "other expenses" in the consolidated statement of operations.

Pursuant to an administration agreement between ALPS Fund Services, Inc. ("ALPS") and the Fund, ALPS performs, or administers the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, tax, compliance and operations, preparing the financial records that the Fund is

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

required to maintain and preparing reports to the Fund's shareholders and reports filed with the SEC. In addition, ALPS coordinates the preparation and filing of the Fund's tax returns and generally coordinates the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund pays ALPS for these services. The total of such expenses incurred by the Fund for the year ended December 31, 2025 was $3,909. These expenses were included in "other expenses" in the consolidated statement of operations.

Pursuant to a transfer agent agreement between SS&C GIDS, Inc. ("SS&C GIDS") and the Fund, SS&C GIDS performs transfer agency services for the Fund. SS&C GIDS maintains the shareholder accounting records for the Fund. The Fund pays SS&C GIDS for these services. The total of such expenses incurred for the year ended December 31, 2025 was $1,450. These expenses were included in "other expenses" in the consolidated statement of operations.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" with respect to its Class A, Class C, Class L and Class U-2 Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class A, Class C, Class L and Class U-2 Shares, may incur expenses on an annual basis equal to 0.25% of its average net assets attributable to Class A, Class C, Class L and Class U-2 Shares, respectively.

Distribution Plan

The Fund, with respect to its Class C, Class L, Class U, Class W and Class U-2 Shares, is authorized under a "Distribution Plan" to pay to ALPS Distributors, Inc. (the "Distributor") a distribution fee for certain activities relating to the distribution of shares to investors. These activities include marketing and other activities to support the distribution of Class C, Class L, Class U, Class W and Class U-2 shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the Investment Company

Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Investment Company Act which permits it to offer multiple classes of shares. Under the Distribution Plan, the Fund pays the Distributor a distribution fee at an annual rate of 0.75% of average daily net assets attributable to Class C Shares, 0.25% of the average daily net assets attributable to Class L Shares, 0.50% of the average daily net assets attributable to Class W Shares and Class U-2 Shares, and 0.75% of the average daily net assets attributable to Class U Shares. Some or all of such distribution fee may be paid by the Distributor to certain financial intermediaries.

(4) Fair Value of Financial Instruments

The Fund follows ASC 825-10, Recognition and Measurement of Financial Assets and Financial Liabilities ("ASC 825-10"), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Fund has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets", "mandatory redeemable preferred shares" and "debt," which are reported at amortized cost, the carrying value of all other assets and liabilities approximate fair value.

The Fund also follows ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Valuation Designee continues to employ its net asset valuation policy and procedures that have been reviewed by the Board in connection with their designation of the Adviser as the Fund's valuation designee and are consistent with the provisions of Rule 2a-5 under the Investment Company Act and ASC 820-10 (see Note 2 for more information). Consistent with its valuation policy and procedures, the Valuation Designee evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Because there is not a readily available market value for most of the investments in the Fund's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Valuation Designee obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Valuation Designee is responsible for all inputs and assumptions related to the pricing of securities. The Valuation Designee has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Valuation Designee obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Valuation Designee determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Valuation Designee, subject to the oversight of the Board and will be classified as Level 3. In such instances, the Valuation Designee will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The Fund's portfolio investments classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Valuation Designee may also employ other valuation multiples to determine EV, such as revenues. The Valuation Designee may also use industry specific valuation analyses to determine EV, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate EV. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a
Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

similar level of risk. In the yield analysis, the Valuation Designee considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the EV of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Valuation Designee depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Valuation Designee considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Valuation Designee depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

The following table is a summary of the inputs used as of December 31, 2025, in valuing the Fund's investments carried at fair value, derivative assets and derivative liabilities:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior loans	—	1,419,626	4,145,076	5,564,702
Subordinated loans	—	3,366	208,238	211,604
Corporate bonds	—	159,909	66,542	226,451
Collateralized loan obligations	—	—	752,414	752,414
Mortgage- backed securities	—	—	36,785	36,785
Private asset-backed investments	—	—	237,188	237,188
Preferred equity	—	—	355,974	355,974
Common equity	1,642	37,386	191,685	230,713
Warrants	—	—	20,386	20,386
Total investments	1,642	1,620,287	6,014,288	7,636,217
Derivative assets:
Foreign currency forward contracts	—	512	—	512
Credit default swaps	—	—	2	2
Interest rate swaps	—	9,089	—	9,089
Derivative liabilities:
Foreign currency forward contracts	—	(9,073)	—	(9,073)
Credit default swaps	—	(1,490)	—	(1,490)

The following table summarizes the significant unobservable inputs the Valuation Designee used to value the majority of the Fund's investments categorized within Level 3 as of December 31, 2025. The table is not intended to be all-inclusive, but instead to capture the significant

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

unobservable inputs relevant to the determination of fair values.

Asset Category	Fair Value ($)	Primary Valuation Techniques	Inputs	Estimated Range	Weighted Average(a)
Senior loans	4,058,422	Yield analysis	Market yield	5.5% - 25.3%	9.4%
Senior loans	55,951	EV coverage analysis	Valuation multiple	5.0x - 21.4x	12.3x
Senior loans	22,440	Discounted cash flow analysis	Discount rate	14.2% - 20.0%	13.7%
Senior loans	8,263	Broker quotes	N/A	N/A	N/A
Subordinated loans	208,238	Yield analysis	Market yield	7.0% - 24.7%	12.0%
Corporate bonds	57,190	Broker quotes	N/A	N/A	N/A
Corporate bonds	9,352	Yield analysis	Market yield	8.8%	8.8%
Collateralized loan obligations	752,414	Broker quotes	N/A	N/A	N/A
Mortgage- backed securities	36,785	Broker quotes	N/A	N/A	N/A
Private asset-backed investments	237,188	Income (other)	Market yield Discount rate Constant default rate CNL curve Discount margin Spread	0.0% - 15.0% 15.0% 0.0% - 16.6% 23.4% 4.0% - 4.7% 4.3% - 4.8%	10.0% 15.0% 12.2% 23.4% 4.1% 4.8%
Preferred equity	282,347	Yield analysis	Market yield	7.0% - 23.1%	13.7%
Preferred equity	73,627	EV market multiple analysis	Valuation multiple	1.0x - 22.5x	14.6x
Common equity	154,732	EV market multiple analysis	Valuation multiple	2.3x - 33.0x	13.4x
Asset Category	Fair Value ($)	Primary Valuation Techniques	Inputs	Estimated Range	Weighted Average(a)
Common equity	30,378	Discounted cash flow analysis	Discount rate	12.2% - 20.0%	19.5%
Common equity	6,575	Yield analysis	Market yield	9.8% - 14.0%	10.4%
Warrants	20,386	EV market multiple analysis	Valuation multiple	1.6x - 13.0x	6.9x
Total Level 3 investments	6,014,288

(a) Unobservable inputs were weighted by the relative fair value of investments.

Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Fund's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Fund's investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

The following table is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2025:

	Senior Loans ($)	Subordinated Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations ($)	Mortgage- Backed Securities ($)	Private Asset- Backed Investments ($)	Preferred Equity ($)	Common Equity ($)	Warrants ($)	Total ($)
Balance as of December 31, 2024	3,105,647	165,623	55,816	564,213	—	211,089	299,342	147,541	6,366	4,555,637
Purchases	1,925,391	48,996	19,003	377,991	37,779	134,673	82,825	30,044	2,393	2,659,095
Sales and principal redemptions	(926,732)	(10,054)	(10,134)	(147,589)	(1,426)	(120,665)	(24,240)	(6,604)	—	(1,247,444)
Net realized and unrealized gains (losses)	67,849	1,497	1,814	(42,183)	427	11,763	(1,953)	21,863	11,627	72,704
Accrued discounts (premiums)	10,257	2,176	43	(18)	5	328	—	—	—	12,791
Transfers into Level 3	3,403	—	—	—	—	—	—	—	—	3,403
Transfers out of Level 3	(40,739)	—	—	—	—	—	—	(1,159)	—	(41,898)
Balance as of December 31, 2025	4,145,076	208,238	66,542	752,414	36,785	237,188	355,974	191,685	20,386	6,014,288
Net change in unrealized gains (losses) from investments held at December 31, 2025	62,562	2,784	1,866	(36,550)	427	11,986	(3,619)	20,370	11,626	71,452

Investments that were transferred out of Level 3 during the year ended December 31, 2025 were generally as a result of changes in the observability of significant inputs or available market data for certain portfolio companies.

The following are the carrying values and fair values of the Fund's senior secured revolving credit facilities and MRPS as of December 31, 2025.

	Carrying Value ($)	Fair Value(b) ($)
State Street Credit Facility(a)	244,022	244,022
Wells Credit Facility(a)	1,144,309	1,144,309
BNP Credit Facility(a)	200,000	200,000
Series A MRPS	59,924	60,000
Series B MRPS	89,852	90,000
Series C MRPS	149,352	150,000
Series D MRPS	54,848	55,000
Series E MRPS	64,467	65,000
Series F MRPS	84,871	85,000
Series G MRPS	64,656	65,000
Series H MRPS	99,443	100,000
Series I MRPS	49,597	50,000
Series J MRPS	49,594	50,000
Series K MRPS	148,904	150,000
Series L MRPS	148,783	150,000
	2,652,622	2,658,331

(a) The State Street Credit Facility, the Wells Credit Facility and the BNP Credit Facility (each as defined below) carrying values are the same as the principal amounts outstanding.

(b) The fair value of these debt obligations would be categorized as level 2 under ASC 820-10.

(5) Net Assets

The Fund began continuously offering its shares on January 3, 2017. The Fund, pursuant to an exemptive order granted by the SEC on July 11, 2017, offers multiple classes of shares. As of July 11, 2017, the Fund simultaneously redesignated its issued and outstanding shares as Class A shares and created its Class C, Class I and Class L shares. As of December 4, 2018, the Fund created its Class U and Class W shares. As of March 31, 2020, the Fund created its Class U-2 shares. The maximum sales load imposed on purchases, maximum contingent deferred sales charges, shareholder servicing and/or distribution fees charged will vary depending on each share class.

Common share transactions were as follows:

Class A	For the Year Ended December 31, 2025
	Shares	Amount ($)
Common shares outstanding — beginning of period	3,588	90,451
Common shares issued	747	18,656
Share transfers between classes	(580)	(14,517)
Reinvestment of distributions	43	1,085
Common shares repurchased	(499)	(12,411)
Common shares outstanding — end of period	3,299	83,264

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

Class C	For the Year Ended December 31, 2025
	Shares	Amount ($)
Common shares outstanding — beginning of period	2,939	75,107
Common shares issued	198	4,941
Share transfers between classes	(389)	(9,688)
Reinvestment of distributions	91	2,256
Common shares repurchased	(361)	(8,973)
Common shares outstanding — end of period	2,478	63,643
Class I	For the Year Ended December 31, 2025
	Shares	Amount ($)
Common shares outstanding — beginning of period	133,237	3,373,969
Common shares issued	43,950	1,108,508
Share transfers between classes	1,213	30,671
Reinvestment of distributions	2,420	61,091
Common shares repurchased	(15,600)	(393,043)
Common shares outstanding — end of period	165,220	4,181,196
Class L	For the Year Ended December 31, 2025
	Shares	Amount ($)
Common shares outstanding — beginning of period	498	12,639
Common shares issued	39	954
Share transfers between classes	2	48
Reinvestment of distributions	28	711
Common shares repurchased	(35)	(869)
Common shares outstanding — end of period	532	13,483
Class U	For the Year Ended December 31, 2025
	Shares	Amount ($)
Common shares outstanding — beginning of period	24,360	610,369
Common shares issued	3,251	81,696
Share transfers between classes	(257)	(6,451)
Reinvestment of distributions	1,410	35,438
Common shares repurchased	(1,622)	(40,765)
Common shares outstanding — end of period	27,142	680,287
Class U-2	For the Year Ended December 31, 2025
	Shares	Amount ($)
Common shares outstanding — beginning of period	5,305	133,468
Common shares issued	1,121	28,136
Share transfers between classes	(3)	(63)
Reinvestment of distributions	303	7,610
Common shares repurchased	(863)	(21,573)
Common shares outstanding — end of period	5,863	147,578
Class W	For the Year Ended December 31, 2025
	Shares	Amount ($)
Common shares outstanding — beginning of period	1,390	35,699
Reinvestment of distributions	74	1,868
Common shares repurchased	(95)	(2,398)
Common shares outstanding — end of period	1,369	35,169

Repurchase Program

Beginning in the second quarter of 2017, the Fund began offering, and currently intends to continue offering, the quarterly repurchase of shares in such amount as may be determined by the Board in accordance with the Fund's fundamental policy to conduct repurchase offers for between 5%-25% of its outstanding shares each quarter.

The following table summarizes the share repurchases completed during the year ended December 31, 2025:

Three Months Ended	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
December 31, 2024	January 09, 2025	3,596	$25.31	$91,021	8,595	5.00%	2.09%
March 31, 2025	April 10, 2025	5,064	24.75	125,329	9,208	5.00%	2.75%
June 30, 2025	July 10, 2025	4,596	25.28	116,217	9,681	5.00%	2.37%
September 30, 2025	October 09, 2025	5,819	25.34	147,465	10,097	5.00%	2.88%
Total		19,075		$480,032

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facilities), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

State Street Credit Facility

The Fund is a party to a senior secured revolving credit facility (as amended, the "State Street Credit Facility"), that allows the Fund to borrow up to $300,000 at any one time outstanding. The State Street Credit Facility's stated maturity date is July 31, 2026. Under the State Street Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness, including additional MRPS, and liens, (b) limitations on certain restricted payments, (c) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the MRPS of the Fund and its consolidated subsidiaries (subject to certain exceptions) of not less than 2:1 and (d) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) of the Fund to outstanding and requested loans of not less than 3:1. As of December 31, 2025, the Fund was in compliance with the terms of the State Street Credit Facility.

As of December 31, 2025, there was $244,022 outstanding under the State Street Credit Facility. Since July 31, 2024, the interest rate charged on the State Street Credit Facility is based on an applicable Secured Overnight Financing Rate ("SOFR") plus an applicable spread of 1.25%. Prior to July 31, 2024, the interest rate charged on the State Street Credit Facility was based on an applicable SOFR plus a credit spread adjustment of 0.10% and an applicable spread of 1.00%. In addition to the stated interest expense on the State Street Credit Facility, the Fund is required to pay a commitment fee of 0.25% per annum on any unused portion of the State Street Credit Facility.

For the year ended December 31, 2025, the components of interest and unused commitment fee expense, average stated

interest rate (i.e., rate in effect plus the spread) and average outstanding balance for the State Street Credit Facility were as follows:

For the Year Ended December 31, 2025 ($)
Stated interest expense	17,025
Unused commitment fee	110
Amortization of debt issuance costs	414
Total interest and credit facility fees expense	17,549
Cash paid for interest expense	17,446
Average stated interest rate	6.36%
Average outstanding balance	267,523

Wells Credit Facility

The Fund and one of the Fund's consolidated subsidiaries, CADEX Credit Financing, LLC (the "Financing Sub 1"), are party to a revolving funding facility (as amended, the "Wells Credit Facility"), that allows the Financing Sub 1 to borrow up to $1,800,000 at any one time outstanding. The Wells Credit Facility is secured by all of the assets held by, and the Fund's membership interest in, the Financing Sub 1. The end of the reinvestment period and the stated maturity date for the Wells Credit Facility are May 30, 2028 and May 30, 2030, respectively.

Amounts available to borrow under the Wells Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Sub 1. The Financing Sub 1 is also subject to limitations with respect to the loans securing the Wells Credit Facility, including restrictions on loan size, borrower domicile, payment frequency and status, collateral interests, and loans with fixed rates, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Fund and the Financing Sub 1 are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities (which are subject to certain limitations and exceptions). As of December 31, 2025, the Fund and the Financing Sub 1 were in compliance with the terms of the Wells Credit Facility.

As of December 31, 2025, there was $1,144,309 outstanding under the Wells Credit Facility. Since May 30, 2025, the interest rate charged on the Wells Credit Facility is based on

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

an applicable SOFR plus an applicable spread of 1.90%. Prior to May 30, 2025, the interest rate charged on the Wells Credit Facility was based on an applicable SOFR plus an applicable spread of 2.15%. In addition to the stated interest expense on the Wells Credit Facility, the Financing Sub 1 is also required to pay a commitment fee of between 0.50% and 1.80% per annum depending on the size of the unused portion of the Wells Credit Facility.

For the year ended December 31, 2025, the components of interest and unused commitment fee expense, average stated interest rate (i.e., rate in effect plus the spread) and average outstanding balance for the Wells Credit Facility were as follows:

For the Year Ended December 31, 2025 ($)
Stated interest expense	57,419
Unused commitment fee	3,378
Amortization of debt issuance costs	3,129
Total interest and credit facility fees expense	63,926
Cash paid for interest expense	60,321
Average stated interest rate	6.33%
Average outstanding balance	907,589

BNP Credit Facility

The Fund and one of the Fund's consolidated subsidiaries, CADEX Liquid Financing LLC (the "Financing Sub 2"), are party to a revolving credit facility (the "BNP Credit Facility"), that allows the Financing Sub 2 to borrow up to $400,000 at any one time outstanding. The obligations of Financing Sub 2 under the BNP Credit Facility are secured by all of the assets held by Financing Sub 2, including certain loans to be contributed by the Fund to Financing Sub 2 from time to time. The end of the reinvestment period and the stated maturity date for the BNP Credit Facility are July 31, 2027 and July 31, 2028, respectively. Subject to certain conditions, during the reinvestment period, Financing Sub 2 may propose one or more increases in the maximum facility amount in increments of $50,000. Under the terms of the BNP Credit Facility, the Fund and Financing Sub 2, as applicable, have made certain representations and warranties regarding the loans, as well as their businesses, and are required to comply with various covenants, servicing procedures, limitations on the disposition of loans, reporting requirements and other customary requirements for similar revolving funding facilities (which are subject to certain limitations and exceptions). The BNP Credit Facility includes usual and customary events of default for revolving funding facilities of this nature. As of December 31, 2025, the Fund and the Financing Sub 2 were in compliance with the terms of the BNP Credit Facility.

As of December 31, 2025, there was $200,000 outstanding under the BNP Credit Facility. The interest rate charged on the BNP Credit Facility is based on an applicable SOFR (as defined in the documents governing the BNP Credit Facility) plus a margin of (i) 1.60% during the reinvestment period and (ii) 2.60% following the reinvestment period. In addition to the stated interest expense on the BNP Credit Facility, the Financing Sub 2 is also required to pay a commitment fee of between 0.35% and 0.70% per annum depending on the size of the unused portion of the BNP Credit Facility.

For the year ended December 31, 2025, the components of interest and unused commitment fee expense, average stated interest rate (i.e., rate in effect plus the spread) and average outstanding balance for the BNP Credit Facility were as follows:

For the Year Ended December 31, 2025 ($)
Stated interest expense	13,800
Unused commitment fee	236
Amortization of debt issuance costs	886
Total interest and credit facility fees expense	14,922
Cash paid for interest expense	15,340
Average stated interest rate	5.94%
Average outstanding balance	232,466

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued certain MRPS (each issuance of which is referred to herein using the defined term set forth under the "MRPS" column of the table below and collectively referred to as the MRPS). Certain key terms related to the features for the MRPS as of December 31, 2025 are listed below.

MRPS	Shares Authorized and Issued	Gross Proceeds	Redemption Date	Liquidation Preference	Dividend Rate per annum(1)
Series A MRPS	2,400	$60,000	July 30, 2026	$25.00	2.68%
Series B MRPS	3,600	90,000	September 30, 2026	25.00	2.68%

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

MRPS	Shares Authorized and Issued	Gross Proceeds	Redemption Date	Liquidation Preference	Dividend Rate per annum(1)
Series C MRPS	6,000	$150,000	September 30, 2028	$25.00	3.07%
Series D MRPS	2,200	55,000	January 6, 2027	25.00	2.96%
Series E MRPS	2,600	65,000	January 6, 2032	25.00	3.48%
Series F MRPS	3,400	85,000	June 1, 2026	25.00	7.16%
Series G MRPS	2,600	65,000	June 1, 2028	25.00	7.23%
Series H MRPS(2)	4,000	100,000	June 7, 2027	25.00	6.25%
Series I MRPS(2)	2,000	50,000	June 7, 2029	25.00	6.35%
Series J MRPS(2)	2,000	50,000	July 3, 2029	25.00	6.35%
Series K MRPS(2)	6,000	150,000	January 15, 2030	25.00	5.94%
Series L MRPS(2)	6,000	150,000	April 14, 2032	25.00	6.07%
Total redeemable amount		$1,070,000

(1) Payable quarterly. The weighted average dividend rate for the MRPS is 5.04% per annum.

(2) In connection with the issuance of the Series H MRPS, the Series I MRPS, the Series J MRPS, the Series K MRPS and the Series L MRPS, the Fund entered into interest rate swaps to more closely align the interest rate of such liabilities with the Fund's investment portfolio, which consists primarily of floating rate loans. See Note 9 for more information on the Fund's interest rate swaps.

The MRPS are subject to optional and mandatory redemption in certain circumstances. The MRPS will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRPS if the Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date.

The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRPS such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividends to common shareholders and could trigger the mandatory redemption of the MRPS. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRPS if immediately after such issuance the Fund will not have an asset coverage of at least 200%. As of December 31, 2025, the Fund was in compliance with the terms applicable to the MRPS.

The Fund's MRPS activity for the year ended December 31, 2025 was as follows:

	Series A MRPS	Series B MRPS	Series C MRPS	Series D MRPS	Series E MRPS	Series F MRPS	Series G MRPS	Series H MRPS	Series I MRPS	Series J MRPS	Series K MRPS	Series L MRPS
Shares outstanding — beginning of period	2,400	3,600	6,000	2,200	2,600	3,400	2,600	4,000	2,000	2,000	—	—
Shares issued	—	—	—	—	—	—	—	—	—	—	6,000	6,000
Shares outstanding — end of period	2,400	3,600	6,000	2,200	2,600	3,400	2,600	4,000	2,000	2,000	6,000	6,000

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

The Fund's MRPS balance as of December 31, 2025 were as follows:

	Series A MRPS ($)	Series B MRPS ($)	Series C MRPS ($)	Series D MRPS ($)	Series E MRPS ($)	Series F MRPS ($)	Series G MRPS ($)	Series H MRPS ($)	Series I MRPS ($)	Series J MRPS ($)	Series K MRPS ($)	Series L MRPS ($)	Total ($)
Principal amount	60,000	90,000	150,000	55,000	65,000	85,000	65,000	100,000	50,000	50,000	150,000	150,000	1,070,000
Unamortized deferred issuance costs	(76)	(148)	(648)	(152)	(533)	(129)	(344)	(557)	(403)	(406)	(1,096)	(1,217)	(5,709)
Carrying value	59,924	89,852	149,352	54,848	64,467	84,871	64,656	99,443	49,597	49,594	148,904	148,783	1,064,291

Dividends on the MRPS are accrued on a daily basis and included in interest and credit facility fee expense on the consolidated statement of operations and in interest and facility fees payable on the consolidated statement of assets and liabilities. The table below summarizes the components of interest expense, the effective dividend rates and cash paid for dividends on the Fund's MRPS for the year ended December 31, 2025:

	Series A MRPS ($)	Series B MRPS ($)	Series C MRPS ($)	Series D MRPS ($)	Series E MRPS ($)	Series F MRPS ($)	Series G MRPS ($)	Series H MRPS ($)	Series I MRPS ($)	Series J MRPS ($)	Series K MRPS ($)	Series L MRPS ($)	Total ($)
Stated dividends	1,605	2,409	4,598	1,626	2,258	6,077	4,693	6,240	3,171	3,171	8,552	6,497	50,897
Amortization of deferred issuance costs	111	167	199	126	74	261	119	327	98	117	219	117	1,935
Total interest expense	1,716	2,576	4,797	1,752	2,332	6,338	4,812	6,567	3,269	3,288	8,771	6,614	52,832
Weighted average stated dividend rate	2.68%	2.68%	3.07%	2.96%	3.48%	7.16%	7.23%	6.25%	6.35%	6.35%	5.94%	6.07%	5.04%
Cash paid for dividends	1,608	2,412	4,604	1,628	2,264	6,086	4,700	6,250	3,175	3,175	6,460	4,350	46,712

(8) Investment Transactions

For the year ended December 31, 2025, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations and derivatives, were as follows:

For the Year Ended December 31, 2025 ($)
Cost of investments purchased	(3,590,214)
Proceeds from the sale of investments	2,398,533

(9) Derivative Instruments

The Fund recognizes all of its derivative instruments at fair value as either assets or liabilities in the consolidated statement of assets and liabilities. The changes in the fair value are included in the consolidated statement of operations during the current year. Purchases of derivative contracts and proceeds from the sale of derivative contracts, as disclosed in the consolidated statement of cash flows, are indicative of the volume of derivative activity during the year ended December 31, 2025. The Fund is exposed to certain risks relating to its ongoing operations; the primary risks managed by using derivative instruments are market risk, credit risk, and foreign exchange risk. Additionally, the Fund holds certain derivative instruments for investment purposes. As of or during the year ended December 31, 2025, the Fund held the following instruments meeting the definition of a derivative instrument: foreign currency forward contracts, interest rate swaps, equity options and credit default swaps.

Qualitative Disclosures of Derivative Financial Instruments

The following is a description of the derivatives utilized by the Fund during the reporting period, including the primary underlying risk exposure related to each instrument type.

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

Foreign Currency Forward Contracts

The Fund enters into foreign currency forward contracts from time to time to help mitigate its foreign currency risk exposure. As of December 31, 2025, the counterparties to each of the Fund's foreign currency forward contracts were Goldman Sachs International or Morgan Stanley Capital Services LLC.

Interest Rate Swaps

In connection with the issuances of the Series H MRPS, the Series I MRPS, the Series J MRPS, the Series K MRPS and the Series L MRPS, the Fund entered into interest rate swaps to more closely align the interest rates of such liabilities with its investment portfolio, which consists primarily of floating rate loans. Under the interest rate swaps, the Fund receives a fixed interest rate and pays a floating interest rate of one-month SOFR plus an applicable spread, as disclosed below. As of December 31, 2025, the counterparty to all of the Fund's interest rate swaps was Goldman Sachs International. See Note 7 for more information on the Series H MRPS, the Series I MRPS, the Series J MRPS, the Series K MRPS and the Series L MRPS.

Equity Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The Fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the Fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The premium received by the Fund for option contracts written is recorded as a liability. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. The Fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized gains or losses occurring during the holding period of purchased options and written options contracts are included in the "net realized gains or losses on derivative contracts" in the accompanying consolidated statement of operations. Net unrealized gains or losses occurring during the holding period of purchased options and written options contracts are included in the "net unrealized gains or losses on derivative contracts" in the accompanying consolidated statement of operations.

Credit Default Swaps

The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the consolidated statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

The Fund's derivative contracts are subject to either International Swaps and Derivatives Association Master Agreements, or futures contracts/OTC addenda which contain certain covenants and other provisions that, if violated, may require the Fund to post collateral on derivatives if the Fund is in a net liability position with its counterparties exceeding certain amounts. As of December 31, 2025, there were no derivative instruments with credit-risk-related contingent features that are in a net liability position after taking into

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

effect permissible offsetting. Additionally, OTC derivative counterparties may immediately terminate these agreements and the related derivative contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages or amounts. As of December 31, 2025, the termination values of these derivative contracts were approximately equal to their fair values.

Certain information related to the Fund's derivative instruments as of December 31, 2025 is presented below.

Derivative Instrument	Notional Amount		Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract		¥998,811	$6,387	$(6,141)	Derivative assets
Foreign currency forward contract	SEK	384,480	41,803	(42,495)	Derivative liabilities
Foreign currency forward contract	NOK	244,092	24,218	(24,101)	Derivative assets
Foreign currency forward contract		€185,309	217,112	(218,900)	Derivative liabilities
Foreign currency forward contract		£158,986	214,300	(216,463)	Derivative liabilities
Foreign currency forward contract		€137,470	161,696	(163,069)	Derivative liabilities
Foreign currency forward contract		£113,133	152,491	(154,326)	Derivative liabilities
Foreign currency forward contract	DKK	84,763	13,352	(13,461)	Derivative liabilities
Foreign currency forward contract	CAD	59,406	43,314	(43,658)	Derivative liabilities
Foreign currency forward contract	SEK	40,038	4,353	(4,423)	Derivative liabilities
Foreign currency forward contract	DKK	40,000	6,301	(6,351)	Derivative liabilities
Foreign currency forward contract	CAD	33,357	24,323	(24,719)	Derivative liabilities
Foreign currency forward contract	PLN	19,867	5,533	(5,612)	Derivative liabilities
Foreign currency forward contract	NZD	19,317	11,130	(11,133)	Derivative liabilities
Foreign currency forward contract	AUD	9,705	6,476	(6,635)	Derivative liabilities
Foreign currency forward contract	NZD	6,625	3,817	(3,822)	Derivative liabilities
Foreign currency forward contract	NOK	6,400	635	(632)	Derivative assets
Foreign currency forward contract		$5,276	5,340	(5,276)	Derivative assets
Foreign currency forward contract		$4,366	4,409	(4,366)	Derivative assets
Foreign currency forward contract		$4,212	4,231	(4,212)	Derivative assets
Foreign currency forward contract		$889	902	(889)	Derivative assets
Foreign currency forward contract	CHF	8	10	(10)	Derivative assets
CDX.NA.HY S43 5Y Tranche 15-25		$11,250	—	(1,082)	Derivative liabilities
CDX.NA.HY S39 5Y Tranche 15-25		$4,945	—	(408)	Derivative liabilities
SRT CDS Tranche 95.12-99.23		$(4,507)	2	—	Derivative assets
Interest rate swap — Series H MRPS		$100,000	1,591	—	Derivative assets
Interest rate swap — Series I MRPS		$50,000	1,334	—	Derivative assets
Interest rate swap — Series J MRPS		$50,000	1,351	—	Derivative assets
Interest rate swap — Series K MRPS		$150,000	2,554	—	Derivative assets
Interest rate swap — Series L MRPS		$150,000	2,259	—	Derivative assets
Total			$961,224	$(962,184)

Description	MRPS	Notional Amount	Fund Receives	Fund Pays	Maturity Date
Interest rate swap	Series H MRPS	$100,000	6.250%	SOFR +1.7420%	June 7, 2027
Interest rate swap	Series I MRPS	$50,000	6.350%	SOFR +2.0865%	June 7, 2029

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

Description	MRPS	Notional Amount	Fund Receives	Fund Pays	Maturity Date
Interest rate swap	Series J MRPS	$50,000	6.350%	SOFR +2.0895%	July 3, 2029
Interest rate swap	Series K MRPS	$150,000	5.940%	SOFR +1.9950%	January 15, 2030
Interest rate swap	Series L MRPS	$150,000	6.070%	SOFR +2.1530%	April 14, 2032

Net realized gains (losses) on derivative instruments recognized by the Fund for the year ended December 31, 2025 are in the following locations in the consolidated statement of operations:

Derivative Instrument	Statement Location	For the Year Ended December 31, 2025 ($)
Foreign currency forward contracts	Net realized losses on derivative contracts	(38,083)
Interest rate swaps	Net realized losses on derivative contracts	(507)
Written options	Net realized losses on derivative contracts	(112)
Credit default swaps	Net realized losses on derivative contracts	(535)
Total		(39,237)

Net unrealized gains (losses) on derivative instruments recognized by the Fund for the year ended December 31, 2025 are in the following locations in the consolidated statement of operations:

Derivative Instrument	Statement Location	For the Year Ended December 31, 2025 ($)
Foreign currency forward contracts	Net unrealized losses on derivative contracts	(30,950)
Interest rate swaps	Net unrealized losses on derivative contracts	10,029
Credit default swaps	Net unrealized losses on derivative contracts	195
Total		(20,726)

Offsetting Arrangements

Although the Fund generally presents derivative and other financial instruments on a gross basis in the consolidated statement of assets and liabilities, certain derivative and other financial instruments are subject to enforceable master netting arrangements with certain counterparties which allow for the derivative and other financial instruments to be offset.

The following table presents the rights of offset and related arrangements associated with the Fund's derivative instruments as of December 31, 2025:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amount of Recognized Assets (Liabilities)	Gross Amount Offset in Assets (Liabilities)	Net Amounts of Assets (Liabilities) Presented	Financial Instrument	Collateral (Received) Pledged	Net Amount
Assets:
Goldman Sachs International:
Foreign currency forward contracts	$20,701	$(20,552)	$149	$—	$—	$149
Interest rate swaps	9,089	—	9,089	—	(9,089)	—
Credit default swaps	2	—	2	—	(2)	—
	29,792	(20,552)	9,240	—	(9,091)	149
Morgan Stanley Capital Services LLC:
Foreign currency forward contracts	30,605	(30,242)	363	—	—	363
Total assets	$60,397	$(50,794)	$9,603	$—	$(9,091)	$512

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amount of Recognized Assets (Liabilities)	Gross Amount Offset in Assets (Liabilities)	Net Amounts of Assets (Liabilities) Presented	Financial Instrument	Collateral (Received) Pledged	Net Amount
Liabilities:
Goldman Sachs International:
Foreign currency forward contracts	$(421,477)	$417,094	$(4,383)	$—	$—	$(4,383)
Credit default swaps	(1,490)	—	(1,490)	—	1,490	—
	(422,967)	417,094	(5,873)	—	1,490	(4,383)
Morgan Stanley Capital Services LLC:
Foreign currency forward contracts	(488,423)	483,733	(4,690)	—	—	(4,690)
Total liabilities	$(911,390)	$900,827	$(10,563)	$—	$1,490	$(9,073)

(10) Income Taxes

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of the Code applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

For U.S. federal income tax purposes, the characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund. The characterization of distributions paid during the fiscal years ended December 31, 2025 and 2024 were as follows:

As of December 31,
	2025 ($)	2024 ($)
Ordinary income	444,368	371,885
Capital gain	—	—
Return of capital	—	—

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses for book but not tax, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The Fund may elect to incur an excise tax if it is deemed prudent by its Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2025, the Fund estimated U.S. federal taxable income exceeded its distributions made from such taxable income during the year; consequently, the Fund incurred U.S. federal excise taxes of $3,900.

The Fund may adjust the classification of net assets as a result of permanent book-to-tax differences. On the consolidated statement of assets and liabilities, the following reclassifications were made for the year ended December 31, 2025:

As of December 31, 2025 ($)
Additional paid-in capital/(reduction)	(2,967)
Distributable earnings accumulated gains	2,967

As of December 31, 2025, which is the end of the Fund's most recent taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

As of December 31, 2025, the components of accumulated earnings (loss) on a tax basis were as follows:

As of December 31, 2025 ($)
Undistributed ordinary income	93,725
Accumulated capital and other losses	(191,403)
Net unrealized appreciation	68,685
Other cumulative effect of timing differences	—
Total accumulated loss	(28,993)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

As of December 31, 2025 ($)
Short-term	25,355
Long-term	166,048

ASC 740, Income Taxes ("ASC 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years and has determined there is no impact to the Fund's financial statements as of the year ended December 31, 2025. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the consolidated statement of operations. There were no penalties and interest incurred by the Fund for the fiscal year ended December 31, 2025.

(11) Segment Reporting

The Fund operates through a single operating and reporting segment with an investment objective to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The chief operating decision maker ("CODM") is comprised of the Fund's portfolio managers and chief financial officer and the CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund's net increase in net assets resulting from operations ("net income"). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Fund's shareholders. As the Fund's operations comprise of a single reporting segment, the segment assets are reflected on the accompanying consolidated statement of assets and liabilities as "total assets" and the significant segment expenses are listed on the accompanying consolidated statement of operations.

(12) Risk Factors

Short Sales Risk

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Derivatives Risk

The Fund's use of derivatives involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used.

General Risks Associated with Derivatives. Although the Fund does not expect derivatives to represent a significant component of its portfolio, the Fund may use derivatives including, in particular, swaps (including interest rate swaps and credit default swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to certain risks, including, but not limited to, credit risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk, valuation risk and regulatory risk.

Rule 18f-4 under the Investment Company Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

on the issuance of "senior securities" under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any "senior security" representing indebtedness (unless the fund maintains 300% "asset coverage") or any senior security representing stock (unless the fund maintains 200% "asset coverage").

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

The Fund is currently relying on the Limited Derivatives User Exception (as defined below) from certain requirements of Rule 18f-4. Absent the availability of the Limited Derivatives User Exception, the Fund would be required to comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a fund to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is required to be administered by a "derivatives risk manager," who is appointed by the Board, including a majority of the directors or trustees who are not "interested persons" of the fund (as defined in the Investment Company Act), and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception").

Options and Futures Risk. The Fund may utilize options and futures contracts and so-called "synthetic" options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter ("OTC") market. When options are purchased OTC, the Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities. The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of a call option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. In the sale of a put, losses may be significant and, in the sale of a call, losses can be unlimited.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or net payment for cash-settled contracts. Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. All terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.

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CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Adviser's ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Swap Agreements Risk. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument yielding the desired return. Swap agreements are often two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a typical "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Some swaps may be subject to central clearing and exchange trading. Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a bi-lateral swap agreement counterparty. The Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Adviser's current credit standards for OTC option counterparties. In the case of a cleared swap, the Fund bears the risk that the clearinghouse may default. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Restrictions imposed by the tax rules applicable to RICs may limit the Fund's ability to use swap agreements. It is possible that developments in the swap market, including further government regulation, could adversely affect the Fund's ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Credit default swaps are often structured with significant leverage and may be considered speculative. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Swaptions Risk. The Fund, to the extent permitted under applicable law, may enter into "swaptions", which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities Risk. Among the income producing securities in which the Fund may invest are credit-linked securities, which generally are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain

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CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in credit-linked securities generally represent the right to receive periodic income payments (in the form of dividends) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the issuer. The Fund's investments in these instruments are indirectly subject to the risks associated with derivatives, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

Repurchase Agreements and Reverse Repurchase Agreements Risk

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income.

Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. If the Fund enters in reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund may treat such transactions as "derivatives transactions" and comply with Rule 18f-4 with respect to such transactions.

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated loans, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the

Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Although the Fund does not expect subordinated loans ("Subordinated Loans") to be a significant component of its portfolio, it may invest in such instruments from time to time. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the marketplace, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be

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CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches are the most junior tranches and do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests.

Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the

CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest directly or indirectly through its investments in collateralized debt obligations, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund intends to continue to utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Market Disruption and Geopolitical Risk

U.S. and global financial markets have experienced increased volatility in recent periods, which could be harmful to the Fund and issuers in which it invests. Such volatility may result in, amongst other things, write-offs, the re-pricing of credit risk, the failure of financial institutions or worsening general economic conditions, any of which could materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics or outbreaks of infectious diseases), may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Such events, including trade tensions between the United States and other countries, other uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies with other countries (including with respect to treaties

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

and tariffs), the ongoing war between Russia and Ukraine and continued conflicts and political unrest in the Middle East and South America, could adversely affect the Fund's business, financial condition or results of operations. Additionally, the Republican Party currently controls both the executive and legislative branches of the U.S. government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Regulatory changes could result in greater competition from banks and other lenders with which we compete for lending and other investment opportunities. These and other conditions in the global financial markets and the global economy may result in adverse consequences for the Fund and the Fund's portfolio companies, each of which could adversely affect the businesses of the Fund or such portfolio companies, restrict the Fund's investment activities, impede the Fund's ability to effectively achieve its investment objectives and result in lower returns than anticipated at the time certain of the Fund's investments were made. This could in turn materially reduce the Fund's net asset value and distributions and adversely affect the Fund's financial prospects and condition.

Technology and Artificial Intelligence Risk

Artificial intelligence, including machine learning technology and generative artificial intelligence, is rapidly evolving. While the full extent of current or future risks related thereto is not possible to predict, artificial intelligence could significantly disrupt the business models and markets in which the Fund operates and subject the Fund to increased competition, legal and regulatory risks and compliance costs, any of which could have a material adverse effect on the Fund's or the Fund's portfolio companies' business, financial condition and results of operations.

The use of artificial intelligence tools and technologies in the operation of a company's business comes with potential risks, including, but not limited to, generation of inaccurate results, misuse or disclosures of confidential information, infringement of third-party intellectual property rights, potential cybersecurity vulnerabilities, reputational risk, and regulatory burdens. Artificial intelligence models may create outputs that are flawed, inaccurate, biased, or that infringe or misappropriate intellectual property of third parties. The Fund or the Fund's portfolio companies may also be exposed to competitive risks related to the adoption of artificial intelligence or other new technologies by others within their respective industries. In addition, investments in technology systems and artificial intelligence may not deliver the benefits expected, which could result in costs without corresponding benefits.

In addition, regulators are increasing scrutiny and implementing and considering regulation of the use of artificial intelligence technologies, including with respect to uses of artificial intelligence by investment advisers. While comprehensive U.S. regulation has not been enacted to date, various U.S. governmental agencies and departments, including the SEC and Department of the Treasury, have recently released reports or otherwise indicated interest in assessing risks relating to uses of artificial intelligence. Some specific laws governing artificial intelligence have already been passed in certain U.S. states and in the European Union (the "EU"). It is not possible to predict what, if any, effects this may have on our business or the nature of future regulations.

Tariff Risk

The United States has recently enacted and proposed to enact significant new tariffs. Additionally, the current presidential administration has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict the Fund's portfolio companies' access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund.

Interest Rate Risk

General interest rate fluctuations may have a negative impact on the Fund's investments and investment returns and, accordingly, may have a material adverse effect on the Fund's investment objective and net investment income. Because the Fund borrows money and may issue preferred stock to make investments, the Fund's net investment income is dependent upon the difference between the rate at which it borrows funds or pays dividends on such preferred stock and the rate at which it invests these funds.

The U.S. Federal Reserve decreased the federal funds rate multiple times in 2025. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. In periods of declining interest rates, the Fund may earn less interest

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

income from investments and its cost of funds will also decrease, to a lesser extent, given certain of the Fund's currently outstanding indebtedness bears interest at fixed rates, resulting in lower net investment income. Conversely, in periods of rising interest rates, the Fund's interest income will increase as the majority of its portfolio bears interest at variable rates while the Fund's cost of funds will also increase, to a lesser extent, with the net impact being an increase to its net investment income. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between SOFR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

If general interest rates rise, there is a risk that the portfolio companies in which the Fund holds floating rate securities will be unable to pay escalating interest amounts, which could adversely impact their financial performance and result in a default under their loan documents. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on the Fund to provide fixed rate loans to the Fund's portfolio companies, which could adversely affect the Fund's net investment income, as increases in the cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. The Fund's investments may not be readily marketable and may be subject to restrictions on resale. Generally, the Fund's investments are not listed on any national securities exchange and no active trading market may exist. When a secondary market exists, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be involved in significant financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by the Adviser or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may not recommend allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

The Fund may also invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macroeconomic event impacting relevant markets) or an event that is specific to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the Fund to make judgments concerning (i) the likelihood that an event will occur; and (ii) the impact such event will have on the value of the Fund's investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, significant losses can result.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objective will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom. Concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the EU or the Eurozone create risks that could materially and adversely affect the Fund's investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund's investments in European companies, including, but not limited to, the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could also have material adverse effects on the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Litigation Risk

The Fund as well as the Adviser, the Sub-Adviser and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that the Fund, its executive officers, trustees, and the Adviser, the Sub-Adviser, their affiliates and/or any of their respective principals and employees will avoid regulatory investigation and possible enforcement actions stemming therefrom. The Adviser and the Sub-Adviser are each registered investment advisers and, as such, subject to the provisions of the Advisers Act. The Fund the Adviser and the Sub-Adviser may each be, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general.

In addition, any leadership changes or reforms at U.S. federal regulatory agencies with oversight over the Fund's industry may impose additional costs or result in other limitations on the Fund.

The Fund, its executive officers, trustees, and the Adviser, the Sub-Adviser and their affiliates and/or any of their respective

Annual Report 2025

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of the Adviser or the Sub-Adviser to manage the Fund, are often impossible to anticipate. The Adviser or the Sub-Adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of the Adviser or the Sub-Adviser, as applicable.

The Fund's investment activities are subject to the normal risks of becoming involved in litigation by third parties. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved by the Adviser, Sub-Adviser, administrator, or any of the Fund's officers, be borne by the Fund and would reduce the Fund's net assets. The Adviser, the Sub-Adviser and others are indemnified by the Fund in connection with such litigation, subject to certain conditions.

In recent periods, there has been increased activity by certain activist and other organized groups in opposition to certain investments made by and activities of private funds. Such groups may contact or otherwise seek to engage with government and regulatory bodies and fund investors, including public pension funds, to criticize or challenge certain investments, which could lead to negative publicity that could harm the reputation of the Fund, the Adviser or the Sub-Adviser. In addition, partially as a result of certain high profile defaults and bankruptcies, there has also been increased negative publicity with respect to the private credit industry. Although neither the Fund nor the Adviser or the Sub-Adviser have been involved in those particular defaults and bankruptcies, the negative publicity and concerns surrounding the private credit industry generally could in the future harm the reputation of the Fund, the Adviser or the Sub-Adviser, as applicable.

(13) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2025, except as discussed below:

The following common share distributions were declared for January and February 2026.

	Class A	Class C	Class I	Class L	Class U	Class U-2	Class W
January 2026
Record Date	Daily	Daily	Daily	Daily	Daily	Daily	Daily
Payable Date	January 31, 2026	January 31, 2026	January 31, 2026	January 31, 2026	January 31, 2026	January 31, 2026	January 31, 2026
Monthly Per Share Amount	$0.17229800	$0.15418160	$0.18054400	$0.16967540	$0.16367380	$0.16347850	$0.17062710
February 2026
Record Date	Daily	Daily	Daily	Daily	Daily	Daily	Daily
Payable Date	February 28, 2026	February 28, 2026	February 28, 2026	February 28, 2026	February 28, 2026	February 28, 2026	February 28, 2026
Monthly Per Share Amount	$0.15562400	$0.13926080	$0.16307200	$0.15325520	$0.14783440	$0.14765800	$0.15411480

Annual Report 2025

CION Ares Diversified Credit Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of CION Ares Diversified Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CION Ares Diversified Credit Fund (the "Fund"), including the consolidated schedule of investments, as of December 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the six years in the period then ended, the period from November 1, 2019 to December 31, 2019, each of the two years in the period ended October 31, 2019, and the period from January 26, 2017 (commencement of operations) to October 31, 2017 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2025, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the six years in the period then ended, the period from November 1, 2019 to December 31, 2019, each of the two years in the period ended October 31, 2019, and the period from January 26, 2017 (commencement of operations) to October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodians, brokers and others; when replies were not received from custodians, brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2016.

Los Angeles, California
February 26, 2026

Annual Report 2025

CION Ares Diversified Credit Fund

Additional Information

December 31, 2025

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by CION Ares Diversified Credit Fund (the "Fund") are available (1) without charge, upon request, by calling 1-877-855-3434, (2) on the Fund's website at https://cioninvestments.com/resources/sec-filings/, and (3) on the SEC's website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, (2) on the Fund's website at https://cioninvestments.com/resources/sec-filings/ and (3) on the SEC's website at https://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for the first quarter and the third quarter of each fiscal year on SEC Form N-PORT. The Fund's Form N-PORT reports are available (1) without charge, upon request, by calling 1-877-855-3434; or (2) on the SEC's website at http://www.sec.gov.

Annual Report 2025

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2025

Dividend Reinvestment Plan

The Fund operates under a dividend reinvestment plan, (the "DRIP") administered by SS&C GIDS, Inc. ("SS&C GIDS"). Pursuant to the plan, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to SS&C GIDS. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the SS&C GIDS 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRIP. Under the DRIP, the Fund's distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a distribution, SS&C GIDS, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund's net asset value per share.

SS&C GIDS will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. SS&C GIDS will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the DRIP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. SS&C GIDS will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, SS&C GIDS will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the DRIP.

Neither SS&C GIDS nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to SS&C GIDS at CION Ares Diversified Credit Fund c/o SS&C GIDS, Inc., P.O. Box 219422, Kansas City, MO 64121-9422. Certain transactions can be performed by calling the toll free number 888-729-4266.

Annual Report 2025

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2025

Plan of Distribution

ALPS Distributors, Inc. located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at net asset value plus the applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund's shares. In reliance on Rule 415 of the Securities Act, the Fund intends to offer to sell an unlimited number of common shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Distributor has entered into a wholesale marketing agreement with CION Securities LLC ("CION Securities"), a registered broker-dealer and an affiliate of CION. Pursuant to the terms of the wholesale marketing agreement, CION Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment advisers.

CION Securities has also entered into a dealer manager agreement with the Fund pursuant to which CION Securities has agreed to provide certain marketing and wholesale services in consideration of its receipt of the dealer manager fee.

CION Ares Management LLC (the "Adviser") or its affiliates, in the Adviser's discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of the Fund's shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries' registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The additional compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of additional compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of additional compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the financial intermediaries or financial institution for providing ongoing services in respect of clients holding shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Annual Report 2025

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2025

Investment Adviser

CION Ares Management, LLC
100 Park Avenue, 25th Floor
New York, NY 10017

Administrator

ALPS Fund Services, Inc. and SS&C Technologies, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, MA 02114

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.
333 W 11th Street
Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 S. Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Annual Report 2025

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2025

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common shares of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

•  We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2025

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2025

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the board of trustees is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's declaration of trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (including the Fund)(2)	Other Directorships Held by Trustee
Interested Trustees(3)
Mark Gatto 1972	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer, CION Investment Corporation; Director, CION Ares Management, LLC	1	CION Investment Corporation; CION Grosvenor Infrastructure Fund, CION Grosvenor Infrastructure Master Fund, LLC, CION Grosvenor Management, LLC
Mitch Goldstein 1967	Trustee	2016	Partner of Ares Management Corporation; Co-Chairperson, Ares Capital Corporation; Co-Chief Executive Officer, Ares Strategic Income Fund	3	Ares Capital Corporation; Ares Strategic Income Fund
Michael A. Reisner 1970	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer, CION Investment Corporation; Director, CION Ares Management, LLC	1	CION Investment Corporation
David A. Sachs 1959	Trustee and Chairperson of the board of trustees	2016	Partner and Vice Chair of Ares Management Corporation; Chairperson, Ares Dynamic Credit Allocation Fund, Inc.; Trustee, Ares Private Markets Fund	3	Terex Corporation (Capital Goods); Ares Dynamic Credit Allocation Fund, Inc.; Ares Private Markets Fund

Annual Report 2025

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2025

Trustees

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (including the Fund)(2)	Other Directorships Held by Trustee
Independent Trustees
Karin Kissane 1970	Trustee	2025	Serves on board of Zellerbach Family Foundation	1	None
Elaine Orr 1966	Trustee	2022	Serves on various fund and pension boards	2	Ares Dynamic Credit Allocation Fund, Inc.
Jeffrey Perlowitz 1956	Trustee	2020	Independent Consultant	2	PennyMac Financial Services, Inc.; Ares Dynamic Credit Allocation Fund, Inc.
John Joseph Shaw 1951	Trustee	2016	Independent Consultant	2	Ares Dynamic Credit Allocation Fund, Inc.
Mark R. Yosowitz 1968	Trustee	2016	From 2019 to present, senior executive and General Counsel, LeagueApps Inc.; from 2014 to present, Adjunct Professor, Brooklyn Law School; from 2014 to 2020, President, Mentored Inc.	1	None

(1)  The address of each Trustee is care of the Corporate Secretary of the Fund at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067.

(2)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

(3)  "Interested person," as defined in the Investment Company Act, of the Fund. Mark Gatto, Mitch Goldstein, Michael Reisner and David A. Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Annual Report 2025

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2025

Executive Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John Atherton 1981	Vice President and Assistant Secretary	2018	John Atherton is a Partner and General Counsel, Europe in the Ares Legal and Compliance Group. John Atherton joined Ares in 2018.
Paul Cho 1982	Vice President	2024

Paul Cho is a Managing Director and Chief Accounting Officer in the Ares Finance and Accounting Department. Paul Cho additionally serves as Chief Accounting Officer of Ares Capital Corporation ("ARCC") and Ares Strategic Income Fund ("ASIF"), as Co-Chief Accounting Officer of Ares Sports, Media and Entertainment Opportunities LP ("Ares SME Opps.") and as a Vice President of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"). Paul Cho joined Ares in 2008.

Michael Dennis 1976	Vice President	2017

Michael Dennis is a Partner and Co-Head of European Credit in the Ares Credit Group. Michael Dennis serves on the Ares Operating Committee. Additionally, Michael Dennis serves as a member of the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees, and the Ares Asia Direct Lending (Australia) Investment Committee. Michael Dennis joined Ares in 2007.

Kevin Early 1971	Vice President	2017	Kevin Early is a Partner and Chief Financial Officer, International & Global Direct Lending Private Funds in the Ares Finance and Accounting Department. Kevin Early joined Ares in 2012.
Anton Feingold 1980	Vice President and Assistant Secretary	2016

Anton Feingold is a Partner and Associate General Counsel in the Ares Legal and Compliance Group and Assistant Secretary of Ares Management Corporation. Anton Feingold also serves as General Counsel, Vice President and Secretary of Ares Commercial Real Estate Corporation. Anton Feingold joined Ares in 2014.

Ian Fitzgerald 1975	General Counsel and Corporate Secretary	2019

Ian Fitzgerald is a Managing Director and Deputy General Counsel (Credit) in the Ares Legal and Compliance Group. Additionally, Ian Fitzgerald is General Counsel, Vice President and Secretary of ARCC, General Counsel and Secretary of ASIF and General Counsel and Corporate Secretary of ARDC. Ian Fitzgerald also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner ("IHAM GP"). Ian Fitzgerald joined Ares in 2010.

Mark Gatto 1972	Co-President and Co-Chief Executive Officer	2016

Mark Gatto is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CION Investment Corp. ("CIC"). Mark Gatto serves on the investment committee of CIC. In addition, Mark Gatto is a Director of CION Ares Management, LLC. Mark Gatto joined CION in 1999.

Mitch Goldstein 1967	Vice President	2016

Mitch Goldstein is a Partner and Co-Head of the Ares Credit Group. Mitch Goldstein serves on the Ares Operating Committee. Additionally, Mitch Goldstein serves as Director and Co-Chairperson of ARCC and an interested trustee and Co-Chief Executive Officer of ASIF. Mitch Goldstein also serves on the Board of Managers of IHAM GP. Mitch Goldstein is a member of the Ares Credit Group's U.S. Direct Lending, Commercial Finance, Pathfinder and the Ivy Hill Asset Management Investment Committees, the Ares Infrastructure Debt Investment Committee and the Ares Asia Direct Lending (Australia) Investment Committee. Mitch Goldstein joined Ares Management in 2005.

Annual Report 2025

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2025

Executive Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Blair Jacobson 1972	Vice President	2017

Blair Jacobson is a Partner and Co-President of Ares Management Corporation. Blair Jacobson is a Co-Chair of the Ares Operating Committee and a member of the Ares Enterprise Risk Committee. Blair Jacobson also serves on the boards of Ares Management Limited and Ares Management UK Limited. Additionally, Blair Jacobson serves on the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees, the Ares Secondaries Group's Credit Investment Committee and the Ares Sports, Media and Entertainment Investment Committee. Previously, Blair Jacobson served as Co-Head of European Credit in the Ares Credit Group until 2025. Blair Jacobson joined Ares in 2012.

Keith Kooper 1975	Vice President and Assistant Secretary	2016

Keith Kooper is a Partner and Co-General Counsel (Real Assets) in the Ares Legal and Compliance Group. Keith Kooper also serves as Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Keith Kooper joined Ares in 2013.

Angela Lee 1986	Vice President	2024

Angela Lee is a Managing Director in the Ares Finance and Accounting Department. Angela Lee additionally serves as Vice President and Assistant Treasurer of ARCC and ASIF, and as a Vice President of ARDC. Angela Lee joined Ares in 2010.

Scott Lem 1977	Chief Financial Officer Treasurer	2019 2024

Scott Lem is a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department. Scott Lem additionally serves as Chief Financial Officer and Treasurer of ARCC, ASIF, ARDC and Ares SME Opps. Scott Lem joined Ares in 2003.

Greg Margolies 1966	Vice President	2016

Greg Margolies is a Partner in the Ares Credit Group and Vice Chair of Ares Management Corporation. Additionally, Greg Margolies is on the Board of Directors of the Ares Charitable Foundation. Greg Margolies joined Ares in 2009.

Lisa Morgan 1976	Chief Compliance Officer	2021

Lisa Morgan is a Partner and Head of Regulated Funds Compliance in the Ares Legal and Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of ARCC, Ares Private Markets Fund ("APMF"), ASIF, ARDC and Ares Core Infrastructure Fund ("ACI"). Lisa Morgan joined Ares in 2017.

Michael Reisner 1970	Co-President and Co-Chief Executive Officer	2016

Michael Reisner is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CIC. Michael Reisner serves on the investment committee of CIC. In addition, Michael Reisner is a Director of CION Ares Management, LLC. Michael Reisner joined CION in 2001.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	2019

Naseem Sagati Aghili is a Partner, General Counsel and Corporate Secretary of Ares Management. Additionally, Naseem Sagati Aghili serves on the Ares Operating and Enterprise Risk Committees. Naseem Sagati Aghili also serves as Chief Legal Officer, Vice President and Assistant Secretary of APMF and as a Vice President of ARCC, ASIF, ARDC and ACI. Prior to being named the firm's General Counsel in 2020, Naseem Sagati Aghili served in a variety of roles at Ares Management, including most recently as Co-General Counsel, Deputy General Counsel and General Counsel of Private Equity. Naseem Sagati Aghili joined Ares in 2009.

Gregg Schill 1981	Vice President	2016	Gregg Schill is Senior Managing Director of CION Investment Group, LLC. Prior to this, Gregg Schill served as Managing Director since 2012. Gregg Schill joined CION in 2001.

Annual Report 2025

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2025

Executive Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Smith 1971	Vice President	2024

Michael Smith is a Partner and Co-Head of the Ares Credit Group and a member of the Ares Operating Committee. Michael Smith additionally serves as Director and Co-Chairperson of ARCC and as an interested trustee and Co-Chief Executive Officer of ASIF. Michael Smith is a member of the Ares Credit Group's U.S. Direct Lending, Opportunistic Credit and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Secondaries Group's Private Equity Investment Committee, and the Ares Infrastructure Group's Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees. Michael Smith joined Ares in 2004.

(1)  The address of each officer is care of the Corporate Secretary of the Fund at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 888-729-4266 to request the SAI.

Annual Report 2025

(b)           Not applicable.

Item 2.    Code of Ethics.

(a)	CION Ares Diversified Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the fiscal year, the Fund adopted non-material amendments to its Code of Ethics to update internal procedures for reporting and responding to potential conflicts of interest and ethical concerns. These amendments did not alter the substantive standards of applicable conduct.

(d)	There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached herewith as Exhibit 19(a)(1).

Item 3.    Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The name of the audit committee financial experts as of the date of filing of this Form N-CSR are John Joseph Shaw and Elaine Orr. Both John Joseph Shaw and Elaine Orr have been deemed to be “independent” for the purpose of this Item because he or she is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees

For the fiscal years ended December 31, 2025 and December 31, 2024, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $554,550 and $524,300, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)           Audit-Related Fees

For the fiscal years ended December 31, 2025 and December 31, 2024, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $53,140 and $49,000, respectively.

For the fiscal years ended December 31, 2025 and December 31, 2024, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)           Tax Fees

For the fiscal years ended December 31, 2025 and December 31, 2024, E&Y billed the Fund aggregate fees of $41,600 and $36,100, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal years ended December 31, 2025 and December 31, 2024, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)           All Other Fees

For the fiscal years ended December 31, 2025 and December 31, 2024, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal years ended December 31, 2025 and December 31, 2024, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)       Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)       Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2025 and December 31, 2024, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2025 and December 31, 2024, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)            Not applicable.

(g)	For the fiscal years ended December 31, 2025 and December 31, 2024, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended December 31, 2025 and December 31, 2024, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)	E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

(i)            Not applicable.

(j)            Not applicable.

Item 5.    Audit Committee of Listed Registrants.

(a)	The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Fund’s Audit Committee are Jeffrey Perlowitz, Elaine Orr, John Joseph Shaw, Karin Kissane and Mark R. Yosowitz.

(b)            Not applicable.

Item 6.    Investments.

(a)            Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)            Not applicable.

Item 7.    Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.    Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.    Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.  Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.  Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 19(c) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of the date of this filing, the portfolio managers of the Fund are as follows:

Mitch Goldstein

Partner, Co-Head of the Ares Credit Group and Portfolio Manager (since inception)

Mitch Goldstein is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Operating Committee. Mitch Goldstein serves as a Vice President, Trustee and Portfolio Manager of the Fund. Mitch Goldstein additionally serves as a Director and Co-Chairperson of the Board of Directors of Ares Capital Corporation and Co-Chief Executive Officer and Trustee of Ares Strategic Income Fund. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC. Mitch Goldstein is a member of the Ares Credit Group's U.S. Direct Lending, Commercial Finance, Pathfinder and the Ivy Hill Asset Management Investment Committees and the Ares Infrastructure Debt Investment Committee and the Ares Asia Direct Lending (Australia) Investment Committee. Prior to joining Ares Management in May 2005, Mitch Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mitch Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mitch Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mitch Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mitch Goldstein worked at Bankers Trust. Mitch Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting and received an M.B.A. from Columbia University's Graduate School of Business.

Greg Margolies

Partner in the Ares Credit Group, Vice Chair of Ares and Portfolio Manager (since inception)

Greg Margolies is a Partner in the Ares Credit Group and Vice Chair of Ares. He is a Vice President of the Fund. Additionally, Greg Margolies is on the Board of Directors of the Ares Charitable Foundation. Prior to joining Ares in 2009, Greg Margolies served as a Managing Director and Global Head of Leveraged Finance and Capital Commitments at Merrill Lynch & Co. and was a member of the Executive Committee for Merrill Lynch’s Global Investment Banking Group. Previously, Greg Margolies was Co-Head of the DB Capital Mezzanine Fund. Greg Margolies serves on the Board of Directors for the International Organization for Women and Development, the Advisory Council for University of Michigan’s Life Science Institute and is a member of the University of Michigan’s Provost’s Advisory Committee. Greg Margolies holds a B.A. from the University of Michigan in International Economics and Finance and an M.B.A. from the University of Pennsylvania Wharton School of Business.

Michael Smith

Partner, Co-Head of the Ares Credit Group and Portfolio Manager (since January 2024)

Michael Smith is a Partner and Co-Head of the Ares Credit Group. He also serves on the Ares Operating Committee. Michael Smith serves as a Vice President of the Fund. Michael Smith also serves as a Director and Co-Chairperson of the Board of Directors of Ares Capital Corporation and previously served as Co-President of Ares Capital Corporation from July 2014 to October 2022 and Executive Vice President from May 2013 to July 2014. Additionally, Michael Smith serves as Co-Chief Executive Officer and Trustee of Ares Strategic Income Fund. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC. Michael Smith is a member of the Ares Credit Group's U.S. Direct Lending, Opportunistic Credit and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Secondaries Group's Private Equity Investment Committee, and the Ares Infrastructure Group's Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2004, Michael Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle market financing and principal investment business. Previously, Michael Smith worked at Indosuez Capital in their Merchant Banking Group, Kenter, Glastris & Company, and at Salomon Brothers Inc, in their Debt Capital Markets Group and Financial Institutions Group. Michael Smith serves on the Board of Directors of the University of Notre Dame's Wilson Sheehan Lab for Economic Opportunity (LEO), which helps service providers apply scientific evaluation methods to better understand and share effective poverty interventions. Michael Smith received a B.S. in Business Administration from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

(a)(2)	As of December 31, 2025, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Mitch Goldstein	Registered investment companies	2	$60,236	2	$60,236
	Other pooled investment vehicles	5	$48,656	5	$48,656
	Other accounts	38	$30,017	38	$19,672

Greg Margolies	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	2	$2,685	2	$2,685
	Other accounts	3	$1,814	3	$1,814

Michael Smith	Registered Investment Companies	2	$60,236	2	$60,236
	Other pooled investment vehicles	3	$10,615	3	$10,615
	Other accounts	3	$1,814	3	$1,814

Material Conflicts of Interest:

The Fund’s executive officers and trustees, and the employees of CION Ares Management, LLC (“CAM” or the “Advisor”) and Ares Capital Management II LLC (“Ares Capital” and collectively with CAM, the “Advisors”), serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Ares- or CION Investment Group, LLC (“CION”)-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Advisors), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Advisors and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Advisor affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Advisors may determine that the Fund should invest on a side-by-side basis with one or more Other Managed Funds. In certain circumstances, negotiated co-investments may be made only in accordance with the terms of the exemptive order Ares received from the SEC (the “Order”). Co-investments made under the Order are subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in a co-investment transaction.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, we may not be able to structure our investment portfolio in the manner desired. Although the Advisors endeavor to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures.

From time to time, the Fund and the Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisors affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund’s creditworthiness.

The Advisors are paid a fee based on a percentage of the Fund’s Managed Assets. The participation of the Advisors’ investment professionals in the valuation process could therefore result in a conflict of interest. The Advisors also may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets or the yield of the Fund and, accordingly, the Management Fees or Incentive Fees (as such terms are defined in the Fund’s Prospectus) received by the Advisors. Certain other Ares-advised funds pay the Advisors or their affiliates performance-based compensation, which could create an incentive for the Advisors or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)       Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by Advisors’ executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of Ares Capital’s publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Advisors it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from the Advisors or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of Ares Capital’s publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

(a)(4)       Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2025.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mitch Goldstein	None
Greg Margolies	None
Michael Smith	None

(b)            Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 15.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 16.  Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.  Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.  Exhibits.

(a)(1)	The registrant’s Sarbanes Oxley Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

Date:	March 6, 2026

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

Date:	March 6, 2026

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer

Date:	March 6, 2026

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	March 6, 2026